UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01582

The Enterprise Group of Funds, Inc.

(Exact name of registrant as specified in charter)

3343 Peachtree Road

Atlanta, GA 30326

(Address of Principal Executive Offices)

Patricia Louie, Esq.

Assistant Secretary

Enterprise Capital Management, Inc.

3343 Peachtree Road

Atlanta, GA 30326

(Name and Address of Agent for Service)

Registrant’s telephone number including area code: (800) 432-4320

Date of fiscal year end: October 31

Date of reporting period: October 31, 2004

Item 1.    Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1):

THE ENTERPRISE Group of Funds, Inc.

Annual Report

and

Message from the President

October 31, 2004

THE ENTERPRISE Group of Funds, Inc.

AGGRESSIVE STOCK

ENTERPRISE Multi-Cap Growth Fund

ENTERPRISE Small Company Growth Fund

ENTERPRISE Small Company Value Fund

STOCK

ENTERPRISE Capital Appreciation Fund

ENTERPRISE Deep Value Fund

ENTERPRISE Equity Fund

ENTERPRISE Equity Income Fund

ENTERPRISE Growth Fund

ENTERPRISE Growth and Income Fund

INTERNATIONAL

ENTERPRISE International Growth Fund

SECTOR/SPECIALTY

ENTERPRISE Global Financial Services Fund

ENTERPRISE Global Socially Responsive Fund

ENTERPRISE Mergers and Acquisitions Fund

ENTERPRISE Technology Fund

DOMESTIC HYBRID

ENTERPRISE Managed Fund

ENTERPRISE Strategic Allocation Fund

INCOME

ENTERPRISE Government Securities Fund

ENTERPRISE High-Yield Bond Fund

ENTERPRISE Short Duration Bond Fund

ENTERPRISE Tax-Exempt Income Fund

ENTERPRISE Total Return Fund

MONEY MARKET

ENTERPRISE Money Market Fund

Message from the President

Dear Shareholders,

I am pleased to provide you with this annual report for The Enterprise Group of Funds.

After a strong rally in 2003, equity markets have been constrained this year by concerns that sharply rising oil prices would hurt corporate earnings and potentially reverse the global economic recovery. Despite this, the broad market, as measured by the S&P 500 Index, maintained positive momentum over the last 12 months with a 9.4% gain.

Looking closer at the market’s performance for the fiscal year ended October 31, 2004, value stocks handily outperformed growth stocks. The Russell 1000 Value Index gained 15.5% while the Russell 1000 Growth Index posted a modest 3.4% return. Both small-cap U.S. stocks and international stocks fared well over the period, returning 11.7% (Russell 2000 Index) and 18.8% (MSCI EAFE Index), respectively. Many of the more traditional growth sectors — including the information technology and health care sectors — were the weakest performers. The energy sector was the one true bright spot during the year.

The stock market does not like uncertainty, and three major sources of uncertainty overhung the market this year — oil prices, the Presidential election and Iraq. The November election eliminates one uncertainty, and stock market investors can hope for progress on the others. One thing is certain, however, and that is it is nearly impossible to time market rallies. So, the most practical approach is to develop a long-term program and stick with it, while making periodic adjustments based on your goals, time horizon and tolerance for risk. We believe professional managers can add value not only by outperforming market benchmarks when markets are rising, but also by managing risk and preserving assets when markets are falling.

I would like to thank you for continuing to participate in The Enterprise Group of Funds. While we continue to hope that the market outlook ahead will be favorable, it’s important to have realistic investment expectations. If you are taking advantage of the diverse choices and professional management available in our fund group, combined with the guidance of a professional financial advisor, we believe you are positioned to make the most of opportunities.

We wish you the greatest success in your investment planning.

Sincerely,

Steven M. Joenk

Chairman, President and Chief Executive Officer

Enterprise Capital Management, Inc.

The S&P 500 is an unmanaged index of common stocks. The Russell 1000 Value Index is an unmanaged index consisting of those companies in the Russell 1000 Index (comprised of the 1,000 largest U.S. companies) with lower than average price-to-book ratios and forecasted growth. The Russell 1000 Growth Index is an unmanaged index consisting of those companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth. The Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index (comprised of the largest 3,000 U.S. companies). The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, and Far East Index) is an unmanaged index of roughly 1, 000 companies traded on 20 stock exchanges around the world. All indexes assume the reinvestment of dividends and distributions and do not include any management fees or expenses. One cannot invest directly in an index.

Investors should consider a fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other information about The Enterprise Group of Funds, including fees and expenses, please visit www.enterprisefunds.com or call 1-800-432-4320 for a prospectus. Read it carefully before investing or sending money.

MESSAGE FROM THE PRESIDENT

Returns in this report are historical and do not guarantee future performance of any fund. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Enterprise Multi-Cap Growth Fund

SUBADVISER’S COMMENTS

Fred Alger Management, Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Fred Alger Management, Inc. (“Alger”) is subadviser to the Enterprise Multi-Cap Growth Fund. Alger has approximately $9.3 billion in assets under management.

Investment Objective

The objective of the Enterprise Multi-Cap Growth Fund is long-term capital appreciation.

2004 Performance Review

How did the Fund perform for the ten months ending October 31, 2004?

For the ten-month period ending October 31, 2004, Class A shares of the Fund returned -2.95%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 3.06%. The Fund underperformed its peer group, the Lipper Multi-Cap Growth Funds Index, which returned 1.70%.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Multi-Cap Growth Fund

SUBADVISER’S COMMENTS — (Continued)

Average Annual Total Returns - Periods ending October 31, 2004

Class A	1-Year	5-Year	07/01/99- 10/31/04	Class B	1-Year	5-Year	07/01/99- 10/31/04
With Sales Charge	-5.46%	8.92%	4.64%	With Sales Charge	-6.03%	-8.86%	4.90%
Without Sales Charge	-0.75%	8.03%	5.60%	Without Sales Charge	-1.08%	-8.50%	5.05%
S&P 500 Index*	9.42%	-2.22%	-2.13%	S&P 500 Index*	9.42%	-2.22%	-2.13%
Lipper Multi-Cap Growth Funds Index*	5.75%	-4.59%	-3.77%	Lipper Multi-Cap Growth Funds Index*	5.75%	-4.59%	-3.77%

Class C	1-Year	5-Year	07/01/99- 10/31/04	Class Y	1-Year	5-Year	07/01/99- 10/31/04
With Sales Charge	-2.23%	-8.56%	4.99%	Average Annual Return	-0.30%	-7.65%	6.05%
Without Sales Charge	-1.24%	-8.56%	4.99%	S&P 500 Index*	9.42%	-2.22%	-2.13%
S&P 500 Index*	9.42%	-2.22%	-2.13%	Lipper Multi-Cap Growth Funds Index*	5.75%	-4.59%	-3.77%
Lipper Multi-Cap Growth Funds Index*	5.75%	-4.59%	-3.77%

Average Annual Total Returns - Periods ending September 30, 2004

Class A	1-Year	5-Year	07/01/99- 09/30/04	Class B	1-Year	5-Year	07/01/99- 09/30/04
With Sales Charge	-1.08%	-8.07%	4.26%	With Sales Charge	-1.69%	-8.04%	4.51%
Without Sales Charge	3.88%	-7.17%	5.23%	Without Sales Charge	3.31%	-7.68%	4.66%
S&P 500 Index*	13.86%	-1.31%	-2.45%	S&P 500 Index*	13.86%	-1.31%	-2.45%
Lipper Multi-Cap Growth Funds Index*	10.85%	-3.69%	-4.22%	Lipper Multi-Cap Growth Funds Index*	10.85%	-3.69%	-4.22%

Class C	1-Year	5-Year	07/01/99- 09/30/04	Class Y	1-Year	5-Year	07/01/99- 09/30/04
With Sales Charge	2.31%	-7.71%	4.63%	Average Annual Return	4.44%	-6.78%	5.69%
Without Sales Charge	3.31%	-7.71%	4.63%	S&P 500 Index*	13.86%	-1.31%	-2.45%
S&P 500 Index*	13.86%	-1.31%	-2.45%	Lipper Multi-Cap Growth Funds Index*	10.85%	-3.69%	-4.22%
Lipper Multi-Cap Growth Funds Index*	10.85%	-3.69%	-4.22%

The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. The data shown represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data shown. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5.00%. If Class C shares are redeemed within 12 months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class C share performance does not reflect the front-end sales charge of 1.00% in effect until May 3, 2004. The returns for an investor that paid the front-end sales charge would be lower than the performance shown. Investors may obtain performance data current to the most recent month-end at www.enterprisefunds.com.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Multi-Cap Growth Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Multi-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

The inception returns for the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index reflect the average annual returns from 6/30/1999 to 10/31/2004.

How would you describe the investment environment during the period?

Overall, the U.S. stock market posted positive results over the period. While the robust momentum of 2003 seemed to wane a bit during the first quarter of 2004, markets still managed to post positive returns throughout the quarter. Despite escalating fears of a stalled recovery in the labor market, stocks advanced during the first month of the period as investors chose to focus on rising consumer sentiment and stellar growth within the U.S. merger and acquisition business. The forward progress continued into February. Investors were heartened by news of significant growth in the manufacturing sector and the Fed’s indication that it would remain patient with regard to interest rate hikes. Most equity indices trended higher during the second month of the period, with mid-cap stocks leading the upturn. The positive momentum, however, seemed to slow down in March, with equity indices posting mixed results. While small and mid-cap stocks were able to remain in positive territory during the one-month period, large-cap stocks struggled, as geopolitical uncertainty began to weigh on investors. With continued unrest in Israel and Iraq and rising tensions between China and Taiwan, large-cap stocks of all styles trended downward during the final month of the quarter.

Despite a weak start to the second quarter, equity markets managed to post modest gains during the three-month period. As the quarter began, solid fundamentals seemed to be trumped by fear and uncertainty. Despite better-than-

expected growth in the housing market and strong earnings news, investors were shaken by escalating violence in Iraq

ANNUAL REPORT

Enterprise Multi-Cap Growth Fund

SUBADVISER’S COMMENTS — (Continued)

and fears of a looming interest rate hike. Stocks of all sizes and styles trended downward during April. Fortunately, the negative momentum reversed course in May. Investors were heartened by better-than-expected first-quarter GDP growth and news that soaring oil prices had begun to moderate. Stocks moved higher during the second month of the quarter, with mid-cap stocks leading the way. The advance continued into June. Despite continued uncertainty in regards to the situation in Iraq, stocks rose on strong payroll growth and a large jump in consumer confidence. In addition, the modest 0.25% interest rate hike on June 30th helped to relieve investors of some of their fear and uncertainty.

The final four months of the period provided mixed results for equities. While value stocks managed to post modest gains during the period, the markets, in general, and growth stocks, in particular, moved lower. Despite a relatively upbeat economic report from the Fed, stock prices declined in July as otherwise solid corporate earnings announcements continued to miss heightened expectations. Small-cap growth stocks led the downturn. Fortunately, conditions seemed to improve a bit in August. Notwithstanding surging oil prices and the Fed’s August 10th decision to raise interest rates, value stocks rose on solid growth in the manufacturing sector and value-investor bargain hunting. Stocks of all capitalizations and styles rose during September and October, as investors applauded solid earnings news. Small-cap growth stocks led the uptick. On September 21st, the Fed raised interest rates 0.25% for the second time in as many months.

What strategies affected Fund performance during the period?

During the period the Fund benefited from solid security selection in the consumer staples sector but was hurt by an overweighting in both the relatively weak information technology and health care sectors. At the stock level, performance benefited most positively from positions in Yahoo! Inc., Research In Motion Ltd., eBay Inc., Apple Computer Inc. and NAVTEQ Corp. Conversely, the Fund was most negatively impacted by holdings in Netflix Inc., Red Hat Inc., Kulicke & Soffa Industries Inc., Novellus Systems Inc. and Millennium Pharmaceuticals Inc. Throughout the ten-month period, the Fund’s strategy remained uniform. The Fund continued to emphasize individual security selection through thorough, internal research conducted by its analysts.

What changes were made to the Fund over the period?

As of October 31st, the Fund had $80.9 million in net assets. Throughout the period, the number of holdings increased to approximately 80 stocks and the cash equivalent position increased to just over 4% of net assets. During the same ten-month time span, significant additions included CVS Corp., FedEx Corp. and Nokia Corp. Significant eliminations included Amgen Inc., Cisco Systems Inc. and Gap Inc.

Investments in small-capitalization and mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Multi-Cap Growth Fund

EXPENSE INFORMATION

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/01/04	Annualized Expense Ratio For the Period	Ending Account Value 10/31/04	Expenses Paid During the Period*

Based on actual return
Class A	$1,000.00	2.13%	$974.39	$10.60
Class B	1,000.00	2.68%	970.46	13.31
Class C	1,000.00	2.68%	969.70	13.30
Class Y	1,000.00	1.72%	978.22	8.57

Based on assumed 5% return
Class A	1,000.00	2.13%	1,014.47	10.81
Class B	1,000.00	2.68%	1,011.70	13.59
Class C	1,000.00	2.68%	1,011.70	13.59
Class Y	1,000.00	1.72%	1,016.53	8.74

*	Expenses are equal to the Fund’s annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 366 to reflect the one-half year period.

ANNUAL REPORT

Enterprise Multi-Cap Growth Fund

THE ENTERPRISE Group of Funds, Inc.

Enterprise Multi-Cap Growth Fund

PORTFOLIO OF INVESTMENTS

October 31, 2004

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 83.56%

Aerospace — 3.35%
Lockheed Martin Corporation	26,200	$1,443,358
United Technologies Corporation	13,600	1,262,352

		2,705,710

Banking — 0.77%
Bank of New York Company Inc.	6,300	204,498
Wells Fargo & Company	7,050	421,026

		625,524

Biotechnology — 4.39%
Genentech Inc. (a)	18,800	855,964
Genzyme Corporation (a)	17,200	902,484
Gilead Sciences Inc. (a)	51,700	1,790,371

		3,548,819

Broadcasting — 1.34%
Viacom Inc. (Class B)	29,600	1,080,104

Building & Construction — 1.05%
Lowe’s Companies Inc.	15,050	847,014

Business Services — 1.66%
Fair Isaac Corporation	44,400	1,340,880

Chemicals — 1.27%
Lubrizol Corporation	29,600	1,028,008

Computer Hardware — 4.34%
Apple Computer Inc. (a)	30,000	1,575,900
PalmOne Inc. (a)	66,900	1,938,093

		3,513,993

Computer Services — 7.53%
Cognizant Technology Solutions (Class A) (a)	25,300	860,200
IAC/InteractiveCorp (a)	30,100	650,762
NAVTEQ Corporation (a)	27,700	1,116,587
Shanda Interactive Entertainment Ltd. (a)	20,800	632,091
Yahoo! Inc. (a)	78,200	2,830,058

		6,089,698

Computer Software — 7.24%
Cognos Inc. (a)	17,700	699,327
Mercury Interactive Corporation (a)	21,900	951,117
Microsoft Corporation	116,000	3,246,840
Microstrategy Inc. (a)	10,400	623,792
Red Hat Inc. (a)	25,950	333,198

		5,854,274

Crude & Petroleum — 1.53%
Peabody Energy Corporation	19,400	1,237,332

Electrical Equipment — 1.33%
General Electric Company	31,600	1,078,192

	Number of Shares or Principal Amount	Value

Electronics — 0.39%
Garmin Ltd.	6,300	$315,000

Entertainment & Leisure — 0.09%
Dreamworks Animation (Class A) (a)	1,900	74,195

Finance — 2.23%
Lehman Brothers Holdings Inc.	7,700	632,555
The First Marblehead Corporation (a)	21,800	1,168,480

		1,801,035

Health Care — 1.36%
Amerigroup Corporation (a)	18,400	1,104,000

Media — 3.46%
Sirius Satellite Radio Inc. (a)	194,900	760,110
Time Warner Inc. (a)	122,400	2,036,736

		2,796,846

Medical Instruments — 3.64%
Advanced Medical Optics Inc. (a)	22,800	891,480
Fisher Scientific International Inc. (a)	20,900	1,198,824
Guidant Corporation	12,800	852,736

		2,943,040

Medical Services — 4.25%
Biogen Idec Inc. (a)	31,200	1,814,592
Kinetic Concepts Inc. (a)	19,200	956,736
Quest Diagnostics Inc.	7,600	665,304

		3,436,632

Misc. Financial Services — 0.53%
Merrill Lynch & Company Inc.	7,900	426,126

Oil Services — 4.39%
EOG Resources Inc.	14,000	931,840
National Oilwell Inc. (a)	53,100	1,790,001
Patterson-UTI Energy Inc.	43,200	830,736

		3,552,577

Pharmaceuticals — 8.05%
Allergan Inc.	14,500	1,037,620
Caremark Rx Inc. (a)	29,800	893,106
ImClone Systems Inc. (a)	4,000	175,200
IVAX Corporation (a)	61,825	1,119,033
OSI Pharmaceuticals Inc. (a)	10,200	662,796
Pfizer Inc.	26,180	757,911
Schering-Plough Corporation	43,700	791,407
Sepracor Inc. (a)	9,200	422,556
Wyeth	16,500	654,225

		6,513,854

Printing & Publishing — 1.13%
Zebra Technologies Corporation (Class A) (a)	17,200	911,428

ANNUAL REPORT

Enterprise Multi-Cap Growth Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Retail — 9.29%
Bed Bath & Beyond Inc. (a)	25,000	$1,019,750
Coach Inc. (a)	16,600	774,058
CVS Corporation	30,200	1,312,492
eBay Inc. (a)	26,900	2,625,709
Kohl’s Corporation (a)	12,800	649,728
Polo Ralph Lauren Corporation	10,600	391,458
Tractor Supply Company (a)	20,400	740,112

		7,513,307

Semiconductors — 3.75%
Broadcom Corporation (Class A) (a)	43,800	1,184,790
Intel Corporation	20,200	449,652
Novellus Systems Inc. (a)	15,200	393,832
Skyworks Solutions Inc. (a)	113,500	1,009,015

		3,037,289

Telecommunications — 1.36%
QUALCOMM Inc.	26,400	1,103,784

Transportation — 2.32%
Burlington Northern Santa Fe Corporation	23,900	999,259
FedEx Corporation	9,650	879,308

		1,878,567

Wireless Communications — 1.52%
Motorola Inc.	32,800	566,128
Spectrasite Inc. (a)	13,000	666,900

		1,233,028

Total Domestic Common Stocks
(Identified cost $60,307,622)		67,590,256

Foreign Stocks — 12.18%

Computer Services — 0.51%
Netease.com Inc. (ADR) (a)	8,900	413,939

Computer Software — 1.06%
Check Point Software Technologies Ltd. (a)	38,000	859,598

Crude & Petroleum — 1.12%
BP (ADR)	15,500	902,875

Manufacturing — 1.54%
Tyco International Ltd.	40,100	1,249,115

Medical Services — 0.22%
Given Imaging (a)	5,600	180,600

Oil Services — 0.86%
Talisman Energy Inc.	25,900	695,933

	Number of Shares or Principal Amount	Value

Pharmaceuticals — 0.99%
Novartis (ADR)	4,300	$206,443
Teva Pharmaceutical Industries Ltd. (ADR)	22,800	592,800

		799,243

Technology — 0.76%
Accenture Ltd. (a)	25,400	614,934

Telecommunications — 2.13%
Research in Motion Ltd. (a)	19,550	1,724,310

Transportation — 0.73%
Teekay Shipping Corporation	12,800	591,360

Travel/Entertainment/Leisure — 0.73%
Royal Caribbean Cruises Ltd.	12,600	587,160

Wireless Communications — 1.53%
Nokia Corporation (ADR)	80,100	1,235,142

Total Foreign Stocks
(Identified cost $8,179,027)		9,854,209

Short-Term Agency Obligations — 3.09%
Fannie Mae Discount Note 1.76% due 11/05/04	$1,000,000	999,804
Freddie Mac Discount Note 1.80% due 12/28/04	1,500,000	1,495,725

Total Short-Term Agency Obligations
(Identified cost $2,495,529)		2,495,529

Repurchase Agreement — 2.29%
State Street Bank & Trust Repurchase Agreement, 1.45% due 11/01/04 Proceeds $1,851,224 Collateral: U.S. Treasury Bond $1,170,000, 11.25% due 02/15/15, Value $1,918,911	1,851,000	1,851,000

Total Repurchase Agreement
(Identified cost $1,851,000)		1,851,000

Total Investments
(Identified cost $72,833,178)		$81,790,994

Other Assets Less Liabilities — (1.12)%		(906,302)

Net Assets — 100%		$80,884,692

(a)	Non-income producing security.
(ADR)	American Depository Receipt.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Growth Fund

SUBADVISER’S COMMENTS

William D. Witter, Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

William D. Witter, Inc. (“Witter”), which has approximately $2.4 billion in assets under management, is subadviser to the Enterprise Small Company Growth Fund.

Investment Objective

The objective of the Enterprise Small Company Growth Fund is capital appreciation.

2004 Performance Review

How did the Fund perform for the ten months ending October 31, 2004?

For the ten-month period ending October 31, 2004, Class A shares of the Fund returned -1.08%. The Fund underperformed its benchmark, the Russell 2000 Index, which returned 5.75%. The Fund underperformed its peer group, the Lipper Small-Cap Growth Funds Index, which returned -0.84%.

ANNUAL REPORT

Enterprise Small Company Growth Fund

SUBADVISER’S COMMENTS — (Continued)

Average Annual Total Returns - Periods ending October 31, 2004

Class A	1-Year	5-Year	07/31/97- 10/31/04	Class B	1-Year	5-Year	07/31/97- 10/31/04
With Sales Charge	-4.82%	1.48%	1.74%	With Sales Charge	-5.60%	1.57%	1.85%
Without Sales Charge	-0.08%	2.47%	2.42%	Without Sales Charge	-0.63%	1.94%	1.85%
Russell 2000 Index*	10.52%	6.33%	6.16%	Russell 2000 Index*	10.52%	6.33%	6.16%
Lipper Small-Cap Growth Funds Index*	1.95%	2.34%	4.34%	Lipper Small-Cap Growth Funds Index*	1.95%	2.34%	4.34%

Class C	1-Year	5-Year	07/31/97- 10/31/04	Class Y	1-Year	5-Year	10-Year
With Sales Charge	-1.62%	1.93%	1.81%	Average Annual Return	0.37%	2.96%	9.72%
Without Sales Charge	-0.63%	1.93%	1.81%	Russell 2000 Index*	10.52%	6.33%	8.62%
Russell 2000 Index*	10.52%	6.33%	6.16%	Lipper Small-Cap Growth Funds Index*	1.95%	2.34%	8.91%
Lipper Small-Cap Growth Funds Index*	1.95%	2.34%	4.34%

Average Annual Total Returns - Periods ending September 30, 2004

Class A	1-Year	5-Year	07/31/97- 09/30/04**	Class B	1-Year	5-Year	07/31/97- 09/30/04**
With Sales Charge	1.27%	0.92%	1.46%	With Sales Charge	0.70%	1.02%	1.53%
Without Sales Charge	6.31%	1.91%	2.15%	Without Sales Charge	5.70%	1.39%	1.53%
Russell 2000 Index*	18.77%	7.41%	5.95%	Russell 2000 Index*	18.77%	7.41%	5.95%
Lipper Small-Cap Growth Funds Index*	8.17%	2.94%	3.99%	Lipper Small-Cap Growth Funds Index*	8.17%	2.94%	3.99%

Class C	1-Year	5-Year	07/31/97- 09/30/04**	Class Y	1-Year	5-Year	10-Year
With Sales Charge	4.68%	1.38%	1.57%	Average Annual Return	6.78%	2.41%	9.81%
Without Sales Charge	5.68%	1.38%	1.57%	Russell 2000 Index*	18.77%	7.41%	9.87%
Russell 2000 Index*	18.77%	7.41%	5.95%	Lipper Small-Cap Growth Funds Index*	8.17%	2.94%	8.8%
Lipper Small-Cap Growth Funds Index*	8.17%	2.94%	3.99%

The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. The data shown represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data shown. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5.00%. If Class C shares are redeemed within 12 months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class C share performance does not reflect the front-end sales charge of 1.00% in effect until May 3, 2004. The returns for an investor that paid the front-end sales charge would be lower than the performance shown. Investors may obtain performance data current to the most recent month-end at www.enterprisefunds.com.

*The Russell 2000 Index is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Small-Cap Growth Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Small-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

**Since inception, 7/17/97, the average annual return for Class A Shares is 1.89% with sales charge and 2.57% without sales charge as of 10/31/04 and 1.46% with sales charge and 2.15% without sales charge as of 9/30/04. Since inception, 7/17/97, the average annual return for Class B Shares is 1.95% with sales charge and 1.95% without sales charge as of 10/31/04 and 1.53% with sales charge and 1.53% without sales charge as of 9/30/04. Since inception, 7/17/97, the average annual return for Class C Shares is 2.00% with sales charge and 2.00% without sales charge as of 10/31/04 and 1.57% with sales charge and 1.57% without sales charge as of 9/30/04. Since inception, 5/9/91, the average annual return for Class Y shares is 12.48% as of 10/31/04 and 12.29% as of 9/30/04.

How would you describe the investment environment during the period?

The ten-month period ending October 31, 2004 was a challenging investment environment for equity investors. Small-cap growth investing was particularly difficult as several key macro-economic and geopolitical issues influenced investors throughout the period. The raging war in Iraq, the rapid increase in energy pricing, the bitter Presidential campaign and the constant fear of terrorist activity each weighed heavily on the market’s appetite for risk and conspired to hold back the emergence of a renewed optimism on Wall Street. Witter’s belief in a resurgent economy as well as a less dramatic political environment influenced the Fund’s aggressive posture throughout the period as each of these issues were being resolved.

What strategies affected Fund performance during the period?

The Fund’s overweight positions in technology, health care and consumer stocks were negative contributors to performance as the market gravitated to more value oriented and defensive sectors such as energy, basic materials and industrials. The market’s bias against growth stocks also negatively affected Fund performance as value stocks lead the market throughout the period. The Fund maintained an aggressive posture throughout the period. Relative performance was positive in the third quarter and for the month of October as the economy began to react positively to the lowered risk environment of early Fall.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Growth Fund

SUBADVISER’S COMMENTS — (Continued)

What changes were made to the Fund over the period?

The Fund was repositioned towards a more aggressive posture at the beginning of 2004. This strategy was implemented to raise the average earnings growth rate of the Fund. The ability to find traditional growth stocks at value stock prices allowed the Fund to selectively add to its positions throughout the period.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ANNUAL REPORT

Enterprise Small Company Growth Fund

EXPENSE INFORMATION

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/01/04	Annualized Expense Ratio For the Period	Ending Account Value 10/31/04	Expenses Paid During the Period*

Based on actual return
Class A	$1,000.00	2.07%	$984.12	$10.35
Class B	1,000.00	2.62%	979.13	13.07
Class C	1,000.00	2.62%	979.13	13.07
Class Y	1,000.00	1.62%	988.15	8.12

Based on assumed 5% return
Class A	1,000.00	2.07%	1,014.77	10.51
Class B	1,000.00	2.62%	1,012.00	13.29
Class C	1,000.00	2.62%	1,012.00	13.29
Class Y	1,000.00	1.62%	1,017.04	8.24

*	Expenses are equal to the Fund’s annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 366 to reflect the one-half year period.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Growth Fund

ANNUAL REPORT

Enterprise Small Company Growth Fund

PORTFOLIO OF INVESTMENTS

October 31, 2004

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 95.82%

Banking — 4.33%
Cascade Bancorp	35,475	$718,369
Hanmi Financial Corporation	70,200	2,132,676
Hudson United Bancorp	45,700	1,818,860

		4,669,905

Broadcasting — 2.41%
Salem Communications Corporation (Class A) (a)	59,700	1,492,500
Spanish Broadcasting Systems Inc. (Class A) (a)	109,800	1,111,176

		2,603,676

Chemicals — 1.74%
Georgia Gulf Corporation	16,100	728,847
Nova Chemicals Corporation	15,000	583,500
Olin Corporation	30,200	564,740

		1,877,087

Computer Hardware — 2.25%
Dot Hill Systems Corporation (a)	131,300	820,625
Mobility Electronics Inc. (a)	128,100	899,262
Synaptics Inc. (a)	22,400	708,736

		2,428,623

Computer Services — 3.33%
Citadel Securities Software Inc. (a)	193,200	643,163
Concur Technologies Inc. (a)	43,800	455,739
Cyberguard Corporation (a)	60,600	327,846
Intergraph Corporation (a)	25,100	625,868
Ness Technologies Inc. (a)	35,000	462,700
PlanetOut Inc. (a)	23,300	233,000
Ultratech Inc. (a)	49,400	840,788

		3,589,104

Computer Software — 12.29%
Ascential Software Corporation (a)	83,000	1,169,470
Avid Technology Inc. (a)	43,400	2,299,332
Digital River Inc. (a)	48,800	1,625,040
Identix Inc. (a)	82,500	601,425
Kintera Inc. (a)	160,300	1,533,269
Macromedia Inc. (a)	104,700	2,841,558
Navarre Corporation (a)	92,100	1,381,500
SupportSoft Inc.	131,400	666,198
Ultimate Software Group Inc. (a)	88,500	1,138,553

		13,256,345

Consumer Products — 2.92%
Lecroy Corporation (a)	88,700	1,492,821
Yankee Candle Company Inc. (a)	59,900	1,659,230

		3,152,051

Consumer Services — 0.60%
PeopleSupport Inc. (a)	68,600	644,840

Electronics — 4.57%
Ceradyne Inc. (a)	96,899	4,155,998
Veeco Instruments Inc. (a)	39,400	769,876

		4,925,874

	Number of Shares or Principal Amount	Value

Energy — 0.53%
Headwaters Inc. (a)	18,000	$567,000

Entertainment & Leisure — 4.42%
Lions Gate Entertainment Corporation (a)	404,200	3,965,202
Shuffle Master Inc. (a)	19,200	808,128

		4,773,330

Finance — 1.18%
Coinstar Inc. (a)	5,800	149,814
E-LOAN Inc. (a)	315,400	668,648
Prospect Energy Corporation (a)	32,200	454,986

		1,273,448

Hotels & Restaurants — 2.47%
BJ’s Restaurants Inc. (a)	92,400	1,416,030
Redeemable Robin Gourmet Burgers Inc. (a)	30,000	1,251,300

		2,667,330

Insurance — 1.84%
Ohio Casualty Corporation (a)	95,000	1,983,600

Manufacturing — 0.86%
Gen-Probe Inc. (a)	26,600	932,064

Media — 1.65%
Sonic Solutions (a)	84,900	1,685,265
WPT Enterprises Inc. (a)	10,800	92,880

		1,778,145

Medical Instruments — 3.67%
Candela Corporation (a)	50,075	509,513
Cytyc Corporation (a)	43,900	1,145,351
Kensey Nash Corporation (a)	32,650	933,790
Martek Biosciences Corporation (a)	19,300	908,181
Nuvasive Inc. (a)	45,300	446,658
Vnus Medical Technologies (a)	1,100	16,533

		3,960,026

Medical Services — 6.23%
Centene Corporation (a)	34,800	1,650,564
Encore Medical Corporation (a)	156,200	802,087
IntraLase Corporation	20,300	390,369
MedCath Corporation (a)	87,425	1,534,309
Nektar Therapeutics (a)	59,800	861,718
Palomar Medical Technologies Inc. (a)	56,700	1,161,783
Radiation Therapy Services Inc. (a)	32,000	318,240

		6,719,070

Metals & Mining — 0.52%
Wheaton River Minerals Ltd. (a)	173,800	564,850

Oil Services — 10.43%
Chesapeake Energy Corporation	111,000	1,784,880
Cimarex Energy Company (a)	62,100	2,228,148
Enterra Energy Trust	38,300	623,102
Jed Oil Inc. (a)	12,900	170,409
Tesco Corporation (a)	61,200	624,240
Ultra Petroleum Corporation (a)	99,100	4,816,260
Willbros Group Inc. (a)	68,000	1,004,360

		11,251,399

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Growth Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares	Value

Pharmaceuticals — 8.35%
Bio-Imaging Technologies Inc. (a)	90,485	$411,707
Corgentech Inc. (a)	63,200	1,205,224
Critical Therapeutics Inc. (a)	96,800	542,080
Dusa Pharmaceuticals Inc. (a)	54,750	638,385
Encysive Pharmaceuticals Inc. (a)	62,400	544,752
Eyetech Pharmaceuticals Inc. (a)	15,800	670,552
I Flow Corporation (a)	38,500	532,840
Nabi Biopharmaceuticals (a)	86,600	1,199,410
New River Pharmaceuticals Inc. (a)(o)	102,800	1,367,137
Nexmed Inc. (a)	378,100	521,778
Par Pharmaceutical Companies Inc. (a)	26,875	1,060,219
Santarus Inc. (a)	32,200	316,204

		9,010,288

Retail — 5.17%
Celebrate Express Inc. (a)	38,500	654,115
PETCO Animal Supplies Inc. (a)	74,100	2,650,557
Too Inc. (a)	103,500	2,279,070

		5,583,742

Semiconductors — 6.92%
Mattson Technology Inc. (a)	100,900	846,551
MEMC Electronic Materials Inc. (a)	235,000	2,209,000
Mykrolis Corporation (a)	80,000	840,800
Omnivision Technologies Inc. (a)	81,400	1,294,260
Skyworks Solutions Inc. (a)	52,100	463,169
Tessera Technologies Inc. (a)	65,000	1,815,450

		7,469,230

Technology — 3.04%
Flir Systems Inc. (a)	61,700	3,283,057

Telecommunications — 0.54%
Symmetricom Inc. (a)	68,000	577,320

Transportation — 2.62%
OMI Corporation	146,100	2,622,495
Vitran Corporation Inc. (a)	12,800	209,920

		2,832,415

Wireless Communications — 0.94%
Alvarion Ltd. (a)	75,800	1,015,720

Total Domestic Common Stocks
(Identified cost $89,837,709)		103,389,539

	Number of Shares, Units or Principal Amount	Value

Foreign Stocks — 2.08%

Computer Software — 0.51%
OpenTV Corporation	172,800	$556,416

Pharmaceuticals — 1.26%
Angiotech Pharmaceuticals Inc. (a)	74,200	1,356,376

Semiconductors — 0.31%
ChipMOS Technologies (Bermuda) Ltd. (a)	49,200	334,068

Total Foreign Stocks
(Identified cost $2,285,016)		2,246,860

Short-Term Investments — 0.54%
Securities Lending Quality Trust (y)	580,500	580,500

Total Short-Term Investments
(Identified cost $580,500)		580,500

Repurchase Agreement — 2.29%
State Street Bank & Trust Repurchase Agreement, 1.45% due 11/01/04 Proceeds $2,473,299 Collateral: U.S. Treasury Bond $1,565,000, 11.25% 02/15/15, Value $2,566,749	$2,473,000	2,473,000

Total Repurchase Agreement
(Identified cost $2,473,000)		2,473,000

Total Investments
(Identified cost $95,176,225)		$108,689,899

Other Assets Less Liabilities — (0.73)%		(785,438)

Net Assets — 100%		$107,904,461

(a)	Non-income producing security.
(o)	Security or portion thereof out on loan at October 31, 2004.
(y)	Represents investment of cash collateral received from securities on loan (See note 6).

ANNUAL REPORT

Enterprise Small Company Value Fund

SUBADVISER’S COMMENTS

GAMCO Investors, Inc.

Rye, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

GAMCO Investors, Inc. (“Gabelli”), which manages approximately $26.8 billion for institutional clients, is subadviser to the Enterprise Small Company Value Fund.

Investment Objective

The objective of the Enterprise Small Company Value Fund is maximum capital appreciation.

2004 Performance Review

How did the Fund perform for the ten months ending October 31, 2004?

For the ten-month period ending October 31, 2004, Class A shares of the Fund returned 6.85%. The Fund outperformed its benchmark, the Russell 2000 Index, which returned 5.75%. The Fund underperformed its peer group, the Lipper Small-Cap Value Funds Index, which returned 8.26%.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund

SUBADVISER’S COMMENTS — (Continued)

Average Annual Total Returns - Periods ending October 31, 2004

Class A	1-Year	5-Year	10-Year	Class B	1-Year	5-Year	05/01/95- 10/31/04
With Sales Charge	9.31%	7.74%	11.44%	With Sales Charge	8.97%	7.90%	11.87%
Without Sales Charge	14.71%	8.81%	11.98%	Without Sales Charge	13.97%	8.19%	11.87%
Russell 2000 Index*	10.52%	6.33%	8.62%	Russell 2000 Index*	10.52%	6.33%	10.07%
Lipper Small-Cap Value Funds Index*	17.12%	15.63%	12.80%	Lipper Small-Cap Value Funds Index*	17.12%	15.63%	13.06%

Class C	1-Year	5-Year	05/01/97- 10/31/04	Class Y	1-Year	5-Year	05/31/95- 10/31/04**
With Sales Charge	12.96%	8.19%	11.73%	Average Annual Return	15.11%	9.25%	12.81%
Without Sales Charge	13.96%	8.19%	11.73%	Russell 2000 Index*	10.52%	6.33%	9.97%
Russell 2000 Index*	10.52%	6.33%	7.28%	Lipper Small-Cap Value Funds Index*	17.12%	15.63%	12.96%
Lipper Small-Cap Value Funds Index*	17.12%	15.63%	12.17%

Average Annual Total Returns - Periods ending September 30, 2004

Class A	1-Year	5-Year	10-Year	Class B	1-Year	5-Year	05/01/95- 09/30/04
With Sales Charge	13.33%	7.62%	10.88%	With Sales Charge	13.32%	7.77%	11.69%
Without Sales Charge	19.02%	8.68%	11.42%	Without Sales Charge	18.32%	8.06%	11.69%
Russell 2000 Index*	18.77%	7.41%	9.87%	Russell 2000 Index*	18.77%	7.41%	9.95%
Lipper Small-Cap Value Funds Index*	24.70%	14.74%	12.66%	Lipper Small-Cap Value Funds Index*	24.70%	14.74%	13.06%

Class C	1-Year	5-Year	05/01/97- 09/30/04	Class Y	1-Year	5-Year	05/31/95- 09/30/04**
With Sales Charge	17.36%	8.05%	11.51%	Average Annual Return	19.66%	9.15%	12.65%
Without Sales Charge	18.36%	8.05%	11.51%	Russell 2000 Index*	18.77%	7.41%	9.84%
Russell 2000 Index*	18.77%	7.41%	8.53%	Lipper Small-Cap Value Funds Index*	24.70%	14.74%	12.95%
Lipper Small-Cap Value Funds Index*	24.70%	14.74%	12.16%

The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. The data shown represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data shown. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5.00%. If Class C shares are redeemed within 12 months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class C share performance does not reflect the front-end sales charge of 1.00% in effect until May 3, 2004. The returns for an investor that paid the front-end sales charge would be lower than the performance shown. Investors may obtain performance data current to the most recent month-end at www.enterprisefunds.com.

*The Russell 2000 Index is an unmanaged index of the stocks of 2000 small and mid-cap companies.

**Since inception, 5/24/95, the average annual return for Class Y shares is 12.81% as of 10/31/04 and 12.64% as of 9/30/04. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Small-Cap Value Funds Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper Small-Cap Value Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

The inception returns in the Class B Category for the Russell 2000 Index and the Lipper Small-Cap Value Funds Index reflect the average annual returns from 4/30/1995 to 10/31/2004.

The inception returns in the Class C Category for the Russell 2000 Index and the Lipper Small-Cap Value Funds Index reflect the average annual returns from 4/30/1997 to 10/31/2004.

How would you describe the investment environment during the period?

As the period began, the economy appeared to be on solid footing. Corporate earnings were strong, and the economy reaped the benefits of fiscal stimulus and an extraordinarily liquid monetary policy. The position of the Fed was that with inflation subdued, it could afford to be patient before raising interest rates. A flurry of large, high profile deals made the headlines early in the period. All of these positives were tempered by the belief that the economy would most likely slow to a more sustainable growth rate.

By July the market encountered major headwinds. High energy prices combined with uncertainty regarding the hotly contested presidential election and concern over possible terrorist attacks and prisoner scandals preoccupied investors and put pressure on the stock market. Sharp increases in gasoline prices caused a slowdown in retail sales during the summer months, and put the brakes on corporate spending and the economy. By the end of October, oil prices had peaked at $55. Perceptions of inflation returned, as higher prices were driven by rising commodity costs in energy, basic materials, and agricultural products. The Fed had begun to raise the Federal Funds rate at a “measured” pace.

ANNUAL REPORT

Enterprise Small Company Value Fund

SUBADVISER’S COMMENTS — (Continued)

What strategies affected Fund performance during the period?

Gains in industrial stocks reflected the strength of the U.S. economy. Several holdings in a variety of industrial segments were strong for the period, including automotive and aerospace. Gabelli’s research efforts included a focus on the number and average age of cars on the road and the life expectancy of specific types of auto parts. Midas Group, Standard Motor Products, and Modine all had solid performances. Aerospace holdings posted strong gains, as air travel returned to pre 9/11 levels. Performance was helped by holdings in Pentair, Aviall and Moog, among others.

One of the largest Fund holdings, Cablevision Systems, was down for the period. There was some concern that competition from satellite broadcasters and telephone companies would ultimately erode the pricing flexibility of cable operators.

Several small broadcasters, including Lin TV Corp, Belo, Liberty Corp, and Young Broadcasting, declined during the period. The poor performances were partly due to the absence of regulatory changes and the high expectations that had been built into the stocks for the expected Olympics and election advertising expenditure surge.

What changes were made to the Fund over the period?

The Fund owned positions in International Multifoods, which was taken over by JM Smucker for $25 per share, and Interpore, bought by Biomet for $14.50. During the period Gabelli began buying mobile home stocks such as Fleetwood, Skyline, Cavco Industries, Cavalier Homer, and Coachman.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund

EXPENSE INFORMATION

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/01/04	Annualized Expense Ratio For the Period	Ending Account Value 10/31/04	Expenses Paid During the Period*

Based on actual return
Class A	$1,000.00	1.63%	$1,026.31	$8.32
Class B	1,000.00	2.18%	1,020.77	11.11
Class C	1,000.00	2.18%	1,020.47	11.10
Class Y	1,000.00	1.18%	1,029.99	6.04

Based on assumed 5% return
Class A	1,000.00	1.63%	1,016.99	8.29
Class B	1,000.00	2.18%	1,014.22	11.07
Class C	1,000.00	2.18%	1,014.22	11.07
Class Y	1,000.00	1.18%	1,019.26	6.00

*	Expenses are equal to the Fund’s annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 366 to reflect the one-half year period.

ANNUAL REPORT

Enterprise Small Company Value Fund

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund

PORTFOLIO OF INVESTMENTS

October 31, 2004

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 92.85%

Advertising — 0.01%
Interep National Radio Sales Inc. (Class A) (a)	90,000	$70,200

Aerospace — 5.10%
AAR Corporation	55,000	646,250
Ametek Inc.	200,000	6,584,000
Curtiss — Wright Corporation (Class B)	76,000	3,971,000
GenCorp Inc.	580,000	8,062,000
Kaman Corporation (Class A)	240,000	2,640,000
Lockheed Martin Corporation	14,000	771,260
Moog Inc. (Class A) (a)	66,000	2,476,980
Sequa Corporation (Class A) (a)	32,000	1,727,360
Sequa Corporation (Class B)	45,000	2,488,500
Titan Corporation (a)	40,000	593,600

		29,960,950

Apparel & Textiles — 0.49%
Hartmarx Corporation (a)	125,000	1,045,000
Levcor International Inc. (a)	30,000	57,000
Wolverine World Wide Inc.	58,000	1,765,520

		2,867,520

Automotive — 5.83%
A. O. Smith Corporation (Class A)	11,000	264,000
Aaron Rents Inc. (Class A)	3,000	60,900
AutoNation Inc. (a)	40,000	689,200
BorgWarner Inc.	144,000	6,678,720
Clarcor Inc.	143,000	7,049,900
Earl Scheib Inc. (a)	120,000	396,000
Federal-Mogul Corporation (a)(o)	20,000	3,100
Midas Inc. (a)	325,000	6,152,250
Modine Manufacturing Company	210,000	6,449,100
Navistar International Corporation (a)	65,000	2,245,750
Raytech Corporation (a)	145,000	272,600
Standard Motor Products Inc.	150,000	2,286,000
Tenneco Automotive Inc. (a)	129,500	1,649,830

		34,197,350

Banking — 0.83%
Crazy Woman Creek Bancorp Inc. (f)	51,000	892,500
First Republic Bank	24,000	1,156,800
Flushing Financial Corporation	102,000	1,965,540
Sterling Bancorp	30,500	880,230

		4,895,070

Biotechnology — 0.43%
Invitrogen Corporation (a)	44,000	2,547,600

Broadcasting — 3.55%
Acme Communications Inc. (a)	110,000	623,700
Beasley Broadcast Group Inc. (Class A) (a)	57,500	944,725

	Number of Shares or Principal Amount	Value

Crown Media Holdings Inc. (Class A) (a)	70,000	$630,350
Emmis Broadcasting Corporation (Class A) (a)	14,000	261,800
Fisher Communications Inc. (a)	66,000	3,105,300
Granite Broadcasting Corporation (a)	260,000	72,800
Gray Television Inc.	240,000	3,187,200
Gray Television Inc. (Class A)	64,000	785,920
Liberty Media Corporation (Class A) (a)	50,000	446,000
Lin TV Corporation (Class A) (a)	160,000	2,908,800
Nexstar Broadcasting Group Inc. (Class A) (a)	36,000	262,440
Paxson Communications Corporation (a)	500,000	610,000
Salem Communications Corporation (Class A) (a)	73,000	1,825,000
Spanish Broadcasting Systems Inc. (Class A) (a)	80,000	809,600
UnitedGlobalCom Inc. (Class A) (a)	243,809	1,823,691
World Wrestling Federation Entertainment Inc. (Class A)	45,000	558,000
Young Broadcasting Inc. (Class A) (a)	170,000	1,955,000

		20,810,326

Building & Construction — 3.63%
Cavalier Homes Inc.	160,000	864,000
Cavco Industries Inc.	40,000	1,592,000
Champion Enterprises Inc.	250,000	2,722,500
Coachmen Industries Inc.	15,000	217,050
Core Materials Corporation (a)	400,000	980,000
Fleetwood Enterprises Inc. (a)	300,000	3,777,000
Huttig Building Products Inc. (a)	100,000	800,000
Monaco Coach Corporation (a)	40,000	710,000
Nobility Homes Inc.	6,000	118,320
Palm Harbor Homes Inc.	35,000	524,650
Rollins Inc.	300,000	7,905,000
Skyline Corporation	26,300	1,054,104
Southern Energy Homes Inc.	15,000	69,000

		21,333,624

Business Services — 2.04%
Chemed Corporation	115,000	6,951,750
Edgewater Technology Inc. (a)	400,000	1,660,000
Imagistics International Inc. (a)	7,200	247,824
MarketWatch Inc. (a)	70,000	927,850
Nashua Corporation (a)	190,000	2,156,500

		11,943,924

Cable — 1.72%
Cablevision Systems Corporation (Class A) (a)	422,000	8,684,760
Lamson & Sessions Company (a)	155,000	1,418,250

		10,103,010

ANNUAL REPORT

Enterprise Small Company Value Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares, Units or Principal Amount	Value

Chemicals — 4.51%
Church & Dwight Company Inc.	96,750	$2,633,535
Cytec Industries Inc. (a)	12,000	558,120
Ferro Corporation	120,000	2,528,400
Great Lakes Chemical Corporation	205,000	5,252,100
H. B. Fuller Company	75,000	2,017,500
Hercules Inc. (a)	390,000	5,569,200
MacDermid Inc.	130,000	4,102,800
Newmarket Corporation	50,000	1,120,500
Olin Corporation	75,000	1,402,500
Omnova Solutions Inc. (a)	250,000	1,310,000

		26,494,655

Computer Services — 0.23%
Startek Inc.	10,000	276,500
Tyler Technologies Inc. (a)	80,000	697,600
Xanser Corporation (a)	130,000	380,900

		1,355,000

Consumer Durables — 0.31%
Dana Corporation	120,000	1,789,200
Noel Group Liquidating Trust Units (a)(d)(g)(m)	15,000	—

		1,789,200

Consumer Products — 1.03%
CNS Inc.	20,300	231,420
Delaware Laboratories Inc. (a)	5,700	190,095
Department 56 Inc. (a)	64,000	965,760
Elizabeth Arden Inc. (a)	35,000	839,300
Jarden Corporation (a)	2,250	79,020
Martha Stewart Living Inc. (Class A) (a)	6,000	106,200
Rayovac Corporation (a)	20,000	498,200
Revlon Inc. (Class A) (a)	270,000	656,100
Scotts Company (a)	6,000	385,320
Sola International Inc. (a)	110,000	2,109,800

		6,061,215

Containers/Packaging — 0.72%
Crown Holdings Inc. (a)	15,000	170,250
Packaging Dynamics Corporation	200,000	2,760,000
Pactiv Corporation (a)	55,000	1,302,950

		4,233,200

Drugs & Medical Products — 0.46%
Landauer Inc.	28,000	1,365,280
Owens & Minor Inc.	50,000	1,309,500

		2,674,780

Electrical Equipment — 3.41%
Ampco-Pittsburgh Corporation	62,000	825,840
Baldor Electric Company	155,000	3,631,650
C&D Technologies Inc.	10,000	179,000
National Presto Industries Inc.	30,400	1,222,384
Selas Corporation of America	162,000	315,900
Thomas & Betts Corporation (a)	410,000	11,619,400
Thomas Industries Inc.	66,000	2,230,800

		20,024,974

	Number of Shares or Principal Amount	Value

Electronics — 1.13%
CTS Corporation	265,000	$3,500,650
Fargo Electronics Inc. (a)	28,000	367,080
Monolithic Systems Technology Inc. (a)	90,000	396,900
Park Electrochemical Corporation	112,000	2,353,120

		6,617,750

Energy — 2.09%
Aquila Inc. (a)	290,000	919,300
Atmos Energy Corporation	17,700	456,837
El Paso Electric Company (a)	380,000	6,327,000
Mirant Corporation (a)	50,000	19,000
Nicor Inc.	65,000	2,438,800
SEMCO Energy Inc. (a)	50,000	264,500
Southern Union Company (a)	84,945	1,866,242

		12,291,679

Entertainment & Leisure — 3.62%
Canterbury Park Holding Corporation (a)	30,000	487,500
Churchill Downs Inc.	25,000	949,750
Dover Downs Gaming & Entertainment Inc.	110,000	1,104,400
Dover Motorsports Inc.	205,000	973,750
E.W. Scripps Company (Class A)	115,000	5,487,800
Gaylord Entertainment Company (a)	213,000	7,137,630
Magna Entertainment Corporation (Class A) (a)	320,000	1,801,600
Sinclair Broadcast Group Inc. (Class A)	270,000	1,890,000
Six Flags Inc. (a)	280,000	1,411,200

		21,243,630

Finance — 1.39%
BKF Capital Group Inc.	74,000	2,339,140
Interactive Data Corporation (a)	150,000	2,959,500
SWS Group Inc.	150,000	2,880,000

		8,178,640

Food, Beverages & Tobacco — 5.77%
Boston Beer Inc. (Class A) (a)	49,800	1,258,446
Brown-Forman Corporation (Class B)	7,600	341,240
Corn Products International Inc.	125,100	6,154,920
Del Monte Foods Company (a)	117,700	1,257,036
Farmer Brothers Company	25,000	667,500
Flowers Foods Inc.	200,000	5,072,000
Hain Celestial Group Inc. (a)	30,000	485,400
Ingles Markets Inc. (Class A)	200,000	2,440,000
J.M. Smucker Company	80,000	3,560,000
John B. Sanfilippo & Son Inc. (a)	2,000	36,060
Ralcorp Holdings Inc. (a)	55,000	2,021,250
Sensient Technologies Corporation	200,000	4,344,000
The Robert Mondavi Corporation (Class A) (a)	60,000	3,269,400
Vermont Pure Holdings Ltd. (a)	10,000	18,000
Weis Markets Inc.	80,000	2,940,800

		33,866,052

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Gaming — 0.50%
Lakes Entertainment Inc. (a)	250,000	$2,930,000

Hotels & Restaurants — 3.19%
Aztar Corporation (a)	230,000	7,118,500
Boca Resorts Inc. (a)	153,400	3,635,580
Denny’s Corporation (a)	25,000	81,500
Louisiana Quinta Corporation (a)	367,000	2,954,350
Marcus Corporation	10,000	212,600
The Steak n Shake Company (a)	95,000	1,565,600
Triarc Companies Inc. (Class A)	95,500	1,084,880
Triarc Companies Inc. (Class B)	175,000	2,000,250
Wyndham International Inc. (a)	135,000	95,850

		18,749,110

Insurance — 2.73%
Alleghany Corporation (a)	18,000	5,200,200
Argonaut Group Inc. (a)	124,000	2,295,240
CNA Surety Corporation (a)	300,000	3,531,000
Liberty Corporation	105,000	4,245,150
Midland Company	27,000	746,010

		16,017,600

Life Insurance — 0.04%
The Phoenix Companies Inc.	20,000	211,000

Machinery — 4.49%
Baldwin Technology Company Inc. (Class A)	250,000	897,500
CNH Global	10,000	170,500
Fairchild Corporation (Class A) (a)	300,400	1,069,424
Flowserve Corporation (a)	200,000	4,316,000
Franklin Electric Company Inc.	43,000	1,650,340
Gardner Denver Inc. (a)	73,000	2,188,540
IDEX Corporation	59,000	2,177,100
Katy Industries Inc. (a)	159,500	744,865
Paxar Corporation (a)	30,000	661,500
Robbins & Myers Inc.	140,800	2,935,680
Standex International Corporation	60,000	1,571,400
Tech/Ops Sevcon Inc.	62,500	362,500
Tennant Company	44,000	1,795,200
The Gorman-Rupp Company	53,750	1,166,375
Watts Industries Inc. (Class A)	180,000	4,669,200

		26,376,124

Manufacturing — 8.64%
Acuity Brands Inc.	100,000	2,653,000
Aviall Inc. (a)	155,000	3,355,750
Barnes Group Inc.	35,000	910,000
Belden Inc.	90,000	2,000,700
Crane Company	150,000	4,180,500
Cuno Inc. (a)	40,000	2,300,000
Donaldson Company Inc.	77,000	2,286,900
Energizer Holdings Inc. (a)	25,000	1,160,750
Fedders Corporation	323,000	1,159,570
Gerber Scientific Inc. (a)	160,000	1,251,200
GP Strategies Corporation (a)	35,000	281,750
Graco Inc.	105,000	3,612,000
Graftech International Ltd. (a)	200,000	1,852,000

	Number of Shares or Principal Amount	Value

Industrial Distribution Group Inc. (a)	74,000	$629,740
Lindsay Manufacturing Company	35,000	825,300
MagneTek Inc. (a)	140,000	861,000
Myers Industries Inc.	408,000	4,337,040
Oil-Dri Corporation of America	160,000	2,448,000
Park Ohio Holdings Corporation (a)	222,000	4,639,800
Pentair Inc.	30,000	1,121,400
Precision Castparts Corporation	95,000	5,700,000
Roper Industries Inc.	15,000	924,900
Strattec Security Corporation (a)	22,000	1,384,020
Teleflex Inc.	8,000	350,320
Tredegar Industries Inc.	30,000	502,500

		50,728,140

Media — 1.83%
Gemstar-TV Guide International Inc. (a)	255,000	1,466,250
Media General Inc. (Class A)	151,000	8,803,300
Pegasus Communications Corporation (Class A) (a)	60,000	494,400

		10,763,950

Medical Instruments — 3.34%
ArthroCare Corporation (a)	6,500	200,265
Biolase Technology Inc.	20,000	136,400
Biosite Inc. (a)	15,500	756,555
Conmed Corporation (a)	12,000	336,840
Dentsply International Inc.	8,000	416,080
Digene Corporation (a)	3,000	75,450
DJ Orthopedics Inc. (a)	10,000	170,500
Edwards Lifesciences Corporation (a)	24,100	823,738
Exactech Inc. (a)	36,500	628,530
Henry Schein Inc. (a)	12,000	758,760
ICU Medical Inc. (a)	25,000	561,250
INAMED Corporation (a)	59,000	3,135,850
Kensey Nash Corporation (a)	10,000	286,000
Patterson Dental Company	20,000	750,000
Schick Technologies Inc.	30,000	301,500
Sybron Dental Specialties (a)	300,000	9,771,000
Thoratec Corporation (a)	40,000	351,200
Young Innovations	5,000	160,750

		19,620,668

Medical Services — 0.90%
CIRCOR International Inc.	170,000	3,221,500
Encore Medical Corporation (a)	12,000	61,620
Inverness Medical Innovations Inc. (a)	80,000	1,654,400
Odyssey Healthcare Inc. (a)	8,000	61,760
Regeneration Technologies Inc. (a)	25,000	193,750
Vitalworks Inc. (a)	26,000	94,120

		5,287,150

Metals & Mining — 0.01%
WHX Corporation (a)	25,000	25,750

ANNUAL REPORT

Enterprise Small Company Value Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Neutraceuticals — 0.39%
Weider Nutrition International Inc. (a)	525,000	$2,257,500

Oil Services — 0.22%
RPC Inc.	27,300	566,475
W-H Energy Services Inc. (a)	35,000	712,250

		1,278,725

Paper Products — 1.19%
Greif Brothers Corporation (Class A)	138,000	5,733,900
Schweitzer Mauduit International Inc.	40,000	1,262,400

		6,996,300

Pharmaceuticals — 0.19%
Collagenex Pharmaceuticals Inc. (a)	15,000	90,000
Priority Healthcare Corporation (Class B) (a)	55,000	993,300

		1,083,300

Printing & Publishing — 5.09%
A.H. Belo Corporation (Class A)	140,000	3,255,000
Journal Register Company (a)	216,400	4,068,320
Lee Enterprises Inc.	58,000	2,686,560
McClatchy Company (Class A)	54,000	3,753,000
Penton Media Inc. (a)	267,500	29,425
PRIMEDIA Inc. (a)	720,000	1,836,000
Pulitzer Inc.	156,000	8,224,320
Thomas Nelson Inc.	135,000	2,988,900
Topps Company Inc.	245,000	2,469,600
Value Line Inc.	16,000	579,040

		29,890,165

Real Estate — 0.41%
Griffin Land & Nurseries Inc. (a)	63,000	1,620,423
Gyrodyne Company of America Inc. (a)	22,000	803,000

		2,423,423

Retail — 0.96%
Big 5 Sporting Goods Corporation	10,000	253,900
CSK Auto Corporation	125,000	1,830,000
Gander Mountain Company	3,000	58,365
Movado Group Inc.	43,000	741,750
Neiman-Marcus Group Inc. (Class A)	5,000	304,150
Neiman-Marcus Group Inc. (Class B) (a)	40,000	2,264,000
Pep Boys Manny Moe & Jack	10,000	142,200
ValueVision Media Inc. (Class A) (a)	6,300	65,772

		5,660,137

Technology — 0.25%
Flir Systems Inc. (a)	2,000	106,420
J Net Enterprises Inc.	470,500	1,340,925

		1,447,345

	Number of Shares or Principal Amount	Value

Telecommunications — 2.05%
Airgate PCS Inc.	13,000	$293,475
Andrew Corporation (a)	40,000	559,200
Atlantic Tele-Network Inc.	12,000	360,000
ATX Communications Inc. (a)	60,000	4,800
Cincinnati Bell Inc. (a)	800,000	2,728,000
Commonwealth Telephone Enterprises Inc. (a)	73,720	3,363,844
Communications Systems Inc.	100,800	917,280
D&E Communications Inc.	145,000	1,793,650
McLeodUSA Inc. (Class A) (a)	5,001	1,650
McLeodUSA Inc. (Escrow shares) (a)(d)(m)	60,000	—
Nextel Partners Inc. (Class A) (a)	80,000	1,347,200
Plantronics Inc. (a)	5,000	217,500
Rural Celluar Corporation (Class A) (a)	65,000	390,000
Triton PCS Holdings Inc. (Class A) (a)	18,000	43,740

		12,020,339

Transportation — 1.27%
GATX Corporation	190,000	5,183,200
Marine Products Corporation	53,000	967,250
Oshkosh Truck Corporation	10,000	589,000
TransPro Inc. (a)	110,000	731,500

		7,470,950

Travel/Entertainment/Leisure — 0.32%
Bowlin Travel Centers Inc. (a)	60,000	105,000
Pinnacle Entertainment Inc.	120,000	1,764,000

		1,869,000

Utilities — 4.30%
AGL Resources Inc.	30,000	936,000
Allegheny Energy Inc. (a)	60,000	1,098,600
CH Energy Group Inc.	63,000	2,811,690
CMS Energy Corporation (a)	100,000	936,000
Duquesne Light Holdings Inc.	410,000	7,035,600
Florida Public Utilities Company	22,666	387,588
Maine & Maritimes Corporation	10,000	287,000
ONEOK Inc.	50,000	1,341,000
Otter Tail Corporation	27,000	698,490
SJW Corporation	90,000	3,047,400
Southwest Gas Corporation	71,600	1,749,188
Westar Energy Inc.	235,000	4,923,250

		25,251,806

Waste Management — 0.80%
Allied Waste Industries Inc. (a)	200,000	1,632,000
Republic Services Inc.	100,000	3,080,000

		4,712,000

Wireless Communications — 1.44%
Centennial Communications Corporation (Class A) (a)	105,000	655,200
Dobson Communications Corporation (a)	59,000	78,470

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares	Value

Leap Wireless International Inc. (a)(d)(m)(o)	110,000	$—
Price Communications Corporation (a)	145,000	2,309,850
United States Cellular Corporation (a)	15,000	624,750
Unova Inc.	45,000	690,750
Western Wireless Corporation (Class A) (a)	140,000	4,079,600

		8,438,620

Total Domestic Common Stocks
(Identified cost $422,432,575)		545,069,451

Foreign Stocks — 3.08%

Broadcasting — 0.11%
News Corporation Ltd. (ADR)	20,000	628,800

Cable — 0.49%
Rogers Communications Inc. (Class B)	125,000	2,880,000

Computer Software — 0.04%
OpenTV Corporation (Class A) (a)	70,000	225,400

Hotels & Restaurants — 0.52%
Kerzner International Ltd. (a)	60,000	3,043,200

Manufacturing — 0.38%
Cooper Industries Ltd. (Class A)	35,000	2,236,500

Medical Instruments — 0.06%
Orthofix International (a)	10,000	355,000

Metals & Mining — 0.20%
Barrick Gold Corporation	47,000	1,057,970
Kinross Gold Corporation (a)	16,000	119,040

		1,177,010

Telecommunications — 0.97%
Vimpel-Communications (ADR) (a)	50,000	5,700,000

Wireless Communications — 0.31%
Rogers Wireless Communications (Class B) (a)	50,000	1,801,500

Total Foreign Stocks
(Identified cost $7,789,543)		18,047,410

	Number of Shares, Units or Principal Amount	Value

Preferred Stock — 1.05%

Broadcasting — 0.77%
Granite Broadcasting Corporation (a)(d)	9,000	$4,500,000

Telecommunications — 0.28%
Andrew Corporation (d)	11,000	1,672,000

Total Preferred Stock
(Identified cost $6,546,756)		6,172,000

U.S. Treasury Bills — 1.36%
1.87% due 03/10/05	$8,061,000	8,006,985

Total U.S. Treasury Bills
(Identified cost $8,006,985)		8,006,985

Short-Term Investments — 0.00%
Securities Lending Quality Trust (y)	19,352	19,352

Total Short-Term Investments
(Identified cost $19,352)		19,352

Repurchase Agreement — 2.10%
State Street Bank & Trust Repurchase Agreement, 1.45% due 11/01/04 Proceeds $12,344,491 Collateral: U.S. Treasury Bond $7,790,000, 11.25% due 02/15/15, Value $12,776,341	$12,343,000	12,343,000

Total Repurchase Agreement
(Identified cost $12,343,000)		12,343,000

Total Investments
(Identified cost $457,138,211)		$589,658,198

Other Assets Less Liabilities — (0.44)%		(2,593,191)

Net Assets — 100%		$587,065,007

ANNUAL REPORT

Enterprise Small Company Value Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

(a)	Non-income producing security.
(d)	Security is fair valued at October 31, 2004.
(f)	Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in these affiliated companies as of October 31, 2004 was $892,500.
(g)	Restricted securities as of October 31, 2004 were as follows:

					Aggregate
Description	Date of Acquisition	Number of Units	Unit Cost	Fair Value per Unit	Cost	Value	Percent of Net Assets
Noel Group Liquidating Trust Units	10/08/98	15,000	$0.81	$0.00	12,187	$0	0.00%

(m)	Illiquid security.
(o)	Security, or portion thereof, out on loan at October 31, 2004.
(y)	Represents investment of cash collateral received from securities on loan (See note 6).
(ADR)	American Depository Receipt.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Capital Appreciation Fund

SUBADVISER’S COMMENTS

Marsico Capital Management, LLC Denver, Colorado

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Marsico Capital Management, LLC (“Marsico”), which manages approximately $37 billion for institutional clients, is subadviser to the Enterprise Capital Appreciation Fund.

Investment Objective

The objective of the Enterprise Capital Appreciation Fund is maximum capital appreciation.

2004 Performance Review

How did the Fund perform for the ten months ending October 31, 2004?

For the ten-month period ending October 31, 2004, Class A shares of the Fund returned 0.94%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 3.06%. The Fund outperformed its peer group, the Lipper Large-Cap Growth Funds Index, which returned -1.13%.

ANNUAL REPORT

Enterprise Capital Appreciation Fund

SUBADVISER’S COMMENTS — (Continued)

Average Annual Total Returns - Periods ending October 31, 2004

Class A	1-Year	5-Year	10-Year	Class B	1-Year	5-Year	05/01/95- 10/31/04
With Sales Charge	-2.57%	-1.80%	8.03%	With Sales Charge	-3.28%	-1.68%	8.55%
Without Sales Charge	2.29%	-0.84%	8.55%	Without Sales Charge	1.72%	-1.39%	8.55%
S&P 500 Index*	9.42%	-2.22%	11.01%	S&P 500 Index*	9.42%	-2.22%	10.45%
Lipper Large-Cap Growth Funds Index*	2.63%	-8.44%	7.42%	Lipper Large-Cap Growth Funds Index*	2.63%	-8.44%	7.06%

Class C	1-Year	5-Year	05/01/97- 10/31/04	Class Y	1-Year	5-Year	05/31/98- 10/31/04**
With Sales Charge	0.74%	-1.36%	6.55%	Average Annual Return	2.75%	-0.39%	3.71%
Without Sales Charge	1.74%	-1.36%	6.55%	S&P 500 Index*	9.42%	-2.22%	2.04%
S&P 500 Index*	9.42%	-2.22%	6.27%	Lipper Large-Cap Growth Funds Index*	2.63%	-8.44%	-1.78%
Lipper Large-Cap Growth Funds Index*	2.63%	-8.44%	2.85%

Average Annual Total Returns - Periods ending September 30, 2004

Class A	1-Year	5-Year	10-Year	Class B	1-Year	5-Year	05/01/95- 09/30/04
With Sales Charge	5.37%	-0.72%	8.39%	With Sales Charge	4.97%	-0.59%	8.66%
Without Sales Charge	10.61%	0.25%	8.92%	Without Sales Charge	9.97%	-0.30%	8.66%
S&P 500 Index*	13.86%	-1.31%	11.08%	S&P 500 Index*	13.86%	-1.31%	10.37%
Lipper Large-Cap Growth Funds Index*	7.56%	-7.30%	7.56%	Lipper Large-Cap Growth Funds Index*	7.56%	-7.30%	7.00%

Class C	1-Year	5-Year	05/01/97- 09/30/04	Class Y	1-Year	5-Year	05/31/98- 09/30/04**
With Sales Charge	9.00%	-0.27%	6.67%	Average Annual Return	11.08%	0.71%	3.80%
Without Sales Charge	10.00%	-0.27%	6.67%	S&P 500 Index*	13.86%	-1.31%	1.83%
S&P 500 Index*	13.86%	-1.31%	6.13%	Lipper Large-Cap Growth Funds Index*	7.56%	-7.30%	-1.99%
Lipper Large-Cap Growth Funds Index*	7.56%	-7.30%	2.72%

The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. The data shown represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data shown. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5.00%. If Class C shares are redeemed within 12 months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class C share performance does not reflect the front-end sales charge of 1.00% in effect until May 3, 2004. The returns for an investor that paid the front-end sales charge would be lower than the performance shown. Investors may obtain performance data current to the most recent month-end at www.enterprisefunds.com.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Growth Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

The inception returns in the Class B Category for the S&P 500 Index and the Lipper Large-Cap Growth Funds Index reflect the average annual returns from 4/30/1995 to 10/31/2004.

The inception returns in the Class C Category for the S&P 500 Index and the Lipper Large-Cap Growth Funds Index reflect the average annual returns from 4/30/1997 to 10/31/2004.

**Since inception, 5/14/98, the average annual return for Class Y shares is 3.20% as of 10/31/04 and 3.28% as of 9/30/04.

How would you describe the investment environment during the period?

Overall, despite a fair amount of interim short-term return volatility, U.S. stock prices “marked time” for the ten month period. Equities were buoyed by a number of factors (e.g., low interest rates, relatively constrained inflation, strong housing markets, generally strong corporate profits and balance sheets, continued productivity gains, generally improving labor markets), but also were buffeted by a variety of concerns (e.g., the war in Iraq and other geopolitical matters, higher oil prices, generally subdued capital spending) that tended to gain the upper hand in terms of investor sentiment.

Equity market leadership, in terms of sector and industry returns, fluctuated throughout the period. There was a 31% “spread” between the strongest and weakest performing economic sectors. Eight sectors were able to post positive returns over the period. Sectors such as energy, utilities, and telecommunications services provided the greatest gains. Meanwhile, health care and information technology lagged.

At an industry level, performance also varied widely. Areas of strength included: hotels & restaurants, real estate, retailing, transportation and consumer durables & apparel. Industry groups that were weaker-performing during the period included semiconductors, automobiles and components, pharmaceuticals/biotechnology and media.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Capital Appreciation Fund

SUBADVISER’S COMMENTS — (Continued)

What strategies affected Fund performance during the period?

The main positive factors that impacted investment results were as follows:

•	Stock selection in the health care equipment and services industry, particularly UnitedHealth Group, Quest Diagnostics, and Zimmer Holdings.

•	An overweighted posture and hotel/casino operator stock selection (e.g., Four Seasons Hotels, Wynn Resorts, Mandalay Resort Group) in the hotels, restaurants, & leisure industry.

•	Stock selection in the technology hardware and equipment industry, particularly Qualcomm.

The primary negative contributors to investment results were:

•	An underweighted posture in energy. As noted above, energy was the strongest performing sector during the period. As such, the Fund absorbed a substantial opportunity cost from the decision to not have exposure to this sector.

•	Stock selection in the retailing industry, particularly Tiffany & Co.

•	An underweighted posture in telecommunications services and stock selection. The Fund had a position in Nextel Communications, which declined nearly 20% prior to being sold.

What changes were made to the Fund over the period?

On balance, the Fund’s “complexion” did not change a great deal from the perspective of economic sector distribution “point to point” for the period. The primary “macro” changes included increasing exposure to areas such as financials, hotels/casino operators, and industrials. Allocations were decreased or eliminated in areas such as media, information technology, retailing, homebuilding, pharmaceuticals and autos. The individual “names” and position sizes in the Fund did change during the period. As one example, at the start of the period the Fund had significant positions in companies such as Intel and Cisco Systems. These holdings were sold during the period. At the close of the period, the Fund had significant positions in companies such as General Electric, eBay, Federal Express and Countrywide Financial.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ANNUAL REPORT

Enterprise Capital Appreciation Fund

EXPENSE INFORMATION

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/01/04	Annualized Expense Ratio For the Period	Ending Account Value 10/31/04	Expenses Paid During the Period*

Based on actual return
Class A	$1,000.00	1.65%	$996.42	$8.30
Class B	1,000.00	2.20%	991.08	11.04
Class C	1,000.00	2.20%	991.23	11.04
Class Y	1,000.00	1.20%	1,000.35	6.05

Based on assumed 5% return
Class A	1,000.00	1.65%	1,016.89	8.39
Class B	1,000.00	2.20%	1,014.12	11.17
Class C	1,000.00	2.20%	1,014.12	11.17
Class Y	1,000.00	1.20%	1,019.16	6.10

*	Expenses are equal to the Fund’s annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 366 to reflect the one-half year period.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Capital Appreciation Fund

ANNUAL REPORT

Enterprise Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS

October 31, 2004

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 91.08%

Advertising — 0.43%
Getty Images Inc. (a)	19,511	$1,153,685

Aerospace — 0.71%
General Dynamics Corporation	6,918	706,466
Lockheed Martin Corporation	21,709	1,195,949

		1,902,415

Banking — 0.43%
UCBH Holdings Inc.	26,755	1,152,873

Biotechnology — 4.36%
Genentech Inc. (a)	258,600	11,774,058

Building & Construction — 1.70%
KB Home	1,701	139,546
Lennar Corporation (Class A)	94,245	4,239,140
Lennar Corporation (Class B)	4,898	202,189

		4,580,875

Chemicals — 0.51%
Monsanto Company	32,377	1,384,117

Computer Services — 2.34%
Dell Inc. (a)	98,449	3,451,622
Symantec Corporation (a)	50,320	2,865,221

		6,316,843

Computer Software — 2.90%
Electronic Arts Inc. (a)	141,711	6,365,658
Microsoft Corporation	52,202	1,461,134

		7,826,792

Consumer Products — 5.10%
Nike, Inc. (Class B)	76,623	6,230,216
Procter & Gamble Company	147,424	7,545,160

		13,775,376

Drugs & Medical Products — 0.13%
Wright Medical Group Inc. (a)	13,893	358,856

Electrical Equipment — 4.92%
General Electric Company	389,439	13,287,659

Finance — 7.71%
Chicago Mercantile Exchange	18,197	3,197,759
Goldman Sachs Group Inc.	49,181	4,838,427
SLM Corporation	282,322	12,777,893

		20,814,079

Food, Beverages & Tobacco — 0.74%
PepsiCo Inc.	40,226	1,994,405

Health Care — 6.98%
UnitedHealth Group Inc.	260,414	18,853,974

	Number of Shares or Principal Amount	Value

Hotels & Restaurants — 5.01%
Four Season Hotels Inc.	123,438	$8,346,878
MGM Mirage Inc. (a)	6,738	362,504
Starbucks Corporation (a)	51,426	2,719,407
Wynn Resorts Ltd. (a)	36,000	2,093,400

		13,522,189

Machinery — 3.04%
Caterpillar Inc.	101,954	8,211,375

Medical Instruments — 8.13%
Boston Scientific Corporation (a)	123,011	4,342,288
Medtronic Inc.	106,406	5,438,411
St. Jude Medical Inc. (a)	70,587	5,404,847
Zimmer Holdings Inc. (a)	87,334	6,776,245

		21,961,791

Medical Services — 1.45%
Quest Diagnostics Inc.	44,715	3,914,351

Misc. Financial Services — 9.49%
Citigroup Inc.	249,614	11,075,373
Countrywide Financial Corporation	267,020	8,525,948
Merrill Lynch & Company Inc.	111,437	6,010,912

		25,612,233

Real Estate — 1.14%
M.D.C. Holdings Inc.	40,171	3,083,124

Retail — 12.71%
Bed Bath & Beyond Inc. (a)	32,016	1,305,933
CVS Corporation	52,315	2,273,610
eBay Inc. (a)	89,785	8,763,914
Lowe’s Companies Inc.	143,813	8,093,796
Target Corporation	54,709	2,736,544
Tiffany & Company	175,449	5,145,919
Wal-Mart Stores Inc.	97,433	5,253,587
Yum Brands Inc.	17,036	741,066

		34,314,369

Telecommunications — 7.07%
QUALCOMM Inc.	378,878	15,840,889
Verizon Communications Inc.	83,174	3,252,104

		19,092,993

Transportation — 3.16%
FedEx Corporation	93,770	8,544,322

Wireless Communications — 0.92%
Motorola Inc.	144,091	2,487,011

Total Domestic Common Stocks
(Identified cost $191,962,231)		245,919,765

THE ENTERPRISE Group of Funds, Inc.

Enterprise Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Foreign Stocks — 3.76%

Manufacturing — 2.10%
Tyco International Ltd.	181,718	$5,660,516

Travel/Entertainment/Leisure — 1.66%
Royal Caribbean Cruises Ltd.	96,437	4,493,964

Total Foreign Stocks
(Identified cost $9,189,044)		10,154,480

Repurchase Agreement — 2.50%
State Street Bank & Trust Repurchase Agreement, 1.45% due 11/01/04 Proceeds $6,730,813 Collateral: U.S. Treasury Bond $4,250,000, 11.25% due 02/15/15, Value $6,970,404	$6,730,000	6,730,000

Total Repurchase Agreement
(Identified cost $6,730,000)		6,730,000

Value

Total Investments
(Identified cost $207,881,275)	$262,804,245

Other Assets Less Liabilities — 2.66%	7,193,387

Net Assets — 100%	$269,997,632

(a)	Non-income producing security.

See notes to financial statements.

ANNUAL REPORT

Enterprise Deep Value Fund

SUBADVISER’S COMMENTS

Wellington Management Company, LLP

Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Wellington Management Company, LLP (“Wellington”), which manages approximately $436 billion for institutional clients, is subadviser to the Enterprise Deep Value Fund.

Investment Objective

The objective of the Enterprise Deep Value Fund is total return through capital appreciation with income as a secondary consideration.

2004 Performance Review

How did the Fund perform for the ten months ending October 31, 2004?

For the ten-month period ending October 31, 2004, Class A shares of the Fund returned 2.16%. The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 7.29%. The Fund underperformed its peer group, the Lipper Large-Cap Value Funds Index, which returned 4.03%.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Deep Value Fund

SUBADVISER’S COMMENTS — (Continued)

Average Annual Total Returns - Periods ending October 31, 2004

Class A	1-Year	05/31/01-10/31/04	Class B	1-Year	05/31/01-10/31/04
With Sales Charge	4.53%	-1.13%	With Sales Charge	4.08%	-1.13%
Without Sales Charge	9.69%	0.29%	Without Sales Charge	9.08%	-0.25%
Russell 1000 Value Index*	15.45%	2.88%	Russell 1000 Value Index*	15.45%	2.88%
Lipper Large-Cap Value Funds Index*	11.77%	-0.37%	Lipper Large-Cap Value Funds Index*	11.77%	-0.37%

Class C	1-Year	05/31/01-10/31/04	Class Y	1-Year	05/31/01-10/31/04
With Sales Charge	8.13%	-0.25%	Average Annual Return	10.30%	0.73%
Without Sales Charge	9.13%	-0.25%	Russell 1000 Value Index*	15.45%	2.88%
Russell 1000 Value Index*	15.45%	2.88%	Lipper Large-Cap Value Funds Index*	11.77%	-0.37%
Lipper Large-Cap Value Funds Index*	11.77%	-0.37%

Average Annual Total Returns - Periods ending September 30, 2004

Class A	1-Year	05/31/01-09/30/04	Class B	1-Year	05/31/01-09/30/04
With Sales Charge	8.65%	-1.67%	With Sales Charge	8.34%	-1.67%
Without Sales Charge	14.07%	-0.22%	Without Sales Charge	13.34%	-0.78%
Russell 1000 Value Index*	20.52%	2.45%	Russell 1000 Value Index*	20.52%	2.45%
Lipper Large-Cap Value Funds Index*	16.69%	-0.70%	Lipper Large-Cap Value Funds Index*	16.69%	-0.70%

Class C	1-Year	05/31/01-09/30/04	Class Y	1-Year	05/31/01-09/30/04
With Sales Charge	12.39%	-0.78%	Average Annual Return	14.57%	0.20%
Without Sales Charge	13.39%	-0.78%	Russell 1000 Value Index*	20.52%	2.45%
Russell 1000 Value Index*	20.52%	2.45%	Lipper Large-Cap Value Funds Index*	16.69%	-0.70%
Lipper Large-Cap Value Funds Index*	16.69%	-0.70%

The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. The data shown represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data shown. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5.00%. If Class C shares are redeemed within 12 months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class C share performance does not reflect the front-end sales charge of 1.00% in effect until May 3, 2004. The returns for an investor that paid the front-end sales charge would be lower than the performance shown. Investors may obtain performance data current to the most recent month-end at www.enterprisefunds.com.

*The Russell 1000 Value Index is an unmanaged index of the stocks included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Value Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net assets value, in the Lipper Large-Cap Value Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

How would you describe the investment environment during the period?

Unlike the first quarter of 2004 when most of the focus was on the jobless U.S. economic recovery, investors spent much of the second quarter worrying about inflation. Spurred by strengthening employment data and stubbornly high oil prices, inflation surprised on the upside. In response, the Fed raised interest rates during their June meeting, marking an end to an era of nearly 25 years of generally falling interest rates. In the third quarter, U.S. equity markets moved lower in aggregate, as markets digested higher commodity prices, a flattening yield curve, and prospects for decelerating earnings growth. Sluggish growth continued through October, and third-quarter GDP came in below analysts’ forecasts. Leading indicators declined for the fourth straight month and consumer confidence fell to its lowest level since March. In addition, the U.S. trade deficit widened.

What strategies affected Fund performance during the period?

Stock selection in seven of ten broad industry sectors detracted from the Fund’s benchmark-relative performance during the ten-month period. Holdings in health care, utilities, and consumer staples were the largest contributors, while holdings in information technology, financials and materials detracted the most from relative results.

Holdings in TXU Corp and Bard CR contributed the most to performance on an individual basis, followed by not owning Merck, which was held in the Russell 1000 Value Index. Benchmark relative performance was negatively impacted during the ten-month period by Teradyne, Applied Materials, Pfizer and Intel.

ANNUAL REPORT

Enterprise Deep Value Fund

SUBADVISER’S COMMENTS — (Continued)

What changes were made to the Fund over the period?

During the ten-month period, the Fund’s largest sector shifts were increases in its positions in the health care and utilities sectors, and a decrease in its benchmark-relative overweight position in the information technology sector. Within health care, the Fund initiated new positions in Anthem, Watson Pharmaceuticals, and Wyeth; and within utilities, new purchases included Entergy and TXU. On the sales side, the Fund eliminated its information technology holding in Nokia and trimmed its positions in IBM and Hewlett-Packard. In the case of Nokia, Wellington sold the position as the company seems to have lost its cellular phone design-leadership position.

Lastly, the Fund decreased its sector weights in energy and telecommunication services, both of which the Fund was underweight relative to the Russell 1000 Value Index at the end of the period. The Fund also eliminated positions in ChevronTexaco in the energy sector and Verizon in telecommunications services.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Deep Value Fund

EXPENSE INFORMATION

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/01/04	Annualized Expense Ratio For the Period	Ending Account Value 10/31/04	Expenses Paid During the Period*

Based on actual return
Class A	$1,000.00	1.93%	$1,001.16	$9.73
Class B	1,000.00	2.48%	995.82	12.48
Class C	1,000.00	2.48%	995.82	12.48
Class Y	1,000.00	1.48%	1,005.44	7.48

Based on assumed 5% return
Class A	1,000.00	1.93%	1,015.48	9.80
Class B	1,000.00	2.48%	1,012.70	12.58
Class C	1,000.00	2.48%	1,012.70	12.58
Class Y	1,000.00	1.48%	1,017.74	7.53

*	Expenses are equal to the Fund’s annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 366 to reflect the one-half year period.

ANNUAL REPORT

Enterprise Deep Value Fund

THE ENTERPRISE Group of Funds, Inc.

Enterprise Deep Value Fund

PORTFOLIO OF INVESTMENTS

October 31, 2004

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 95.11%

Aerospace — 1.04%
General Dynamics Corporation	4,000	$408,480

Automotive — 1.30%
General Motors Corporation	13,200	508,860

Banking — 11.96%
Bank of America Corporation	34,340	1,538,089
J. P. Morgan Chase & Company	18,895	729,347
National City Corporation	27,500	1,071,675
PNC Financial Services Group	600	31,380
SunTrust Banks Inc.	6,100	429,318
Washington Mutual Inc.	5,800	224,518
Wells Fargo & Company	11,000	656,920

		4,681,247

Cable — 1.91%
Comcast Corporation (Class A) (a)	25,400	749,300

Chemicals — 3.23%
Dow Chemical Company	9,500	426,930
Du Pont (E. I.) de Nemours & Company	19,540	837,680

		1,264,610

Computer Hardware — 1.61%
Hewlett-Packard Company	13,102	244,483
International Business Machines Corporation	4,300	385,925

		630,408

Consumer Products — 2.63%
Kimberly-Clark Corporation	7,310	436,188
Nike, Inc. (Class B)	7,310	594,376

		1,030,564

Crude & Petroleum — 5.01%
Exxon Mobil Corporation	39,870	1,962,401

Electrical Equipment — 0.97%
Emerson Electric Company	5,900	377,895

Electronics — 1.11%
Rockwell Automation Inc.	10,380	432,742

Energy — 5.32%
Entergy Corporation	7,500	490,200
Exelon Corporation	24,280	961,974
Progress Energy Inc.	5,930	244,909
TXU Corporation	6,300	385,686

		2,082,769

Finance — 1.66%
Goldman Sachs Group Inc.	6,600	649,308

	Number of Shares or Principal Amount	Value

Food, Beverages & Tobacco — 3.39%
Kellogg Company	16,060	$690,580
PepsiCo Inc.	12,790	634,128

		1,324,708

Health Care — 1.62%
Anthem Inc. (a)	7,900	635,160

Hotels & Restaurants — 1.54%
McDonald’s Corporation	20,650	601,948

Insurance — 2.09%
Chubb Corporation	2,740	197,636
Principal Financial Group	11,500	434,240
St. Paul Companies Inc.	5,520	187,459

		819,335

Machinery — 3.27%
Caterpillar Inc.	15,910	1,281,391

Manufacturing — 1.01%
Illinois Tool Works Inc.	4,290	395,881

Media — 2.03%
Time Warner Inc. (a)	47,640	792,730

Medical Instruments — 1.32%
Beckman Coulter Inc.	8,700	517,650

Medical Services — 1.43%
Baxter International Inc.	18,220	560,447

Metals & Mining — 3.25%
Alcoa Inc.	39,090	1,270,425

Misc. Financial Services — 9.01%
Citigroup Inc.	39,600	1,757,052
Fannie Mae	9,920	695,888
Morgan Stanley & Company	21,000	1,072,890

		3,525,830

Oil Services — 4.13%
ConocoPhillips	11,000	927,410
GlobalSantaFe Corporation	23,400	690,300

		1,617,710

Paper & Forest Products — 1.07%
Weyerhaeuser Company	6,710	420,314

Pharmaceuticals — 6.12%
Pfizer Inc.	40,990	1,186,660
Watson Pharmaceuticals Inc. (a)	15,600	437,268
Wyeth	19,400	769,210

		2,393,138

ANNUAL REPORT

Enterprise Deep Value Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Retail — 3.29%
CVS Corporation	19,610	$852,251
Dollar General Corporation	22,640	435,820

		1,288,071

Semiconductors — 4.81%
Applied Materials Inc. (a)	28,340	456,274
Intel Corporation	18,800	418,488
Lam Research Corporation (a)	12,900	335,787
Teradyne Inc. (a)	40,450	669,852

		1,880,401

Telecommunications — 2.22%
BellSouth Corporation	18,730	499,529
SBC Communications Inc.	14,640	369,807

		869,336

Transportation — 3.47%
CNF Inc.	600	26,268
CSX Corporation	19,890	725,985
Southwest Airlines Company	38,370	605,095

		1,357,348

Utilities — 2.29%
Dominion Resources Inc.	8,170	525,494
PPL Corporation	3,160	164,320
SCANA Corporation	5,530	205,163

		894,977

Total Domestic Common Stocks
(Identified cost $34,257,214)		37,225,384

	Number of Shares or Principal Amount	Value

Foreign Stocks — 3.34%

Insurance — 1.06%
ACE Ltd.	10,910	$415,235

Manufacturing — 0.99%
Tyco International Ltd.	12,460	388,129

Oil Services — 1.29%
Shell Transport & Trading Company (ADR)	10,700	505,682

Total Foreign Stocks
(Identified cost $1,180,579)		1,309,046

Repurchase Agreement — 1.76%
State Street Bank & Trust Repurchase Agreement, 1.45% due 11/01/04 Proceeds $687,083 Collateral: U.S. Treasury Bond $435,000, 11.25% due 02/15/15, Value $713,441	$687,000	687,000

Total Repurchase Agreement
(Identified cost $687,000)		687,000

Total Investments
(Identified cost $36,124,793)		$39,221,430

Other Assets Less Liabilities — (0.21)%		(83,287)

Net Assets — 100%		$39,138,143

(a)	Non-income producing security.
(ADR)	American Depository Receipt.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Fund

SUBADVISER’S COMMENTS

TCW Investment Management Company

Los Angeles, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

TCW Investment Management Company (“TCW”), a wholly owned subsidiary of TCW Group, Inc., is subadviser to the Enterprise Equity Fund. TCW manages approximately $94.3 billion for institutional clients.

Investment Objective

The objective of the Enterprise Equity Fund is long-term capital appreciation.

2004 Performance Review

How did the Fund perform for the ten months ending October 31, 2004?

For the ten-month period ending October 31, 2004, Class A shares of the Fund returned 2.75%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 3.06%. The Fund outperformed its peer group, the Lipper Large-Cap Growth Funds Index, which returned -1.13%.

ANNUAL REPORT

Enterprise Equity Fund

SUBADVISER’S COMMENTS — (Continued)

Average Annual Total Returns - Periods ending October 31, 2004

Class A	1-Year	5-Year	05/01/97- 10/31/04	Class B	1-Year	5-Year	05/01/97- 10/31/04
With Sales Charge	-0.50%	-1.91%	2.96%	With Sales Charge	-1.03%	-1.85%	3.09%
Without Sales Charge	4.55%	-0.97%	3.63%	Without Sales Charge	3.97%	-1.48%	3.09%
S&P 500 Index*	9.42%	-2.22%	6.27%	S&P 500 Index*	9.42%	-2.22%	6.27%
Lipper Large-Cap Growth Funds Index*	2.63%	-8.44%	2.85%	Lipper Large-Cap Growth Funds Index*	2.63%	-8.44%	2.85%

Class C	1-Year	5-Year	05/01/97- 10/31/04	Class Y	1-Year	5-Year	10/31/98- 10/31/04**
With Sales Charge	2.78%	-1.48%	3.09%	Average Annual Return	4.79%	-0.47%	0.79%
Without Sales Charge	3.78%	-1.48%	3.09%	S&P 500 Index*	9.42%	-2.22%	1.96%
S&P 500 Index*	9.42%	-2.22%	6.27%	Lipper Large-Cap Growth Funds Index*	2.63%	-8.44%	-2.06%
Lipper Large-Cap Growth Funds Index*	2.63%	-8.44%	2.85%

Average Annual Total Returns - Periods ending September 30, 2004

Class A	1-Year	5-Year	05/01/97- 09/30/04	Class B	1-Year	5-Year	05/01/97- 09/30/04
With Sales Charge	7.29%	-1.21%	2.78%	With Sales Charge	6.83%	-1.16%	2.90%
Without Sales Charge	12.62%	-0.23%	3.46%	Without Sales Charge	11.83%	-0.78%	2.90%
S&P 500 Index*	13.86%	-1.31%	6.13%	S&P 500 Index*	13.86%	-1.31%	6.13%
Lipper Large-Cap Growth Funds Index*	7.56%	-7.30%	2.72%	Lipper Large-Cap Growth Funds Index*	7.56%	-7.30%	2.72%

Class C	1-Year	5-Year	05/01/97- 09/30/04	Class Y	1-Year	5-Year	10/31/98- 09/30/04**
With Sales Charge	11.03%	-0.75%	2.94%	Average Annual Return	13.11%	0.27%	0.55%
Without Sales Charge	12.03%	-0.75%	2.94%	S&P 500 Index*	13.86%	-1.31%	1.73%
S&P 500 Index*	13.86%	-1.31%	6.13%	Lipper Large-Cap Growth Funds Index*	7.56%	-7.30%	-2.29%
Lipper Large-Cap Growth Funds Index*	7.56%	-7.30%	2.72%

The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. The data shown represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data shown. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5.00%. If Class C shares are redeemed within 12 months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class C share performance does not reflect the front-end sales charge of 1.00% in effect until May 3, 2004. The returns for an investor that paid the front-end sales charge would be lower than the performance shown. Investors may obtain performance data current to the most recent month-end at www.enterprisefunds.com.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Growth Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

The inception returns in the Class A, B and C Category for the S&P 500 Index and the Lipper Large-Cap Growth Funds Index reflect the average annual returns from 4/30/1997 to 10/31/2004.

**Since inception, 10/14/98, the average annual return for Class Y shares is 2.00% as of 10/31/04 and 1.77% as of 9/30/04.

How would you describe the investment environment during the period?

For the ten-month period ending October 31, 2004, corporate profit growth was generally strong, but valuation multiples contracted. Overall, value indices outperformed growth indices for the period and small-capitalization stocks outperformed large-capitalization stocks. Commodity cyclical sectors such as energy and materials, which TCW’s investment discipline generally precludes the Fund from owning, were some of the best performers.

What strategies affected Fund performance during the period?

TCW’s long-term emphasis on the technology, health and consumer discretionary sectors negatively impacted the Fund for the period. However, stock selection within the technology and consumer discretionary sectors was additive to the Fund’s relative performance versus the aforementioned indices.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Fund

SUBADVISER’S COMMENTS — (Continued)

What changes were made to the Fund over the period?

Within the ten-month period, the Fund purchased Apollo Group, Commerce Bancorp, Electronic Arts, Symantec and XM Satellite Radio and liquidated its holdings in Intel Corporation, Eli Lilly, Medimmune, Microsoft Corporation, Southwest Airlines and Viacom.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ANNUAL REPORT

Enterprise Equity Fund

EXPENSE INFORMATION

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/01/04	Annualized Expense Ratio For the Period	Ending Account Value 10/31/04	Expenses Paid During the Period*

Based on actual return
Class A	$1,000.00	1.69%	$1,005.34	$8.54
Class B	1,000.00	2.24%	1,000.35	11.29
Class C	1,000.00	2.24%	1,000.35	11.29
Class Y	1,000.00	1.24%	1,009.88	6.28

Based on assumed 5% return
Class A	1,000.00	1.69%	1,016.69	8.59
Class B	1,000.00	2.24%	1,013.91	11.37
Class C	1,000.00	2.24%	1,013.91	11.37
Class Y	1,000.00	1.24%	1,018.95	6.31

*	Expenses are equal to the Fund’s annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 366 to reflect the one-half year period.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Fund

ANNUAL REPORT

Enterprise Equity Fund

PORTFOLIO OF INVESTMENTS

October 31, 2004

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 98.89%

Banking — 1.01%
Commerce Bancorp Inc.	30,000	$1,777,200

Biotechnology — 8.45%
Amgen Inc. (a)	111,000	6,304,800
Genentech Inc. (a)	188,300	8,573,299

		14,878,099

Computer Hardware — 2.18%
Cisco Systems Inc. (a)	199,400	3,830,474

Computer Services — 24.56%
Dell Inc. (a)	174,900	6,131,994
Network Appliance Inc. (a)	406,500	9,947,055
Pixar Inc. (a)	74,400	5,983,248
Symantec Corporation (a)	116,100	6,610,734
Yahoo! Inc. (a)	402,600	14,570,094

		43,243,125

Computer Software — 2.46%
Electronic Arts Inc. (a)	96,500	4,334,780

Consumer Durables — 2.45%
Harley-Davidson Inc.	74,900	4,311,993

Education — 1.72%
Apollo Group Inc. (Class A) (a)	45,900	3,029,400

Electrical Equipment — 2.14%
General Electric Company	110,500	3,770,260

Hotels & Restaurants — 4.95%
Starbucks Corporation (a)	164,900	8,719,912

Insurance — 13.04%
AFLAC Inc.	130,500	4,682,340
American International Group Inc.	54,350	3,299,588
Progressive Corporation	160,180	14,984,839

		22,966,767

Media — 3.96%
XM Satellite Radio Holdings Inc. (Class A) (a)	215,555	6,966,738

Misc. Financial Services — 1.21%
Charles Schwab Corporation	232,615	2,128,427

Retail — 15.81%
Amazon.com Inc. (a)	195,050	6,657,056
eBay Inc. (a)	128,800	12,572,168
Wal-Mart Stores Inc.	77,200	4,162,624
Walgreen Company	123,600	4,436,004

		27,827,852

	Number of Shares or Principal Amount	Value

Semiconductors — 9.76%
Applied Materials Inc. (a)	218,045	$3,510,525
Maxim Integrated Products Inc.	170,900	7,517,891
Xilinx Inc.	201,100	6,153,660

		17,182,076

Telecommunications — 5.19%
QUALCOMM Inc.	218,400	9,131,304

Total Domestic Common Stocks
(Identified cost $144,160,785)		174,098,407

Repurchase Agreement — 1.48%
State Street Bank & Trust Repurchase Agreement, 1.45% due 11/01/04 Proceeds $2,599,314 Collateral: U.S. Treasury Bond $1,645,000, 11.25% due 02/15/15, Value $2,697,956	$2,599,000	2,599,000

Total Repurchase Agreement
(Identified cost $2,599,000)		2,599,000

Total Investments
(Identified cost $146,759,785)		$176,697,407

Other Assets Less Liabilities — (0.37)%		(647,372)

Net Assets — 100%		$176,050,035

(a)	Non-income producing security.

See notes to financial statements.

THE ENTERPRISE GROUP OF FUNDS, INC.

Enterprise Equity Income Fund

SUBADVISER’S COMMENTS

Boston Advisors, Inc.

Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Boston Advisors, Inc. (“Boston Advisors”) is subadviser to the Enterprise Equity Income Fund. Boston Advisors manages approximately $2.4 billion for institutional clients.

Investment Objective

The objective of the Enterprise Equity Income Fund is a combination of growth and income to achieve an above-average and consistent total return.

2004 Performance Review

How did the Fund perform for the ten months ending October 31, 2004?

For the ten-month period ending October 31, 2004, Class A shares of the Fund returned 10.28%. The Fund outperformed its benchmark, the S&P 500 Index, which returned 3.06%. The Fund outperformed its peer group, the Lipper Equity Income Funds Index, which returned 5.00%.

ANNUAL REPORT

Enterprise Equity Income Fund

SUBADVISER’S COMMENTS — (Continued)

Average Annual Total Returns - Periods ending October 31, 2004

Class A	1-Year	5-Year	10-Year	Class B	1-Year	5-Year	05/01/95- 10/31/04
With Sales Charge	13.98%	0.98%	9.31%	With Sales Charge	14.00%	1.08%	9.09%
Without Sales Charge	19.65%	1.97%	9.85%	Without Sales Charge	19.00%	1.41%	9.09%
S&P 500 Index*	9.42%	-2.22%	11.01%	S&P 500 Index*	9.42%	-2.22%	10.45%
Lipper Equity Income Funds Index*	12.76%	2.52%	9.48%	Lipper Equity Income Funds Index*	12.76%	2.52%	9.24%

Class C	1-Year	5-Year	05/01/97- 10/31/04	Class Y	1-Year	5-Year	01/31/98- 10/31/04
With Sales Charge	17.99%	1.42%	5.46%	Average Annual Return	20.18%	2.43%	4.42%
Without Sales Charge	18.99%	1.42%	5.46%	S&P 500 Index*	9.42%	-2.22%	3.65%
S&P 500 Index*	9.42%	-2.22%	6.27%	Lipper Equity Income Funds Index*	12.76%	2.52%	4.09%
Lipper Equity Income Funds Index*	12.76%	2.52%	6.38%

Average Annual Total Returns - Periods ending September 30, 2004

Class A	1-Year	5-Year	10-Year	Class B	1-Year	5-Year	05/01/95- 09/30/04
With Sales Charge	20.09%	1.45%	9.14%	With Sales Charge	20.34%	1.54%	9.00%
Without Sales Charge	26.06%	2.44%	9.68%	Without Sales Charge	25.34%	1.88%	9.00%
S&P 500 Index*	13.86%	-1.31%	11.08%	S&P 500 Index*	13.86%	-1.31%	10.37%
Lipper Equity Income Funds Index*	17.09%	2.97%	9.42%	Lipper Equity Income Funds Index*	17.09%	2.97%	9.20%

Class C	1-Year	5-Year	05/01/97- 09/30/04	Class Y	1-Year	5-Year	1/31/98- 09/30/04
With Sales Charge	24.36%	1.89%	5.53%	Average Annual Return	26.63%	2.90%	4.24%
Without Sales Charge	25.36%	1.89%	5.53%	S&P 500 Index*	13.86%	-1.31%	3.46%
S&P 500 Index*	13.86%	-1.31%	6.13%	Lipper Equity Income Funds Index*	17.09%	2.97%	3.97%
Lipper Equity Income Funds Index*	17.09%	2.97%	6.30%

The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. The data shown represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data shown. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5.00%. If Class C shares are redeemed within 12 months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class C share performance does not reflect the front-end sales charge of 1.00% in effect until May 3, 2004. The returns for an investor that paid the front-end sales charge would be lower than the performance shown. Investors may obtain performance data current to the most recent month-end at www.enterprisefunds.com.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Equity Income Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Equity Income Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

The inception returns in the Class B Category for the S&P 500 Index and the Lipper Equity Income Funds Index reflect the average annual returns from 4/30/1995 to 10/31/2004.

The inception returns in the Class C Category for the S&P 500 Index and the Lipper Equity Income Funds Index reflect the average annual returns from 4/30/1997 to 10/31/2004.

**Since inception, 1/22/98, the average annual return for Class Y shares is 4.62% as of 10/31/04 and 4.44% as of 9/30/04.

How would you describe the investment environment during the period?

The investment environment during the period has been subdued. The strong performance of 2003 carried over into the early weeks of 2004. After the promising start to the period, the market declined as investor enthusiasm gave way to nervousness prompted by a number of issues. The Fed’s decision to raise interest rates, unexpectedly high energy prices, and greater uncertainty regarding the country’s involvement in Iraq all contributed to unrest in the market. As the period progressed, threats of terrorist attacks on the U.S. mainland and a contentious presidential election campaign added to investor anxiety. As a result, investors stayed on the sidelines for much of the period, causing stocks to trade in a narrow range. It is interesting to note the market’s inability to advance meaningfully occurred against a backdrop of solid economic and corporate profit news.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Income Fund

SUBADVISER’S COMMENTS — (Continued)

While the overall investment environment was subdued, certain types of stocks did perform better than others, in some cases by a wide margin. Notably, the shares of companies paying dividends fared reasonably well. Dividend paying stocks in the S&P 500 Index gained +3.07% on average, compared to +0.19% for nonpayers. Likewise, value stocks performed better than growth stocks. The disparity in performance occurred as a result of investors’ ratcheting down their earnings expectations for growth stocks. This caused a loss of valuation support for the group and left them vulnerable to decline.

What strategies affected Fund performance during the period?

The strategy of investing in stocks with dividend yields higher than that of the S&P 500 Index positively affected Fund performance during the period. As mentioned, shares of dividend paying companies outperformed those of non-dividend paying companies during the period.

The Fund’s adherence to its value investment discipline also affected performance. The Fund’s stock selection parameters typically result in the construction of a portfolio that has a value bias and value stocks outperformed growth stocks during the period. Indeed, the Fund’s performance relative to more growth-oriented benchmarks, such as the S&P 500 Index, reflected its value orientation.

What changes were made to the Fund over the period?

Early in the period, the Fund’s exposure to the auto and auto parts sector was increased. Subsequent positive earning announcements and upbeat forecasts from company managements in the sector validated this decision.

In the middle of the period, the Fund’s exposure to the consumer staples sector was increased, based on a belief that market leadership was rotating to the shares of market defensive/non-cyclical companies. Earnings momentum was moderating and the Fed was raising interest rates; developments that typically act as catalysts for a shift in leadership to companies whose profits are less economically leveraged. This rationale was also behind a modest reduction in the Fund’s exposure to basic materials stocks. Also mid-period, the Fund reduced its exposure to banks and increased its property and casualty and life insurance company exposure in the financial services sector. The fundamental outlook for insurance companies appeared better than that for banks at the time.

Later in the period, the Fund’s exposure to the energy sector was increased. Analysts’ oil price forecasts and earning estimates were not keeping up with the reality of higher oil prices. Because of this inconsistency, energy companies were likely to generate positive earnings surprises and raise their forecasts; something that Boston Advisors believed was fully factored into stock prices. The Fund’s exposure to consumer discretionary stocks was also reduced at this time. Investor concerns that high energy prices would slow consumer spending pushed down prices in this sector. As a result, consumer discretionary stocks broadly underperformed the S&P 500 and most other sectors during the period. Lastly, the Fund’s utility sector exposure was increased modestly by adding shares of companies that had experienced financial distress but were demonstrating progress in recovering.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ANNUAL REPORT

Enterprise Equity Income Fund

EXPENSE INFORMATION

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/01/04	Annualized Expense Ratio For the Period	Ending Account Value 10/31/04	Expenses Paid During the Period*

Based on actual return
Class A	$1,000.00	1.66%	$1,043.45	$8.55
Class B	1,000.00	2.21%	1,038.06	11.35
Class C	1,000.00	2.21%	1,038.06	11.35
Class Y	1,000.00	1.21%	1,047.74	6.25

Based on assumed 5% return
Class A	1,000.00	1.66%	1,016.84	8.44
Class B	1,000.00	2.21%	1,014.06	11.22
Class C	1,000.00	2.21%	1,014.06	11.22
Class Y	1,000.00	1.21%	1,019.11	6.16

*	Expenses are equal to the Fund’s annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 366 to reflect the one-half year period.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Income Fund

ANNUAL REPORT

Enterprise Equity Income Fund

PORTFOLIO OF INVESTMENTS

October 31, 2004

	Number of Shares or Principal Amount	Value

Domestic Common Stocks and Rights — 80.77%

Aerospace — 2.98%
Goodrich Corporation	64,700	$1,994,701
Northrop Grumman Corporation	13,500	698,625
Raytheon Company	46,400	1,692,672

		4,385,998

Automotive — 2.12%
Cummins Inc.	10,600	742,848
DaimlerChrysler	24,700	1,023,815
Ford Motor Company	51,500	671,045
General Motors Corporation	17,900	690,045

		3,127,753

Banking — 6.18%
Bank of America Corporation	47,500	2,127,525
Independence Community Bank Corporation	39,700	1,493,911
KeyCorp	61,400	2,062,426
U.S. Bancorp	61,500	1,759,515
Wells Fargo & Company	27,700	1,654,244

		9,097,621

Building & Construction — 1.22%
Masco Corporation	52,400	1,795,224

Chemicals — 4.79%
Air Products & Chemicals Inc.	25,160	1,338,009
Du Pont (E. I.) de Nemours & Company	16,500	707,355
Eastman Chemical Company	45,500	2,159,885
Monsanto Company	50,300	2,150,325
RPM International Inc.	39,500	696,385

		7,051,959

Computer Services — 0.93%
Electronic Data Systems Corporation	64,600	1,374,042

Conglomerates — 1.70%
Textron Inc.	36,800	2,507,920

Consumer Durables — 0.76%
Dana Corporation	75,300	1,122,723

Consumer Products — 2.16%
Briggs & Stratton Corporation	21,400	1,536,734
Procter & Gamble Company	32,000	1,637,760

		3,174,494

Crude & Petroleum — 4.50%
ChevronTexaco Corporation	47,400	2,515,044
Exxon Mobil Corporation	44,000	2,165,680
Unocal Corporation	46,700	1,949,725

		6,630,449

	Number of Shares or Principal Amount	Value

Electrical Equipment — 0.98%
General Electric Company	42,300	$1,443,276

Electronics — 1.08%
Rockwell Automation Inc.	38,200	1,592,558

Energy — 6.37%
Duke Energy Corporation	90,800	2,227,324
Energen Corporation	43,800	2,355,564
Texas Genco Holdings Inc.	20,700	966,690
TXU Corporation	31,051	1,900,942
Xcel Energy Inc.	113,200	1,935,720

		9,386,240

Entertainment & Leisure — 0.85%
Harrah’s Entertainment Inc.	21,400	1,252,328

Finance — 1.24%
Friedman Billings Ramsey Group	43,900	752,446
MBNA Corporation	41,800	1,071,334

		1,823,780

Food, Beverages & Tobacco — 4.13%
Albertson’s Inc.	75,600	1,724,436
Archer-Daniels-Midland Company	108,200	2,095,834
Kellogg Company	24,600	1,057,800
Sara Lee Corporation	51,700	1,203,576

		6,081,646

Hotels & Restaurants — 1.46%
Starwood Hotels & Resorts Worldwide Inc.	45,100	2,152,623

Insurance — 5.46%
Allstate Corporation	22,900	1,101,261
Aon Corporation	76,300	1,557,283
Chubb Corporation	25,300	1,824,889
Lincoln National Corporation	43,100	1,887,780
Nationwide Financial Services Inc.	48,400	1,674,640

		8,045,853

Manufacturing — 3.70%
Eaton Corporation	32,500	2,078,375
Leggett & Platt Inc.	39,600	1,113,948
Stanley Works	50,800	2,261,616

		5,453,939

Media — 0.97%
Thomson Corporation	41,000	1,422,290

Metals & Mining — 0.96%
Worthington Industries Inc.	70,900	1,407,365

Misc. Financial Services — 2.87%
Citigroup Inc.	53,700	2,382,669
Fannie Mae	22,000	1,543,300
Morgan Stanley & Company	6,000	306,540

		4,232,509

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Income Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Oil Services — 8.17%
ConocoPhillips	27,500	$2,318,525
El Paso Corporation	173,100	1,547,514
Kerr-McGee Corporation	37,800	2,238,516
Marathon Oil Corporation	42,500	1,619,675
Occidental Petroleum Corporation	43,600	2,434,188
Sunoco Inc.	25,300	1,881,308

		12,039,726

Paper & Forest Products — 0.86%
Georgia-Pacific Group	36,400	1,259,076

Pharmaceuticals — 3.76%
Bristol Myers Squibb Company	40,000	937,200
Johnson & Johnson	39,400	2,300,172
Merck & Company Inc.	29,600	926,776
Pfizer Inc.	47,600	1,378,020

		5,542,168

Real Estate — 2.21%
General Growth Properties Inc. (Rts.) (a)(d)	5,680	—
General Growth Properties Inc.	56,800	1,873,832
Trizec Properties Inc.	86,500	1,379,675

		3,253,507

Retail — 1.60%
J. C. Penney Company, Inc.	9,600	332,064
Limited Brands	81,900	2,029,482

		2,361,546

Telecommunications — 1.22%
Sprint Corporation	35,100	735,345
Verizon Communications Inc.	27,300	1,067,430

		1,802,775

Transportation — 0.86%
GATX Corporation	46,600	1,271,248

Utilities — 3.40%
Alliant Energy Corporation	70,300	1,854,514
Edison International	68,400	2,086,200
Westar Energy Inc.	51,200	1,072,640

		5,013,354

Waste Management — 1.28%
Waste Management Inc.	66,100	1,882,528

Total Domestic Common Stocks and Rights
(Identified cost $103,282,008)		118,988,518

Foreign Stocks — 13.43%

Automotive — 1.11%
Volvo (ADR)	43,200	1,637,280

Banking — 1.22%
Bank of Montreal	37,900	1,791,533

	Number of Shares or Principal Amount	Value

Business Services — 1.30%
Reuters Group (ADR)	47,000	$1,922,300

Crude & Petroleum — 1.23%
BP (ADR)	31,200	1,817,400

Food, Beverages & Tobacco — 0.99%
Cadbury Schweppes (ADR)	43,400	1,453,900

Insurance — 3.18%
ACE Ltd.	40,000	1,522,400
Partnerre Ltd.	24,800	1,442,120
Sun Life Financial Inc.	56,500	1,724,945

		4,689,465

Pharmaceuticals — 0.93%
GlaxoSmithKline (ADR)	32,300	1,369,520

Telecommunications — 1.69%
Cable & Wireless (ADR)	112,200	645,150
Telecom Corporation of New Zealand Ltd. (ADR)	57,800	1,837,462

		2,482,612

Transportation — 1.01%
Teekay Shipping Corporation	32,200	1,487,640

Wireless Communications — 0.77%
Nokia Corporation (ADR)	73,500	1,133,370

Total Foreign Stocks
(Identified cost $16,707,803)		19,785,020

Repurchase Agreement — 4.99%
State Street Bank & Trust Repurchase Agreement, 1.45% due 11/01/04 Proceeds $7,344,887 Collateral: U.S. Treasury Bond $4,635,000, 11.25% due 02/15/15, Value $7,601,841	$7,344,000	7,344,000

Total Repurchase Agreement
(Identified cost $7,344,000)		7,344,000

Total Investments
(Identified cost $127,333,811)		$146,117,538

Other Assets Less Liabilities — 0.81%		1,191,854

Net Assets — 100%		$147,309,392

(a)	Non-income producing security.
(d)	Security is fair valued at October 31, 2004.
(Rts)	The rights entitle the Fund to purchase one share of General Growth Properties Inc. for every one right held for $32.23 per share through November 9, 2004.
(ADR)	American Depository Receipt.

See notes to financial statements.

ANNUAL REPORT

Enterprise Growth Fund

SUBADVISER’S COMMENTS

Montag & Caldwell, Inc.

Atlanta, Georgia

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Montag & Caldwell, Inc. (“Montag”) is subadviser to the Enterprise Growth Fund. Montag manages approximately $29.5 billion for institutional clients.

Investment Objective

The objective of the Enterprise Growth Fund is capital appreciation.

2004 Performance Review

How did the Fund perform for the ten months ending October 31, 2004?

For the ten-month period ending October 31, 2004, Class A shares of the Fund returned -1.58%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 3.06%. The Fund underperformed its peer group, the Lipper Large-Cap Growth Funds Index, which returned -1.13%.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth Fund

SUBADVISER’S COMMENTS — (Continued)

Average Annual Total Returns - Periods ending October 31, 2004

Class A	1-Year	5-Year	10-Year	Class B	1-Year	5-Year	05/01/95- 10/31/04
With Sales Charge	-1.45%	-6.07%	9.73%	With Sales Charge	-2.13%	-6.01%	9.36%
Without Sales Charge	3.45%	-5.15%	10.26%	Without Sales Charge	2.87%	-5.68%	9.36%
S&P 500 Index*	9.42%	-2.22%	11.01%	S&P 500 Index*	9.42%	-2.22%	10.45%
Lipper Large-Cap Growth Funds Index*	2.63%	-8.44%	7.42%	Lipper Large-Cap Growth Funds Index*	2.63%	-8.44%	7.06%

Class C	1-Year	5-Year	05/01/97- 10/31/04	Class Y	1-Year	5-Year	08/31/96- 10/31/04**
With Sales Charge	1.89%	-5.68%	3.71%	Average Annual Return	3.95%	-4.74%	7.47%
Without Sales Charge	2.89%	-5.68%	3.71%	S&P 500 Index*	9.42%	-2.22%	8.62%
S&P 500 Index*	9.42%	-2.22%	6.27%	Lipper Large-Cap Growth Funds Index*	2.63%	-8.44%	4.71%
Lipper Large-Cap Growth Funds Index*	2.63%	-8.44%	2.85%

Average Annual Total Returns - Periods ending September 30, 2004

Class A	1-Year	5-Year	10-Year	Class B	1-Year	5-Year	05/01/95- 09/30/04
With Sales Charge	2.41%	-4.59%	10.08%	With Sales Charge	1.93%	-4.53%	9.51%
Without Sales Charge	7.53%	-3.66%	10.62%	Without Sales Charge	6.93%	-4.20%	9.51%
S&P 500 Index*	13.86%	-1.31%	11.08%	S&P 500 Index*	13.86%	-1.31%	10.37%
Lipper Large-Cap Growth Funds Index*	7.56%	-7.30%	7.56%	Lipper Large-Cap Growth Funds Index*	7.56%	-7.30%	7.00%

Class C	1-Year	5-Year	05/01/97- 09/30/04	Class Y	1-Year	5-Year	08/31/96- 09/30/04**
With Sales Charge	5.90%	-4.19%	3.84%	Average Annual Return	7.96%	-3.24%	7.62%
Without Sales Charge	6.90%	-4.19%	3.84%	S&P 500 Index*	13.86%	-1.31%	8.51%
S&P 500 Index*	13.86%	-1.31%	6.13%	Lipper Large-Cap Growth Funds Index*	7.56%	-7.30%	4.61%
Lipper Large-Cap Growth Funds Index*	7.56%	-7.30%	2.72%

The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. The data shown represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data shown. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5.00%. If Class C shares are redeemed within 12 months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class C share performance does not reflect the front-end sales charge of 1.00% in effect until May 3, 2004. The returns for an investor that paid the front-end sales charge would be lower than the performance shown. Investors may obtain performance data current to the most recent month-end at www.enterprisefunds.com.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy.

**Since inception, 8/8/96, the average annual return for Class Y shares is 7.25% as of 10/31/04 and 7.39% as of 9/30/04. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Growth Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

The inception returns in the Class B Category for the S&P 500 Index and the Lipper Large-Cap Growth Funds Index reflect the average annual returns from 4/30/1995 to 10/31/2004.

The inception returns in the Class C Category for the S&P 500 Index and the Lipper Large-Cap Growth Funds Index reflect the average annual returns from 4/30/1997 to 10/31/2004.

How would you describe the investment environment during the period?

In late January 2004 the Federal Open Market Committee changed its risk assessment, and the market began to rotate away from low quality companies and towards high quality, consistent double digit earnings growth companies. During this time the Fund anticipated two major themes playing out: the synchronized global economic recovery and the deceleration of U.S. economic growth. The Fund’s thesis that large-cap, high quality stocks, with sustainable earnings growth and those with global footprints would begin to take leadership was beginning to be validated. In July, however, the markets corrected as companies generally reported strong second quarter earnings but indicated moderating expectations for the second half of the period. The Fund’s quality thesis was then derailed when Coca-Cola suffered from execution problems and Colgate-Palmolive experienced disappointing earnings due to margin pressure because of higher raw material costs.

ANNUAL REPORT

Enterprise Growth Fund

SUBADVISER’S COMMENTS — (Continued)

What strategies affected Fund performance during the period?

The Fund lost ground in the industrials, health care, financials, and consumer staples sectors. Stock selection hurt the Fund’s industrial position as the Apollo Group suffered from negative headlines and the possibility of regulatory scrutiny.

Colgate-Palmolive and Coca Cola were a drag on consumer staples. Coca Cola’s execution has fallen short in many respects.

Both stock and sector selection penalized the Fund’s health care exposure. Pfizer, Eli Lilly, Amgen, and Boston Scientific hurt the Fund’s relative performance. Pfizer suffered this period after Merck withdrew its Cox-2 inhibitor Vioxx.

The Fund’s stock selection in information technology was the greatest contributor to the Fund’s relative performance. Technology was led by Qualcomm.

The Fund experienced positive sector and stock selection in the consumer discretionary sector. eBay led this group for the period. eBay continued to experience robust growth in all key metrics.

Montag believed that as the expectations for near term growth in earnings per share for the broader market continued to moderate, that portion of the Fund’s portfolio with the ability to generate 10-15% growth in earnings per share consistently would command more of a premium in the market, and the Fund would benefit accordingly. Those types of companies include consumer staples, health care, industrials, and energy.

What changes were made to the Fund over the period?

Additions to the Fund included Maxim, American Express, Boston Scientific, Illinois Tool Works, McDonalds, ConocoPhillips and Juniper Networks. Sales included Marsh & McLennan, Masco, Lowes, Intel, Cisco and eBay.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth Fund

EXPENSE INFORMATION

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/01/04	Annualized Expense For the Period	Ending Account Value 10/31/04	Expenses Paid During the Period*

Based on actual return
Class A	$1,000.00	1.58%	$984.07	$7.90
Class B	1,000.00	2.13%	978.88	10.63
Class C	1,000.00	2.13%	979.03	10.63
Class Y	1,000.00	1.13%	988.20	5.66

Based on assumed 5% return
Class A	1,000.00	1.58%	1,017.24	8.04
Class B	1,000.00	2.13%	1,014.47	10.81
Class C	1,000.00	2.13%	1,014.47	10.81
Class Y	1,000.00	1.13%	1,019.51	5.75

*	Expenses are equal to the Fund’s annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 366 to reflect the one-half year period.

ANNUAL REPORT

Enterprise Growth Fund

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth Fund

PORTFOLIO OF INVESTMENTS

October 31, 2004

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 93.20%

Advertising — 1.81%
Omnicom Group Inc.	367,500	$28,995,750

Biotechnology — 4.21%
Amgen Inc. (a)	285,000	16,188,000
Genentech Inc. (a)	1,130,300	51,462,559

		67,650,559

Business Services — 2.04%
Paychex Inc.	1,000,000	32,794,000

Computer Services — 1.05%
Juniper Networks Inc. (a)	633,700	16,862,757

Computer Software — 2.28%
Electronic Arts Inc. (a)	406,310	18,251,445
Oracle Corporation (a)	1,450,600	18,364,596

		36,616,041

Consumer Products — 12.26%
Colgate-Palmolive Company	771,930	34,443,517
Gillette Company	2,000,000	82,960,000
Procter & Gamble Company	1,550,000	79,329,000

		196,732,517

Consumer Services — 3.65%
United Parcel Service Inc.	739,700	58,569,446

Education — 0.75%
Apollo Group Inc. (Class A) (a)	183,200	12,091,200

Electrical Equipment — 3.21%
General Electric Company	1,509,000	51,487,080

Entertainment & Leisure — 1.15%
Walt Disney Company	729,300	18,392,946

Food, Beverages & Tobacco — 4.82%
Coca-Cola Company	683,700	27,799,242
PepsiCo Inc.	1,000,000	49,580,000

		77,379,242

Hotels & Restaurants — 4.65%
Marriott International Inc. (Class A)	515,986	28,116,077
McDonald’s Corporation	1,597,100	46,555,465

		74,671,542

Insurance — 3.59%
American International Group Inc.	948,700	57,595,577

Machinery — 2.51%
Caterpillar Inc.	500,000	40,270,000

	Number of Shares or Principal Amount	Value

Manufacturing — 4.08%
3M Company	370,000	$28,700,900
Illinois Tool Works Inc.	397,900	36,718,212

		65,419,112

Media — 0.83%
Gannett Company Inc.	160,000	13,272,000

Medical Instruments — 6.47%
Boston Scientific Corporation (a)	1,402,700	49,515,310
Medtronic Inc.	1,064,125	54,387,429

		103,902,739

Misc. Financial Services — 4.83%
American Express Company	640,000	33,964,800
Citigroup Inc.	980,000	43,482,600

		77,447,400

Oil Services — 7.76%
ConocoPhillips	669,200	56,420,252
Schlumberger Ltd.	1,081,600	68,075,904

		124,496,156

Pharmaceuticals — 9.68%
Eli Lilly & Company	820,000	45,026,200
Johnson & Johnson	1,169,600	68,281,248
Pfizer Inc.	1,450,000	41,977,500

		155,284,948

Retail — 6.20%
Bed Bath & Beyond Inc. (a)	1,000,000	40,790,000
Kohl’s Corporation (a)	1,155,700	58,663,332

		99,453,332

Semiconductors — 1.70%
Maxim Integrated Products Inc.	620,000	27,273,800

Telecommunications — 3.67%
QUALCOMM Inc.	1,410,900	58,989,729

Total Domestic Common Stocks
(Identified cost $1,356,516,924)		1,495,647,873

Commercial Paper — 3.13%
American Express Credit Corporation, 1.78% due 12/06/04	$2,400,000	2,395,847
General Electric Capital Corporation, 1.78% due 11/08/04	21,000,000	20,992,732
General Electric Capital Corporation, 1.83% due 11/30/04	5,000,000	4,992,629
General Electric Capital Corporation, 1.92% due 12/27/04	18,900,000	18,843,552

ANNUAL REPORT

Enterprise Growth Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

General Electric Capital Corporation, 1.94% due 12/30/04	$3,000,000	$2,990,461

Total Commercial Paper
(Identified cost $50,215,221)		50,215,221

Repurchase Agreement — 4.47%
State Street Bank & Trust Repurchase Agreement, 1.45% due 11/01/04 Proceeds $71,742,668 Collateral: U.S. Treasury Bond $45,275,000, 11.25% due 02/15/15, Value $74,255,306	71,734,000	71,734,000

Total Repurchase Agreement
(Identified cost $71,734,000)		71,734,000

Value

Total Investments
(Identified cost $1,478,466,145)	$1,617,597,094

Other Assets Less Liabilities — (0.80)%	(12,879,164)

Net Assets — 100%	$1,604,717,930

(a)	Non-income producing security.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth and Income Fund

SUBADVISER’S COMMENTS

UBS Global Asset Management (Americas) Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

UBS Global Asset Management (Americas) Inc. (“UBS”) is subadviser to the Enterprise Growth and Income Fund. UBS manages approximately $55.6 billion for all of its clients.

Investment Objective

The objective of the Enterprise Growth and Income Fund is total return through capital appreciation with income as a secondary consideration.

2004 Performance Review

How did the Fund perform for the ten months ending October 31, 2004?

For the ten-month period ending October 31, 2004, Class A shares of the Fund returned 4.33%. The Fund outperformed its benchmark, the S&P 500 Index, which returned 3.06%. The Fund outperformed its peer group, the Lipper Large-Cap Core Funds Index, which returned 1.16%.

ANNUAL REPORT

Enterprise Growth and Income Fund

SUBADVISER’S COMMENTS — (Continued)

Average Annual Total Returns - Periods ending October 31, 2004

Class A	1-Year	5-Year	07/31/97- 10/31/04**	Class B	1-Year	5-Year	07/31/97- 10/31/04**
With Sales Charge	6.17%	-2.05%	2.83%	With Sales Charge	5.89%	-2.02%	2.97%
Without Sales Charge	11.48%	-1.09%	3.52%	Without Sales Charge	10.89%	-1.62%	2.97%
S & P 500 Index*	9.42%	-2.22%	3.89%	S & P 500 Index*	9.42%	-2.22%	3.89%
Lipper Large-Cap Core Funds Index*	6.92%	-2.58%	2.98%	Lipper Large-Cap Core Funds Index*	6.92%	-2.58%	2.98%

Class C	1-Year	5-Year	05/01/97- 10/31/04**	Class Y	1-Year	5-Year	10-Year
With Sales Charge	9.91%	-1.61%	2.99%	Average Annual Return	12.02%	-0.62%	11.02%
Without Sales Charge	10.91%	-1.61%	2.99%	S&P 500 Index*	9.42%	-2.22%	11.01%
S&P 500 Index*	9.42%	-2.22%	3.89%	Lipper Large-Cap Core Funds Index*	6.92%	-2.58%	9.23%
Lipper Flexible Portfolio Funds Index*	6.29%	-2.58%	2.96%

Average Annual Total Returns - Periods ending September 30, 2004

Class A	1-Year	5-Year	07/31/97- 09/30/04**	Class B	1-Year	5-Year	07/31/97- 09/30/04**
With Sales Charge	10.00%	-2.23%	2.58%	With Sales Charge	9.90%	-2.20%	2.73%
Without Sales Charge	15.49%	-1.275	3.28%	Without Sales Charge	14.90%	-1.80%	2.73%
S & P 500 Index*	13.86%	-1.31%	3.72%	S & P 500 Index*	13.86%	-1.31%	3.72%
Lipper Large-Cap Core Funds Index*	10.66%	-1.68%	2.82%	Lipper Large-Cap Core Funds Index*	10.66%	-1.68%	2.82%

Class C	1-Year	5-Year	07/31/97- 09/30/04**	Class Y	1-Year	5-Year	10-Year
With Sales Charge	13.88%	-1.80%	2.74%	Average Annual Return	16.04%	-0.80%	11.16%
Without Sales Charge	14.88%	-1.80%	2.74%	S & P 500 Index*	13.86%	-1.31%	11.08%
S & P 500 Index*	13.86%	-1.31%	3.72%	Lipper Large-Cap Core Funds Index*	10.66%	-1.68%	9.25%
Lipper Large-Cap Core Funds Index*	10.66%	-1.68%	2.82%

The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. The data shown represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data shown. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5.00%. If Class C shares are redeemed within 12 months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class C share performance does not reflect the front-end sales charge of 1.00% in effect until May 3, 2004. The returns for an investor that paid the front-end sales charge would be lower than the performance shown. Investors may obtain performance data current to the most recent month-end at www.enterprisefunds.com.

*The S & P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. The Lipper Large-Cap Core Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Core Funds category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

**Since inception, 7/17/97, the average annual return for Class A Shares is 3.22% with sales charge and 3.91% without sales charge as of 10/31/04 and 2.97% with sales charge and 3.67% without sales charge as of 9/30/04. Since inception, 7/17/97, the average annual return for Class B Shares is 3.35% with sales charge and 3.35% without sales charge as of 10/31/04 and 3.11% with sales charge and 3.11% without sales charge as of 9/30/04. Since inception, 7/17/97, the average annual return for Class C Shares is 3.37% with sales charge and 3.37% without sales charge as of 10/31/04 and 3.13% with sales charge and 3.13% without sales charge as of 9/30/04. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses.

How would you describe the investment environment during the period?

Overall, the U.S. stock market posted positive results over the period. As 2004 began, it was widely expected that the global economic recovery would continue, and that this would, in turn, aid corporate profits and stock prices. However, during the first quarter, strong corporate profits were overshadowed by mixed economic data, including fears of a jobless economic recovery. As a result, stocks rose only slightly during this time. Despite signs of an improving job market, stocks continued to post modest gains in the second quarter. This was largely attributed to fears of rising interest rates and geopolitical concerns. Stocks then fell slightly in the third quarter. There was no shortage of issues adversely affecting the market. The job market weakened, oil prices rose to a nearly 21-year high at the end of September, and unrest in Iraq and threats of global terrorism continued. However, as the period came to a close, stocks rallied as oil prices eased and third-quarter corporate profits were generally solid.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth and Income Fund

SUBADVISER’S COMMENTS — (Continued)

What strategies affected Fund performance during the period?

UBS’ disciplined investment approach relied on in-depth research and analysis to identify stocks of fundamentally sound companies that are selling for less than their intrinsic value. In the absence of large price-to-value discrepancies, UBS looked to identify pockets of opportunity in the marketplace.

Throughout the period, UBS remained cautious on computer hardware and energy stocks, believing that there were select opportunities in the technology sector, but that computer hardware companies were overvalued. In the energy sector, oil stocks gained much attention, as crude oil prices rose above $50 a barrel. However, UBS did not feel that oil prices are sustainable at these levels, and has maintained an underweight in this sector.

What changes were made to the Fund over the period?

The Fund continued to overweight “niche” companies where UBS sees benefit from positive utilization trends and less pricing risk. At the same time, the Fund has been underweight in the “me-too” or commoditized drug classes.

The Fund built an overweight position in transportation stocks during the period. UBS based the positioning on strong volume growth across most markets, a favorable industry pricing environment, and continuing, albeit slower, rate of cost cutting and productivity enhancements. As the period progressed, UBS looked to opportunistically add to the portfolio’s exposure to computer software stocks.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ANNUAL REPORT

Enterprise Growth and Income Fund

EXPENSE INFORMATION

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/01/04	Annualized Expense Ratio For the Period	Ending Account Value 10/31/04	Expenses Paid During the Period*

Based on actual return
Class A	$1,000.00	1.74%	$1,013.06	$8.83
Class B	1,000.00	2.29%	1,008.07	11.59
Class C	1,000.00	2.29%	1,008.02	11.59
Class Y	1,000.00	1.29%	1,017.34	6.56

Based on assumed 5% return
Class A	1,000.00	1.74%	1,016.43	8.84
Class B	1,000.00	2.29%	1,013.66	11.62
Class C	1,000.00	2.29%	1,013.66	11.62
Class Y	1,000.00	1.29%	1,018.70	6.56

*	Expenses are equal to the Fund’s annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 366 to reflect the one-half year period.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth and Income Fund

ANNUAL REPORT

Enterprise Growth and Income Fund

PORTFOLIO OF INVESTMENTS

October 31, 2004

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 97.77%

Advertising — 2.70%
Interpublic Group of Companies Inc. (a)	114,900	$1,408,674
Omnicom Group Inc.	44,200	3,487,380

		4,896,054

Aerospace — 2.92%
Boeing Company	25,900	1,292,410
Lockheed Martin Corporation	35,300	1,944,677
Northrop Grumman Corporation	39,600	2,049,300

		5,286,387

Automotive — 1.71%
Advanced Auto Parts (a)	20,700	809,784
Johnson Controls Inc.	40,000	2,294,000

		3,103,784

Banking — 9.00%
J. P. Morgan Chase & Company	112,000	4,323,200
Mellon Financial Corporation	131,200	3,791,680
PNC Financial Services Group	38,900	2,034,470
Wells Fargo & Company	103,300	6,169,076

		16,318,426

Biotechnology — 1.48%
Genzyme Corporation (a)	51,000	2,675,970

Broadcasting — 2.77%
Viacom Inc. (Class B)	137,500	5,017,375

Building & Construction — 3.99%
Martin Marietta Materials Inc.	53,300	2,426,749
Masco Corporation	140,600	4,816,956

		7,243,705

Business Services — 0.52%
BEA Systems Inc. (a)	116,700	947,604

Computer Hardware — 0.56%
Hewlett-Packard Company	54,400	1,015,104

Computer Software — 6.00%
Mercury Interactive Corporation (a)	23,400	1,016,262
Microsoft Corporation	197,500	5,528,025
Oracle Corporation (a)	217,800	2,757,348
Veritas Software Corporation (a)	72,500	1,586,300

		10,887,935

Consumer Products — 1.36%
Kimberly-Clark Corporation	41,200	2,458,404

Crude & Petroleum — 2.81%
Exxon Mobil Corporation	103,600	5,099,192

Energy — 2.21%
Exelon Corporation	101,100	4,005,582

	Number of Shares or Principal Amount	Value

Finance — 0.52%
Equifax Inc.	36,200	$946,630

Food, Beverages & Tobacco — 1.09%
Albertson’s Inc.	86,700	1,977,627

Health Care — 3.31%
Anthem Inc. (a)	21,000	1,688,400
UnitedHealth Group Inc.	59,600	4,315,040

		6,003,440

Insurance — 4.46%
AFLAC Inc.	39,500	1,417,260
Allstate Corporation	40,200	1,933,218
Dex Media Inc. (a)	41,000	869,200
Hartford Financial Services Group Inc.	28,300	1,654,984
Willis Group Holdings Ltd.	61,400	2,207,330

		8,081,992

Machinery — 1.16%
Mettler-Toledo International Inc. (a)	44,000	2,107,600

Manufacturing — 2.49%
Illinois Tool Works Inc.	49,000	4,521,720

Media — 2.46%
Gannett Company Inc.	15,200	1,260,840
Time Warner Inc. (a)	192,600	3,204,864

		4,465,704

Medical Instruments — 1.93%
Guidant Corporation	32,000	2,131,840
Medtronic Inc.	26,900	1,374,859

		3,506,699

Medical Services — 0.62%
Quest Diagnostics Inc.	12,800	1,120,512

Misc. Financial Services — 9.76%
Citigroup Inc.	170,600	7,569,522
Freddie Mac	70,600	4,701,960
Morgan Stanley & Company	106,300	5,430,867

		17,702,349

Oil Services — 1.59%
Kerr-McGee Corporation	13,900	823,158
Marathon Oil Corporation	53,900	2,054,129

		2,877,287

Pharmaceuticals — 11.75%
Allergan Inc.	66,200	4,737,272
Bristol Myers Squibb Company	65,800	1,541,694
Cephalon Inc. (a)	32,900	1,568,343
Johnson & Johnson	106,400	6,211,632
Mylan Laboratories Inc.	156,650	2,697,513
Wyeth	114,900	4,555,785

		21,312,239

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth and Income Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Printing & Publishing — 0.87%
Tribune Company	36,700	$1,585,440

Retail — 5.43%
Costco Wholesale Corporation	91,500	4,386,510
Kohl’s Corporation (a)	36,800	1,867,968
The Kroger Company (a)	150,500	2,274,055
TJX Companies Inc.	55,000	1,318,900

		9,847,433

Telecommunications — 0.86%
SBC Communications Inc.	61,800	1,561,068

Transportation — 3.11%
Burlington Northern Santa Fe Corporation	135,000	5,644,350

Utilities — 4.29%
American Electric Power Inc.	52,300	1,722,239
CMS Energy Corporation (a)	67,100	628,056
FirstEnergy Corporation	70,500	2,913,765
Pepco Holdings Inc.	40,900	842,949
Sempra Energy	49,700	1,666,938

		7,773,947

Wireless Communications — 4.04%
Nextel Communications Inc. (Class A) (a)	276,400	7,321,836

Total Domestic Common Stocks
(Identified cost $157,020,052)		177,313,395

Number of Shares or Principal Amount		Value

Repurchase Agreement — 1.59%
State Street Bank & Trust Repurchase Agreement, 1.45% due 11/01/04 Proceeds $2,883,348 Collateral: U.S. Treasury Bond $1,820,000, 11.25% due 02/15/15, Value $2,984,973	$2,883,000	$2,883,000

Total Repurchase Agreement
(Identified cost $2,883,000)		2,883,000

Total Investments
(Identified cost $159,903,052)		$180,196,395

Other Assets Less Liabilities — 0.64%		1,153,846

Net Assets — 100%		$181,350,241

(a)	Non-income producing security.

See notes to financial statements.

ANNUAL REPORT

Enterprise International Growth Fund

SUBADVISER’S COMMENTS

SSgA Funds Management, Inc.

Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

SSgA Funds Management, Inc. (“SSgA”), which has approximately $105.9 billion in actively-managed international strategies assets under management, is subadviser to the Enterprise International Growth Fund.

Investment Objective

The objective of the Enterprise International Growth Fund is capital appreciation.

2004 Performance Review

How did the Fund perform for the ten months ending October 31, 2004?

For the ten-month period ending October 31, 2004, Class A shares of the Fund returned -3.96%. The Fund underperformed its benchmark, the MSCI EAFE Index, which returned 7.83%. The Fund underperformed its peer group, the Lipper International Funds Index, which returned 6.97%.

THE ENTERPRISE Group of Funds, Inc.

Enterprise International Growth Fund

SUBADVISER’S COMMENTS — (Continued)

Average Annual Total Returns - Periods ending October 31, 2004

Class A	1-Year	5-Year	10-Year	Class B	1-Year	5-Year	05/01/95- 10/31/04
With Sales Charge	1.18%	-7.83%	1.12%	With Sales Charge	0.61%	-7.86%	1.46%
Without Sales Charge	6.19%	-6.93%	1.61%	Without Sales Charge	5.61%	-7.53%	1.46%
MSCI EAFE Index*	18.84%	-0.92%	4.02%	MSCI EAFE Index*	18.84%	-0.92%	4.10%
Lipper International Funds Index*	16.54%	0.78%	5.45%	Lipper International Funds Index*	16.54%	0.78%	6.31%

Class C	1-Year	5-Year	05/01/97- 10/31/04	Class Y	1-Year	5-Year	07/31/95- 10/31/04**
With Sales Charge	4.57%	-7.58%	-1.74%	Average Annual Return	6.69%	-6.62%	1.91%
Without Sales Charge	5.57%	-7.58%	-1.74%	MSCI EAFE Index*	18.84%	-0.92%	3.87%
MSCI EAFE Index*	18.84%	-0.92%	3.84%	Lipper International Funds Index*	16.54%	0.78%	5.72%
Lipper International Funds Index*	16.54%	0.78%	4.54%

Average Annual Total Returns - Periods ending September 30, 2004

Class A	1-Year	5-Year	10-Year	Class B	1-Year	5-Year	05/01/95- 09/30/04
With Sales Charge	3.34%	-7.36%	0.85%	With Sales Charge	2.80%	-7.39%	1.16%
Without Sales Charge	8.41%	-6.45%	1.34%	Without Sales Charge	7.80%	-7.06%	1.16%
MSCI EAFE Index*	22.08%	-0.85%	4.02%	MSCI EAFE Index*	22.08%	-0.85%	3.77%
Lipper International Funds Index*	19.69%	0.84%	5.31%	Lipper International Funds Index*	19.69%	0.84%	6.02%

Class C	1-Year	5-Year	05/01/97- 09/30/04	Class Y	1-Year	5-Year	07/31/95- 9/30/04**
With Sales Charge	6.74%	-7.10%	-2.14%	Average Annual Return	8.91%	-6.12%	1.60%
Without Sales Charge	7.74%	-7.10%	-2.14%	MSCI EAFE Index*	22.08%	-0.85%	3.53%
MSCI EAFE Index*	22.08%	-0.85%	3.42%	Lipper International Funds Index*	19.69%	0.84%	5.41%
Lipper International Funds Index*	19.69%	0.84%	4.15%

The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. The data shown represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data shown. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5.00%. If Class C shares are redeemed within 12 months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class C share performance does not reflect the front-end sales charge of 1.00% in effect until May 3, 2004. The returns for an investor that paid the front-end sales charge would be lower than the performance shown. Investors may obtain performance data current to the most recent month-end at www.enterprisefunds.com.

*The Morgan Stanley Capital International Europe, Australia, and Far East Index (MSCI EAFE) is an unmanaged index composed of the stocks of approximately 1,005 companies traded on 21 stock exchanges from around the world, excluding the USA, Canada, and Latin America. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper International Funds Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper International Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index. The inception returns in the Class B Category for the MSCI EAFE Index and the Lipper International Funds Index reflect the average annual returns from 4/30/1995 to 10/31/2004. The inception returns in the Class C Category for the MSCI EAFE Index and the Lipper International Funds Index reflect the average annual returns from 4/30/1997 to 10/31/2004.

**Since inception, 7/5/95, the average annual return for Class Y shares is 2.36% as of 10/31/04 and 2.06% as of 9/30/04.

How would you describe the investment environment during the period?

Conditions for the Fund were extremely testing over the ten-month period, as SSgA’s style of management — investing in growth-oriented, high quality, large-cap stocks — was completely out of favor in the marketplace. The resulting lag in performance is directly reflective of the adherence to this style.

What strategies affected Fund performance during the period?

The Fund’s overweight to technology in general, and more specifically to the semiconductor industry, was detrimental over the period. Stocks such as ASML and Taiwan Semiconductor were down considerably. In addition, many of the high-premium growth stocks within the consumer discretionary area announced earnings which were perceived as disappointing to the majority of investors already nervous given the background of rising energy prices and discord in the Middle East. Such stocks were punished heavily. Within health care, holdings in Smith & Nephew detracted from the more positive effects of stock selection elsewhere within the sector.

ANNUAL REPORT

Enterprise International Growth Fund

SUBADVISER’S COMMENTS — (Continued)

What changes were made to the Fund over the period?

Trades generally reflected a shift in emphasis from Europe to Japan and the Pacific Rim markets, particularly those companies that are oriented towards a recovery in domestic consumption.

As with all international funds, the Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise International Growth Fund

EXPENSE INFORMATION

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/01/04	Annualized Expense Ratio For the Period	Ending Account Value 10/31/04	Expenses Paid During the Period*

Based on actual return
Class A	$1,000.00	1.92%	$970.36	$9.54
Class B	1,000.00	2.47%	965.87	12.24
Class C	1,000.00	2.47%	965.22	12.23
Class Y	1,000.00	1.47%	974.74	7.31

Based on assumed 5% return
Class A	1,000.00	1.92%	1,015.53	9.75
Class B	1,000.00	2.47%	1,012.75	12.53
Class C	1,000.00	2.47%	1,012.75	12.53
Class Y	1,000.00	1.47%	1,017.80	7.48

*	Expenses are equal to the Fund’s annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 366 to reflect the one-half year period.

ANNUAL REPORT

Enterprise International Growth Fund

THE ENTERPRISE Group of Funds, Inc.

Enterprise International Growth Fund

PORTFOLIO OF INVESTMENTS

October 31, 2004

	Number of Shares or Principal Amount	Value

Common Stocks — 99.88%

France — 15.65%
BNP Paribas (ADR)	52,117	$1,768,434
L’ Oreal Company (ADR)	157,826	2,146,165
LVMH Moet Hennessy Louis Vuitton (ADR)	138,400	1,890,807
Sanofi Synthelabo (ADR)	82,054	2,994,971
Total (ADR)	28,066	2,926,723

		11,727,100

Germany — 10.26%
E.ON (ADR)	22,300	1,818,565
SAP Aktien-Gesellschaft (ADR)	81,948	3,495,082
Siemens (ADR)	31,727	2,371,276

		7,684,923

Hong Kong — 4.11%
Sun Hung Kai Properties Ltd. (ADR)	332,879	3,079,297

Ireland — 5.56%
Allied Irish Banks (ADR)	49,065	1,715,312
CRH	102,445	2,450,687

		4,165,999

Italy — 10.46%
ENI (ADR)	28,673	3,281,051
Luxottica Group	98,695	1,839,675
SanPaolo IMI (ADR)	107,150	2,716,253

		7,836,979

Japan — 21.56%
Asahi Glass Company Ltd. (ADR)	15,600	1,430,869
Komatsu Ltd. (ADR)	90,530	2,417,767
Nissan Motor Company Ltd. (ADR)	78,700	1,766,815
Nomura Holdings Inc. (ADR)	102,000	1,241,340
Seven Eleven Japan Ltd. (ADR)	80,000	2,312,832
Sony Corporation (ADR)	62,000	2,160,700
Sumitomo Mitsui Financial Group Inc. (ADR)	566,000	3,672,434
Toto Ltd. (ADR)	12,900	1,154,064

		16,156,821

	Number of Shares or Principal Amount	Value

Netherlands — 7.45%
ASML Holding (a)	187,553	$2,672,630
ING Group (ADR)	109,308	2,910,872

		5,583,502

Singapore — 2.86%
Flextronics International Ltd. (a)	177,800	2,142,490

Switzerland — 4.49%
Novartis (ADR)	70,095	3,365,261

Taiwan — 3.79%
Taiwan Semiconductor Manufacturing Company Ltd. (ADR)	375,471	2,842,315

United Kingdom — 13.69%
BP (ADR)	40,700	2,370,775
HBOS	128,238	1,718,506
Reed Elsevier (ADR)	78,922	2,841,192
Rio Tinto (ADR)	13,358	1,419,956
Smith & Nephew (ADR)	44,130	1,908,181

		10,258,610

Total Common Stocks
(Identified cost $68,306,651)		74,843,297

Total Investments
(Identified cost $68,306,651)		$74,843,297

Other Assets Less Liabilities — 0.12%		90,349

Net Assets — 100%		$74,933,646

(a)	Non-income producing security.
(ADR)	American Depository Receipt.

ANNUAL REPORT

Enterprise Global Financial Services Fund

SUBADVISER’S COMMENTS

Sanford C. Bernstein & Co., LLC

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Sanford C. Bernstein & Co., LLC (“Bernstein”), which has approximately $16.1 billion in assets under management, is subadviser to the Enterprise Global Financial Services Fund.

Investment Objective

The objective of the Enterprise Global Financial Services Fund is capital appreciation.

2004 Performance Review

How did the Fund perform for ten months ending October 31, 2004?

For the ten-month period ending October 31, 2004, Class A shares of the Fund returned 9.61%. The Fund outperformed its benchmark, the MSCI World Index, which returned 4.99%. The Fund outperformed its peer group, the Lipper Financial Services Funds Index, which returned 4.99%.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Financial Services Fund

SUBADVISER’S COMMENTS — (Continued)

Average Annual Total Returns - Periods ending October 31, 2004

Class A	1-Year	5-Year	10/01/98- 10/31/04	Class B	1-Year	5-Year	10/01/98- 10/31/04
With Sales Charge	12.04%	6.09%	8.92%	With Sales Charge	11.99%	6.21%	9.19%
Without Sales Charge	17.66%	7.12%	9.80%	Without Sales Charge	16.99%	6.53%	9.19%
MSCI World Index*	13.25%	-2.12%	3.37%	MSCI World Index*	13.25%	-2.12%	3.37%
Lipper Financial Services Funds Index*	9.92%	6.07%	8.48%	Lipper Financial Services Funds Index*	9.92%	6.07%	8.48%

Class C	1-Year	5-Year	10/01/98- 10/31/04	Class Y	1-Year	5-Year	10/01/98- 10/31/04
With Sales Charge	16.03%	6.51%	9.20%	Average Annual Return	18.34%	7.60%	10.30%
Without Sales Charge	17.03%	6.51%	9.20%	MSCI World Index*	13.25%	-2.12%	3.37%
MSCI World Index*	13.25%	-2.12%	3.37%	Lipper Financial Services Funds Index*	9.92%	6.07%	8.48%
Lipper Financial Services Funds Index*	9.92%	6.07%	8.48%

Average Annual Total Returns - Periods ending September 30, 2004

Class A	1-Year	5-Year	10/01/98- 09/30/04	Class B	1-Year	5-Year	10/01/98- 09/30/04
With Sales Charge	16.26%	7.44%	8.28%	With Sales Charge	16.15%	7.59%	8.42%
Without Sales Charge	22.00%	8.48%	9.16%	Without Sales Charge	21.15%	7.89%	8.53%
MSCI World Index*	17.10%	-1.60%	3.00%	MSCI World Index*	17.10%	-1.60%	3.00%
Lipper Financial Services Funds Index*	16.29%	8.26%	8.34%	Lipper Financial Services Funds Index*	16.29%	8.26%	8.34%

Class C	1-Year	5-Year	10/01/98- 09/30/04	Class Y	1-Year	5-Year	10/01/98- 09/30/04
With Sales Charge	20.36%	7.93%	8.57%	Average Annual Return	22.53%	8.98%	9.64%
Without Sales Charge	21.36%	7.93%	8.57%	MSCI World Index*	17.10%	-1.60%	3.00%
MSCI World Index*	17.10%	-1.60%	3.00%	Lipper Financial Services Funds Index*	16.29%	8.26%	8.34%
Lipper Financial Services Funds Index*	16.29%	8.26%	8.34%

The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. The data shown represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data shown. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5.00%. If Class C shares are redeemed within 12 months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class C share performance does not reflect the front-end sales charge of 1.00% in effect until May 3, 2004. The returns for an investor that paid the front-end sales charge would be lower than the performance shown. Investors may obtain performance data current to the most recent month-end at www.enterprisefunds.com.

*The Morgan Stanley Capital International World Index (MSCI World) is an unmanaged index comprised of more than 1,500 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Financial Services Funds Index is an unmanaged index of the 10 largest funds, based on total year-end net asset value, in the Lipper Financial Services Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

The inception returns for the MSCI World Index and the Lipper Financial Services Funds Index reflect the average annual returns from 9/30/98 to 10/31/2004.

How would you describe the investment environment during the period?

After a strong start to the calendar year, equity markets paused briefly only to recover strongly in recent months. In general, financial stocks outperformed the broader equity markets during this ten-month period.

What strategies affected Fund performance during the period?

The Fund’s performance was helped by several of its bank holdings. Belgian bank KBC was rewarded for producing better than expected results. The company has been upbeat on its outlook for its domestic retail business and is also anticipating an improvement in credit quality in its Central and Eastern European banking operations. German bank Depfa was another contributor, particularly towards the beginning of the period. French bank Credit Agricole and Canadian Bank of Nova Scotia were also rewarded during the period for solid operating results. Two of the Fund’s Japanese holdings also turned in a strong performance during the period. Consumer finance company Acom rallied on the back of favorable personal bankruptcy data that suggests that credit costs may peak this year. Japanese city bank Sumitomo Mitsui reacted favorably to signs of improving credit and macro-economic outlook.

ANNUAL REPORT

Enterprise Global Financial Services Fund

SUBADVISER’S COMMENTS — (Continued)

A few of the Fund’s bank holdings, however, detracted from returns during the ten-month period. Credit Suisse was hurt by a difficult operating environment for its investment banking operations, particularly on the fixed-income side. In addition, there are concerns about higher employee turnover at its First Boston subsidiary following the departure of its CEO, John Mack. Bernstein believed that the market is overly pessimistic about Credit Suisse’s earnings capability and the stock looks attractively valued. Another detractor was U.S. bank JP Morgan, that fell on the back of concerns about rising litigation risk. Bernstein continued to believe that JP Morgan offers an attractively valued exposure to capital markets-related activity and that there was scope for significant synergies from its recent merger with Bank One.

Some of the Fund’s insurance holdings also helped performance. French insurer AGF was rewarded for delivering on its operational improvement plan and also for its commitment to paying out a significant portion of earnings to shareholders in the form of dividends. Metlife rose after it reinforced its return on equity improvement strategy by raising its dividend and renewing its commitment to stock buybacks. In the case of Great-West Life, investors reacted positively to signs of stabilizing membership in its U.S. health care business and have also grown more comfortable with its acquisition of rival insurer Canada Life.

The big disappointment in the period was Swiss reinsurer Converium. The stock fell after reporting a significant charge to strengthen reserves and concurrent plans to raise equity capital. Bernstein had scrutinized the company’s reserves and took comfort in the fact that the company had previously taken action to bolster its reserves and, in fact, reported that its reserves, in aggregate, developed redundantly in 2003. The Fund sold its holdings in Converium due to the significant uncertainty surrounding its future, especially after its financial strength ratings were downgraded. Fund holding St. Paul Travelers also detracted from returns in the period. The stock fell after warning of anemic top line growth, citing greater competitive pressures, and merger related charges that were larger than expected. However, the company was able to take these charges without having to raise capital, thanks to a strong balance sheet. Some of the Fund’s other property and casualty insurance holdings in the U.S. saw significant declines in their market capitalization on the back of an announcement by the State Attorney General of New York that he was investigating certain industry practices.

What changes were made to the Fund over the period?

Principal additions to the Fund during the period included Dutch-based banking and insurance company ING, Canadian insurer Manulife, U.S. bank JP Morgan, Belgian banks KBC and Almanij and insurer Radian.

As mentioned before, the Fund sold Converium due to the significant uncertainty surrounding its future following the announcement of additions to its loss reserves. Other sales included Washington Mutual, Japanese consumer finance company Acom, Italian bank Intesa and Unicredito and UK banks Abbey National and Lloyds TSB. These holdings were sold as they approached estimations of their fair value and also to fund purchases in other, more attractively valued, stocks.

As with all global funds, the Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

While sector funds focus on equities in a specific industry, they also tend to concentrate their investments in fewer stocks within the industry than a typical common stock would. This strategy may result in more volatility than the typical growth stock fund because while individual company stock risk is reduced through diversification, industry risk can be magnified.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Financial Services Fund

EXPENSE INFORMATION

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/01/04	Annualized Expense Ratio For the Period	Ending Account Value 10/31/04	Expenses Paid During the Period*

Based on actual return
Class A	$1,000.00	1.95%	$1,038.61	$10.02
Class B	1,000.00	2.50%	1,033.27	12.81
Class C	1,000.00	2.50%	1,033.42	12.81
Class Y	1,000.00	1.50%	1,043.71	7.73

Based on assumed 5% return
Class A	1,000.00	1.95%	1,015.38	9.91
Class B	1,000.00	2.50%	1,012.60	12.68
Class C	1,000.00	2.50%	1,012.60	12.68
Class Y	1,000.00	1.50%	1,017.64	7.63

*	Expenses are equal to the Fund’s annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 366 to reflect the one-half year period.

ANNUAL REPORT

Enterprise Global Financial Services Fund

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Financial Services Fund

PORTFOLIO OF INVESTMENTS

October 31, 2004

	Number of Shares or Principal Amount	Value

Common Stocks and Rights — 98.62%

Belgium — 3.65%
Almanij	5,000	$376,100
KBC Bancassurance Holdings	12,800	940,709

		1,316,809

Bermuda — 0.84%
XL Capital Ltd. (Class A)	4,200	304,500

Canada — 8.57%
Bank of Nova Scotia Halifax	38,084	1,238,860
Great West Lifeco Inc.	18,600	388,242
Manulife Financial Corporation	23,156	1,081,951
National Bank of Canada	9,600	384,678

		3,093,731

Denmark — 1.37%
Danske Bank	17,700	495,805

France — 10.87%
AGF (Assurances Generales de France)	12,570	839,385
BNP Paribas	10,700	730,253
Caisse Nationale Credit Agricole	59,236	1,740,613
Societe Generale	6,600	613,810

		3,924,061

Ireland — 4.59%
Bank of Ireland	40,100	551,453
Depfa Bank	71,900	1,103,737

		1,655,190

Japan — 9.49%
Aiful Corporation	8,200	819,497
Promise Company	11,800	751,259
Sumitomo Mitsui	163	1,060,851
UFJ Holdings	171	794,710

		3,426,317

Netherlands — 5.49%
ABN Amro Holdings	33,920	813,603
ING Groep	44,070	1,169,813

		1,983,416

Spain — 1.94%
Banco Santander Central Hispano	62,699	701,817

	Number of Shares or Principal Amount	Value

Switzerland — 3.69%
Credit Suisse Group (a)	38,900	$1,333,463

United Kingdom — 11.27%
Barclays	98,400	961,647
CGNU	70,500	705,821
Old Mutual	370,000	783,343
Prudential	40,808	300,231
Prudential (Rts)	6,717	11,351
Royal & Sun Alliance Insurance Group	200,000	274,631
Royal Bank of Scotland Group	35,000	1,031,934

		4,068,958

United States — 36.85%
ACE Ltd.	10,800	411,048
Bank of America Corporation	38,486	1,723,788
Chubb Corporation	12,600	908,838
Citigroup Inc.	32,800	1,455,336
Fannie Mae	17,500	1,227,625
Freddie Mac	16,400	1,092,240
Goldman Sachs Group Inc.	5,000	491,900
Hartford Financial Services Group Inc.	12,900	754,392
J. P. Morgan Chase & Company	41,400	1,598,040
Lehman Brothers Holdings Inc.	8,600	706,490
MetLife Inc.	28,400	1,089,140
Radian Group Inc.	15,000	718,950
St. Paul Companies Inc.	14,302	485,696
Wachovia Corporation	13,000	639,730

		13,303,213

Total Common Stocks and Rights
(Identified cost $28,937,000)		35,607,280

Total Investments
(Identified cost $28,937,000)		$35,607,280

Other Assets Less Liabilities — 1.38%		498,807

Net Assets — 100%		$36,106,087

(a)	Non-income producing security.
(Rts)	The rights entitle the Fund to purchase one share of Prudential common stock for every one right held and GBP 3.08 until November 10, 2004.

ANNUAL REPORT

Enterprise Global Socially Responsive Fund

SUBADVISER’S COMMENTS

Rockefeller & Co., Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Rockefeller & Co., Inc. (“Rockefeller”), which has approximately $4.4 billion in assets under management, is subadviser to the Enterprise Global Socially Responsive Fund.

Investment Objective

The objective of the Global Socially Responsive Fund is total return.

2004 Performance Review

How did the Fund perform for the ten months ending October 31, 2004?

For the ten-month period ending October 31, 2004, Class A shares of the Fund returned 3.13%. The Fund underperformed its benchmark, the MSCI World Index, which returned 4.99%. The Fund underperformed its peer group, the Lipper Global Funds Index, which returned 4.50%.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Socially Responsive Fund

SUBADVISER’S COMMENTS — (Continued)

Average Annual Total Returns - Periods ending October 31, 2004

Class A	1-Year	09/30/00-10/31/04**	Class B	1-Year	09/30/00-10/31/04**
With Sales Charge	5.48%	-3.04%	With Sales Charge	5.12%	-2.90%
Without Sales Charge	10.79%	-1.87%	Without Sales Charge	10.12%	-2.42%
MSCI World Index*	13.25%	-3.25%	MSCI World Index*	13.25%	-3.25%
Lipper Global Funds Index*	12.86%	-2.72%	Lipper Global Funds Index*	12.86%	-2.72%

Class C	1-Year	09/30/00-10/31/04**	Class Y	1-Year	09/30/00-10/31/04**
With Sales Charge	9.12%	-2.42%	Average Annual Return	11.22%	-1.41%
Without Sales Charge	10.12%	-2.42%	MSCI World Index*	13.25%	-3.25%
MSCI World Index*	13.25%	-3.25%	Lipper Global Funds Index*	12.86%	-2.72%
Lipper Global Funds Index*	12.86%	-2.72%

Average Annual Total Returns - Periods ending September 30, 2004

Class A	1-Year	09/30/00-09/30/04**	Class B	1-Year	09/30/00-09/30/04**
With Sales Charge	9.33%	-3.68%	With Sales Charge	9.10%	-3.78%
Without Sales Charge	14.76%	-2.50%	Without Sales Charge	14.10%	-3.04%
MSCI World Index*	17.10%	-3.90%	MSCI World Index*	17.10%	-3.90%
Lipper Global Funds Index*	16.49%	-3.35%	Lipper Global Funds Index*	16.49%	-3.35%

Class C	1-Year	09/30/00-09/30/04**	Class Y	1-Year	09/30/00-09/30/04**
With Sales Charge	13.10%	-3.04%	Average Annual Return	15.31%	-2.04%
Without Sales Charge	14.10%	-3.04%	MSCI World Index*	17.10%	-3.90%
MSCI World Index*	17.10%	-3.90%	Lipper Global Funds Index*	16.49%	-3.35%
Lipper Global Funds Index*	16.49%	-3.35%

The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. The data shown represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data shown. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5.00%. If Class C shares are redeemed within 12 months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class C share performance does not reflect the front-end sales charge of 1.00% in effect until May 3, 2004. The returns for an investor that paid the front-end sales charge would be lower than the performance shown. Investors may obtain performance data current to the most recent month-end at www.enterprisefunds.com.

*The Morgan Stanley Capital International World Index (MSCI World) is an unmanaged index comprised of more than 1,500 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Global Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Global Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

How would you describe the investment environment during the period?

With 2004 being an election year, Rockefeller expected volatility in the markets and got it. The first ten months of the calendar year were characterized by a series of mixed signals on the economic front. The news on corporate profits and corporate cash flows was good. However, although housing did post good numbers for the first few months, it has remained a subject of concern. Oil prices rose and kept on rising, creating concerns about their effect on consumer spending and corporate costs. Interest rates rose, and employment numbers and consumer confidence see-sawed from month to month. After an uneventful start, the market sold off sharply in the summer. A combination of factors was responsible for the decline including concerns over the uncertainty regarding the U.S. election and fears of terrorist attacks. Although higher oil prices are taking a toll on consumer spending, they are not slowing the economy as much as had been feared and there has been relief over the absence of incidents at the Olympics as well as the Republican and Democratic conventions. The markets recovered in September and October, bringing year to date returns comfortably into positive territory.

What strategies affected Fund performance during the period?

The factor affecting performance the most positively was stock selection. Stock selection in Staples, an underweight position in technology, along with stock selection and an overweight position in energy were all contributors to Fund performance. These however, were offset by the performance of health care and consumer discretionary stocks. Industrials also lagged and the lack of exposure to utilities was another negative, causing the Fund to underperform. The Fund began to see a recovery from health care and industrial stocks in October.

ANNUAL REPORT

Enterprise Global Socially Responsive Fund

SUBADVISER’S COMMENTS — (Continued)

What changes were made to the Fund over the period?

Rockefeller made a number of changes to the Fund during the period. The Fund sold its position in Alcan when it reached the price target and sold Edwards Life Science and bought Medtronic, thus maintaining its exposure to medical devices. The Fund sold Telefonica and purchased Deutsche Telekom, whose valuation Rockefeller finds more attractive. Also sold were HCA and Hyundai Motor, as Rockefeller turned cautious on their fundamentals, and Danske Bank and Bank America, as the Fund’s exposure to the pure banking sector was reduced.

In the U.S. the Fund established positions in Walgreen, eBay, Intel and Avocent. The Fund purchased BG Group out of the UK, Societe Television Francaise 1 in France and Kookmin Bank in Korea. The Fund sold Viacom and purchased Vivendi, which Rockefeller felt was more attractive within media. The Fund’s exposure to Pharmaceuticals was reduced with the sale of Glaxo Smith Kline and exposure was similarly reduced in consumer discretionary with the sale of Philips Electronics. The Fund increased holdings in consumer staples with the purchase of Kerry Group, a food company in Ireland. Finally, the Fund sold Nippon Telephone and Telegraph on concerns about the developing competitive situation in Japan and took advantage of a drop in price to buy Merrill Lynch, which may have less interest rate sensitivity than the rest of the sector.

As with all global funds, the Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Socially Responsive Fund

EXPENSE INFORMATION

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/01/04	Annualized Expense Ratio For the Period	Ending Account Value 10/31/04	Expenses Paid During the Period*

Based on actual return
Class A	$1,000.00	2.41%	$1,003.58	$12.17
Class B	1,000.00	2.95%	998.29	14.86
Class C	1,000.00	2.96%	998.84	14.91
Class Y	1,000.00	1.96%	1,007.86	9.92

Based on assumed 5% return
Class A	1,000.00	2.41%	1,013.06	12.23
Class B	1,000.00	2.95%	1,010.33	14.95
Class C	1,000.00	2.96%	1,010.28	15.00
Class Y	1,000.00	1.96%	1,015.32	9.96

*	Expenses are equal to the Fund’s annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 366 to reflect the one-half year period.

ANNUAL REPORT

Enterprise Global Socially Responsive Fund

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Socially Responsive Fund

PORTFOLIO OF INVESTMENTS

October 31, 2004

	Number of Shares or Principal Amount	Value

Common Stocks — 93.09%

Bermuda — 2.03%
XL Capital Ltd. (Class A)	3,410	$247,225

Canada — 1.20%
National Bank of Canada	3,660	146,659

Finland — 2.38%
Sampo Insurance Company Ltd. (Class A)	24,260	289,863

France — 6.45%
BNP Paribas	4,370	298,244
Schneider Electric	3,350	222,417
Societe Television Francaise	3,730	112,562
Vivendi Universal (a)	5,580	152,829

		786,052

Germany — 1.83%
Deutsche Telekom (a)	11,640	223,655

Hong Kong — 0.82%
China Mobile Ltd.	34,500	99,967

Ireland — 1.49%
Kerry Group	7,970	181,278

Japan — 2.44%
Asahi Glass Company Ltd.	13,000	119,605
Canon Inc. (ADR)	3,600	178,200

		297,805

Korea — 2.45%
Daewoo Shipbuilding & Marine	8,900	131,175
Kookmin Bank (ADR)	4,980	167,477

		298,652

Netherlands — 1.83%
Royal Dutch Petroleum Company (ADR)	3,440	186,585
STMicroelectronics	1,980	36,601

		223,186

Sweden — 5.14%
Assa Abloy (Class B)	29,200	395,348
Sandvik	6,160	231,261

		626,609

Switzerland — 1.00%
Novartis	2,550	121,886

United Kingdom — 8.01%
BG Group	19,900	129,775
BP Amoco	57,320	555,441
Reckitt Benckiser	10,620	291,463

		976,679

	Number of Shares or Principal Amount	Value

United States — 56.02%
3M Company	1,120	$86,878
AFLAC Inc.	9,600	344,448
Anadarko Petroleum Corporation	1,130	76,219
Apache Corporation	1,630	82,641
Avocent Corporation (a)	2,260	80,456
Carmax Inc.	3,640	95,878
Citigroup Inc.	9,650	428,170
Comcast Corporation (Class A) (a)	8,120	235,805
Devon Energy Corporation	1,080	79,888
Doral Financial Corporation	5,620	235,928
eBay Inc. (a)	1,360	132,750
Eli Lilly & Company	3,500	192,185
Family Dollar Stores Inc.	2,120	62,646
Fannie Mae	4,640	325,496
Illinois Tool Works Inc.	1,250	115,350
Ingersoll-Rand Company Ltd.	2,160	147,830
Intel Corporation	2,020	44,965
International Business Machines Corporation	3,460	310,535
Lexmark International Group Inc. (a)	2,610	216,917
Medtronic Inc.	4,840	247,372
Mellon Financial Corporation	6,970	201,433
Merrill Lynch & Company Inc.	4,610	248,663
Microsoft Corporation	8,720	244,073
Noble Energy Inc.	1,950	113,100
PepsiCo Inc.	5,770	286,077
Pfizer Inc.	9,830	284,578
Praxair Inc.	6,560	276,832
Regal Entertainment Group (Class A)	5,530	110,102
Target Corporation	2,580	129,052
Tiffany & Company	8,750	256,638
Wal-Mart Stores Inc.	4,860	262,051
Walgreen Company	6,380	228,978
Walt Disney Company	7,530	189,907
WellPoint Health Networks Inc. (a)	4,670	456,072

		6,829,913

Total Common Stocks
(Identified cost $10,499,250)		11,349,429

Preferred Stock — 2.82%

Korea — 2.82%
Samsung Electronics Company Ltd.	1,280	343,010

Total Preferred Stock
(Identified cost $283,454)		343,010

Certificates of Deposit — 0.25%

United States — 0.25%
SELF-HELP Economic Development Certificate (NCUA Insured) (CDFI), 2.26% due 08/31/05 (d)(v)	$20,657	20,657
South Shore National Bank (FDIC Insured) (CDFI), 1.10% due 12/26/04 (d)	10,130	10,129

Total Certificates of Deposit
(Identified cost $30,786)		30,786

ANNUAL REPORT

Enterprise Global Socially Responsive Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Promissory Notes — 0.08%

United States — 0.08%
Shared Interest Promissory Note (CDFI), 1.70% due 03/31/07 (d)	$10,000	$10,000

Total Promissory Notes
(Identified cost $10,000)		10,000

Repurchase Agreement — 2.19%
State Street Bank & Trust Repurchase Agreement, 1.45% due 11/01/04 Proceeds $267,032 Collateral: U.S. Treasury Bond $170,000, 11.25% due 02/15/15, Value $278,816	267,000	267,000

Total Repurchase Agreement
(Identified cost $267,000)		267,000

Value

Total Investments
(Identified cost $11,090,490)	$12,000,225

Other Assets Less Liabilities — 1.57%	191,342

Net Assets — 100%	$12,191,567

(a)	Non-income producing security.
(d)	Security is fair valued at October 31, 2004.
(v)	Variable rate, security, interest rate is as of October 31, 2004.
(ADR)	American Depository Receipt.
(CDFI)	Community Development Financial Institution.
(FDIC)	Federal Deposit Insurance Corporation.
(NCUA)	National Credit Union Administration.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers and Acquisitions Fund

SUBADVISER’S COMMENTS

GAMCO Investors, Inc.

Rye, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

GAMCO Investors, Inc. (“Gabelli”), which manages approximately $26.8 billion for institutional clients, is subadviser to the Enterprise Mergers and Acquisitions Fund.

Investment Objective

The objective of the Enterprise Mergers and Acquisitions Fund is capital appreciation.

2004 Performance Review

How did the Fund perform for the ten months ending October 31, 2004?

For the ten-month period ending October 31, 2004, Class A shares of the Fund returned 1.90%. The Fund underperformed the S&P 500 Index, which returned 3.06%.

ANNUAL REPORT

Enterprise Mergers and Acquisitions Fund

SUBADVISER’S COMMENTS — (Continued)

Average Annual Total Returns - Periods ending October 31, 2004

Class A	1 Year	02/28/01-10/31/04	Class B	1 Year	02/28/01-10/31/04
With Sales Charge	-0.16%	2.83%	With Sales Charge	-0.80%	2.88%
Without Sales Charge	4.79%	4.20%	Without Sales Charge	4.20%	3.63%
S & P 500 Index*	9.42%	-0.90%	S & P 500 Index*	9.42%	-0.90%

Class C	1 Year	02/28/01-10/31/04	Class Y	1 Year	02/28/01-10/31/04
With Sales Charge	3.20%	3.63%	Annualized Return	5.29%	4.67%
Without Sales Charge	4.20%	3.63%	S & P 500 Index*	9.42%	-0.90%
S & P 500 Index*	9.42%	-0.90%

Average Annual Total Returns - Periods ending September 30, 2004

Class A	1 Year	02/28/01-09/30/04	Class B	1 Year	02/28/01-09/30/04
With Sales Charge	1.17%	2.56%	With Sales Charge	0.63%	2.63%
Without Sales Charge	6.22%	3.97%	Without Sales Charge	5.63%	3.40%
S & P 500 Index*	13.86%	-1.34%	S & P 500 Index*	13.86%	-1.34%

Class C	1 Year	02/28/01-09/30/04	Class Y	1 Year	02/28/01-09/30/04
With Sales Charge	4.63%	3.40%	Annualized Return	6.71%	4.43%
Without Sales Charge	5.63%	3.40%	S & P 500 Index*	13.86%	-1.34%
S & P 500 Index*	13.86%	-1.34%

The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. The data shown represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data shown. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5.00%. If Class C shares are redeemed within 12 months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class C share performance does not reflect the front-end sales charge of 1.00% in effect until May 3, 2004. The returns for an investor that paid the front-end sales charge would be lower than the performance shown. Investors may obtain performance data current to the most recent month-end at www.enterprisefunds.com.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

How would you describe the investment environment during the period?

During the ten-month period, the economy benefited from fiscal stimulus and the extraordinarily liquid monetary policy pursued by the Fed. Corporate earnings were strong. GDP grew about 5% over the past year and profit growth has been 25% or more. For the later part of the period, investors were concerned about interest rate increases, further turmoil and prisoner abuse scandals in Iraq, continued high oil prices, concern over a rise in inflation and uncertainty about the upcoming election.

How would you describe the investment environment during the period?

As the ten-month period began, the economy appeared to be on solid footing. Corporate earnings were strong and the economy reaped the benefits of fiscal stimulus and an extraordinarily liquid Fed monetary policy. A flurry of large, high profile deals made the headlines early in the period. The stock market encountered major headwinds mid-period. Higher energy prices combined with uncertainty regarding the hotly contested U.S. presidential election and concern over possible terrorist attacks preoccupied investors and put pressure on equities.

Although deal activity slowed somewhat as the period progressed, through the first three quarters of 2004 the dollar value of deals totaled approximately $595 billion versus $570.5 billion over the same period in 2003.

Toward the end of the period, there was a long list of deals that broke or had spreads widen in the arbitrage community. Due to Gabelli’s research bias and adherence to their risk reward parameters, the Fund did not have large positions in most of these transactions. It was, however, a period of turbulence and challenge for risk arbitrageurs.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers and Acquisitions Fund

SUBADVISER’S COMMENTS — (Continued)

What strategies affected Fund performance during the period?

To maintain a conservative strategy, the Fund continued to hold a substantial cash position. For the portion of the Fund that is invested in potential takeovers, many of the best performers were industrial stocks, which reflected the strength of the U.S. economy. Tenneco Automotive, SL Industries and Midas Group were among the strongest performers.

Several small broadcasters including Lin TV Corp., Gray Television and Young Broadcasting declined during the period. The poor performance was partly due to the high expectations that had been built into the stocks for the Olympics and election advertising expenditure surge.

What changes were made to the Fund over the period?

The Fund was positively impacted by a number of merger and acquisition activities during the period. Among these were Bank One, which was bought by J.P. Morgan Chase for $59 billion; AT&T Wireless, which was bought by Cingular; and Bank of Bermuda, which was bought by HSBC for $1.3 billion. Newhall Land was bought by Lennar, in a deal worth $900 million. Other positions closed during the period included Kroll, Celltech, Cima Labs, Bio Reliance, Esperion Therapeutics and Seacoast Financial. Interpore International was also bought by Biomet for $14.50 per share.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ANNUAL REPORT

Enterprise Mergers and Acquisitions Fund

EXPENSE INFORMATION

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/01/04	Annualized Expense Ratio For the Period	Ending Account Value 10/31/04	Expenses Paid During the Period*

Based on actual return
Class A	$1,000.00	1.79%	$1,000.55	$9.03
Class B	1,000.00	2.34%	995.61	11.77
Class C	1,000.00	2.34%	995.61	11.77
Class Y	1,000.00	1.34%	1,004.94	6.77

Based on assumed 5% return
Class A	1,000.00	1.79%	1,016.18	9.09
Class B	1,000.00	2.34%	1,013.41	11.88
Class C	1,000.00	2.34%	1,013.41	11.88
Class Y	1,000.00	1.34%	1,018.45	6.82

*	Expenses are equal to the Fund’s annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 366 to reflect the one-half year period.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers and Acquisitions Fund

ANNUAL REPORT

Enterprise Mergers and Acquisitions Fund

PORTFOLIO OF INVESTMENTS

October 31, 2004

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 51.05%

Advertising — 0.00%
Interep National Radio Sales Inc. (Class A) (a)	5,000	$3,900

Aerospace — 2.38%
DRS Technologies Inc. (a)	35,000	1,267,700
Herley Industries Inc. (a)	20,000	351,400
Sequa Corporation (Class A) (a)	2,000	107,960
Sequa Corporation (Class B)	6,000	331,800
SNECMA	1,000	21,613
Titan Corporation (a)	260,000	3,858,400

		5,938,873

Automotive — 0.67%
Midas Inc. (a)	60,000	1,135,800
Modine Manufacturing Company	10,000	307,100
Standard Motor Products Inc.	10,000	152,400
Tenneco Automotive Inc. (a)	6,000	76,440

		1,671,740

Banking — 2.57%
Community First Bankshares Inc.	10,000	322,200
First National Bankshares of Florida Inc.	48,000	1,185,120
First Republic Bank	5,000	241,000
Gold Banc Corporation Inc.	40,000	582,000
Mellon Financial Corporation	10,000	289,000
PNC Financial Services Group	2,001	104,652
Riggs National Corporation	155,934	3,291,767
Washington Mutual Inc.	10,000	387,100

		6,402,839

Broadcasting — 1.42%
Acme Communications Inc. (a)	50,000	283,500
Fisher Communications Inc. (a)	30,000	1,411,500
Granite Broadcasting Corporation (a)	60,000	16,800
Gray Television Inc.	20,000	265,600
Lin TV Corporation (a)	45,000	818,100
Paxson Communications Corporation (a)	100,000	122,000
Salem Communications Corporation (Class A) (a)	4,000	100,000
Young Broadcasting Inc. (Class A) (a)	45,959	528,529

		3,546,029

Building & Construction — 0.04%
Rollins Inc.	3,500	92,225

Cable — 3.89%
Cablevision Systems Corporation (Class A) (a)	120,000	2,469,600
Cox Communications Inc. (Class A) (a)	210,000	7,232,400

		9,702,000

	Number of Shares or Principal Amount	Value

Chemicals — 0.35%
Hercules Inc. (a)	55,000	$785,400
MacDermid Inc.	3,000	94,680

		880,080

Computer Services — 0.05%
MarketWatch Inc. (a)	10,000	132,550
StorageNetworks Inc. (a)(d)	600,000	—

		132,550

Computer Software — 0.42%
PeopleSoft Inc. (a)	50,000	1,038,500

Consumer Products — 1.16%
CNS Inc.	20,000	228,000
Delaware Laboratories Inc. (a)	80,000	2,668,000

		2,896,000

Containers/Packaging — 0.13%
Packaging Dynamics Corporation	24,000	331,200

Drugs & Medical Products — 0.17%
Thermo Electron Corporation (a)	15,000	435,000

Electrical Equipment — 0.97%
SL Industries Inc. (a)	35,500	436,650
Thomas & Betts Corporation (a)	65,000	1,842,100
Thomas Industries Inc.	4,000	135,200

		2,413,950

Electronics — 0.21%
Monolithic Systems Technology Inc. (a)	120,000	529,200

Energy — 3.08%
DPL Inc.	23,000	496,800
Laclede Group Inc.	1,000	30,150
Mirant Corporation (o)	75,000	28,500
Northeast Utilities	75,000	1,449,750
SEMCO Energy Inc. (a)	50,000	264,500
Unisource Energy Corporation	220,000	5,409,800

		7,679,500

Entertainment & Leisure — 1.89%
Churchill Downs Inc. (a)	4,016	152,568
E.W. Scripps Company (Class A)	6,000	286,320
Metro Goldwyn Mayer Inc. (a)	148,400	1,754,088
Walt Disney Company	100,000	2,522,000

		4,714,976

Finance — 1.31%
BKF Capital Group Inc.	10,000	316,100
Interactive Data Corporation (a)	5,000	98,650
Onyx Acceptance Corporation	23,444	650,571
SWS Group Inc.	115,000	2,208,000

		3,273,321

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers and Acquisitions Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Food, Beverages & Tobacco — 5.74%
Campbell Soup Company	10,000	$268,400
Dreyer’s Grand Ice Cream Holdings	115,009	9,232,923
Flowers Foods Inc.	4,000	101,440
H.J. Heinz Company	10,000	363,500
J.M. Smucker Company	6,000	267,000
Sensient Technologies Corporation	90,000	1,954,800
Spartan Stores Inc. (a)	8,000	38,880
The Robert Mondavi Corporation (Class A) (a)	25,000	1,362,250
Tootsie Roll Industries Inc.	24,000	727,680

		14,316,873

Hotels & Restaurants — 4.24%
Aztar Corporation (a)	70,000	2,166,500
Boca Resorts Inc. (a)	180,000	4,266,000
Mandalay Resort Group (a)	60,000	4,128,000

		10,560,500

Insurance — 0.07%
Argonaut Group Inc. (a)	10,000	185,100

Machinery — 0.46%
Baldwin Technology Company Inc. (Class A)	58,300	209,297
Flowserve Corporation (a)	20,000	431,600
Tennant Company	6,000	244,800
Watts Industries Inc. (Class A)	10,000	259,400

		1,145,097

Manufacturing — 1.09%
Belden CDT Inc.	80,000	1,778,400
ITT Industries Inc.	10,000	811,400
Myers Industries Inc.	11,000	116,930

		2,706,730

Media — 0.35%
Media General Inc. (Class A)	15,000	874,500

Medical Instruments — 1.00%
Bio-Rad Laboratories Inc. (a)	1,000	52,020
Biosite Inc. (a)	10,000	488,100
Cholestech Corporation (a)	6,000	48,120
Conmed Corporation (a)	6,000	168,420
DJ Orthopedics Inc. (a)	6,000	102,300
Exactech Inc. (a)	11,000	189,420
ICU Medical Inc. (a)	20,000	449,000
INAMED Corporation (a)	6,000	318,900
Kensey Nash Corporation (a)	10,000	286,000
Schick Technologies Inc.	11,000	110,550
Thoratec Corporation (a)	25,221	221,440
Young Innovations	2,000	64,300

		2,498,570

	Number of Shares or Principal Amount	Value

Medical Services — 1.08%
Charles River Laboratories International Inc. (a)	7,200	$336,888
CIRCOR International Inc.	30,000	568,500
Encore Medical Corporation (a)	6,000	30,810
NWH Inc.	9,500	152,570
Regeneration Technologies Inc. (a)	40,000	310,000
Select Medical Corporation	50,000	859,500
Vitalworks Inc. (a)	10,000	36,200
WellPoint Health Networks Inc. (a)	4,000	390,640

		2,685,108

Metals & Mining — 0.02%
Northern Border Partners	1,000	45,360

Oil Services — 0.12%
RPC Inc.	15,000	311,250

Paper Products — 0.83%
Greif Brothers Corporation (Class A)	50,000	2,077,500

Pharmaceuticals — 1.24%
Bristol Myers Squibb Company	25,000	585,750
Collagenex Pharmaceuticals Inc. (a)	7,000	42,000
Neighborcare Inc. (a)	90,000	2,306,700
Priority Healthcare Corporation (Class B) (a)	8,000	144,480

		3,078,930

Printing & Publishing — 0.60%
McClatchy Company (Class A)	2,500	173,750
Pulitzer Inc.	22,000	1,159,840
Topps Company Inc.	15,000	151,200

		1,484,790

Property-Casualty Insurance — 0.28%
CNA Surety Corporation (a)	60,000	706,200

Publishing — 0.34%
Information Holdings Inc. (a)	20,000	547,800
PRIMEDIA Inc. (a)	120,000	306,000

		853,800

Real Estate — 3.88%
Griffin Land & Nurseries Inc. (a)	15,225	391,602
LNR Property Corporation	31,000	1,938,740
Rouse Company	110,000	7,337,000

		9,667,342

Savings and Loan — 0.74%
New York Community Bancorp Inc.	18,000	330,480
Waypoint Financial Corporation	55,000	1,510,300

		1,840,780

ANNUAL REPORT

Enterprise Mergers and Acquisitions Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Security & Investigation Services — 1.39%
Invision Technologies Inc. (a)	75,000	$3,463,500

Semiconductors — 0.84%
DuPont Photomasks Inc. (a)	80,000	2,097,600

Technology — 0.32%
Trojan Technologies Inc. (a)	92,000	801,840

Telecommunications — 2.85%
AT&T Corporation	50,000	855,500
Cincinnati Bell Inc. (a)	170,000	579,700
Commonwealth Telephone Enterprises Inc. (a)	40,000	1,825,200
D&E Communications Inc.	23,000	284,510
Rural Celluar Corporation (a)	18,000	108,000
Sprint Corporation	165,000	3,456,750

		7,109,660

Travel/Entertainment/Leisure — 1.32%
Orbitz Inc. (Class A) (a)	120,000	3,280,800

Utilities — 0.76%
CH Energy Group Inc.	13,000	580,190
Duquesne Light Holdings Inc.	14,000	240,240
Energy East Corporation	1,000	25,200
NSTAR	10,000	494,700
Southwest Gas Corporation	23,000	561,890

		1,902,220

Waste Management — 0.37%
Republic Services Inc.	30,000	924,000

Wireless Communications — 0.38%
Dobson Communications Corporation (a)	17,000	22,610
Price Communications Corporation (a)	57,749	919,942

		942,552

Total Domestic Common Stocks
(Identified cost $124,040,288)		127,242,485

Foreign Stocks — 2.18%

Banking — 0.37%
Deutsche Bank	12,000	913,800

Cable — 0.09%
Rogers Communications Inc. (Class B)	10,000	230,400

Manufacturing — 0.77%
Cooper Industries Ltd. (Class A)	30,000	1,917,000

Media — 0.09%
Vivendi Universal (ADR)	8,000	219,440

Medical Instruments — 0.03%
Orthofix International (a)	2,000	71,000

	Number of Shares, Units or Principal Amount	Value

Telecommunications — 0.00%
Song Networks (a)	1,000	$13,398

Transportation — 0.77%
Stelmar Shipping Ltd.	50,000	1,930,000

Wireless Communications — 0.06%
Rogers Wireless Communications (Class B) (a)	4,000	144,120

Total Foreign Stocks
(Identified cost $4,868,562)		5,439,158

U.S. Treasury Bills — 46.55%
1.67% due 12/23/04	$25,000,000	24,939,694
1.675% due 12/30/04	35,148,000	35,051,514
1.86% due 01/27/05	20,094,000	20,003,677
1.87% due 03/10/05	36,276,000	36,032,921

Total U.S. Treasury Bills
(Identified cost $116,027,806)		116,027,806

Other Short-Term Investments — 0.02%
Securities Lending Quality Trust (y)	38,928	38,928

Total Other Short-Term Investments
(Identified cost $38,928)		38,928

Repurchase Agreement — 1.20%
State Street Bank & Trust Repurchase Agreement, 1.45% due 11/01/04 Proceeds $3,003,363 Collateral: U.S. Treasury Bond $1,900,000, 11.25% due 02/15/15, Value $3,116,181	3,003,000	3,003,000

Total Repurchase Agreement
(Identified cost $3,003,000)		3,003,000

Total Investments
(Identified cost $247,978,584)		$251,751,377

Other Assets Less Liabilities — (1.00)%		(2,496,757)

Net Assets — 100%		$249,254,620

(a)	Non-income producing security.
(d)	Security is fair valued at October 31, 2004.
(o)	Security, or portion thereof, out on loan at October 31, 2004.
(y)	Represents investment of cash collateral received from securities on loan (see note 6).
(ADR)	American Depository Receipt.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Technology Fund

SUBADVISER’S COMMENTS

Fred Alger Management, Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Fred Alger Management, Inc. (“Alger”), which has approximately $9.3 billion in assets under management, is subadviser to the Enterprise Technology Fund.

Investment Objective

The investment objective of the Enterprise Technology Fund is long-term capital appreciation.

2004 Performance Review

How did the Fund perform for the ten months ending October 31, 2004?

For the ten-month period ending October 31, 2004, Class A shares of the Fund returned -9.42%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 3.06%. The Fund underperformed its peer group, the Lipper Science & Technology Funds Index, which returned -4.97%.

ANNUAL REPORT

Enterprise Technology Fund

SUBADVISER’S COMMENTS — (Continued)

Average Annual Total Returns - Periods ending October 31, 2004

Class A	1-Year	5-Year	07/01/99- 10/31/04	Class B	1-Year	5-Year	07/01/99- 10/31/04
With Sales Charge	-10.67%	-16.37%	-3.72%	With Sales Charge	-11.35%	-16.34%	-3.51%
Without Sales Charge	-6.21%	-15.55%	-2.83%	Without Sales Charge	-6.69%	-16.00%	-3.33%
S&P 500 Index*	9.42%	-2.22%	-2.13%	S&P 500 Index*	9.42%	-2.22%	-2.13%
Lipper Science & Technology Funds Index*	-3.08%	-11.42%	-7.90%	Lipper Science & Technology Funds Index*	-3.08%	-11.42%	-7.90%

Class C	1-Year	5-Year	07/01/99- 10/31/04	Class Y	1-Year	5-Year	07/01/99- 10/31/04
With Sales Charge	-7.73%	-16.02%	-3.36%	Average Annual Return	-5.86%	-15.17%	-2.37%
Without Sales Charge	-6.80%	-16.02%	-3.36%	S&P 500 Index*	9.42%	-2.22%	-2.13%
S&P 500 Index*	9.42%	-2.22%	-2.13%	Lipper Science & Technology Funds Index*	-3.08%	-11.42%	-7.90%
Lipper Science & Technology Funds Index*	-3.08%	-11.42%	-7.90%

Average Annual Total Returns - Periods ending September 30, 2004

Class A	1-Year	5-Year	07/01/99- 09/30/04	Class B	1-Year	5-Year	07/01/99- 09/30/04
With Sales Charge	-3.56%	-15.57%	-4.50%	With Sales Charge	-4.24%	-15.54%	-4.29%
Without Sales Charge	1.25%	-14.74%	-3.61%	Without Sales Charge	0.76%	-15.20%	-4.11%
S&P 500 Index*	13.86%	-1.31%	-2.45%	S&P 500 Index*	13.86%	-1.31%	-2.45%
Lipper Science & Technology Funds Index*	0.97%	-10.62%	-8.99%	Lipper Science & Technology Funds Index*	0.97%	-10.62%	-8.99%

Class C	1-Year	5-Year	07/01/99- 09/30/04	Class Y	1-Year	5-Year	07/01/99- 09/30/04
With Sales Charge	-0.24%	-15.19%	-4.11%	Average Annual Return	1.83%	-14.34%	-3.14%
Without Sales Charge	0.76%	-15.19%	-4.11%	S&P 500 Index*	13.86%	-1.31%	-2.45%
S&P 500 Index*	13.86%	-1.31%	-2.45%	Lipper Science & Technology Funds Index*	0.97%	-10.62%	-8.99%
Lipper Science & Technology Funds Index*	0.97%	-10.62%	-8.99%

The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. The data shown represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data shown. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5.00%. If Class C shares are redeemed within 12 months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class C share performance does not reflect the front-end sales charge of 1.00% in effect until May 3, 2004. The returns for an investor that paid the front-end sales charge would be lower than the performance shown. Investors may obtain performance data current to the most recent month-end at www.enterprisefunds.com.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Science & Technology Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Science & Technology Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

The inception returns for the S&P 500 Index and the Lipper Science & Technology Funds Index reflect the average annual returns from 6/30/1999 to 10/31/2004.

How would you describe the investment environment during the period?

Overall, the U.S. stock market posted positive results over the period. While the robust momentum of 2003 seemed to wane a bit during the first quarter of 2004, markets still managed to post positive returns throughout the quarter. Despite escalating fears of a stalled recovery in the labor market, stocks advanced during the first month of the period as investors chose to focus on rising consumer sentiment and stellar growth within the U.S. merger and acquisition business. The forward progress continued into February. Investors were heartened by news of significant growth in the manufacturing sector and the Fed’s indication that it would remain patient with regard to interest rate hikes. Most equity indices trended higher during the second month of the period, with mid-cap stocks leading the upturn. The positive momentum, however, seemed to slow down in March, with equity indices posting mixed results. While small and mid-cap stocks were able to remain in positive territory during the one-month period, large-cap stocks struggled, as geopolitical uncertainty began to weigh on investors. With continued unrest in Israel and Iraq and rising tensions between China and Taiwan, large-cap stocks of all styles trended downward during the final month of the quarter.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Technology Fund

SUBADVISER’S COMMENTS — (Continued)

Despite a weak start to the second quarter, equity markets managed to post modest gains during the three-month period. As the quarter began, solid fundamentals seemed to be trumped by fear and uncertainty. Despite better-than-expected growth in the housing market and strong earnings news, investors were shaken by escalating violence in Iraq and fears of a looming interest rate hike. Stocks of all sizes and styles trended downward during April. Fortunately, the negative momentum reversed course in May. Investors were heartened by better-than-expected first-quarter GDP growth and news that soaring oil prices had begun to moderate. Stocks moved higher during the second month of the quarter, with mid-cap stocks leading the way. The advance continued into June. Despite continued uncertainty in regards to the situation in Iraq, stocks rose on strong payroll growth and a large jump in consumer confidence. In addition, the modest 0.25% interest rate hike on June 30th helped to relieve investors of some of their fear and uncertainty.

The final four months of the period provided mixed results for equities. While value stocks managed to post modest gains during the period, the markets, in general, and growth stocks, in particular, moved lower. Despite a relatively upbeat economic report from the Fed, stock prices declined in July as otherwise solid corporate earnings announcements continued to miss heightened expectations. Small-cap growth stocks led the downturn. Fortunately, conditions seemed to improve a bit in August. Notwithstanding surging oil prices and the Fed’s August 10th decision to raise interest rates, value stocks rose on solid growth in the manufacturing sector and value-investor bargain hunting. Stocks of all capitalizations and styles rose during September and October, as investors applauded solid earnings news. Small-cap growth stocks led the uptick. On September 21st, the Fed raised interest rates 0.25% for the second time in as many months.

What strategies affected Fund performance during the period?

During the period ending October 31st, the Fund benefited from an overweighting in the strong telecommunication services sector but was hurt by poor performing consumer discretionary and technology stocks. At the stock level, performance benefited most positively from positions in Google Inc., Apple Computer Inc., Yahoo! Inc., eBay Inc. and Garmin Ltd. Conversely, the Fund was most negatively impacted by holdings in Netflix Inc., Cypress Semiconductor Corp., Teradyne Inc., Intelligroup Inc. and i2 Technologies Inc. Throughout the ten-month period, the Fund’s strategy remained uniform. The Fund continued to emphasize individual security selection through thorough, internal research conducted by its analysts.

What changes were made to the Fund over the period?

As of October 31st, the Portfolio had approximately $72.6 million in net assets. Throughout the ten-month period, the number of holdings was decreased to approximately 45 stocks and the cash equivalent position was decreased to under 2% of net assets. During the same ten-month time span significant additions included Apple Computer Inc, Google Inc. and Motorola Inc. Significant eliminations included Corning Inc, PeopleSoft Inc. and ValueClick Inc.

The Fund is a sector fund that focuses on equities in a specific industry and therefore concentrates its investments in fewer stocks within the industry than a typical common stock fund would. This strategy may result in more volatility than the typical growth stock fund because while individual company stock risk is reduced through diversification, industry risk can be magnified. In addition, some Internet-related stocks have shown extreme volatility, trading in a broad range of share prices daily.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ANNUAL REPORT

Enterprise Technology Fund

EXPENSE INFORMATION

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/01/04	Annualized Expense Ratio For the Period	Ending Account Value 10/31/04	Expenses Paid During the Period*

Based on actual return
Class A	$1,000.00	2.30%	$940.92	$11.25
Class B	1,000.00	2.85%	935.93	13.91
Class C	1,000.00	2.84%	935.93	13.86
Class Y	1,000.00	1.84%	944.80	9.02

Based on assumed 5% return
Class A	1,000.00	2.30%	1,013.61	11.68
Class B	1,000.00	2.85%	1,010.84	14.44
Class C	1,000.00	2.84%	1,010.89	14.39
Class Y	1,000.00	1.84%	1,015.93	9.35

*	Expenses are equal to the Fund’s annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 366 to reflect the one-half year period.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Technology Fund

ANNUAL REPORT

Enterprise Technology Fund

PORTFOLIO OF INVESTMENTS

October 31, 2004

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 89.71%

Business Services — 3.08%
BEA Systems Inc. (a)	184,200	$1,495,704
Fair Isaac Corporation	24,600	742,920

		2,238,624

Computer Hardware — 16.53%
Apple Computer Inc. (a)	41,500	2,179,995
Brocade Communications Systems Inc. (a)	235,400	1,598,366
Cisco Systems Inc. (a)	116,000	2,228,360
Dell Inc. (a)	40,750	1,428,695
EMC Corporation (a)	159,300	2,050,191
PalmOne Inc. (a)	86,700	2,511,699

		11,997,306

Computer Services — 20.16%
Akamai Technologies Inc. (a)	93,400	1,293,590
Ask Jeeves, Inc. (a)	33,100	853,318
Cognizant Technology Solutions	22,000	748,000
Global Payments Inc.	21,200	1,160,912
Google Inc. (a)	5,700	1,087,018
Netgear Inc. (a)	164,600	2,243,498
Shanda Interactive Entertainment Ltd. (a)	56,300	1,710,901
Sina Com (a)	82,650	2,768,775
Yahoo! Inc. (a)	76,400	2,764,916

		14,630,928

Computer Software — 19.50%
Citrix Systems Inc. (a)	61,300	1,479,169
Cognos Inc. (a)	28,950	1,143,815
Intuit Inc. (a)	31,400	1,424,304
Lionbridge Technologies Inc. (a)	144,700	678,643
Mercury Interactive Corporation (a)	17,500	760,025
Microsoft Corporation	126,800	3,549,132
PalmSource Inc. (a)	62,324	1,397,304
SonicWALL Inc. (a)	169,150	845,750
Take-Two Interactive Software Inc. (a)	36,350	1,198,096
TIBCO Software Inc. (a)	172,400	1,675,728

		14,151,966

Entertainment & Leisure — 1.70%
Dreamworks Animation (Class A) (a)	1,700	66,385
Netflix Common Inc. (a)	123,600	1,170,492

		1,236,877

Media — 3.02%
XM Satellite Radio Holdings Inc. (Class A) (a)	67,800	2,191,296

Retail — 4.35%
eBay Inc. (a)	32,350	3,157,684

Semiconductors — 6.69%
Analog Devices Inc.	32,050	1,290,333
Applied Materials Inc. (a)	45,650	734,965
Intel Corporation	85,950	1,913,247
Semiconductor Manufacturing International Corporation (a)	84,750	914,452

		4,852,997

	Number of Shares or Principal Amount	Value

Technology — 5.41%
Garmin Ltd.	47,900	$2,395,000
Symbol Technologies Inc.	104,100	1,529,229

		3,924,229

Telecommunications — 6.60%
Avaya Inc. (a)	107,100	1,542,240
Nextel Partners Inc. (Class A) (a)	106,650	1,795,986
QUALCOMM Inc.	34,800	1,454,988

		4,793,214

Wireless Communications — 2.67%
Motorola Inc.	112,500	1,941,750

Total Domestic Common Stocks
(Identified cost $56,625,607)		65,116,871

Foreign Stocks — 8.84%

Computer Services — 3.36%
Netease.com Inc. (ADR) (a)	52,500	2,441,775

Computer Software — 1.59%
Check Point Software Technologies Ltd. (a)	51,150	1,157,064

Telecommunications — 3.63%
Research in Motion Ltd. (a)	29,850	2,632,770

Travel/Entertainment/Leisure — 0.26%
eLong Inc. (ADR) (a)	13,600	184,960

Total Foreign Stocks
(Identified cost $5,688,853)		6,416,569

Repurchase Agreement — 4.38%
State Street Bank & Trust Repurchase Agreement, 1.45% due 11/01/04 Proceeds $3,182,384 Collateral: U.S. Treasury Bond $2,010,000, 11.25% due 02/15/15, Value $3,296,591	$3,182,000	3,182,000

Total Repurchase Agreement
(Identified cost $3,182,000)		3,182,000

Total Investments
(Identified cost $65,496,460)		$74,715,440

Other Assets Less Liabilities — (2.93)%		(2,126,111)

Net Assets — 100%		$72,589,329

(a)	Non-income producing security.
(ADR)	American Depository Receipt.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund

SUBADVISER’S COMMENTS

Wellington Management Company, LLP

Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Wellington Management Company, LLP (“Wellington”), which manages approximately $436 billion for institutional clients, is subadviser to the Enterprise Managed Fund.

Investment Objective

The objective of the Enterprise Managed Fund is growth of capital over time.

2004 Performance Review

How did the Fund perform for the ten months ending October 31, 2004?

For the ten-month period ending October 31, 2004, Class A shares of the Fund returned 1.66%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 3.06%. The Fund underperformed its peer group, the Lipper Flexible Portfolio Funds Index, which returned 3.01%.

ANNUAL REPORT

Enterprise Managed Fund

SUBADVISER’S COMMENTS — (Continued)

Average Annual Total Returns - Periods ending October 31, 2004

Class A	1-Year	5-Year	10-Year	Class B	1-Year	5-Year	05/01/95- 10/31/04
With Sales Charge	0.87%	-3.73%	6.22%	With Sales Charge	0.33%	-3.64%	5.34%
Without Sales Charge	5.91%	-2.80%	6.73%	Without Sales Charge	5.33%	-3.32%	5.34%
S&P 500 Index*	9.42%	-2.22%	11.01%	S&P 500 Index*	9.42%	-2.22%	10.45%
Lipper Flexible Portfolio Funds Index*	8.29%	0.94%	7.64%	Lipper Flexible Portfolio Funds Index*	8.29%	0.94%	7.40%

Class C	1-Year	5-Year	05/01/97- 10/31/04	Class Y	1-Year	5-Year	07/31/95- 10/31/04**
With Sales Charge	4.31%	-3.35%	1.18%	Average Annual Return	6.45%	-2.38%	5.27%
Without Sales Charge	5.31%	-3.35%	1.18%	S&P 500 Index*	9.42%	-2.22%	9.62%
S&P 500 Index*	9.42%	-2.22%	6.27%	Lipper Flexible Portfolio Funds Index*	8.29%	0.94%	6.71%
Lipper Flexible Portfolio Funds Index*	8.29%	0.94%	5.31%

Average Annual Total Returns - Periods ending September 30, 2004

Class A	1-Year	5-Year	10/01/94- 09/30/94	Class B	1-Year	5-Year	05/01/95- 09/30/04
With Sales Charge	4.47%	-2.90%	6.32%	With Sales Charge	4.25%	-2.78%	5.31%
Without Sales Charge	9.76%	-1.96%	6.84%	Without Sales Charge	9.25%	-2.46%	5.31%
S&P 500 Index*	13.86%	-1.31%	11.08%	S&P 500 Index*	13.86%	-1.31%	10.37%
Lipper Flexible Portfolio Funds Index*	11.02%	1.18%	7.57%	Lipper Flexible Portfolio Funds Index*	11.02%	1.18%	7.32%

Class C	1-Year	5-Year	05/01/97- 09/30/04	Class Y	1-Year	5-Year	07/31/95- 09/30/04**
With Sales Charge	8.23%	-2.52%	1.11%	Average Annual Return	10.27%	-1.54%	5.42%
Without Sales Charge	9.23%	-2.52%	1.11%	S&P 500 Index*	13.86%	-1.31%	9.53%
S&P 500 Index*	13.86%	-1.31%	6.13%	Lipper Flexible Portfolio Funds Index*	11.02%	1.18%	6.62%
Lipper Flexible Portfolio Funds Index*	11.02%	1.18%	5.18%

The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. The data shown represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data shown. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5.00%. If Class C shares are redeemed within 12 months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class C share performance does not reflect the front-end sales charge of 1.00% in effect until May 3, 2004. The returns for an investor that paid the front-end sales charge would be lower than the performance shown. Investors may obtain performance data current to the most recent month-end at www.enterprisefunds.com.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Flexible Portfolio Funds Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper Flexible Portfolio Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

The inception returns in the Class A Category for the S&P 500 Index and the Lipper Flexible Portfolio Funds Index reflect the average annual returns from 9/30/94 to 10/31/2004.

The inception returns in the Class B Category for the S&P 500 Index and the Lipper Flexible Portfolio Funds Index reflect the average annual returns from 4/30/95 to 10/31/2004.

The inception returns in the Class C Category for the S&P 500 Index and the Lipper Flexible Portfolio Funds Index reflect the average annual returns from 4/30/97 to 10/31/2004.

**Since inception, 7/5/95, the average annual return for Class Y shares is 5.45% as of 10/31/04 and 5.42% as of 9/30/04.

How would you describe the investment environment during the period?

Unlike the first quarter of 2004 when most of the focus was on the jobless U.S. economic recovery, investors spent much of the second quarter worrying about inflation. Keyed by strengthening employment data and stubbornly high oil prices, inflation surprised on the upside. In response, the Fed raised interest rates during their June meeting, marking an end to an era of nearly 25 years of generally falling interest rates. In the third quarter, U.S. equity markets moved lower in aggregate, as markets digested higher commodity prices, a flattening yield curve, and prospects for decelerating earnings growth. Sluggish growth continued through October, and third-quarter GDP came in below analysts’ forecasts. Leading indicators declined for the fourth straight month and consumer confidence fell to its lowest level since March. In addition, the U.S. trade deficit widened.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund

SUBADVISER’S COMMENTS — (Continued)

What strategies affected Fund performance during the period?

For the ten-month period, the Fund’s asset allocation positioning had a neutral effect on benchmark-relative results. While the equity portion of the Fund underperformed the S&P 500 Index, the fixed-income sleeve partially offset this underperformance. Additionally, year-to-date, the fixed-income market, as measured by Lehman Aggregate Index (an unmanaged index of more than 5,000 taxable government, investment grade corporate and mortgage-backed securities), has outperformed the broader equity market returns of the S&P 500.

Stock selection in six of ten broad industry equity sectors added to the Fund’s performance relative to the Russell 3000 Index during the ten-month period. Holdings in consumer discretionary, health care, and industrials were the largest contributors, while holdings in materials, financials, and energy detracted the most from relative results.

Holdings in Michaels Stores, VeriSign, and Petsmart were top performers on an individual basis, while not owning Merck, which was held in the Index, also contributed to relative results. Benchmark relative performance was negatively impacted during the ten-month period by Odyssey Healthcare, American Power Conversion, International Rectifier and Aramark.

In fixed-income, the Fund is moving to a neutral duration posture relative to the Lehman Brothers Aggregate Index from a slightly short duration stance as of the end of the period.

What changes were made to the Fund over the period?

From an asset allocation perspective, the Fund began the period with a pro-cyclical stance and then moved to a more defensive posture during the summer due to concerns over decelerating economic growth and moderating earnings expectations. The Fund has been consistently overweight to equities during the ten-month period and as of October 31, 2004, the Fund held approximately 69% in equities, 26% in bonds and 5% in cash equivalents.

During the ten-month period, the Fund’s largest sector shifts in the equity portion of the Fund were increases to its positions in the industrials and energy sectors, and a decrease in consumer discretionary. Within industrials, the Fund expanded its overweight position through a number of new purchases, including Ingersoll-Rand, Rockwell Collins, and Yellow Roadway. In the energy sector, the Fund initiated new positions in ConocoPhillips, ENSCO International, and GlobalSantaFe. The Fund decreased its holdings in consumer discretionary to an underweight benchmark-relative position through liquidations of its Federated Dept Stores, International Game Technology and Krispy Kreme Doughnut holdings.

During the ten-month period, the Fund also trimmed its underweight positions in the consumer staples and financials sectors, it reduced its overweight exposure to information technology, and it added to its overweight allocation in the materials sector.

In the fixed-income portion of the Fund, the Fund reduced exposure to the Government and mortgage-backed sectors, ending the period underweight relative to the Lehman Brothers Aggregate Index in U.S. Governments and slightly overweight in mortgage-backed securities. The Fund remains overweight in the corporate sector.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ANNUAL REPORT

Enterprise Managed Fund

EXPENSE INFORMATION

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/01/04	Annualized Expense Ratio For the Period	Ending Account Value 10/31/04	Expenses Paid During the Period*

Based on actual return
Class A	$1,000.00	1.78%	$999.40	$8.97
Class B	1,000.00	2.33%	994.51	11.72
Class C	1,000.00	2.33%	994.51	11.72
Class Y	1,000.00	1.33%	1,003.93	6.72

Based on assumed 5% return
Class A	1,000.00	1.78%	1,016.23	9.04
Class B	1,000.00	2.33%	1,013.46	11.83
Class C	1,000.00	2.33%	1,013.46	11.83
Class Y	1,000.00	1.33%	1,018.50	6.77

*	Expenses are equal to the Fund’s annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 366 to reflect the one-half year period.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund

ANNUAL REPORT

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS

October 31, 2004

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 67.55%

Advertising — 0.27%
Lamar Advertising Company (Class A) (a)	8,000	$331,360

Aerospace — 2.16%
General Dynamics Corporation	8,800	898,656
Rockwell Collins Inc.	15,500	549,785
United Technologies Corporation	12,700	1,178,814

		2,627,255

Apparel & Textiles — 0.73%
Columbia Sportswear Company	9,300	561,348
Liz Claiborne Inc.	8,000	327,040

		888,388

Automotive — 0.57%
Lear Corporation	3,750	202,200
O’Reilly Automotive Inc. (a)	11,450	493,037

		695,237

Banking — 2.64%
Bank of America Corporation	57,600	2,579,904
Zions Bancorporation	9,600	635,232

		3,215,136

Biotechnology — 0.70%
Genzyme Corporation (a)	10,300	540,441
Gilead Sciences Inc. (a)	9,100	315,133

		855,574

Building & Construction — 0.40%
D.R. Horton Inc.	16,300	489,000

Business Services — 0.57%
Aramark Corporation (Class B) Class B	30,600	690,030

Chemicals — 1.56%
Air Products & Chemicals Inc.	16,500	877,470
Du Pont (E. I.) de Nemours & Company	23,900	1,024,593

		1,902,063

Computer Hardware — 1.28%
CDW Corporation	7,950	493,138
Cisco Systems Inc. (a)	55,600	1,068,076
Seagate Technology (Escrow Shares) (a)(b)	5,700	—

		1,561,214

Computer Services — 3.22%
Dell Inc. (a)	29,200	1,023,752
DST Systems Inc. (a)	5,100	228,735
First Data Corporation	28,900	1,192,992
Ingram Micro Inc. (a) (Class A)	6,900	119,025
VeriSign Inc. (a)	23,600	633,188
Yahoo! Inc. (a)	19,900	720,181

		3,917,873

	Number of Shares or Principal Amount	Value

Computer Software — 2.94%
Cadence Design Systems Inc. (a)	17,553	$218,359
Dendrite International Inc. (a)	6,400	93,760
Electronic Arts Inc. (a)	5,200	233,584
Microsoft Corporation	108,500	3,036,915

		3,582,618

Consumer Products — 1.64%
Gillette Company	26,000	1,078,480
Procter & Gamble Company	13,200	675,576
Yankee Candle Company Inc. (a)	8,700	240,990

		1,995,046

Consumer Services — 0.47%
ITT Educational Services Inc. (a)	15,000	570,150

Containers/Packaging — 0.93%
Pactiv Corporation (a)	47,800	1,132,382

Crude & Petroleum — 1.66%
Exxon Mobil Corporation	41,000	2,018,020

Drugs & Medical Products — 0.18%
Cooper Companies Inc.	3,050	214,567

Electrical Equipment — 1.94%
General Electric Company	69,200	2,361,104

Electronics — 0.38%
Benchmark Electronics Inc. (a)	800	27,176
Engineered Support Systems Inc.	9,100	437,164

		464,340

Entertainment & Leisure — 0.15%
Harrah’s Entertainment Inc.	3,100	181,412

Fiber Optics — 0.23%
Corning Inc. (a)	24,800	283,960

Finance — 0.97%
E*TRADE Group Inc. (a)	51,000	657,900
Federated Investors Inc. (Class B)	18,100	524,719

		1,182,619

Food, Beverages & Tobacco — 2.06%
Altria Group Inc.	19,500	944,970
Constellation Brands Inc. (Class A) (a)	4,800	188,304
Hain Celestial Group Inc. (a)	19,700	318,746
PepsiCo Inc.	21,300	1,056,054

		2,508,074

Health Care — 0.86%
Coventry Health Care Inc. (a)	7,000	286,300
Health Net Inc. (a)	11,200	271,712
Triad Hospitals Inc. (a)	11,200	369,936
Viasys Healthcare Inc. (a)	6,600	112,794

		1,040,742

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Insurance — 2.96%
American International Group Inc.	23,900	$1,450,969
Gallagher Arthur J & Company	19,600	550,760
Principal Financial Group	19,800	747,648
St. Paul Companies Inc.	24,960	847,642

		3,597,019

Machinery — 0.31%
Caterpillar Inc.	4,600	370,484

Manufacturing — 1.42%
Ingersoll-Rand Company Ltd. (Class A)	13,300	910,252
Precision Castparts Corporation	13,600	816,000

		1,726,252

Media — 1.59%
Time Warner Inc. (a)	116,500	1,938,560

Medical Instruments — 2.26%
Diagnostic Products Corporation	13,400	591,610
Edwards Lifesciences Corporation (a)	7,100	242,678
Fisher Scientific International Inc. (a)	9,200	527,712
Medtronic Inc.	25,200	1,287,972
Waters Corporation (a)	2,500	103,225

		2,753,197

Medical Services — 0.49%
Odyssey Healthcare Inc.	35,500	274,060
Pacificare Health Systems	9,100	324,142

		598,202

Metals & Mining — 1.00%
Alcoa Inc.	28,800	936,000
Freeport McMoRan Copper & Gold (Class B) (a)	7,700	278,894

		1,214,894

Misc. Financial Services — 4.08%
Ambac Financial Group Inc.	6,450	503,487
American Express Company	9,800	520,086
Citigroup Inc.	49,700	2,205,189
Fannie Mae	5,800	406,870
Merrill Lynch & Company Inc.	24,700	1,332,318

		4,967,950

Oil Services — 4.30%
Apache Corporation	23,300	1,181,310
Chesapeake Energy Corporation	46,800	752,544
ConocoPhillips	14,200	1,197,202
Ensco International Inc.	13,100	400,205
GlobalSantaFe Corporation	13,300	392,350
Schlumberger Ltd.	17,000	1,069,980
XTO Energy Inc.	7,200	240,336

		5,233,927

Paper & Forest Products — 0.49%
International Paper Company	15,600	600,756

	Number of Shares or Principal Amount	Value

Pharmaceuticals — 5.24%
Abbott Laboratories	29,300	$1,249,059
King Pharmaceuticals Inc. (a)	17,100	186,561
Eli Lilly & Company	14,700	807,177
Pfizer Inc.	65,600	1,899,120
Schering-Plough Corporation	54,000	977,940
Watson Pharmaceuticals Inc. (a)	5,000	140,150
Wyeth	28,100	1,114,165

		6,374,172

Retail — 5.23%
Chico’s FAS Inc. (a)	3,100	124,093
Coach Inc. (a)	2,600	121,238
Fastenal Company	5,900	325,857
Gap Inc.	30,000	599,400
Guitar Center Inc. (a)	1,000	44,630
Lowe’s Companies Inc.	25,000	1,407,000
Michaels Stores Inc.	32,800	954,480
Pacific Sunwear of California (a)	19,850	465,284
PETCO Animal Supplies Inc. (a)	14,500	518,665
Petsmart Inc.	11,400	364,572
Staples Inc.	20,600	612,644
Wal-Mart Stores Inc.	15,400	830,368

		6,368,231

Semiconductors — 3.58%
Analog Devices Inc.	19,000	764,940
Applied Materials Inc. (a)	29,200	470,120
Fairchild Semiconductor International (Class A) (a)	14,900	214,113
Intel Corporation	40,700	905,982
International Rectifier Corporation (a)	5,800	230,550
Lam Research Corporation (a)	8,900	231,667
Texas Instruments Inc.	42,400	1,036,680
Varian Semi Equipment Associates Inc. (a)	14,700	508,767

		4,362,819

Technology — 0.18%
SanDisk Corporation (a)	10,500	219,135

Telecommunications — 1.17%
Polycom Inc. (a)	29,500	609,175
Sprint Corporation	38,700	810,765

		1,419,940

Transportation — 2.35%
CSX Corporation	35,900	1,310,350
FedEx Corporation	10,238	932,887
Norfolk Southern Corporation	7,300	247,835
Yellow Roadway Corporation (a)	7,700	369,523

		2,860,595

Utilities — 0.90%
Dominion Resources Inc.	4,000	257,280
Southern Company	26,500	837,135

		1,094,415

ANNUAL REPORT

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Waste Management — 0.07%
Waste Connections Inc.	2,700	$85,104

Wireless Communications — 1.42%
Motorola Inc.	37,800	652,428
Nextel Communications Inc. (Class A) (a)	40,700	1,078,143

		1,730,571

Total Domestic Common Stocks
(Identified cost $77,614,195)		82,224,387

Foreign Stocks — 1.44%

Drugs & Medical Products — 0.30%
Biovail Corporation (a)	19,200	359,424

Manufacturing — 1.06%
Tyco International Ltd.	41,400	1,289,610

Pharmaceuticals — 0.08%
Elan Corporation (ADR) (a)	3,800	98,040

Total Foreign Stocks
(Identified cost $1,545,315)		1,747,074

Corporate Bonds and Notes — 6.52%

Aerospace — 0.07%
McDonnell Douglas Corporation 6.875%, due 11/01/06	75,000	80,448

Airlines — 0.21%
American Airlines Inc. 7.024%, due 10/15/09	75,000	75,441
American Airlines Inc. 3.857%, due 01/09/12	13,808	13,666
Continental Airlines Inc. 6.703%, due 06/15/21	108,469	101,856
Delta Air Lines Inc. 7.111%, due 03/18/13	75,000	70,427

		261,390

Automotive — 0.09%
DaimlerChrysler North America Holding Company 7.20%, due 09/01/09	100,000	112,746

Banking — 0.15%
First Union National Bank 7.875%, due 02/15/10	100,000	118,225
NCNB Corporation 10.20%, due 07/15/15	50,000	69,510

		187,735

Broadcasting — 0.06%
Clear Channel Communications 6.00%, due 11/01/06	50,000	52,473
Liberty Media Corporation 7.75%, due 07/15/09	20,000	22,463

		74,936

	Number of Shares or Principal Amount	Value

Building & Construction — 0.20%
Centex Corporation 5.80%, due 09/15/09	100,000	$106,789
Masco Corporation 5.875%, due 07/15/12	50,000	54,043
Pulte Homes Inc. 6.25%, due 02/15/13	75,000	80,431

		241,263

Cable — 0.14%
Cox Communications Inc. 7.125%, due 10/01/12	50,000	56,238
TCI Communications Inc. 8.75%, due 08/01/15	50,000	63,513
TCI Communications Inc. 7.125%, due 02/15/28	50,000	55,653

		175,404

Chemicals — 0.09%
Dow Chemical Company 6.00%, due 10/01/12	50,000	54,521
Monsanto Company 7.375%, due 08/15/12	50,000	58,901

		113,422

Electrical Equipment — 0.03%
Oncor Electric Delivery Company 6.375%, due 05/01/12	30,000	33,285

Energy — 0.70%
Alabama Power Company 5.875%, due 12/01/22	50,000	52,628
Alliant Energy Resources Inc. 9.75%, due 01/15/13	25,000	32,747
American Electric Power Inc. 6.125%, due 05/15/06	100,000	104,672
Calenergy Inc. 7.52%, due 09/15/08	30,000	33,758
Consolidated Natural Gas Company 5.375%, due 11/01/06	50,000	52,239
Florida Power & Light Company 5.85%, due 02/01/33	25,000	26,412
Florida Power Corporation 5.90%, due 03/01/33	50,000	51,428
Keyspan Corporation 6.15%, due 06/01/06	40,000	41,993
NSTAR 8.00%, due 02/15/10	75,000	88,894
Old Dominion Electric Cooperative 6.25%, due 06/01/11	105,000	116,900
Peco Energy Company 4.75%, due 10/01/12	30,000	30,676
Pennsylvania Electric Company 6.625%, due 04/01/19	25,000	27,305
PSEG Power 7.75%, due 04/15/11	75,000	87,558
Scana Corporation 6.25%, due 02/01/12	30,000	33,156
Southern California Edison Company 5.00%, due 01/15/14	35,000	35,856
Wisconsin Energy Corporation 6.50%, due 04/01/11	35,000	39,068

		855,290

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Finance — 0.37%
Erac USA Finance Company 8.00%, due 01/15/11 (144A)	$90,000	$107,242
Household Finance Corporation 6.375%, due 10/15/11	125,000	139,417
Newcourt Credit Group Inc. 6.875%, due 02/16/05	150,000	151,938
PPL Capital Funding Inc. 6.79%, due 11/22/04	50,000	50,113

		448,710

Food, Beverages & Tobacco — 0.25%
Altria Group Inc 7.00%, due 11/04/13	55,000	57,922
Altria Group Inc. 7.75%, due 01/15/27	25,000	26,698
Archer-Daniels Midland Company 8.875%, due 04/15/11	30,000	37,731
General Mills Inc. 6.00%, due 02/15/12	35,000	38,069
Kraft Foods Inc. 4.625%, due 11/01/06	35,000	36,024
Unilever Capital Corporation 5.90%, due 11/15/32	25,000	26,254
Whitman Corporation 6.50%, due 02/01/06	75,000	78,189

		300,887

Hotels & Restaurants — 0.04%
Tricon Global Restaurants Inc. 7.65%, due 05/15/08	45,000	50,846

Insurance — 0.87%
Ace Capital Trust 9.70%, due 04/01/30	100,000	130,460
American General Corporation 7.50%, due 08/11/10	175,000	204,026
Amerus Group Company 6.95%, due 06/15/05	50,000	51,081
Everest Reinsurance Holdings Inc. 8.50%, due 03/15/05	50,000	50,946
Fidelity National Financial Inc. 7.30%, due 08/15/11	40,000	45,461
John Hancock Global Funding 7.90%, due 07/02/10 (144A)	100,000	118,655
Liberty Mutual Insurance Company 7.697%, due 10/15/97 (144A)	60,000	61,653
Marsh & Mclennan Companies Inc. 5.875%, due 08/01/33	50,000	45,710
Mercury General Corporation 7.25%, due 08/15/11	75,000	85,372
Prudential Insurance Company America 6.375%, due 07/23/06 (144A)	100,000	106,298
Renaissancere Holdings Ltd. 5.875%, due 02/15/13	90,000	95,411
Safeco Corporation 4.875%, due 02/01/10	30,000	30,607
W.R. Berkley Corporation 5.875%, due 02/15/13	30,000	30,885

		1,056,565

	Number of Shares or Principal Amount	Value

Machinery — 0.05%
Caterpillar Inc. 6.55%, due 05/01/11	$50,000	$56,921

Media — 0.17%
AOL Time Warner Inc. 7.70%, due 05/01/32	100,000	119,754
News America Holdings Inc. 7.75%, due 01/20/24	75,000	89,084

		208,838

Medical Services — 0.05%
Cardinal Health Inc. 6.25%, due 07/15/08	30,000	31,702
Cardinal Health Inc. 7.00%, due 10/15/26	25,000	25,796

		57,498

Metals & Mining — 0.14%
Alcoa Inc. 6.50%, due 06/01/11	75,000	84,612
Noram Energy Corporation 6.50%, due 02/01/08	75,000	81,125

		165,737

Misc. Financial Services — 1.17%
Citigroup Inc 5.00%, due 09/15/14	212,000	215,094
Ford Motor Credit Company 7.25%, due 10/25/11	225,000	242,483
General Electric Capital Corporation 6.125%, due 02/22/11	180,000	198,993
General Motors Acceptance Corporation 6.875%, due 08/28/12	175,000	182,183
Goldman Sachs Group Inc. 6.875%, due 01/15/11	100,000	113,766
Hartford Financial Services Group Inc. 7.90%, due 06/15/10	50,000	58,624
Merrill Lynch & Company Inc. 6.00%, due 02/17/09	150,000	162,816
Morgan Stanley Group Inc. 6.75%, due 04/15/11	150,000	170,260
USA Interactive 7.00%, due 01/15/13	75,000	82,963

		1,427,182

Oil Services — 0.78%
Burlington Resources Financial Company 7.40%, due 12/01/31	25,000	30,666
ChevronTexaco Capital Company 3.50%, due 09/17/07	75,000	75,920
Conagra Inc. 7.875%, due 09/15/10	100,000	118,317
Duke Energy Field Services 5.75%, due 11/15/06	35,000	36,698
Energen Corporation 7.625%, due 12/15/10	50,000	58,779
Halliburton Company 5.50%, due 10/15/10	15,000	15,861
Kinder Morgan Energy Partners 6.75%, due 03/15/11	80,000	89,970
Kinder Morgan Inc. 6.50%, due 09/01/12	70,000	77,533
Motiva Enterprises 5.20%, due 09/15/12 (144A)	125,000	130,133

ANNUAL REPORT

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Murphy Oil Corporation 6.375%, due 05/01/12	$50,000	$55,417
Northern Border Partners 8.875%, due 06/15/10	40,000	48,203
Tosco Corporation 7.625%, due 05/15/06	70,000	74,711
Transocean Sedco Forex 6.625%, due 04/15/11	35,000	39,477
Valero Energy Corporation 7.50%, due 04/15/32	80,000	95,680

		947,365

Paper & Forest Products — 0.25%
International Paper Company 6.75%, due 09/01/11	100,000	112,399
Temple Inland Inc. 7.875%, due 05/01/12	50,000	59,663
Westvaco Corporation 7.95%, due 02/15/31	40,000	47,756
Weyerhaeuser Company 6.75%, due 03/15/12	25,000	28,294
Weyerhaeuser Company 7.95%, due 03/15/25	25,000	30,437
Willamette Industries Inc. 7.00%, due 02/01/18	25,000	28,283

		306,832

Pharmaceuticals — 0.05%
Bristol Myers Squibb Company 4.75%, due 10/01/06	30,000	30,995
Schering Plough Corporation 5.30%, due 12/01/13	30,000	31,115

		62,110

Real Estate — 0.16%
AMB Property 7.50%, due 06/30/18	70,000	81,692
Duke Realty Corporation 5.25%, due 01/15/10	50,000	52,300
Liberty Property Trust 8.50%, due 08/01/10	50,000	60,507

		194,499

Retail — 0.14%
Lowe’s Companies Inc. 6.50%, due 03/15/29	50,000	56,011
Staples Inc. 7.375%, due 10/01/12	50,000	58,707
Wal-Mart Stores Inc. 8.00%, due 09/15/06	50,000	54,564

		169,282

Telecommunications — 0.23%
CenturyTel Inc. 7.875%, due 08/15/12	25,000	29,551
SBC Communications Inc. 5.875%, due 08/15/12	50,000	53,995
Verizon Global Funding Corporation 7.375%, due 09/01/12	170,000	201,944

		285,490

	Number of Shares or Principal Amount	Value

Wireless Communications — 0.06%
AT&T Wireless Services Inc. 8.75%, due 03/01/31	$50,000	$67,126

Total Corporate Bonds and Notes
(Identified cost $7,471,782)		7,941,807

Foreign Bonds — 1.01%

Banking — 0.17%
Bayerische Landesbank Girozentrale 5.65%, due 02/01/09	35,000	37,663
Mizuho Financial Group 5.79%, due 04/15/14 (144A)	100,000	104,055
National Australia Bank Ltd. 8.60%, due 05/19/10	25,000	30,143
Royal Bank of Scotland Group 6.375%, due 02/01/11	35,000	38,838

		210,699

Chemicals — 0.02%
Potash Corporation Saskatchewan Inc. 7.75%, due 05/31/11	25,000	29,597

Insurance — 0.14%
Dai Ichi Mutual Life Insurance Company 5.73%, due 03/17/14 (144A)	100,000	101,813
XL Capital Finance Europe 6.50%, due 01/15/12	60,000	65,501

		167,314

Media — 0.02%
Grupo Televisa 8.50%, due 03/11/32	20,000	22,850

Misc. Financial Services — 0.23%
Canadian Oil Sands Ltd. 7.90%, due 09/01/21 (144A)	50,000	59,704
Pemex Project Funding Master Trust 9.125%, due 10/13/10	90,000	108,225
UFJ Finance 6.75%, due 07/15/13	100,000	111,468

		279,397

Oil Services — 0.07%
Canadian Natural Resources Ltd. 6.45%, due 06/30/33	25,000	26,979
Petroleos Mexicano 9.50%, due 09/15/27	50,000	61,625

		88,604

Real Estate — 0.02%
Healthcare Realty Trust Inc. 8.125%, due 05/01/11	25,000	29,354

Telecommunications — 0.28%
British Telecommunications 8.875%, due 12/15/04	50,000	66,825
Deutsche Telekom International 8.50%, due 12/15/04	25,000	30,119
France Telecom 8.50%, due 03/01/05	100,000	120,102
Singapore Telecommunications 7.375%, due 12/01/31 (144A)	100,000	121,453

		338,499

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Wireless Communications — 0.05%
Vodafone Airtouch 7.75%, due 02/15/10	$50,000	$58,830

Total Foreign Bonds
(Identified cost $1,121,955)		1,225,144

Asset-Backed Securities — 1.11%

Automotive — 0.50%
Capital One Auto Receivables, Series 2002-1, Class A4 4.16%, due 07/16/07	159,927	160,944
Capital One Auto Financial Trust, Series 2002-B, Class A4A 3.32%, due 04/15/09	250,000	252,026
Nissan Auto Receivables, Series 2002-B, Class A4 4.60%, due 09/17/07	200,000	202,188

		615,158

Banking — 0.17%
MBNA Credit Card Master Trust, Series 2002-A1, Class A1 4.95%, due 06/15/09	200,000	208,897

Misc. Financial Services — 0.38%
American Express Credit Corporation, Series 2000-1, Class A 7.20%, due 09/17/07	125,000	126,845
Citibank Credit Card Issuance Trust, Series 2001-A8, Class A8 4.10%, due 12/07/06	200,000	200,452
Onyx Acceptance Owner Trust, Series 2001-D, Class A4 4.32%, due 10/15/08	135,130	136,164

		463,461

Utilities — 0.06%
Massachusetts Special Purpose Trust, Series 1999-1, Class A3 6.62%, due 03/15/07	67,027	68,123

Total Asset-Backed Securities
(Identified cost $1,369,129)		1,355,639

Collateralized Mortgage Obligations — 1.92%

Misc. Financial Services — 1.92%
Asset Securitization Corporation, Series 1997-D4, Class A4 7.49%, due 04/14/29	149,440	162,172
Bear Stearns Commerical Mortgage Securities Inc., Series 2001-TOP2, Class A2 6.48%, due 02/15/35	200,000	224,514
Bear Stearns Commerical Mortgage Securities Inc., Series 2003-T12, Class A4 4.68%, due 08/13/39	150,000	151,101

	Number of Shares or Principal Amount	Value

Chase Commercial Mortgage Securities Corporation, Series 1998-2, Class A2 6.39%, due 11/18/30	$145,000	$158,628
Greenwich Capital Commercial Funding Corporation Series 2004-GGI Class A7 5.317%, due 06/10/36	200,000	209,686
Greenwich Capital Commercial Funding Corporation, Series 2003-C2, Class A4 4.915%, due 01/05/36	150,000	154,062
Morgan Stanley Dean Witter Capital Corporation, Series 1998-WF1, Class A2 6.55%, due 03/15/30	200,000	215,684
Morgan Stanley Dean Witter Capital Corporation, Series 2001-TOP1, Class A4 6.66%, due 02/15/33	75,000	84,650
Morgan Stanley Dean Witter Capital Corporation, Series 2001-TOP3, Class A4 6.39%, due 07/15/33	200,000	223,930
Morgan Stanley Dean Witter Capital Corporation, Series 2001-TOP5, Class A4 6.39%, due 10/15/35	200,000	224,340
Morgan Stanley Dean Witter Capital Corporation, Series 2002-HQ, Class A3 6.51%, due 04/15/34	45,000	50,671
Morgan Stanley Dean Witter Capital Corporation, Series 2002-TOP7, Class A2 5.98%, due 01/15/39	200,000	219,966
Nomura Asset Securities Corporation, Series 1998-D6, Class A1B 6.59%, due 03/15/30	50,000	54,759
UBS Commercial Mortgage Trust, Series 2002-C1, Class A4 6.462%, due 03/15/31	180,000	203,689

Total Collateralized Mortgage Obligations
(Identified cost $2,308,829)		2,337,852

U. S. Treasury Obligations — 3.61%

U. S. Treasury Bills — 1.01%
1.40%, due 11/12/04 (s)	25,000	24,989
1.52%, due 11/18/04	1,200,000	1,199,138
1.683%, due 12/23/04 (s)	10,000	9,977

		1,234,104

U. S. Treasury Bonds — 2.60%
7.50%, due 11/15/16	325,000	420,913
9.125%, due 05/15/18	100,000	147,383
7.875%, due 02/15/21	675,000	922,034
8.125%, due 05/15/21	830,000	1,160,282
6.25%, due 08/15/23	430,000	507,938

		3,158,550

Total U. S. Treasury Obligations
(Identified cost $4,304,585)		4,392,654

ANNUAL REPORT

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Agency Obligations — 11.22%

Fannie Mae — 5.73%
6.97%, due 06/01/05	$241,203	$273,927
6.525%, due 06/01/09	232,413	255,597
7.125%, due 06/15/10	400,000	466,206
6.03%, due 05/01/11	241,029	266,676
6.009%, due 11/01/11	206,988	228,194
5.636%, due 12/01/11	241,627	259,827
6.115%, due 02/01/12	243,141	268,605
5.898%, due 04/01/12	231,539	252,576
7.00%, due 02/01/16	197,893	210,106
6.00%, due 09/01/16	156,735	164,561
5.50%, due 12/01/16	384,249	398,663
5.50%, due 12/01/17	353,300	366,503
6.00%, due 12/01/17	364,309	382,540
5.00%, due 05/01/18	393,259	401,891
5.00%, due 02/01/19	946,677	967,326
5.00%, due 02/01/19	185,623	189,697
5.00%, due 05/01/19	648,257	662,397
5.00%, due 11/01/33	454,367	453,998
5.00%, due 05/01/34	499,950	499,545

		6,968,835

Federal Home Loan Banks — 0.89%
4.125%, due 01/14/05	1,000,000	1,004,119
5.75%, due 05/15/12	70,000	77,183

		1,081,302

Freddie Mac — 1.83%
7.00%, due 07/15/05	690,000	712,508
5.50%, due 09/15/11	400,000	434,114
6.50%, due 01/01/17	527,509	558,970
7.00%, due 06/01/29	22,028	23,421
6.00%, due 07/01/34	482,827	500,513

		2,229,526

Ginnie Mae — 2.77%
7.00%, due 01/15/28	42,571	45,499
7.00%, due 03/15/28	26,864	28,712
7.00%, due 04/15/28	58,354	62,368
7.00%, due 06/15/28	141,178	150,887
6.50%, due 08/15/28	367,434	389,689
6.50%, due 10/15/28	7,916	8,395
7.00%, due 12/15/28	18,786	20,079
7.00%, due 02/15/29	48,357	51,650
7.00%, due 08/15/31	76,793	81,994
7.00%, due 10/15/31	60,054	64,122
7.00%, due 10/15/31	83,813	89,490
6.50%, due 11/15/31	310,086	328,460

	Number of Shares or Principal Amount	Value

7.00%, due 02/15/32	$82,816	$88,415
6.00%, due 09/15/32	533,817	556,378
6.00%, due 06/15/33	87,253	90,856
5.00%, due 07/15/33	845,285	850,179
5.00%, due 12/01/99 (TBA)	465,000	466,308

		3,373,481

Total Agency Obligations
(Identified cost $13,536,515)		13,653,144

Foreign Government Obligations — 0.07%
South Africa Republic 6.50%, due 06/02/14	15,000	16,294
Trinidad & Tobago Republic (REG S) 9.75%, due 07/01/20	50,000	68,062

		84,356

Total Foreign Government Obligations
(Identified cost $75,349)		84,356

Registered Investment Company — 0.76%
Midcap SPDR Trust	8,400	925,680

Total Registered Investment Company
(Identified cost $901,978)		925,680

Repurchase Agreement — 5.47%
State Street Bank & Trust Repurchase Agreement 1.45%, due 11/01/04 Proceeds $6,662,805 Collateral: U.S. Treasury Bond $4,205,000 11.25% due 02/15/15, Value $6,896,600	$6,662,000	6,662,000

Total Repurchase Agreement
(Identified cost $6,662,000)		6,662,000

Total Investments
(Identified cost $116,911,632)		$122,549,737

Other Assets Less Liabilities — (0.68)%		(822,348)

Net Assets — 100%		$121,727,389
(a)	Non-income producing security.
(b)	Security is fair valued at October 31, 2004.
(s)	Security segregated as collateral for open futures contracts.
(ADR)	American Depository Receipt.
(144A)	The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
(SPDR)	Standard & Poors Depository Receipt.
(REG S)	Regulation S Security. Security is offered and sold outside the United States, therefore, it need not be registered with the SEC under rules 903 & 904 of the Securities Act of 1933.
(TBA)	To Be Announced. Certain specific security details such as final par amount and maturity date have not yet been determined.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

Open futures contracts as of October 31, 2004 are as follows:

Description	Expiration Month	Contracts	Unrealized Appreciation/ (Depreciation)
Short S&P 500 Index	12/04	1	$(2,942)
Short U.S. Treasury 5-Year Notes	12/04	15	(15,092)
Short U.S. Treasury 10-Year Notes	12/04	3	(3,996)

			$(22,030)

See notes to financial statements.

ANNUAL REPORT

Enterprise Strategic Allocation Fund

SUBADVISER’S COMMENTS

UBS Global Asset Management (US) Inc.

New York, NY

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

UBS Global Asset Management (US) Inc. (“UBS”), with more than $49 billion in assets under management, is subadviser to the Enterprise Strategic Allocation Fund.

Investment Objective

The objective of the Enterprise Strategic Allocation Fund is total return, consisting of long-term capital appreciation and current income.

2004 Performance Review

How did the Fund perform for the ten months ending October 31, 2004?

For the ten-month period ending October 31, 2004, Class A shares of the Fund returned 1.82%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 3.06%. The Fund underperformed its peer group, the Lipper Flexible Portfolio Funds Index, which returned 3.01%.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund

SUBADVISER’S COMMENTS — (Continued)

Average Annual Total Returns - Periods ending October 31, 2004

Class A	1-Year	08/31/01-10/31/04	Class B	1-Year	08/31/01-10/31/04
With Sales Charge	2.29%	-1.19%	With Sales Charge	1.78%	-1.14%
Without Sales Charge	7.41%	0.34%	Without Sales Charge	6.78%	-0.18%
S&P 500 Index*	9.42%	1.59%	S&P 500 Index*	9.42%	1.59%
Lipper Flexible Portfolio Funds Index*	8.29%	2.89%	Lipper Flexible Portfolio Funds Index*	8.29%	2.89%

Class C	1-Year	08/31/01-10/31/04	Class Y	1-Year	08/31/01-10/31/04
With Sales Charge	5.90%	-0.18%	Average Annual Return	7.91%	0.82%
Without Sales Charge	6.90%	-0.18%	S&P 500 Index*	9.42%	1.59%
S&P 500 Index*	9.42%	1.59%	Lipper Flexible Portfolio Funds Index*	8.29%	2.89%
Lipper Flexible Portfolio Funds Index*	8.29%	2.89%

Average Annual Total Returns - Periods ending September 30, 2004

Class A	1-Year	08/31/01-09/30/04	Class B	1-Year	08/31/01-09/30/04
With Sales Charge	6.02%	-1.64%	With Sales Charge	5.75%	-1.59%
Without Sales Charge	11.36%	-0.07%	Without Sales Charge	10.75%	-0.62%
S&P 500 Index*	13.86%	1.13%	S&P 500 Index*	13.86%	1.13%
Lipper Flexible Portfolio Funds Index*	11.02%	2.52%	Lipper Flexible Portfolio Funds Index*	11.02%	2.52%

Class C	1-Year	08/31/01-09/30/04	Class Y	1-Year	08/31/01-09/30/04
With Sales Charge	9.75%	-0.62%	Average Annual Return	11.85%	0.40%
Without Sales Charge	10.75%	-0.62%	S&P 500 Index*	13.86%	1.13%
S&P 500 Index*	13.86%	1.13%	Lipper Flexible Portfolio Funds Index*	11.02%	2.52%
Lipper Flexible Portfolio Funds Index*	11.02%	2.52%

The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. The data shown represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data shown. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5.00%. If Class C shares are redeemed within 12 months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class C share performance does not reflect the front-end sales charge of 1.00% in effect until May 3, 2004. The returns for an investor that paid the front-end sales charge would be lower than the performance shown. Investors may obtain performance data current to the most recent month-end at www.enterprisefunds.com.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Flexible Portfolio Funds Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper Flexible Portfolio Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

How would you describe the investment environment during the period?

Overall, the U.S. stock market posted positive results over the period. As 2004 began, it was widely expected that the strong global economic recovery would continue, and that this would, in turn, aid corporate profits and stock prices. However, the year’s first three quarters were characterized by subdued market performance. During the first quarter, strong corporate profits were overshadowed by mixed economic data, including fears of a jobless economic recovery. As a result, stocks rose only slightly during the first three months. In part because of signs of an improving job market, stocks continued to post modest gains in the second quarter. This was largely attributed to fears of rising interest rates and geopolitical concerns. Stocks then fell slightly in the third quarter. There was no shortage of issues adversely affecting the market. The job market weakened, nominal oil prices rose to a nearly 21-year high at the end of September, and unrest in Iraq and threats of global terrorism continued. However, as the ten-month period came to a close, stocks rallied as oil prices eased and third-quarter corporate profits were generally solid.

What strategies affected Fund performance during the period?

During the period, the UBS team conducted a careful review of the Fund, and, following the review, believed that it was in the best interests of shareholders to modify the Fund’s investment strategy. As a result of this work, and with the approval of the Fund’s Board, UBS made modifications to the Fund’s investment strategy, which went into effect in February 2004.

ANNUAL REPORT

Enterprise Strategic Allocation Fund

SUBADVISER’S COMMENTS — (Continued)

The Fund’s investment strategy now calls for an active approach in the asset allocation process, as well as in selecting specific asset classes for the Fund. Specifically, UBS has shifted the investment process away from a “risk premium” quantitative model approach to one that follows their fundamentally based intrinsic — or fair — value methodology that emphasizes the estimation of cash flows from each asset class investment. UBS’ investment philosophy and institutional track record have been built upon the disciplined application of the price to intrinsic value approach to determining valuations and return expectations of asset classes, regions, sectors and securities. UBS has been applying this investment philosophy for institutional clients since 1981.

Additionally, asset class shifts can now occur intra-month if research suggests a change is warranted, although asset allocation changes will continue to be made in 25% increments.

What changes were made to the Fund over the period?

Over the period, there were no changes to asset allocation strategy, as the intrinsic value discipline suggested that equities were undervalued. As a result, the Fund remained almost fully invested in U.S. equities with the remainder invested in five-year U.S. Treasury notes.

An investment in the Fund is subject to the risk that the manager may not correctly predict when to shift the Fund’s assets from one type of investment to another. In addition, investments in equity securities are subject to the risk that stock prices may fall over short or extended periods of time.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund

EXPENSE INFORMATION

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/01/04	Annualized Expense Ratio For the Period	Ending Account Value 10/31/04	Expenses Paid During the Period*

Based on actual return
Class A	$1,000.00	1.87%	$999.75	$9.43
Class B	1,000.00	2.42%	994.51	12.16
Class C	1,000.00	2.42%	995.01	12.17
Class Y	1,000.00	1.42%	1,003.93	7.17

Based on assumed 5% return
Class A	1,000.00	1.87%	1,015.78	9.50
Class B	1,000.00	2.42%	1,013.01	12.28
Class C	1,000.00	2.42%	1,013.01	12.28
Class Y	1,000.00	1.42%	1,018.05	7.22

*	Expenses are equal to the Fund’s annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 366 to reflect the one-half year period.

ANNUAL REPORT

Enterprise Strategic Allocation Fund

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund

P ORTFOLIO OF INVESTMENTS

October 31, 2004

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 94.68%

Advertising — 0.21%
Interpublic Group of Companies Inc. (a)	1,500	$18,390
Monster Worldwide Inc. (a)	400	11,220
Omnicom Group Inc.	600	47,340

		76,950

Aerospace — 1.89%
Boeing Company	2,800	139,720
General Dynamics Corporation	700	71,484
Goodrich Corporation	400	12,332
Honeywell International Inc.	2,900	97,672
Lockheed Martin Corporation	1,500	82,635
Northrop Grumman Corporation	1,200	62,100
Raytheon Company	1,500	54,720
Rockwell Collins Inc.	600	21,282
United Technologies Corporation	1,700	157,794

		699,739

Apparel & Textiles — 0.15%
Jones Apparel Group Inc.	500	17,650
Liz Claiborne Inc.	400	16,352
V. F. Corporation	400	21,532

		55,534

Automotive — 0.91%
AutoNation Inc. (a)	1,000	17,230
Cummins Inc.	200	14,016
Delphi Automotive Systems Corporation	2,300	19,343
Ford Motor Company	6,300	82,089
General Motors Corporation	2,000	77,100
Genuine Parts Company	700	27,923
Goodyear Tire & Rubber Company (a)	700	7,056
Johnson Controls Inc.	700	40,145
Navistar International Corporation (a)	300	10,365
Paccar Inc.	600	41,586

		336,853

Banking — 8.04%
AmSouth Bancorporation	1,200	31,668
Bank of America Corporation	13,600	609,144
Bank of New York Company Inc.	2,600	84,396
BB & T Corporation	1,900	78,109
Comerica Inc.	600	36,906
Fifth Third Bancorp	1,900	93,461
First Horizon National Corporation	400	17,312
Golden West Financial Corporation	500	58,460
Huntington Bancshares Inc.	800	19,160
J. P. Morgan Chase & Company	11,916	459,958
KeyCorp	1,400	47,026
M & T Bank Corporation	400	41,200
Marshall & Ilsley Corporation	700	29,379

	Number of Shares or Principal Amount	Value

Mellon Financial Corporation	1,500	$43,350
National City Corporation	2,200	85,734
North Fork Bancorporation Inc.	1,100	48,510
Northern Trust Corporation	800	34,032
PNC Financial Services Group	1,000	52,300
Regions Financial Corporation	1,600	56,128
SouthTrust Corporation	1,100	47,927
Sovereign Bancorp Inc.	1,200	25,980
SunTrust Banks Inc.	1,200	84,456
Synovus Financial Corporation	1,100	29,909
U.S. Bancorp	6,300	180,243
Wachovia Corporation	4,400	216,524
Washington Mutual Inc.	2,900	112,259
Wells Fargo & Company	5,600	334,432
Zions Bancorporation	300	19,851

		2,977,814

Basic Industries — 0.02%
Allegheny Technologies Inc.	400	6,724

Biotechnology — 1.08%
Amgen Inc. (a)	4,300	244,240
Applied Biosystems Group — Applera Corporation	700	13,356
Chiron Corporation (a)	700	22,694
Genzyme Corporation (a)	800	41,976
Gilead Sciences Inc. (a)	1,500	51,945
MedImmune Inc. (a)	900	25,578

		399,789

Broadcasting — 0.85%
Clear Channel Communications Inc.	2,000	66,800
Univision Communications Inc. (Class A) (a)	1,100	34,056
Viacom Inc. (Class B)	5,900	215,291

		316,147

Building & Construction — 0.39%
Centex Corporation	400	20,776
Fluor Corporation	300	13,932
KB Home	200	16,450
Masco Corporation	1,500	51,390
Pulte Homes Inc.	400	21,952
Vulcan Materials Company	400	19,912

		144,412

Business Services — 0.59%
Automatic Data Processing Inc.	2,000	86,780
Medco Health Solutions Inc. (a)	900	30,519
Paychex Inc.	1,300	42,632
Robert Half International Inc.	600	15,918
Xerox Corporation (a)	2,800	41,356

		217,205

Cable — 0.60%
Comcast Corporation (Class A) (a)	7,500	221,250

ANNUAL REPORT

Enterprise Strategic Allocation Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Chemicals — 1.53%
Air Products & Chemicals Inc.	800	$42,544
Ashland Inc.	300	17,286
Dow Chemical Company	3,200	143,808
Du Pont (E. I.) de Nemours & Company	3,400	145,758
Eastman Chemical Company	300	14,241
Ecolab Inc.	900	30,465
Engelhard Corporation	500	14,150
Monsanto Company	900	38,475
PPG Industries Inc.	600	38,250
Praxair Inc.	1,100	46,420
Rohm & Haas Company	800	33,912

		565,309

Computer Hardware — 3.58%
Apple Computer Inc. (a)	1,300	68,289
Cisco Systems Inc. (a)	22,700	436,067
EMC Corporation (a)	8,100	104,247
Gateway Inc. (a)	1,400	8,190
Hewlett-Packard Company	10,100	188,466
International Business Machines Corporation	5,600	502,600
NCR Corporation (a)	300	16,905

		1,324,764

Computer Services — 2.39%
Affiliated Computer Services Inc. (a)	400	21,820
Computer Sciences Corporation (a)	600	29,802
Dell Inc. (a)	8,400	294,504
Electronic Data Systems Corporation	1,700	36,159
First Data Corporation	2,900	119,712
Fiserv Inc. (a)	700	24,878
Network Appliance Inc. (a)	1,200	29,364
Sabre Holdings Corporation	500	10,755
Sun Microsystems Inc. (a)	11,300	51,189
Sungard Data Systems Inc. (a)	1,000	26,490
Symantec Corporation (a)	1,100	62,634
Unisys Corporation (a)	1,200	12,744
Yahoo! Inc. (a)	4,600	166,474

		886,525

Computer Software — 4.25%
Adobe Systems Inc.	800	44,824
Autodesk Inc.	400	21,100
BMC Software Inc. (a)	800	15,136
Citrix Systems Inc. (a)	600	14,478
Computer Associates International Inc.	2,000	55,420
Compuware Corporation (a)	1,400	8,106
Electronic Arts Inc. (a)	1,000	44,920
Intuit Inc. (a)	600	27,216
Mercury Interactive Corporation (a)	300	13,029
Microsoft Corporation	36,500	1,021,635

	Number of Shares or Principal Amount	Value

Novell Inc. (a)	1,300	$9,347
Oracle Corporation (a)	17,400	220,284
PeopleSoft Inc. (a)	1,300	27,001
Siebel Systems Inc. (a)	1,800	17,100
Veritas Software Corporation (a)	1,500	32,820

		1,572,416

Conglomerates — 0.09%
Textron Inc.	500	34,075

Consumer Durables — 0.16%
Harley-Davidson Inc.	1,000	57,570

Consumer Non-Durables — 0.17%
Avon Products Inc.	1,600	63,280

Consumer Products — 2.81%
Alberto-Culver Company	300	13,458
Black & Decker Corporation	300	24,084
Brunswick Corporation	300	14,076
Clorox Company	700	38,220
Colgate-Palmolive Company	1,800	80,316
Eastman Kodak Company	1,000	30,280
Gillette Company	3,400	141,032
International Flavors & Fragrances Inc.	300	11,715
Kimberly-Clark Corporation	1,600	95,472
Mattel Inc.	1,400	24,514
Newell Rubbermaid Inc.	1,000	21,560
Nike, Inc. (Class B)	900	73,179
Procter & Gamble Company	8,500	435,030
Sherwin-Williams Company	500	21,360
Whirlpool Corporation	300	17,625

		1,041,921

Consumer Services — 0.81%
United Parcel Service Inc.	3,800	300,884

Containers/Packaging — 0.08%
Pactiv Corporation (a)	600	14,214
Sealed Air Corporation (a)	300	14,862

		29,076

Crude & Petroleum — 4.33%
Anadarko Petroleum Corporation	900	60,705
Burlington Resources Inc.	1,300	53,950
ChevronTexaco Corporation	7,100	376,726
Exxon Mobil Corporation	21,800	1,072,996
Unocal Corporation	900	37,575

		1,601,952

Drugs & Medical Products — 0.16%
Becton, Dickinson & Company	800	42,000
Thermo Electron Corporation (a)	600	17,400

		59,400

Education — 0.11%
Apollo Group Inc. (Class A) (a)	600	39,600

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Electrical Equipment — 3.53%
Emerson Electric Company	1,400	$89,670
General Electric Company	35,400	1,207,848
Tektronix Inc.	300	9,099

		1,306,617

Electronics — 0.29%
KLA-Tencor Corporation (a)	700	31,871
PerkinElmer Inc.	500	10,270
QLogic Corporation (a)	300	9,750
Rockwell Automation Inc.	600	25,014
Sanmina-SCI Corporation (a)	1,800	14,400
Solectron Corporation (a)	3,300	17,226

		108,531

Energy — 1.28%
AES Corporation (a)	2,200	23,980
American Power Conversion Corporation	700	13,496
Calpine Corporation (a)	2,100	5,229
Centerpoint Energy Inc.	1,200	12,612
Cinergy Corporation	700	27,664
DTE Energy Company	600	25,626
Duke Energy Corporation	3,200	78,496
Entergy Corporation	800	52,288
Exelon Corporation	2,200	87,164
Progress Energy Inc.	900	37,170
TXU Corporation	1,000	61,220
Williams Companies Inc.	1,900	23,769
Xcel Energy Inc.	1,400	23,940

		472,654

Entertainment & Leisure — 0.82%
Carnival Corporation	2,100	106,176
Harrah’s Entertainment Inc.	400	23,408
Walt Disney Company	6,900	174,018

		303,602

Fiber Optics — 0.20%
CIENA Corporation (a)	2,200	5,434
Corning Inc. (a)	4,700	53,815
JDS Uniphase Corporation (a)	4,900	15,533

		74,782

Finance — 2.05%
Capital One Financial Corporation	800	59,008
CIT Group Inc.	700	28,280
E*TRADE Group Inc. (a)	1,300	16,770
Equifax Inc.	500	13,075
Franklin Resources Inc.	900	54,558
Goldman Sachs Group Inc.	1,600	157,408
H&R Block Inc.	600	28,530
Lehman Brothers Holdings Inc.	900	73,935
MBNA Corporation	4,300	110,209
MGIC Investment Corporation	300	19,293
Moody’s Corporation	500	38,905
Providian Financial Corporation (a)	1,000	15,550

	Number of Shares or Principal Amount	Value

SLM Corporation	1,500	$67,890
State Street Corporation	1,200	54,060
T. Rowe Price Group Inc.	400	22,308

		759,779

Food, Beverages & Tobacco — 4.82%
Albertson’s Inc.	1,300	29,653
Altria Group Inc.	6,900	334,374
Anheuser-Busch Companies Inc.	2,700	134,865
Archer-Daniels-Midland Company	2,200	42,614
Brown-Forman Corporation (Class B)	400	17,960
Campbell Soup Company	1,400	37,576
Coca-Cola Company	8,100	329,346
Coca-Cola Enterprises Inc.	1,600	33,456
Conagra Inc.	1,800	47,520
Fortune Brands Inc.	500	36,410
General Mills Inc.	1,300	57,525
H.J. Heinz Company	1,200	43,620
Hershey Foods Corporation	800	40,552
Kellogg Company	1,400	60,200
McCormick & Company Inc.	500	17,715
Pepsi Bottling Group Inc.	900	25,236
PepsiCo Inc.	5,700	282,606
Sara Lee Corporation	2,700	62,856
SUPERVALU Inc.	500	14,745
Sysco Corporation	2,200	70,994
Wendy’s International Inc.	400	13,348
Wrigley (William Jr.) Company	800	52,320

		1,785,491

Gaming — 0.11%
International Game Technology	1,200	39,648

Health Care — 0.98%
Aetna Inc.	500	47,500
Anthem Inc. (a)	500	40,200
Bausch & Lomb Inc.	200	12,192
HCA Inc.	1,600	58,768
McKesson Corporation	1,000	26,660
Tenet Healthcare Corporation (a)	1,700	18,224
UnitedHealth Group Inc.	2,200	159,280

		362,824

Hotels & Restaurants — 0.94%
Darden Restaurants Inc.	600	14,700
Hilton Hotels Corporation	1,300	25,870
Marriott International Inc. (Class A)	800	43,592
McDonald’s Corporation	4,200	122,430
Starbucks Corporation (a)	1,300	68,744
Starwood Hotels & Resorts Worldwide Inc.	700	33,411
Yum Brands Inc.	900	39,150

		347,897

Insurance — 3.86%
AFLAC Inc.	1,700	60,996
Allstate Corporation	2,300	110,607

ANNUAL REPORT

Enterprise Strategic Allocation Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

American International Group Inc.	8,700	$528,177
Aon Corporation	1,100	22,451
Chubb Corporation	600	43,278
Cigna Corporation	500	31,730
Cincinnati Financial Corporation	600	25,050
Hartford Financial Services Group Inc.	1,000	58,480
Jefferson-Pilot Corporation	500	24,145
Lincoln National Corporation	600	26,280
Loews Corporation	600	35,940
Marsh & McLennan Companies Inc.	1,700	47,022
MetLife Inc.	2,500	95,875
Principal Financial Group	1,100	41,536
Progressive Corporation	700	65,485
Prudential Financial Inc.	1,700	78,999
SAFECO Corporation	400	18,496
St. Paul Companies Inc.	2,300	78,108
Torchmark Corporation	400	21,608
UnumProvident Corporation	1,100	15,026

		1,429,289

Machinery — 0.46%
Caterpillar Inc.	1,100	88,594
Deere & Company	800	47,824
Pitney Bowes Inc.	800	35,000

		171,418

Manufacturing — 1.83%
3M Company	2,600	201,682
American Standard Companies Inc. (a)	700	25,599
Avery Dennison Corporation	400	24,336
Ball Corporation	400	15,940
Cintas Corporation	600	25,884
Danaher Corporation	1,000	55,130
Dover Corporation	700	27,489
Eaton Corporation	500	31,975
Illinois Tool Works Inc.	1,000	92,280
Ingersoll-Rand Company Ltd.	600	41,064
ITT Industries Inc.	300	24,342
Leggett & Platt Inc.	700	19,691
Molex Inc.	700	20,699
Pall Corporation	500	12,930
Parker-Hannifin Corporation	400	28,252
Stanley Works	300	13,356
W.W. Grainger Inc.	300	17,577

		678,226

Media — 0.89%
Gannett Company Inc.	900	74,655
Time Warner Inc. (a)	15,400	256,256

		330,911

Medical Instruments — 1.75%
Biomet Inc.	900	42,012
Boston Scientific Corporation (a)	2,800	98,840
C.R. Bard Inc.	400	22,720

	Number of Shares or Principal Amount	Value

Fisher Scientific International Inc. (a)	400	$22,944
Guidant Corporation	1,100	73,282
Medtronic Inc.	4,100	209,551
St. Jude Medical Inc. (a)	600	45,942
Stryker Corporation	1,300	56,017
Waters Corporation (a)	400	16,516
Zimmer Holdings Inc. (a)	800	62,072

		649,896

Medical Services — 0.89%
Baxter International Inc.	2,100	64,596
Biogen Idec Inc. (a)	1,100	63,976
Cardinal Health Inc.	1,500	70,125
Health Management Associates Inc. (Class A)	800	16,528
Humana Inc. (a)	600	11,490
IMS Health Inc.	800	16,944
Manor Care Inc.	300	9,822
Quest Diagnostics Inc.	300	26,262
WellPoint Health Networks Inc. (a)	500	48,830

		328,573

Metals & Mining — 0.60%
Alcoa Inc.	2,900	94,250
Freeport McMoRan Copper & Gold (Class B)	600	21,732
Newmont Mining Corporation	1,500	71,280
Nucor Corporation	500	21,115
United States Steel Corporation	400	14,688

		223,065

Misc. Financial Services — 5.30%
Ambac Financial Group Inc.	400	31,224
American Express Company	4,300	228,201
Bear Stearns Companies Inc.	400	37,900
Charles Schwab Corporation	4,700	43,005
Citigroup Inc.	17,400	772,038
Countrywide Financial Corporation	1,900	60,667
Fannie Mae	3,300	231,495
Freddie Mac	2,300	153,180
Janus Capital Group Inc.	900	13,725
MBIA Inc.	500	28,930
Merrill Lynch & Company Inc.	3,200	172,608
Morgan Stanley Dean Witter & Company	3,700	189,033

		1,962,006

Oil Services — 2.60%
Amerada Hess Corporation	300	24,213
Apache Corporation	1,100	55,770
Baker Hughes Inc.	1,200	51,396
BJ Services Company (a)	600	30,600
ConocoPhillips	2,300	193,913
Devon Energy Corporation	800	59,176
El Paso Corporation	2,300	20,562
EOG Resources Inc.	400	26,624
Halliburton Company	1,500	55,560

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Kerr-McGee Corporation	500	$29,610
KeySpan Corporation	600	23,970
Marathon Oil Corporation	1,200	45,732
Nabors Industries Ltd. (a)	500	24,560
Noble Corporation (a)	500	22,840
Occidental Petroleum Corporation	1,300	72,579
Schlumberger Ltd.	2,000	125,880
Sunoco Inc.	300	22,308
Transocean Sedco Forex Inc. (a)	1,100	38,775
Valero Energy Corporation	900	38,673

		962,741

Paper & Forest Products — 0.58%
Georgia-Pacific Group	900	31,131
International Paper Company	1,700	65,467
Louisiana Pacific Corporation	400	9,804
MeadWestvaco Corporation	800	25,224
Plum Creek Timber Company Inc.	700	25,403
Weyerhaeuser Company	900	56,376

		213,405

Pharmaceuticals — 7.26%
Abbott Laboratories	5,200	221,676
Allergan Inc.	500	35,780
AmerisourceBergen Corporation	400	22,016
Bristol Myers Squibb Company	6,500	152,295
Caremark Rx Inc. (a)	1,600	47,952
Eli Lilly & Company	3,800	208,658
Express Scripts Inc. (Class A) (a)	300	19,200
Forest Laboratories Inc. (a)	1,200	53,520
Hospira Inc. (a)	500	15,955
Johnson & Johnson	9,900	577,962
King Pharmaceuticals Inc. (a)	900	9,819
Merck & Company Inc.	7,500	234,825
Mylan Laboratories Inc.	900	15,498
Pfizer Inc.	25,400	735,330
Reynolds American Inc.	500	34,430
Schering-Plough Corporation	5,000	90,550
UST Inc.	600	24,696
Watson Pharmaceuticals Inc. (a)	400	11,212
Wyeth	4,500	178,425

		2,689,799

Printing & Publishing — 0.30%
Donnelley (R. R.) & Sons Company	800	25,160
Lexmark International Group Inc. (a)	400	33,244
McGraw-Hill Companies Inc.	600	51,750

		110,154

Publishing — 0.28%
Dow Jones & Company Inc.	300	13,275
Knight Ridder Inc.	300	20,559
New York Times Company	600	24,030
Tribune Company	1,100	47,520

		105,384

	Number of Shares or Principal Amount	Value

Raw Materials — 0.07%
Phelps Dodge Corporation	300	$26,262

Real Estate — 0.52%
Cendant Corporation	3,500	72,065
Equity Office Properties Trust	1,500	42,180
Equity Residential Properties Trust	1,000	33,350
Simon Property Group Inc.	800	46,656

		194,251

Retail — 7.05%
Autozone Inc. (a)	300	24,543
Bed Bath & Beyond Inc. (a)	1,000	40,790
Best Buy Company Inc.	1,100	65,142
Circuit City Stores Inc.	700	11,375
Coach Inc. (a)	600	27,978
Costco Wholesale Corporation	1,600	76,704
CVS Corporation	1,400	60,844
Dollar General Corporation	1,100	21,175
eBay Inc. (a)	2,200	214,742
Family Dollar Stores Inc.	600	17,730
Federated Department Stores Inc. (a)	600	30,270
Gap Inc.	3,000	59,940
Hasbro Inc.	600	10,614
Home Depot Inc.	7,400	303,992
J. C. Penney Company, Inc.	1,000	34,590
Kohl’s Corporation (a)	1,200	60,912
Limited Brands	1,600	39,648
Lowe’s Companies Inc.	2,600	146,328
May Department Stores Company	1,000	26,060
Nordstrom Inc.	500	21,590
Office Depot Inc. (a)	1,100	17,809
Prologis	700	27,286
Radioshack Corporation	600	17,958
Safeway Inc. (a)	1,600	29,184
Sears Roebuck & Company	700	24,500
Staples Inc.	1,700	50,558
Target Corporation	3,000	150,060
The Kroger Company (a)	2,500	37,775
Tiffany & Company	500	14,665
TJX Companies Inc.	1,600	38,368
Toys R Us Inc. (a)	800	14,408
Wal-Mart Stores Inc.	14,200	765,664
Walgreen Company	3,500	125,615

		2,608,817

Semiconductors — 2.76%
Advanced Micro Devices Inc. (a)	1,200	20,184
Altera Corporation (a)	1,300	29,549
Analog Devices Inc.	1,300	52,338
Applied Materials Inc. (a)	5,700	91,770
Broadcom Corporation (Class A) (a)	1,100	29,755
Intel Corporation	21,600	480,816
LSI Logic Corporation (a)	1,400	6,370
Maxim Integrated Products Inc.	1,100	48,389
Micron Technology Inc. (a)	2,100	25,578

ANNUAL REPORT

Enterprise Strategic Allocation Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

National Semiconductor Corporation (a)	1,200	$20,040
Novellus Systems Inc. (a)	500	12,955
Nvidia Corporation (a)	600	8,682
PMC-Sierra Inc. (a)	600	6,156
Teradyne Inc. (a)	700	11,592
Texas Instruments Inc.	5,800	141,810
Xilinx Inc.	1,200	36,720

		1,022,704

Technology — 0.29%
Agilent Technologies Inc. (a)	1,600	40,096
Jabil Circuit Inc. (a)	700	17,017
Linear Technology Corporation	1,000	37,880
Symbol Technologies Inc.	800	11,752

		106,745

Telecommunications — 3.84%
ADC Telecommunications Inc. (a)	3,000	6,630
Alltel Corporation	1,000	54,930
Andrew Corporation (a)	600	8,388
AT&T Corporation	2,700	46,197
Avaya Inc. (a)	1,500	21,600
BellSouth Corporation	6,100	162,687
Centurytel Inc.	500	16,045
Citizens Communications Company (a)	1,200	16,080
Comverse Technology Inc. (a)	700	14,448
Lucent Technologies Inc. (a)	14,500	51,475
QUALCOMM Inc.	5,500	229,955
Qwest Communications International Inc. (a)	6,200	21,204
SBC Communications Inc.	11,100	280,386
Scientific-Atlanta Inc.	500	13,695
Sprint Corporation	4,900	102,655
Tellabs Inc. (a)	1,400	11,200
Verizon Communications Inc.	9,300	363,630

		1,421,205

Transportation — 0.88%
Burlington Northern Santa Fe Corporation	1,200	50,172
CSX Corporation	800	29,200
FedEx Corporation	1,000	91,120
Norfolk Southern Corporation	1,300	44,135
Ryder System Inc.	200	10,020
Southwest Airlines Company	2,800	44,156
Union Pacific Corporation	900	56,673

		325,476

Utilities — 1.65%
Allegheny Energy Inc. (a)	500	9,155
Ameren Corporation	700	33,600
American Electric Power Inc.	1,400	46,102
Consolidated Edison Inc.	900	39,105
Constellation Energy Group Inc.	600	24,372
Dominion Resources Inc.	1,100	70,752
Edison International	1,100	33,550

	Number of Shares or Principal Amount	Value

FirstEnergy Corporation	1,100	$45,463
FPL Group Inc.	600	41,340
Kinder Morgan Inc.	400	25,748
NiSource Inc.	1,000	21,450
PG&E Corporation (a)	1,400	44,856
PPL Corporation	700	36,400
Public Service Enterprise Group	800	34,072
Sempra Energy	800	26,832
Southern Company	2,500	78,975

		611,772

Waste Management — 0.17%
Allied Waste Industries Inc. (a)	1,100	8,976
Waste Management Inc.	1,900	54,112

		63,088

Wireless Communications — 0.63%
Motorola Inc.	7,900	136,354
Nextel Communications Inc. (Class A) (a)	3,700	98,013

		234,367

Total Domestic Common Stocks
(Identified cost $32,749,605)		35,060,568

Foreign Stocks — 0.82%

Insurance — 0.20%
ACE Ltd.	1,000	38,060
XL Capital Ltd. (Class A)	500	36,250

		74,310

Manufacturing — 0.62%
Cooper Industries Ltd. (Class A)	300	19,170
Tyco International Ltd.	6,700	208,705

		227,875

Total Foreign Stocks
(Identified cost $317,364)		302,185

U.S. Treasury Notes — 4.89%
5.50% due 05/15/09	$1,648,000	1,809,838

Total U.S. Treasury Notes
(Identified cost $1,837,399)		1,809,838

Total Investments
(Identified cost $34,904,368)		$37,172,591

Other Assets Less Liabilities — (0.39)%		(142,751)

Net Assets — 100%		$37,029,840

(a)	Non-income producing security.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Government Securities Fund

SUBADVISER’S COMMENTS

TCW Investment Management Company

Los Angeles, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

TCW Investment Management Company (“TCW”), a wholly owned subsidiary of TCW Group, Inc., is subadviser of the Enterprise Government Securities Fund. TCW manages approximately $94.3 billion for institutional clients.

Investment Objective

The objective of the Enterprise Government Securities Fund is current income and safety of principal.

2004 Performance Review

How did the Fund perform for the ten months ending October 31, 2004?

For the ten-month period ending October 31, 2004, Class A shares of the Fund returned 3.49%. The Fund outperformed its benchmark, the Lehman Brothers Intermediate Government Bond Index, which returned 2.74%. The Fund outperformed its peer group, the Lipper General U.S. Government Bond Funds Index, which returned 3.34%.

ANNUAL REPORT

Enterprise Government Securities Fund

SUBADVISER’S COMMENTS — (Continued)

Average Annual Total Returns - Periods ending October 31, 2004

Class A	1-Year	5-Year	10-Year	Class B	1-Year	5-Year	05/01/95- 10/31/04
With Sales Charge	-0.53%	5.46%	6.83%	With Sales Charge	-1.14%	5.57%	6.38%
Without Sales Charge	4.42%	6.48%	7.35%	Without Sales Charge	3.86%	5.89%	6.38%
Lehman Brothers Intermediate Government Bond Index*	3.54%	6.60%	6.78%	Lehman Brothers Intermediate Government Bond Index*	3.54%	6.60%	6.57%
Lipper General US Government Funds Index*	4.36%	6.49%	6.61%	Lipper General US Government Funds Index*	4.36%	6.49%	6.28%

Class C	1-Year	5-Year	05/01/97- 10/31/04	Class Y	1-Year	5-Year	07/31/97- 10/31/04**
With Sales Charge	2.86%	5.88%	5.78%	Average Annual Return	4.97%	6.96%	6.42%
Without Sales Charge Lehman Brothers Intermediate Government Bond Index* Lipper General US Government Funds Index*	3.86% 3.54% 4.36%	5.88% 6.60% 6.49%	5.78% 6.49% 6.19%	Lehman Brothers Intermediate Government Bond Index* Lipper General US Government Funds Index*	3.54% 4.36%	6.60% 6.49%	6.21% 5.72%

Average Annual Total Returns - Periods ending September 30, 2004

Class A	1-Year	5-Year	10-Year	Class B	1-Year	5-Year	05/01/95- 09/30/04
With Sales Charge	-2.02%	5.31%	6.71%	With Sales Charge	-2.63%	5.41%	6.35%
Without Sales Charge	2.88%	6.35%	7.23%	Without Sales Charge	2.32%	5.73%	6.35%
Lehman Brothers Intermediate Government Bond Index*	1.91%	6.51%	6.72%	Lehman Brothers Intermediate Government Bond Index*	1.91%	6.51%	6.57%
Lipper General US Government Funds Index*	2.50%	6.37%	6.50%	Lipper General US Government Funds Index*	2.50%	6.37%	6.26%

Class C	1-Year	5-Year	05/01/97- 09/30/04	Class Y	1-Year	5-Year	07/31/97- 09/30/04**
With Sales Charge	1.33%	5.73%	5.75%	Average Annual Return	3.34%	6.79%	6.36%
Without Sales Charge Lehman Brothers Intermediate Government Bond Index* Lipper General US Government Funds Index*	2.32% 1.91% 2.50%	5.73% 6.51% 6.37%	5.75% 6.48% 6.17%	Lehman Brothers Intermediate Government Bond Index* Lipper General US Government Funds Index*	1.91% 2.50%	6.51% 6.37%	6.20% 5.69%

The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. The data shown represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data shown. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5.00%. If Class C shares are redeemed within 12 months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class C share performance does not reflect the front-end sales charge of 1.00% in effect until May 3, 2004. The returns for an investor that paid the front-end sales charge would be lower than the performance shown. Investors may obtain performance data current to the most recent month-end at www.enterprisefunds.com.

*The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of all publicly held US Treasury, government agency, quasi-federal corporate, and corporate debt guaranteed by the US government with maturities of 1 to 9.99 years. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper General US Government Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper US Government Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

The inception returns in the Class B Category for the Lehman Brothers Intermediate Government Bond Index and the Lipper General US Government Funds Index reflect the average annual returns from 4/30/1995 to 10/31/2004.

The inception returns in the Class C Category for the Lehman Brothers Intermediate Government Bond Index and the Lipper General US Government Funds Index reflect the average annual returns from 4/30/1997 to 10/31/2004.

**Since inception, 7/17/97, the average annual return for Class Y shares is 6.49% as of 10/31/04 and 6.44% as of 9/30/04.

How would you describe the investment environment during the period?

Yields on short maturities have risen since the beginning of the period in anticipation of the Fed’s rate increases, but yields on long maturities have declined due to economic weakness, moderating inflationary pressures and record high oil prices. As was widely expected, the Fed raised its target rate by 0.25% in June, and then again in August and September, attributing the slowdown in economic growth to the increase in energy prices. Three and six-month Treasury bill rates closed at 1.89% and 2.12% on October 29, up 1.00% and 1.11%, respectively, since the beginning of January. Further out on the curve, the benchmark 10-year U.S. Treasury closed at 4.02%, down 0.36% since the beginning of the period, and down 0.85% from its mid-June peak of 4.87%.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Government Securities Fund

SUBADVISER’S COMMENTS — (Continued)

The decline in long-term rates over the summer surprised many investors who had positioned themselves for a bear market at the beginning of the period. Increased investor comfort with the Fed’s measured pace of rate hikes and strong foreign demand for U.S. Treasuries as well as ongoing terrorist concerns supported the bond market rally. Improving inflation figures also kept rates low as price increases in most goods and services moderated even though crude oil closed above $55 a barrel in October. Continued softness in the labor market and other areas of the economy and stock market drove rates lower as well. Employment gains were well below expectations and third quarter GDP rose to 3.7%, slightly above the second quarter, but below the first quarter’s rate of 4.5%. Activity in the housing sector remained robust for most of the period, with existing home sales and new home sales remaining at or close to record levels for much of the summer.

In late September, the Office of Federal Housing Enterprise Oversight (OFHEO) released a report of accounting irregularities and earnings manipulation at Fannie Mae. Fannie Mae responded quickly by agreeing to implement changes in its accounting and management practices. Prices of Fannie Mae debentures and the equity declined following the release of the OFHEO report but bounced back after Fannie Mae agreed to address the inadequacies by increasing capital surplus, appointing an independent risk officer and implementing additional changes to improve managerial oversight. Prices of mortgage-backed securities were largely unaffected by these headlines, although some dealers reported renewed demand for Ginnie Mae pass-throughs. Fannie Mae is currently under investigation by the Justice Department for accounting fraud.

What strategies affected Fund performance during the period?

The Fund’s investment strategy has not changed from previous quarters. The Fund continues to emphasize certain types of mortgage loans and security structures as a means of minimizing portfolio exposure to prepayment rate risk and capturing the excess return of the mortgage sector. The Fund focuses on securities that have more call protection and/or less extension risk than the generic mortgage market.

Although government securities may be guaranteed as to the timely payment of principal and interest, Fund shares are not insured and their value will fluctuate based on market conditions.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ANNUAL REPORT

Enterprise Government Securities Fund

EXPENSE INFORMATION

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/01/04	Annualized Expense Ratio For the Period	Ending Account Value 10/31/04	Expenses Paid During the Period*

Based on actual return
Class A	$1,000.00	1.52%	$1,009.83	$7.70
Class B	1,000.00	2.07%	1,004.74	10.46
Class C	1,000.00	2.07%	1,004.74	10.46
Class Y	1,000.00	1.07%	1,014.42	5.43

Based on assumed 5% return
Class A	1,000.00	1.52%	1,017.54	7.73
Class B	1,000.00	2.07%	1,014.77	10.51
Class C	1,000.00	2.07%	1,014.77	10.51
Class Y	1,000.00	1.07%	1,019.81	5.45

*	Expenses are equal to the Fund’s annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 366 to reflect the one-half year period.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Government Securities Fund

ANNUAL REPORT

Enterprise Government Securities Fund

PORTFOLIO OF INVESTMENTS

October 31, 2004

	Number of Shares or Principal Amount	Value

U.S. Government Agency Obligations — 94.22%

Fannie Mae — 37.69%
5.50%, due 01/01/09	$299,446	$310,938
6.50%, due 02/01/09	16,706	17,651
5.50%, due 06/01/09	511,972	535,202
7.00%, due 03/01/14	198,604	212,770
8.00%, due 11/01/16	942,641	1,031,255
6.50%, due 08/01/19	1,045,680	1,105,731
9.50%, due 08/01/20	61,041	68,916
9.50%, due 10/01/20	174,846	197,403
5.50%, due 02/01/23	6,089,584	6,256,133
6.00%, due 11/01/28	951,652	989,303
6.00%, due 11/01/28	1,313,669	1,365,643
7.00%, due 11/01/30	215,276	228,837
5.66%, due 06/01/32 (v)	2,113,962	2,190,629
4.67%, due 11/01/32 (v)	4,089,597	4,122,396
4.81%, due 12/01/32 (v)	3,820,493	3,857,949
4.54%, due 02/01/33 (v)	7,210,461	7,263,348
4.41%, due 04/01/33 (v)	5,083,200	5,098,288
4.12%, due 04/01/33 (v)	7,372,428	7,341,573
4.24%, due 05/01/33 (v)	8,568,814	8,630,787
4.22%, due 05/01/33 (v)	9,365,880	9,426,277
5.50%, due 07/01/33	8,449,302	8,596,516
4.50%, due 09/01/33	6,584,620	6,403,769
4.10%, due 10/01/33 (v)	11,803,225	11,721,709

		86,973,023

Freddie Mac Participation Certificates — 0.54%
7.00%, due 09/01/17	107,022	114,392
7.00%, due 10/01/17	105,933	113,228
10.00%, due 10/01/18	140,934	157,657
10.00%, due 07/01/20	273,737	307,190
10.00%, due 10/01/20	189,314	212,705
9.00%, due 10/01/22	304,608	343,298

		1,248,470

Federal Home Loan Banks — 6.52%
4.50%, due 05/01/19	10,421,837	10,461,570
6.50%, due 07/01/21	865,296	914,134
4.86%, due 11/01/32 (v)	3,592,071	3,672,146

		15,047,850

Ginnie Mae — 49.47%
9.00%, due 08/15/16	1,284	1,442
7.00%, due 12/15/27	650,716	696,179
6.50%, due 08/15/28	137,790	146,135
6.00%, due 01/15/29	1,008,797	1,052,742
7.00%, due 06/15/29	274,767	293,480
7.00%, due 10/15/29	600,820	641,740
3.00%, due 03/20/32 (v)	1,825,752	1,827,105

	Number of Shares or Principal Amount	Value

5.50%, due 12/15/32	$771,328	$791,314
5.50%, due 12/15/32	11,346,604	11,640,617
5.00%, due 05/15/33	13,002,191	13,077,472
5.00%, due 05/15/33	7,141,663	7,183,012
5.00%, due 06/15/33	5,000,000	5,028,949
5.00%, due 06/15/33	8,550,949	8,600,457
5.00%, due 07/15/33	39,048,927	39,275,013
5.00%, due 09/15/33	5,850,871	5,884,747
5.00%, due 03/15/34	10,000,001	10,047,462
5.50%, due 06/15/34	7,788,753	7,981,494

		114,169,360

Total U.S. Government Agency Obligations
(Identified cost $213,615,729)		217,438,703

Collateralized Mortgage Obligations — 2.46%
GNMA Series 2002-42 (REMIC) Trust Class KZ 6.00%, due 06/16/32	5,404,401	5,589,585
PNC Mortgage Securities Corporation 6.25%, due 02/25/14	99,185	99,065

Total Collateralized Mortgage Obligations
(Identified cost $4,992,944)		5,688,650

Repurchase Agreements — 3.06%
State Street Bank & Trust Repurchase Agreement 1.45%, due 11/01/04 Proceeds $7,070,854 Collateral: U.S. Treasury Bond $4,465,000, 11.25% due 02/15/15, Value $7,323,025	7,070,000	7,070,000

Total Repurchase Agreements
(Identified cost $7,070,000)		7,070,000

Total Investments
(Identified cost $225,678,673)		230,197,353

Other Assets Less Liabilities — 0.26%		592,066

Net Assets — 100%		$230,789,419

(v)	Variable interest rate security; interest rate is as of October 31, 2004.
(REMIC)	Real Estate Mortgage Investment Conduit.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund

SUBADVISER’S COMMENTS

Caywood-Scholl Capital Management

San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Caywood-Scholl Capital Management (“Caywood-Scholl”) is subadviser to the Enterprise High-Yield Bond Fund. Caywood-Scholl manages approximately $1.8 billion for institutional clients.

Investment Objective

The objective of the Enterprise High-Yield Bond Fund is maximum current income.

2004 Performance Review

How did the Fund perform for the ten months ending October 31, 2004?

For the ten-month period ending October 31, 2004, Class A shares of the Fund returned 7.28%. The Fund underperformed its benchmark, the Lehman Brothers High Yield Bond Index, which returned 8.19%. The Fund outperformed its peer group, the Lipper High Current Yield Bond Funds Index, which returned 7.18%.

ANNUAL REPORT

Enterprise High-Yield Bond Fund

SUBADVISER’S COMMENTS — (Continued)

Average Annual Total Returns - Periods ending October 31, 2004

Class A	1-Year	5-Year	10-Year	Class B	1-Year	5-Year	05/01/95- 10/31/04
With Sales Charge	5.23%	5.16%	7.02%	With Sales Charge	4.88%	5.29%	6.69%
Without Sales Charge	10.48%	6.19%	7.54%	Without Sales Charge	9.88%	5.59%	6.69%
Lehman Brothers High Yield Bond Index*	12.32%	6.89%	7.79%	Lehman Brothers High Yield Bond Index*	12.32%	6.89%	7.33%
Lipper High Current Yield Bond Funds Index*	11.11%	3.99%	6.24%	Lipper High Current Yield Bond Funds Index*	11.11%	3.99%	5.91%

Class C	1-Year	5-Year	05/01/97- 10/31/04	Class Y	1-Year	5-Year	07/31/97- 10/31/04**
With Sales Charge	8.88%	5.56%	5.46%	Average Annual Return	10.97%	6.69%	5.80%
Without Sales Charge	9.88%	5.56%	5.46%	Lehman Brothers High Yield Bond Index*	12.32%	6.89%	5.51%
Lehman Brothers High Yield Bond Index*	12.32%	6.89%	6.19%	Lipper High Current Yield Bond Funds Index*	11.11%	3.99%	3.56%
Lipper High Current Yield Bond Funds Index*	11.11%	3.99%	4.40%

Average Annual Total Returns - Periods ending September 30, 2004

Class A	1-Year	5-Year	10-Year	Class B	1-Year	5-Year	05/01/95- 09/30/04
With Sales Charge	5.36%	4.90%	6.86%	With Sales Charge	4.86%	5.02%	6.56%
Without Sales Charge	10.57%	5.92%	7.38%	Without Sales Charge	9.86%	5.32%	6.56%
Lehman Brothers High Yield Bond Index*	12.55%	6.36%	7.62%	Lehman Brothers High Yield Bond Index*	12.55%	6.36%	7.20%
Lipper High Current Yield Bond Funds Index*	11.62%	3.57%	6.05%	Lipper High Current Yield Bond Funds Index*	11.62%	3.57%	5.77%

Class C	1-Year	5-Year	05/01/97- 09/30/04	Class Y	1-Year	5-Year	07/31/97- 09/30/04**
With Sales Charge	8.97%	5.31%	5.30%	Average Annual Return	10.95%	6.39%	5.61%
Without Sales Charge	9.97%	5.31%	5.30%	Lehman Brothers High Yield Bond Index*
Lehman Brothers High Yield Bond Index*					12.55%	6.36%	5.31%
	12.55%	6.36%	6.02%	Lipper High Current Yield Bond Funds Index*
Lipper High Current Yield Bond Funds Index*					11.62%	3.57%	3.35%
	11.62%	3.57%	4.20%

The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. The data shown represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data shown. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5.00%. If Class C shares are redeemed within 12 months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class C share performance does not reflect the front-end sales charge of 1.00% in effect until May 3, 2004. The returns for an investor that paid the front-end sales charge would be lower than the performance shown. Investors may obtain performance data current to the most recent month-end at www.enterprisefunds.com.

*Lehman Brothers High Yield Bond Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeros, step-up coupon structures, and 144-A’s are also included. The index includes both corporate and non-corporate sectors. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper High Current Yield Bond Funds Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper High Current Yield Bond Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses.

The inception returns in the Class B Category for the Lehman Brothers High Yield Bond Index and the Lipper High Current Yield Bond Funds Index reflect the average annual returns from 4/30/1995 to 10/31/04.

The inception returns in the Class C Category for the Lehman Brothers High Yield Bond Index and the Lipper High Current Yield Bond Funds Index reflect the average annual returns from 4/30/1997 to 10/31/04.

**Since inception, 7/25/97, the average annual return for Class Y shares is 5.90% as of 10/31/04 and 5.72% as of 9/30/04.

How would you describe the investment environment during the period?

The high-yield market has enjoyed the benefits of good relative performance in 2004. As a result, we have seen increased participation from cross-over fixed-income buyers, which has been more than adequate to absorb a portion of the selling that occurred earlier in the period as some of the non-dedicated high-yield investors took their 2003 profits.

Through 2004 to date we have seen two distinct return trends. In the period of January through May the high-yield market returned -0.07% according to the Lehman Brothers High-Yield Bond Index. The negative performance of this

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund

SUBADVISER’S COMMENTS — (Continued)

period was due to various factors, including a high level of mutual fund outflows as investors took the gains registered from an outstanding 2003, concern on the progression of the Iraq war, and rising U.S. Treasury interest rates.

The returns for the period of June through October painted a different picture as the market returned 8.27%. While it is difficult to pinpoint any one specific catalyst that drove these returns, there appear to be multiple factors supporting the high-yield market. First, among the variables is the high degree of confidence in the current credit cycle sustaining itself through mid-2005 at a minimum. Many non-traditional buyers have been aggressively pursuing high-yield backed by the belief that the overwhelming liquidity enjoyed by the capital markets greatly diminishes credit risk. Secondly, the lack of opportunity in other fixed-income markets has stimulated demand. The resulting demand has created a technical imbalance in high-yield. The market’s typical response to such an imbalance is an increase in supply, however, to date the primary market has not adequately responded. Instead, we have seen decreased supply from the three traditional sources: refinancing, mergers and acquisitions (including LBOs), and capital expenditures. Refinancing activity has decreased in the last several months as much of this form of financing was conducted earlier in the cycle. M&A/LBO activity has been light for many reasons, and lastly, leveraged companies, like most of corporate America, have been investing back into their businesses in an anemic fashion.

What strategies affected Fund performance during the period?

The Fund’s commitment to investing in the best relative value names yielded positive results during the period. The majority of new investments came from the new issue calendar as we found those companies coming to market typically had better risk/return profiles versus the secondary market. Avoiding the airline sector and maintaining overweight positions in the textile/apparel, steel, and consumer products sectors had a positive impact on the Fund’s performance. The shorter duration stance versus the benchmark throughout the period hurt as the longer duration bonds outperformed.

What changes were made to the Fund over the period?

There were no significant changes made to the Fund during the ten-month period.

There are specific risks associated with the types of bonds held in the Fund, which include defaults by the issuer, market valuation, and interest rate sensitivity.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ANNUAL REPORT

Enterprise High-Yield Bond Fund

EXPENSE INFORMATION

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/01/04	Annualized Expense Ratio For the Period	Ending Account Value 10/31/04	Expenses Paid During the Period*

Based on actual return
Class A	$1,000.00	1.40%	$1,029.44	$7.16
Class B	1,000.00	1.95%	1,024.25	9.95
Class C	1,000.00	1.95%	1,024.25	9.95
Class Y	1,000.00	0.95%	1,033.72	4.87

Based on assumed 5% return
Class A	1,000.00	1.40%	1,018.15	7.12
Class B	1,000.00	1.95%	1,015.38	9.91
Class C	1,000.00	1.95%	1,015.38	9.91
Class Y	1,000.00	0.95%	1,020.42	4.84

*	Expenses are equal to the Fund’s annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 366 to reflect the one-half year period.

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund

ANNUAL REPORT

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS

October 31, 2004

	Number of Shares or Principal Amount	Value

Domestic Corporate Bonds — 91.44%

Advertising — 0.55%
RH Donnelley Finance Corporation 10.875%, due 12/15/12	$1,150,000	$1,405,875

Aerospace — 1.22%
Argo Tech Corporation 9.25%, due 06/01/11 (144A)	1,275,000	1,389,750
Esterline Technologies Corporation 7.75%, due 06/15/13	650,000	700,375
Titan Corporation 8.00%, due 05/15/11	975,000	1,028,625

		3,118,750

Apparel & Textiles — 2.43%
Fruit of the Loom Inc. 8.875%, due 04/15/06 (b)(d)(m)	300,000	—
Invista 9.25%, due 05/01/12 (144A)	800,000	880,000
Perry Ellis International Inc. 8.875%, due 09/15/13	1,600,000	1,712,000
Phillips Van Heusen Corporation 7.25%, due 02/15/11	1,650,000	1,728,375
Phillips Van-Heusen Corporation 8.125%, due 05/01/13	325,000	352,625
Sealy Mattress Company 8.25%, due 06/15/14	1,450,000	1,533,375

		6,206,375

Automotive — 1.88%
Adesa Inc. 7.625%, due 06/15/12	125,000	130,625
Autonation Inc. 9.00%, due 08/01/08	950,000	1,092,500
Navistar International Corporation 9.375%, due 06/01/06	650,000	702,000
TRW Automotive Acquisition 9.375%, due 02/15/13	1,972,000	2,267,800
United Rentals North America Inc. 6.50%, due 02/15/12	625,000	618,750

		4,811,675

Banking — 0.36%
Western Financial Bank 9.625%, due 05/15/12	800,000	912,000

Broadcasting — 0.86%
Echostar DBS Corporation 9.125%, due 01/15/09	471,000	525,165
Sinclair Broadcast Group Inc. 8.75%, due 12/15/11	1,525,000	1,662,250

		2,187,415

Building & Construction — 2.99%
Ainsworth Lumber Company 7.25%, due 10/01/12 (144A)	650,000	658,125
Building Materials Corporation America 7.75%, due 07/15/05	375,000	380,625
Corrections Corporation of America 7.50%, due 05/01/11	900,000	973,125

	Number of Shares or Principal Amount	Value

Integrated Electrical Services 9.375%, due 02/01/09 (144A)	$860,000	$728,850
Nortek Inc. 8.50%, due 09/01/14 (144A)	750,000	795,000
Ply Gem Industries Inc. 9.00%, due 02/15/12 (144A)	65,000	64,837
Riverside Forest Products Ltd. 7.875%, due 03/01/14	700,000	745,500
Texas Industries Inc. 10.25%, due 06/15/11	2,025,000	2,328,750
U.S. Concrete Inc. 8.375%, due 04/01/14	900,000	961,875

		7,636,687

Business Services — 2.46%
Buhrmann U.S. Inc. 8.25%, due 07/01/14 (144A)	1,550,000	1,538,375
Riddell Bell Holdings Inc. 8.375%, due 10/01/12 (144A)	1,250,000	1,290,625
Xerox Corporation 9.75%, due 01/15/09	775,000	908,687
Xerox Corporation 7.125%, due 06/15/10	375,000	405,938
Xerox Corporation 7.625%, due 06/15/13	200,000	220,000
Xerox Corporation 7.20%, due 04/01/16	1,825,000	1,920,812

		6,284,437

Cable — 3.46%
Adelphia Communications Corporation 8.375%, due 02/01/08 (b)	250,000	211,250
Adelphia Communications Corporation 7.75%, due 01/15/09 (b)	50,000	41,875
Adelphia Communications Corporation 7.875%, due 05/01/09 (b)	250,000	205,633
Adelphia Communications Corporation 9.375%, due 11/15/09 (b)	600,000	525,000
Adelphia Communications Corporation 10.875%, due 10/01/10 (b)	250,000	218,125
Cablevision Systems Corporation 8.00%, due 04/15/12 (144A)	350,000	376,250
CCO Holdings 8.75%, due 11/15/13	250,000	249,375
CSC Holdings Inc. 7.25%, due 07/15/08	200,000	212,250
CSC Holdings Inc. (Series B) 8.125%, due 07/15/09	1,200,000	1,320,000
CSC Holdings Inc. (Series B) 7.625%, due 04/01/11	1,575,000	1,712,812
DIRECTV Holdings 8.375%, due 03/15/13	1,025,000	1,168,500

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Echostar DBS Corporation 6.375%, due 10/01/11	$550,000	$569,937
Echostar DBS Corporation 6.625%, due 10/01/14 (144A)	1,050,000	1,073,625
General Cable Corporation 9.50%, due 11/15/10	150,000	169,500
Mediacom LLC/Mediacom Capital Company 9.50%, due 01/15/13	800,000	784,000

		8,838,132

Chemicals — 2.96%
Equistar Chemicals 10.625%, due 05/01/11	900,000	1,039,500
FMC Corporation 10.25%, due 11/01/09	1,050,000	1,218,000
Hercules Inc. 6.75%, due 10/15/29	1,500,000	1,530,000
Huntsman International 9.875%, due 03/01/09	225,000	249,750
Innophos Inc. 8.875%, due 08/15/14 (144A)	450,000	484,875
Nalco Company 7.75%, due 11/15/11	900,000	974,250
Nalco Company 8.875%, due 11/15/13	500,000	548,125
Nova Chemicals Corporation 6.50%, due 01/15/12	600,000	631,500
PCI Chemicals Canada Company 10.00%, due 12/31/08	253,742	261,354
Pioneer Americas Inc. 5.475%, due 12/31/06 (v)	80,412	80,814
Westlake Chemical Corporation 8.75%, due 07/15/11	468,000	527,670

		7,545,838

Consumer Products — 1.79%
Central Garden & Pet Company 9.125%, due 02/01/13	2,150,000	2,386,500
Chattem Inc. 7.00%, due 03/01/14	475,000	488,062
Elizabeth Arden Inc. 7.75%, due 01/15/14	1,600,000	1,706,000

		4,580,562

Consumer Services — 1.69%
Alderwoods Group Inc. 7.75%, due 09/15/12 (144A)	1,425,000	1,539,000
Johnson Diversey Holdings Inc. 0%/10.67%, due 05/15/13 (c)	225,000	192,375
Johnson Diversey Inc. 9.625%, due 05/15/12 (144A)	1,475,000	1,659,375
Service Corporation International 6.75%, due 04/01/16	900,000	927,000

		4,317,750

Containers/Packaging — 1.47%
Ball Corporation 6.875%, due 12/15/12	50,000	54,500
Owens Illinois Inc. 8.10%, due 05/15/07	350,000	371,000

	Number of Shares or Principal Amount	Value

Owens Illinois Inc. 7.35%, due 05/15/08	$1,025,000	$1,071,125
Owens Illinois Inc. 7.50%, due 05/15/10	475,000	496,375
Owens-Brockway Glass Container 8.75%, due 11/15/12	1,175,000	1,324,813
Stone Container 7.375%, due 07/15/14 (144A)	400,000	427,000

		3,744,813

Electrical Equipment — 0.51%
BRL Universal Equipment 8.875%, due 02/15/08	1,225,000	1,292,375

Electronics — 0.23%
Amkor Technology Inc. 7.125%, due 03/15/11	50,000	43,125
Thomas & Betts Corporation 7.25%, due 06/01/13	500,000	544,229

		587,354

Energy — 5.12%
CMS Energy Corporation 9.875%, due 10/15/07	650,000	729,625
CMS Energy Corporation 8.90%, due 07/15/08	600,000	669,000
CMS Energy Corporation 7.50%, due 01/15/09	675,000	723,937
CMS Energy Corporation 7.75%, due 08/01/10	775,000	848,625
El Paso Corporation 7.00%, due 05/15/11	625,000	628,125
El Paso Corporation 7.875%, due 06/15/12	1,125,000	1,172,813
MSW Energy Holdings 8.50%, due 09/01/10	1,675,000	1,834,125
NRG Energy Inc. 8.00%, due 12/15/13 (144A)	2,800,000	3,083,500
Peabody Energy Corporation 6.875%, due 03/15/13	250,000	274,375
Reliant Resources Inc. 9.25%, due 07/15/10	1,150,000	1,276,500
Reliant Resources Inc. 9.50%, due 07/15/13	450,000	506,250
Teco Energy Inc. 7.50%, due 06/15/10	1,200,000	1,320,000

		13,066,875

Entertainment & Leisure — 1.12%
American Casino & Entertainment 7.85%, due 02/01/12 (144A)	1,125,000	1,209,375
Mohegan Tribal Gaming Authority 6.375%, due 07/15/09	875,000	916,563
Seneca Gaming Corporation 7.25%, due 05/01/12	700,000	738,500

		2,864,438

ANNUAL REPORT

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Finance — 2.85%
BCP Caylux Holdings Luxembourg 9.625%, due 06/15/14 (144A)	$1,600,000	$1,792,000
Dollar Financial Group Inc. 9.75%, due 11/15/11	1,900,000	2,028,250
Refco Finance Holdings 9.00%, due 08/01/12 (144A)	1,550,000	1,674,000
Thornburg Mortgage Inc. 8.00%, due 05/15/13	1,700,000	1,785,000

		7,279,250

Food, Beverages & Tobacco — 4.20%
Canandaigua Brands Inc. 8.625%, due 08/01/06	550,000	596,063
Chiquita Brands International Inc. 7.50%, due 11/01/14 (144A)	900,000	922,500
Cott Beverages Inc. 8.00%, due 12/15/11	450,000	491,625
Delhaize America Inc. 7.375%, due 04/15/06	300,000	316,848
Delhaize America Inc. 8.125%, due 04/15/11	525,000	604,865
Dole Food Inc. 8.625%, due 05/01/09	1,300,000	1,439,750
Ingles Markets Inc. 8.875%, due 12/01/11	2,250,000	2,430,000
NBTY Inc. (Series B) 8.625%, due 09/15/07	1,000,000	1,010,000
Pilgrims Pride Corporation 9.25%, due 11/15/13	625,000	696,875
Smithfield Foods Inc. 7.625%, due 02/15/08 (o)	1,480,000	1,579,900
Stater Brothers Holdings Inc. 8.125%, due 06/15/12	600,000	636,000

		10,724,426

Health Care — 0.84%
Columbia/HCA Healthcare Corporation 7.25%, due 05/20/08	150,000	159,669
Healthsouth Corporation 8.50%, due 02/01/08	725,000	739,500
Healthsouth Corporation 7.625%, due 06/01/12	825,000	800,250
Vicar Operating Inc. 9.875%, due 12/01/09	400,000	443,000

		2,142,419

Hotels & Restaurants — 8.16%
Boyd Gaming Corporation 7.75%, due 12/15/12	1,500,000	1,653,750
Felcor Lodging 9.50%, due 09/15/08	227,000	238,350
Felcor Lodging 8.50%, due 06/01/11	1,300,000	1,462,500
HMH Properties Inc. 7.875%, due 08/01/08	17,000	17,468

	Number of Shares or Principal Amount	Value

Host Marriott 9.50%, due 01/15/07	$1,200,000	$1,332,000
Host Marriott 7.00%, due 08/15/12 (144A)	250,000	270,000
Host Marriott 7.125%, due 11/01/13	1,000,000	1,080,000
Intrawest Corporation 7.50%, due 10/15/13 (144A)	850,000	909,500
ITT Corporation 6.75%, due 11/15/05	150,000	154,500
John Q. Hammons Hotels 8.875%, due 05/15/12	600,000	690,000
La Quinta Properties Inc. 7.00%, due 08/15/12	600,000	644,250
Mandalay Resort Group 10.25%, due 08/01/07	1,625,000	1,852,500
Meristar Hospitality Operating 9.125%, due 01/15/11	925,000	985,125
MGM Grand Inc. 9.75%, due 06/01/07	1,175,000	1,321,875
MGM Mirage Inc. 6.00%, due 10/01/09 (144A)	600,000	621,000
MGM Mirage Inc. 8.50%, due 09/15/10	1,100,000	1,265,000
Mirage Resorts Inc. 6.75%, due 08/01/07	550,000	582,312
Park Place Entertainment Corporation 9.375%, due 02/15/07	550,000	614,625
Park Place Entertainment Corporation 7.875%, due 03/15/10	850,000	974,312
Park Place Entertainment Corporation 8.125%, due 05/15/11	1,600,000	1,870,000
Starwood Hotels & Resorts 7.375%, due 05/01/07	400,000	430,500
Starwood Hotels & Resorts 7.875%, due 05/01/12	1,600,000	1,876,000

		20,845,567

Machinery — 3.61%
Briggs & Stratton Corporation 8.875%, due 03/15/11	1,800,000	2,169,000
Case New Holland Inc. 9.25%, due 08/01/11 (144A)	2,400,000	2,736,000
Dresser-Rand Group Inc. 7.375%, due 11/01/14 (144A)	550,000	576,125
Flowserve Corporation 12.25%, due 08/15/10	1,683,000	1,889,167
Teekay Shipping Corporation 8.875%, due 07/15/11	1,600,000	1,842,000

		9,212,292

Manufacturing — 1.45%
Rayovac Corporation 8.50%, due 10/01/13	1,925,000	2,112,688

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Trinity Industries Inc. 6.50%, due 03/15/14	$1,350,000	$1,343,250
United States Steel Corporation 10.75%, due 08/01/08	211,000	250,035

		3,705,973

Media — 2.47%
American Media Operations Inc. 8.875%, due 01/15/11	1,125,000	1,198,125
Corus Entertainment Inc. 8.75%, due 03/01/12	2,550,000	2,843,250
Emmis Operation Company 6.875%, due 05/15/12	850,000	892,500
Imax Corporation 9.625%, due 12/01/10 (144A)	1,350,000	1,370,250

		6,304,125

Medical Instruments — 1.18%
Fisher Scientific International Inc. 8.125%, due 05/01/12	1,520,000	1,694,800
Medex Inc. 8.875%, due 05/15/13	1,200,000	1,308,000

		3,002,800

Medical Services — 1.72%
AmerisourceBergen Corporation 8.125%, due 09/01/08	650,000	715,000
Beverly Enterprises Inc. 7.875%, due 06/15/14 (144A)	275,000	294,594
Iasis Healthcare 8.75%, due 06/15/14 (144A)	800,000	860,000
NDCHealth Corporation 10.50%, due 12/01/12	1,100,000	1,166,000
U.S. Oncology Inc. 9.00%, due 08/15/12 (144A)	1,250,000	1,350,000

		4,385,594

Metals & Mining — 4.07%
Alaska Steel Corporation 7.875%, due 02/15/09	800,000	812,000
Alaska Steel Corporation 7.75%, due 06/15/12	250,000	253,125
ANR Pipeline Company 8.875%, due 03/15/10	375,000	420,937
Dresser Inc. 9.375%, due 04/15/11	1,950,000	2,164,500
International Steel Group Inc. 6.50%, due 04/15/14	250,000	267,500
Ispat Inland 9.75%, due 04/01/14	1,300,000	1,579,500
Southern Natural Gas Company 8.875%, due 03/15/10	1,075,000	1,210,719
Steel Dynamics Inc. 9.50%, due 03/15/09	1,325,000	1,465,781
Williams Companies Inc. 7.125%, due 09/01/11	1,975,000	2,212,000

		10,386,062

Misc. Financial Services — 0.20%
Ucar Finance Inc. 10.25%, due 02/15/12	450,000	513,000

	Number of Shares or Principal Amount	Value

Oil Services — 3.43%
Chesapeake Energy Corporation 8.375%, due 11/01/08	$550,000	$599,500
Chesapeake Energy Corporation 8.125%, due 04/01/11	650,000	711,750
CITGO Petroleum Corp 6.00%, due 10/15/11	725,000	737,688
Ferrellgas Partner 8.75%, due 06/15/12	850,000	924,375
Foundation PA Coal Company 7.25%, due 08/01/14 (144A)	275,000	293,906
Grant Prideco Inc. 9.625%, due 12/01/07	575,000	649,750
Grant Prideco Inc. 9.00%, due 12/15/09	200,000	224,500
Hanover Compressor Company Zero Coupon/11.00%, due 03/31/07 (e)	400,000	340,000
Hanover Equipment Test 8.75%, due 09/01/11	2,150,000	2,375,750
Key Energy Services Inc. 8.375%, due 03/01/08	650,000	685,750
Massey Energy Company 6.625%, due 11/15/10	900,000	938,250
Universal Compression Inc. 7.25%, due 05/15/10	250,000	267,500

		8,748,719

Paper & Forest Products — 1.97%
Buckeye Technologies Inc. 8.00%, due 10/15/10	80,000	81,600
Georgia Pacific Corporation 8.875%, due 02/01/10	400,000	471,000
Georgia Pacific Corporation 8.125%, due 05/15/11	1,450,000	1,692,875
Georgia Pacific Corporation 9.50%, due 12/01/11	1,700,000	2,116,500
Tembec Industries Inc. 7.75%, due 03/15/12	675,000	661,500

		5,023,475

Paper Products — 1.13%
Bowater Inc. 6.50%, due 06/15/13	800,000	802,068
Buckeye Technologies Inc. 8.50%, due 10/01/13	1,100,000	1,215,500
Newark Group Inc. 9.75%, due 03/15/14 (144A)	825,000	858,000

		2,875,568

Pharmaceuticals — 0.84%
Leiner Health Products Inc. 11.00%, due 06/01/12 (144A)	600,000	650,250
WH Holdings Ltd. 9.50%, due 04/01/11	1,375,000	1,505,625

		2,155,875

ANNUAL REPORT

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Principal Amount	Value

Printing & Publishing — 3.13%
CBD Media LLC / CBD Finance Inc. 8.625%, due 06/01/11	$725,000	$759,438
Dex Media East 9.875%, due 11/15/09	575,000	661,250
Dex Media East 12.125%, due 11/15/12	975,000	1,211,437
Dex Media Inc. 8.00%, due 11/15/13	900,000	963,000
Dex Media West 9.875%, due 08/15/13	1,489,000	1,760,742
Houghton Mifflin Company 8.25%, due 02/01/11	1,375,000	1,462,656
Primedia Inc. 8.875%, due 05/15/11	1,125,000	1,172,813

		7,991,336

Retail — 7.61%
Amerigas Partners / Amerigas Eagle Finance Corporation 8.875%, due 05/20/11	1,250,000	1,368,750
Asbury Automotive Group Inc. 9.00%, due 06/15/12	300,000	316,500
Asbury Automotive Group Inc. 8.00%, due 03/15/14	900,000	877,500
Blockbuster Inc. 9.00%, due 09/01/12 (144A)	1,550,000	1,588,750
Cole National Group Inc. 8.625%, due 08/15/07	1,770,000	1,795,444
Ferrellgas 6.75%, due 05/01/14	100,000	103,500
Finlay Fine Jewelry Corporation 8.375%, due 06/01/12	350,000	382,375
FTD Inc. 7.75%, due 02/15/14	1,275,000	1,278,187
Gap Inc. 8.80%, due 12/15/08	1,900,000	2,318,000
Jean Coutu Group Inc. 7.625%, due 08/01/12 (144A)	1,075,000	1,136,812
Jo Ann Stores Inc. 7.50%, due 03/01/12	1,975,000	2,044,125
Michaels Stores Inc. 9.25%, due 07/01/09	1,000,000	1,078,750
Penney (JC) Corporation Inc. 7.65%, due 08/15/16	1,025,000	1,163,375
Penney (JC) Corporation Inc. 8.00%, due 03/01/10	1,025,000	1,173,625
Penney (JC) Corporation Inc. 7.95%, due 04/01/17	525,000	607,688
Petco Animal Supplies Inc. 10.75%, due 11/01/11	356,000	414,740
Saks Inc. 8.25%, due 11/15/08	525,000	574,875
Sonic Automotive Inc. 8.625%, due 08/15/13	1,150,000	1,216,125

		19,439,121

Semiconductors — 0.26%
Amkor Technology Inc. 7.75%, due 05/15/13	775,000	668,438

	Principal Amount	Value

Telecommunications — 3.74%
American Cellular Corporation 10.00%, due 08/01/11	$1,175,000	$987,000
AT&T Corporation 7.30%, due 11/15/11	650,000	745,063
Block Communications Inc. 9.25%, due 04/15/09	1,475,000	1,578,250
Crown Castle International Corporation 9.375%, due 08/01/11	350,000	397,250
Inmarsat Finance 7.625%, due 06/30/12 (144A)	100,000	101,000
New Skies Satellites 9.125%, due 11/01/12 (144A)	400,000	409,000
Panamsat Corporation 9.00%, due 08/15/14 (144A)	1,725,000	1,828,500
Pathnet Inc. 12.25%, due 04/15/08 (b)(d)(m)	250,000	—
QWest Services Corporation 13.50%, due 12/15/10 (144A)	2,961,000	3,516,187

		9,562,250

Textiles — 0.54%
Interface Inc. 10.375%, due 02/01/10	1,200,000	1,380,000

Transportation — 0.22%
Horizon Lines 9.00%, due 11/01/12 (144A)	525,000	567,656

Utilities — 4.93%
AES Corporation 9.50%, due 06/01/09	1,375,000	1,584,687
AES Corporation 9.375%, due 09/15/10	250,000	292,500
AES Corporation 8.875%, due 02/15/11	600,000	690,750
AES Corporation 8.75%, due 05/15/13 (144A)	900,000	1,039,500
Constellation Brands Inc. 8.125%, due 01/15/12	470,000	514,650
Edison Mission Energy 9.875%, due 04/15/11	950,000	1,123,375
Illinois Power Company 11.50%, due 12/15/10	2,700,000	3,201,998
Midwest Generation 8.75%, due 05/01/34	1,450,000	1,642,125
Nevada Power Company 6.50%, due 04/15/12	600,000	624,000
Sierra Pacific Resources 8.625%, due 03/15/14	1,650,000	1,872,750

		12,586,335

Waste Management — 0.95%
Allied Waste North America Inc. 7.625%, due 01/01/06	1,275,000	1,319,625
Allied Waste North America Inc. 8.875%, due 04/01/08	750,000	795,000
Allied Waste North America Inc. 5.75%, due 02/15/11	325,000	299,813

		2,414,438

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Wireless Communications — 0.84%
American Towers Inc. 7.25%, due 12/01/11	$850,000	$903,125
Crown Castle International Corporation 10.75%, due 08/01/11	350,000	387,625
Crown Castle International Corporation 7.50%, due 12/01/13	800,000	856,000
Voicestream Wireless Corporation 10.375%, due 11/15/09	647	681

		2,147,431

Total Domestic Corporate Bonds
(Identified cost $215,960,454)		233,463,501

Convertible Corporate Bonds — 0.37%

Wireless Communications — 0.37%
Nextel Communications 5.25%, due 01/15/10	925,000	942,344

Total Convertible Corporate Bonds
(Identified cost $857,219)		942,344

Domestic Stocks and Warrants — 1.06%

Chemicals — 0.05%
Pioneer Companies Inc. (a)	8,201	130,068

Communications — 0.00%
Loral Space & Communication Ltd. (Wts)(a)(m)	850	—
Loral Space & Communications Ltd. (Wts)(a)(m)	5,584	—

		—

Computer Software — 0.00%
Verado Holdings Inc. (Wts)(a)(d)	500	300

Electronics — 0.00%
Axiohm Transaction Solutions (a)(d)(m)	4,056	—

Health Care — 0.52%
Dade Behring Holdings Inc. (a)	23,333	1,313,415

Medical Instruments — 0.04%
Charles River Labs Inc. (Wts)(a)(d)	350	110,598

Misc. Financial Services — 0.08%
Leucadia National Corporation Common	3,613	213,709

Telecommunications — 0.37%
E. Spire Communications Inc. (Wts)(a)(d)(m)	800	—
Nextlink Communications Inc. (Escrow shares) (a)(d)(m)	850,000	—

	Number of Shares or Principal Amount	Value

Nextlink Communications Inc. (Escrow shares) (a)(d)(m)	250,000	$—
Pathnet Inc. (Wts)(a)(d)(m)	250	—
Telewest Global Inc.	75,896	933,521
Williams Communications Group (Escrow shares) (a)(d)(m)	750,000	—
Wiltel Communications (a)(d)(m)	8,519	—
XO Communications Inc. (a)	1,922	1,441
XO Communications Inc. (a)	1,441	648
XO Communications Inc. (a)	1,441	447
XO Communications Inc. (a)	960	2,880

		938,937

Wireless Communications — 0.00%
Leap Wireless International Inc. (Wts)(a)(d)(m)	5,000	—

Total Domestic Stocks and Warrants
(Identified cost $4,980,260)		2,707,027

Foreign Bonds — 2.79%

Broadcasting — 0.88%
Grupo Televisa 8.00%, due 09/13/11	$1,950,000	2,252,250

Energy — 0.11%
YPF Sociedad Anonima 9.125%, due 02/24/09	250,000	277,500

Oil Services — 0.08%
Petroleos Mexicano 9.375%, due 12/02/08	175,000	206,500

Paper & Forest Products — 0.08%
Norske Skog Ltd. 7.375%, due 03/01/14 .	200,000	208,000

Transportation — 0.17%
TBS Shipping International Ltd. 10.00%, due 02/08/08 (d)(m)	278,011	80,623
TFM 10.25%, due 06/15/07	350,000	367,500

		448,123

Travel/Entertainment/Leisure — 0.89%
Royal Caribbean Cruises Ltd. 8.00%, due 05/15/10	1,975,000	2,261,375

Wireless Communications — 0.58%
Rogers Wireless Inc. 9.625%, due 05/01/11	1,300,000	1,475,500

Total Foreign Bonds
(Identified cost $6,705,534)		7,129,248

ANNUAL REPORT

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Foreign Stocks and Warrants — 0.00%

Transportation — 0.00%
TBS Shipping International Ltd. (Wts)(a)(d)(m)	2,807	$—
TBS Shipping International Ltd. (Wts)(a)(d)(m)	3,311	—
TBS Shipping International Ltd. (Wts)(a)(d)(m)	12,063	—

		—

Total Foreign Stocks and Warrants
(Identified cost $0)		—

Short-Term Investments — 0.56%
Securities Lending Quality Trust (y)	1,426,635	1,426,635

Total Short-Term Investments
(Identified cost $1,426,635)		1,426,635

Repurchase Agreement — 2.42%
State Street Bank & Trust Repurchase Agreement 1.45%, due 11/01/04 Proceeds $6,191,748 Collateral: U.S Treasury Bond $3,910,000, 11.25% due 02/15/15, Value $6,412,772	$6,191,000	6,191,000

Total Repurchase Agreement
(Identified cost $6,191,000)		6,191,000

Value

Total Investments
(Identified cost $236,121,102)	$251,859,755

Other Assets Less Liabilities — 1.36%	3,466,906

Net Assets — 100%	$255,326,661

(a)	Non-income producing security.
(b)	Security is in bankruptcy and/or is in default of interest payment. Fund has ceased accrual of interest.
(c)	Step Bond — The interest rate on a step bond represents the rate of interest that will commence its accrual on a predetermined date.
(d)	Security is fair valued at October 31, 2004.
(e)	Zero Coupon Bond — The rate shown is the current effective yield.
(m)	Illiquid security.
(o)	Security, or portion thereof, out on loan at October 31, 2004.
(v)	Variable interest rate security; Interest rate is as of October 31, 2004.
(y)	Represents investment of cash collateral received from securities on loan.
(Wts)	Warrants — Warrants entitle the Fund to purchase a predetermined number of shares of stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(144A)	The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Short Duration Bond Fund

SUBADVISER’S COMMENTS

MONY Capital Management, Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

MONY Capital Management, Inc. (“MONY Capital”) is subadviser to the Enterprise Short Duration Bond Fund. MONY Capital manages approximately $12.9 billion for institutional clients.

Investment Objective

The objective of the Enterprise Short Duration Bond Fund is current income with reduced volatility of principal.

2004 Performance Review

How did the Fund perform for the ten months ending October 31, 2004?

For the ten-month period ending October 31, 2004, Class A shares of the Fund returned 1.53%. The Fund underperformed its benchmark, the Lehman Brothers 1-3 Year Government/Credit Index, which returned 1.55%. The Fund underperformed its peer group, the Lipper Short/Intermediate Investment Grade Funds Index, which returned 2.68%.

ANNUAL REPORT

Enterprise Short Duration Bond Fund

SUBADVISER’S COMMENTS — (Continued)

Average Annual Total Returns - Periods ending October 31, 2004

Class A	1-Year	11/30/02-10/31/04**	Class B	1-Year	11/30/02-10/31/04**
With Sales Charge	-1.35%	0.64%	With Sales Charge	-3.55%	-0.32%
Without Sales Charge	2.19%	2.52%	Without Sales Charge	1.43%	1.75%
Lehman Brothers 1-3 Year Govt/Credit Index*	2.20%	2.85%	Lehman Brothers 1-3 Year Govt/Credit Index*	2.20%	2.85%
Lipper Short-Intermediate Investment Grade Debt Funds Index*	3.59%	4.34%	Lipper Short-Intermediate Investment Grade Debt Funds Index*	3.59%	4.34%

Class C	1-Year	11/30/02-10/31/04**	Class Y	1-Year	11/30/02-10/31/04**
With Sales Charge	0.43%	1.75%	Annualized Return	2.44%	2.80%
Without Sales Charge	1.42%	1.75%	Lehman Brothers 1-3 Year Govt/Credit Index*	2.20%	2.85%
Lehman Brothers 1-3 Year Govt/Credit Index*	2.20%	2.85%	Lipper Short-Intermediate Investment Grade Debt Funds Index*	3.59%	4.34%
Lipper Short-Intermediate Investment Grade Debt Funds Index*	3.59%	4.34%

Average Annual Total Returns - Periods ending September 30, 2004

Class A	1-Year	11/30/02-09/30/04**	Class B	1-Year	11/30/02-09/30/04**
With Sales Charge	-1.89%	0.67%	With Sales Charge	-4.01%	-0.31%
Without Sales Charge	1.70%	2.63%	Without Sales Charge	0.94%	1.86%
Lehman Brothers 1-3 Year Govt/Credit Index*	1.44%	2.79%	Lehman Brothers 1-3 Year Govt/Credit Index*	1.44%	2.79%
Lipper Short-Intermediate Investment Grade Debt Funds Index*	1.52%	2.68%	Lipper Short-Intermediate Investment Grade Debt Funds Index*	1.52%	2.68%

Class C	1-Year	11/30/02-09/30/04**	Class Y	1-Year	11/30/02-09/30/04**
With Sales Charge	-0.06%	1.85%	Annualized Return	2.05%	2.91%
Without Sales Charge	0.93%	1.85%	Lehman Brothers 1-3 Year Govt/Credit Index*	1.44%	2.79%
Lehman Brothers 1-3 Year Govt/Credit Index*	1.44%	2.79%
			Lipper Short-Intermediate Investment Grade Debt Funds Index*	1.52%	2.68%
Lipper Short-Intermediate Investment Grade Debt Funds Index*	1.52%	2.68%

The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. The data shown represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data shown. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Class A shares are subject to a maximum front-end sales charge of 3.50%. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5.00%. If Class C shares are redeemed within 12 months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class C share performance does not reflect the front-end sales charge of 1.00% in effect until May 3, 2004. The returns for an investor that paid the front-end sales charge would be lower than the performance shown. Investors may obtain performance data current to the most recent month-end at www.enterprisefunds.com.

*The Lehman Brothers 1-3 Year Government/Credit Index is a subset of the Lehman Brother’s Government/Credit Index. It includes all government and investment-grade corporate bonds with maturities from one to three years. It includes reinvested interest and does not include any management fees or expenses. The Lipper Short-Intermediate Investment Grade Debt Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Short-Intermediate Investment Grade Debt Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses.

**Average annual returns for Class A, B, C and Y shares are since 11/29/02 inception.

How would you describe the investment environment during the period?

The key concern in the marketplace over the ten-month period was the health of the domestic economic recovery and how that would affect the timetable for the Fed’s gradual moves to increase the benchmark fed funds rate. Strong employment data in the spring precipitated a 0.25% increase in June, followed by two more such moves in the third quarter. These moves acknowledged the ongoing need to return monetary policy to a more neutral level in light of the current economic recovery. Intermediate-term bond yields reflected changing market sentiment about continued moves in future. In the end the market consensus was for a more tentative, “wait-and-see” pace of future actions. This caused intermediate-term interest rates to decline slightly from mid-year onward.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Short Duration Bond Fund

SUBADVISER’S COMMENTS — (Continued)

What strategies affected Fund performance during the period?

For much of the period, the Fund held a duration position slightly shorter than that of its benchmark. This defensive move was made in anticipation of market reaction to the Fed tightening actions. The Fund also held an overexposure to corporate and asset-backed securities, earning additional yield, as well as some incremental price performance, as underlying credit quality benefited from the economic recovery.

What changes were made to the Fund over the period?

The Fund’s duration was maintained at a slightly shortened level. The Fund made several new acquisitions of higher-rated traunches of securitized pools of home-mortgage loans, as well as select floating-rate corporate notes.

There are specific risks associated with the types of bonds held in the Fund, which include defaults by the issuer, market valuation, and interest rate sensitivity.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ANNUAL REPORT

Enterprise Short Duration Bond Fund

EXPENSE INFORMATION

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/01/04	Annualized Expense Ratio For the Period	Ending Account Value 10/31/04	Expenses Paid During the Period*

Based on actual return
Class A	$1,000.00	1.10%	$1,002.12	$5.55
Class B	1,000.00	1.84%	995.26	9.26
Class C	1,000.00	1.85%	995.16	9.31
Class Y	1,000.00	0.84%	1,004.49	4.24

Based on assumed 5% return
Class A	1,000.00	1.10%	1,019.66	5.60
Class B	1,000.00	1.84%	1,015.93	9.35
Class C	1,000.00	1.85%	1,015.88	9.40
Class Y	1,000.00	0.84%	1,020.97	4.28

*	Expenses are equal to the Fund’s annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 366 to reflect the one-half year period.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Short Duration Bond Fund

ANNUAL REPORT

Enterprise Short Duration Bond Fund

PORTFOLIO OF INVESTMENTS

October 31, 2004

	Number of Shares or Principal Amount	Value

Domestic Corporate Bonds — 39.71%

Airlines — 1.15%
Delta Air Lines Inc. 2.85%, due 01/25/08 (v)	$353,334	$355,543

Automotive — 3.59%
Borg Warner Automotive Inc 7.00%, due 11/01/06	750,000	803,118
Daimlerchrysler North America Holdings 2.34%, due 05/24/06 (v)	300,000	301,552

		1,104,670

Banking — 3.55%
RBS Capital Trust 2.775%, due 09/30/14 (v)	600,000	604,142
Wells Fargo & Company 3.12%, due 08/15/08	500,000	490,706

		1,094,848

Building & Construction — 1.95%
Lennar Corporation 2.84%, due 08/20/07 (144A)	600,000	599,956

Finance — 10.95%
CIT Group Holdings Inc. 2.14%, due 09/20/07	700,000	699,593
CIT Group Holdings Inc. 6.625%, due 06/15/05	300,000	307,531
Deere John Capital Corporation 3.625%, due 05/25/07	250,000	252,558
Ford Motor Credit Company 2.79%, due 09/28/07 (v)	600,000	595,022
General Motors Acceptance Corporation 3.82%, due 03/04/05 (v)	250,000	251,055
General Motors Acceptance Corporation 4.50%, due 07/15/06	1,000,000	1,014,829
International Lease Finance Corporation 5.12%, due 06/01/05	250,000	253,763

		3,374,351

Food, Beverages & Tobacco — 2.45%
Pepsico Inc. 3.20%, due 05/15/07	750,000	754,337

Insurance — 1.64%
Metlife Inc. 3.911%, due 05/15/05	500,000	503,989

Manufacturing — 0.25%
Weyerhaeuser Company 5.50%, due 03/15/05	75,000	75,783

Media — 2.47%
AOL Time Warner Inc. 5.625%, due 05/01/05	500,000	507,550
Walt Disney Company 7.30%, due 02/08/05	250,000	253,277

		760,827

	Number of Shares or Principal Amount	Value

Metals & Mining — 0.81%
Alcan Aluminum Corporation 2.10%, due 12/08/04 (144A) (v)	$250,000	$249,953

Oil Services — 5.80%
Pacific Gas & Electric Company 2.72%, due 04/03/06 (v)	1,187,000	1,188,458
Sempra Energy 2.21%, due 05/21/08 (v)	600,000	597,688

		1,786,146

Pharmaceuticals — 0.96%
Pfizer Inc. 2.50%, due 03/15/07	300,000	297,373

Telecommunications — 1.71%
Cingular Wireless 5.625%, due 12/15/06	500,000	525,702

Utilities — 2.43%
Northern States Power Company 2.875%, due 08/01/06	750,000	749,980

Total Domestic Corporate Bonds
(Identified cost $12,194,440)		12,233,458

Asset-Backed Securities — 33.51%

Banking — 0.33%
Countrywide Home Loans Inc, Series 2001-1, Class MV2 2.883%, due 07/25/31 (v)	101,946	102,159

Finance — 18.72%
Asset Backed Funding Certificates, Series 2001-AQ1, Class M1R 6.863%, due 05/20/32	1,625,000	1,656,682
Atherton Franchise Loan Funding, Series 1998-A, Class A2 6.72%, due 05/15/20 (144A)	542,589	553,737
Bayview Financial Acquisition Trust, Series 2003-CA, Class M2 3.959%, due 06/28/33 (144A) (d)(v)	750,000	750,703
Capital One Multi-Asset Trust, Series 2003-C1, Class C1 4.42%, due 03/15/11 (v)	250,000	265,810
Capital One Multi-Asset Trust, Series 2003-C2, Class C2 4.32%, due 04/15/09	250,000	254,374
Chase Credit Card Owner Trust, Series 2001-4, Class C 2.77%, due 11/17/08 (144A) (v)	750,000	756,087
Circuit City Credit Card Master Trust, Series 2003-2, Class CTSF 5.87%, due 04/15/11 (144A) (v)	600,000	622,360
First National Master Note Trust, Series 2003-1, Class C 3.47%, due 08/15/08 (v)	500,000	505,364

THE ENTERPRISE Group of Funds, Inc.

Enterprise Short Duration Bond Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Ford Credit Auto Owner Trust, Series 2003-A, Class B2 2.28%, due 08/15/07 (v)	$250,000	$251,154
GE Business Loan Trust, Series 2003-2A, Class C 3.52%, due 11/15/31 (144A) (v)	143,978	150,251

		5,766,522

Medical Services — 0.00%
DVI Receivables XIX, Series 2003-1, Class D1 3.81%, due 03/14/11 (b)(d)(m)(v)	160,268	—

Misc. Financial Services — 14.46%
Ameriquest Mortgage Securities Inc., Series 2003-6, Class M1 2.693%, due 05/25/33 (v)	600,000	604,191
Amresco Residential Securities Mortgage Loan Trust, Series 1998-2, Class M1F 6.745%, due 06/25/28	122,883	124,665
Centex Home Equity Loan Trust, Series 2004-D, Class MV3 2.93%, due 09/25/34 (v)	750,000	749,599
Citibank Credit Card Issuance Trust, Series 2002-C3, Class C3 3.02%, due 12/15/09 (v)	220,000	224,667
Credit Suisse First Boston Mortgage, Series 2002-5, Class A3 2.453%, due 05/25/33 (v)	80,284	80,659
Hedged Mutual Fund Fee Trust, Series 2003-2, Class 1 4.74%, due 03/02/11 (144A) (d)(v)	189,178	188,648
Hedged Mutual Fund Fee Trust, Series 2003-2, Class 2 4.84%, due 03/02/11 (144A) (d)	386,035	375,535
Hedged Mutual Fund Fee Trust, Series 2003-IA, Class 1 4.84%, due 11/30/10 (144A) (d)(v)	672,843	673,449
Lehman Manufactured Housing, Series 2001-B, Class A3 4.35%, due 05/15/14	197,825	198,136
Long Beach Mortgage Loan Trust, Series 2003-1, Class M1 2.853%, due 03/25/33 (v)	250,000	251,588
Morgan Stanley Asset Backed Capital, Series 2004-HE4, Class M3 3.433%, due 05/25/34 (v)	300,000	299,985
Structured Asset Securities Corporation, Series 2002-BC10, Class A3 2.363%, due 01/25/33 (v)	80,672	80,849
World Financial Network Credit Card, Series 2004-B, Class C 2.48%, due 07/15/10	600,000	600,059

		4,452,030

Total Asset-Backed Securities
(Identified cost $10,447,997)		10,320,711

	Number of Shares or Principal Amount	Value

Collateralized Mortgage Obligations — 13.52%
Bank of America Mortgage Securities Inc., Series 2003-B, Class 2A2 4.413%, due 03/25/33	$284,383	$284,737
Bank of America Mortgage Securities Inc., Series 2003-I, Class 1A1 3.308%, due 10/25/33 (v)	621,037	626,481
Bank of America Mortgage Securities Inc., Series 2004-A, Class 1A1 3.48%, due 02/25/34 (v)	1,016,721	1,014,836
Bayview Commercial Asset Trust, Series 2003-1, Class B 6.393%, due 08/25/33 (144A) (d)(v)	197,171	201,114
FFCA Secured Lending Corporation, Series 1998-1, Class A1B 6.73%, due 07/18/13 (144A)	303,521	321,373
Granite Mortgages 3.379%, due 01/20/05 (v)	1,475,000	1,457,130
Sequoia Mortgage Trust, Series 6, Class A 2.21%, due 04/19/27 (v)	260,312	258,300

		4,163,971

Total Collateralized Mortgage Obligations
(Identified cost $4,189,313)		4,163,971

Agency Obligations — 9.26%
Fannie Mae — 7.96%
1.76%, due 11/12/04	300,000	299,839
1.90%, due 12/22/04	500,000	498,654
2.75%, due 08/11/06	500,000	500,368
3.735%, due 06/01/34 (v)	479,625	479,894
4.594%, due 05/01/33 (v)	668,735	673,195

		2,451,950

Federal Home Loan Banks — 1.30%
Zero Coupon, due 11/12/04	400,000	399,783

Total Agency Obligations
(Identified cost $2,862,186)		2,851,733

Total Investments
(Identified cost $29,693,936)		$29,569,873

Other Assets Less Liabilities — 4.00%		1,233,596

Net Assets — 100%		$30,803,469

(b)	Security is in default of interest payments. Fund has ceased accrual of interest.
(d)	Security is fair valued at October 31, 2004.
(m)	Illiquid security.
(v)	Variable rate, security, interest rate is as of October 31, 2004.
(144A)	The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.

See notes to financial statements.

ANNUAL REPORT

Enterprise Tax-Exempt Income Fund

SUBADVISER’S COMMENTS

MBIA Capital Management Corp.

Armonk, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

MBIA Capital Management Corp. (“MBIA”) is subadviser to the Enterprise Tax-Exempt Income Fund. MBIA manages approximately $40.2 billion for institutional clients.

Investment Objective

The investment objective of the Enterprise Tax-Exempt Income Fund is a high level of current income exempt from federal income tax, with consideration given to preservation of principal.

2004 Performance Review

How did the Fund perform for the ten months ending October 31, 2004?

For the ten-month period ending October 31, 2004, Class A shares of the Fund returned 3.06%. The Fund underperformed its benchmark, the Lehman Brothers Municipal Bond Index, which returned 4.08%. The Fund underperformed its peer group, the Lipper General Municipal Debt Funds Index, which returned 3.57%.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Tax-Exempt Income Fund

SUBADVISER’S COMMENTS — (Continued)

Average Annual Total Returns - Periods ending October 31, 2004

Class A	1-Year	5-Year	10-Year	Class B	1-Year	5-Year	05/01/95- 10/31/04
With Sales Charge	-0.07%	5.06%	5.35%	With Sales Charge	-0.77%	5.19%	4.88%
Without Sales Charge	4.88%	6.08%	5.86%	Without Sales Charge	4.23%	5.51%	4.88%
Lehman Brothers Municipal Bond Index*	6.03%	7.19%	7.05%	Lehman Brothers Municipal Bond Index*	6.03%	7.19%	6.62%
Lipper General Muni Debt Funds Index*	5.61%	6.52%	6.36%	Lipper General Muni Debt Funds Index*	5.61%	6.52%	5.90%

Class C	1-Year	5-Year	05/01/97- 10/31/04	Class Y	1-Year	5-Year	11/30/98- 10/31/04**
With Sales Charge	3.25%	5.50%	4.68%	Average Annual Return	5.28%	6.56%	5.06%
Without Sales Charge	4.25%	5.50%	4.68%	Lehman Brothers Municipal Bond Index*	6.03%	7.19%	5.66%
Lehman Brothers Municipal Bond Index*	6.03%	7.19%	6.44%	Lipper General Muni Debt Funds Index*	5.61%	6.52%	4.77%
Lipper General Muni Debt Funds Index*	5.61%	6.52%	5.67%

Average Annual Total Returns - Periods ending September 30, 2004

Class A	1-Year	5-Year	10-Year	Class B	1-Year	5-Year	05/01/95- 09/30/04
With Sales Charge	-1.83%	4.67%	5.02%	With Sales Charge	-2.45%	4.80%	4.82%
Without Sales Charge	3.04%	5.68%	5.54%	Without Sales Charge	2.48%	5.13%	4.82%
Lehman Brothers Municipal Bond Index*	4.60%	6.77%	6.77%	Lehman Brothers Municipal Bond Index*	4.60%	6.77%	6.58%
Lipper General Muni Debt Funds Index*	4.39%	6.05%	6.07%	Lipper General Muni Debt Funds Index*	4.39%	6.05%	5.87%

Class C	1-Year	5-Year	05/01/97- 09/30/04	Class Y	1-Year	5-Year	11/30/98- 09/30/04**
With Sales Charge	1.58%	5.12%	4.62%	Average Annual Return	3.51%	6.18%	4.98%
Without Sales Charge	2.57%	5.12%	4.62%	Lehman Brothers Municipal Bond Index*	4.60%	6.77%	5.59%
Lehman Brothers Municipal Bond Index*	4.60%	6.77%	6.39%
				Lipper General Muni Debt Funds Index*	4.39%	6.05%	4.70%
Lipper General Muni Debt Funds Index*	4.39%	6.05%	5.63%

The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. The data shown represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data shown. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5.00%. If Class C shares are redeemed within 12 months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class C share performance does not reflect the front-end sales charge of 1.00% in effect until May 3, 2004. The returns for an investor that paid the front-end sales charge would be lower than the performance shown. Investors may obtain performance data current to the most recent month-end at www.enterprisefunds.com.

*The Lehman Brothers Municipal Bond Index is an unmanaged index of approximately 1,100 investment grade tax-exempt bonds classified into four sectors - general obligation, revenue, insured, and pre-refunded. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper General Municipal Funds Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper General Municipal Debt Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

The inception returns in the Class B Category for the Lehman Brother Municipal Bond Index and the Lipper General Municipal Debt Funds Index reflect the average annual returns from 4/30/1995 to 10/31/04.

The inception returns in the Class C Category for the Lehman Brother Municipal Bond Index and the Lipper General Municipal Debt Funds Index reflect the average annual returns from 4/30/1997 to 10/31/04.

**Since inception, 7/17/98, the average annual return for Class Y shares is 5.13% as of 10/31/04 and 5.05% as of 9/30/04.

How would you describe the investment environment during the period?

Bonds traded within a narrow trading range. The 10-year U.S. Treasury began the period at 4.25% and ended at 4.03%. However, rates were somewhat volatile: the 10-year hit a low of 3.68% in March and sold off dramatically to a high for the period at 4.87% in June. From that point in June, the yields on fixed rate securities have gradually declined to their current levels. Municipal issuance/supply is down approximately 7.80% YTD versus a year ago. As a result of the decreasing yield environment and the decrease in supply, credit spreads have tightened considerably.

ANNUAL REPORT

Enterprise Tax-Exempt Income Fund

SUBADVISER’S COMMENTS — (Continued)

What strategies affected Fund performance during the period?

MBIA’s goal this period was to lengthen the duration of the portfolio in line with the Lehman Brothers Municipal Bond Index and to improve the total return profile. The Fund began the period with a duration that was approximately 6.00% shorter than the Lehman Brothers Municipal Bond Index. MBIA was able to close this gap over the course of the ten-month period. The Fund also realized a gain on the sale of a California General Obligation issue which was upgraded.

What changes were made to the Fund over the period?

After the second quarter’s U.S. Treasury sell-off, MBIA was able to lengthen the duration and improve the book yield of the portfolio. The Fund sold out of shorter maturities with below market book yields and purchased 20 and 25-year issues.

Depending on an investor’s specific situation, certain distributions from this Fund may be subject to ordinary income, alternative minimum and capital gains taxes. State and local taxes may apply.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Tax-Exempt Income Fund

EXPENSE INFORMATION

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/01/04	Annualized Expense Ratio For the Period	Ending Account Value 10/31/04	Expenses Paid During the Period*

Based on actual return
Class A	$1,000.00	1.33%	$1,008.62	$6.73
Class B	1,000.00	1.88%	1,003.53	9.49
Class C	1,000.00	1.88%	1,003.48	9.49
Class Y	1,000.00	0.88%	1,012.85	4.47

Based on assumed 5% return
Class A	1,000.00	1.33%	1,018.50	6.77
Class B	1,000.00	1.88%	1,015.73	9.55
Class C	1,000.00	1.88%	1,015.73	9.55
Class Y	1,000.00	0.88%	1,020.77	4.48

*	Expenses are equal to the Fund’s annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 366 to reflect the one-half year period.

ANNUAL REPORT

Enterprise Tax-Exempt Income Fund

THE ENTERPRISE Group of Funds, Inc.

Enterprise Tax-Exempt Income Fund

PORTFOLIO OF INVESTMENTS

October 31, 2004

	Number of Shares or Principal Amount	Value

Municipal Bonds — 98.03%

Alabama — 3.39%
Mobile Alabama Water & Sewer (FGIC Insured) 5.25% due 01/01/18	$1,000,000	$1,094,770

Arizona — 3.51%
Salt River Project Arizona Agricultural Improvement & Power District Electric Systems Series D 6.00% due 01/01/09	1,000,000	1,133,670

California — 8.39%
Hacienda La Puente California School District 2000 Series B (FSA) 5.25% due 08/01/23	1,500,000	1,620,285
Riverside Community College Series A 5.50% due 08/01/29	1,000,000	1,086,740

		2,707,025

Colorado — 5.65%
Colorado Department of Transportation Revenue Anticipation Notes (AMBAC Insured) (pre-refunded to 06/15/10 at $100.50) 6.00% due 06/15/15 (w)	1,000,000	1,167,220
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives) 5.50% due 09/01/16	600,000	655,902

		1,823,122

Florida — 10.12%
Coral Gables Health Facilities Authority Hospital Revenue 5.25% due 08/15/24	1,000,000	1,078,050
Miami Dade County Expressway Authority Series B 5.25% due 07/01/26	1,000,000	1,071,510
Tampa Florida Water & Sewer Revenue Refunding Series A 5.25% due 10/01/19	1,000,000	1,114,500

		3,264,060

Illinois — 9.12%
Chicago Illinois Skyway Toll Bridge (AMBAC Insured) 5.50% due 01/01/31	1,000,000	1,073,540
Cook County Illinois Series A (FGIC Insured) 5.125% due 11/15/26	1,000,000	1,038,940
Metropolitan Pier & Exposition Illinois McCormick Place Exploration Project (FGIC Insured) 5.25% due 12/15/28	800,000	829,080

		2,941,560

	Number of Shares or Principal Amount	Value

Indiana — 3.21%
Indiana Board Bank Common School Fund Advanced Purchase Funding (AMBAC Insured) 5.00% due 02/01/06	$1,000,000	$1,037,290

Louisiana — 3.44%
Jefferson Parish Louisiana Drainage Sales Refunding (AMBAC Insured) 5.00% due 11/01/10	1,000,000	1,110,050

Michigan — 5.32%
Grand Rapids & Kent County Michigan Joint Building Authority 5.25% due 12/01/11	500,000	566,530
Michigan Municipal Bond Authority Revenue Clean Water Revolving Fund (pre-refunded to 10/01/09 at $101) 5.75% due 10/01/16 (w)	1,000,000	1,151,630

		1,718,160

Missouri — 4.39%
Missouri State Health & Educational Facilities Washington University Series B 1.73% due 02/15/33 (v)	250,000	250,000
Missouri State Health & Educational Facilities Authority St. Louis University 5.50% due 10/01/15	1,000,000	1,164,980

		1,414,980

Nevada — 7.52%
Clark County Nevada School District Refunding (FSA Insured) 5.50% due 06/15/13	1,300,000	1,507,077
Clark County School District Series A (MBIA Insured) 7.00% due 06/01/11	750,000	920,378

		2,427,455

New York — 3.81%
New York, New York General Obligation Unlimited Series B 1.71% due 08/15/22 (v)	100,000	100,000
New York State Dormitory Authority Revenues Series A (FGIC Insured) (pre-refunded to 07/01/10 at $100) 5.25% due 07/01/30 (w)	1,000,000	1,127,960

		1,227,960

Ohio — 6.59%
Hamilton County Ohio Sales Tax Football Project B (MBIA Insured) 5.00% due 12/01/27	1,000,000	1,030,680
Ohio State Higher Education Capital Facilities Senior II A 5.50% due 12/01/07	1,000,000	1,097,040

		2,127,720

ANNUAL REPORT

Enterprise Tax-Exempt Income Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Pennsylvania — 1.68%
Erie Pennsylvania Series E (FGIC Insured) 5.125% due 11/15/17	$500,000	$541,525

Puerto Rico — 1.76%
Puerto Rico Electric Power Authority Power Refunding (MBIA Insured) 5.00% due 07/01/17	500,000	567,845

South Carolina — 4.22%
South Carolina State Public Service Authority Series A (MBIA Insured) 5.75% due 01/01/15	1,200,000	1,362,348

Tennessee — 2.04%
Dickson County Tennessee Refunding (FGIC Insured) 5.00% due 03/01/17	600,000	658,980

Texas — 8.78%
Harris County Texas Health Facilities Development Series A (MBIA Insured) 5.75% due 07/01/14	1,000,000	1,123,410
Houston Texas Utilities Systems Revenue Refunding First Lien Series A 5.25% due 05/15/25	1,500,000	1,608,585
Lower Neches Valley Authority ExxonMobil Project Series A 2 1.65% due 08/01/22 (v)	100,000	100,000

		2,831,995

	Number of Shares or Principal Amount	Value

Washington — 5.09%
Washington State Series B (FSA Insured) 5.00% due 01/01/27	$1,000,000	$1,027,780
Washington State General Obligation Bonds Series B & AT-7 6.40% due 06/01/17	500,000	613,580

		1,641,360

Total Municipal Bonds
(Identified Cost $29,370,381)		31,631,875

Total Investments
(Identified cost $29,370,381)		$31,631,875

Other Assets Less Liabilities — 1.97%		635,197

Net Assets — 100%		$32,267,072

(v)	Variable interest rate security: interest rate is as of October 31, 2004.
(w)	Bonds which are prefunded are collaterized by U.S. Government Securities which are held in escrow and are used to pay principal and interest on the Municipal Issue and to retire the bonds in full at the earliest refunding date.
(AMBAC)	American Bond Assurance Corporation.
(FGIC)	Financial Guaranty Insurance Corporation.
(FSA)	Financial Security Assurance.
(MBIA)	Municipal Bond Insurance Association.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund

SUBADVISER’S COMMENTS

Pacific Investment Management Company, LLC

Newport Beach, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Pacific Investment Management Company, LLC (“PIMCO”) is the subadviser to the Enterprise Total Return Fund. The firm has approximately $428 billion in assets under management.

Investment Objective

The objective of the Enterprise Total Return Fund is total return.

2004 Performance Review

How did the Fund perform for the ten months ending October 31, 2004?

For the ten-month period ending October 31, 2004, Class A shares of the Fund returned 3.66%. The Fund underperformed its benchmark, the Lehman Brothers Universal Bond Index, which returned 4.59%. The Fund underperformed its peer group, the Lipper BBB Rated Funds Index, which returned 4.46%.

ANNUAL REPORT

Enterprise Total Return Fund

SUBADVISER’S COMMENTS — (Continued)

Average Annual Total Returns - Periods ending October 31, 2004

Class A	1-Year	08/31/01- 10/31/04	Class B	1-Year	08/31/01- 10/31/04
With Sales Charge	0.17%	4.22%	With Sales Charge	-0.40%	4.38%
Without Sales Charge	5.17%	5.84%	Without Sales Charge	4.60%	5.23%
Lehman Brothers US Universal Index*	6.14%	6.67%	Lehman Brothers US Universal Index*	6.14%	6.67%
Lipper BBB Rated Funds Index*	6.71%	6.72%	Lipper BBB Rated Funds Index*	6.71%	6.72%

Class C	1-Year	08/31/01- 10/31/04	Class Y	1-Year	08/31/01- 10/31/04
With Sales Charge	3.60%	5.23%	Annualized Return	5.65%	6.29%
Without Sales Charge	4.60%	5.23%	Lehman Brothers US Universal Index*	6.14%	6.67%
Lehman Brothers US Universal Index*	6.14%	6.67%	Lipper BBB Rated Funds Index*	6.71%	6.72%
Lipper BBB Rated Funds Index*	6.71%	6.72%

Average Annual Total Returns - Periods ending September 30, 2004

Class A	1-Year	08/31/01- 09/30/04	Class B	1-Year	08/31/01- 09/30/04
With Sales Charge	-1.37%	4.04%	With Sales Charge	-2.15%	4.21%
Without Sales Charge	3.51%	5.70%	Without Sales Charge	2.84%	5.10%
Lehman Brothers US Universal Index*	2.50%	6.55%	Lehman Brothers US Universal Index*	2.50%	6.55%
Lipper BBB Rated Funds Index*	5.25%	6.57%	Lipper BBB Rated Funds Index*	5.25%	6.57%

Class C	1-Year	08/31/01- 09/30/04	Class Y	1-Year	08/31/01- 09/30/04
With Sales Charge	1.84%	5.09%	Annualized Return	3.87%	6.15%
Without Sales Charge	2.84%	5.09%	Lehman Brothers US Universal Index*	2.50%	6.55%
Lehman Brothers US Universal Index*	2.50%	6.55%	Lipper BBB Rated Funds Index*	5.25%	6.57%
Lipper BBB Rated Funds Index*	5.25%	6.57%

The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. The data shown represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data shown. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5.00%. If Class C shares are redeemed within 12 months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class C share performance does not reflect the front-end sales charge of 1.00% in effect until May 3, 2004. The returns for an investor that paid the front-end sales charge would be lower than the performance shown. Investors may obtain performance data current to the most recent month-end at www.enterprisefunds.com.

*The Lehman Brothers US Universal Index consists of all the bonds in the Lehman Brothers Aggregate Bond Index plus U.S. dollar-denominated Eurobonds, 144A’s, Non-ERISA CMBS, High Yield CMBS, U.S. High Yield Corporates and Emerging Markets, but excludes tax-exempt municipal securities, CMO’s, convertible securities, perpetual notes, warrants, linked bonds, and structured products. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper BBB Rated Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper BBB Rated Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

How would you describe the investment environment during the period?

All sectors of the bond market gained ground during the first quarter of 2004 as concerns about the durability of the U.S. economic recovery pushed low interest rates even lower. Demand for relatively safe assets such as bonds rose amid renewed fears of terrorist attacks after the Madrid bombing.

Market optimism was revived during the second quarter after a series of robust non-farm payroll growth releases suggested that the economy was on track. Short-term rates increased over 1.00% during the quarter and fixed-income markets sold off, giving back all the gains of the first quarter. By June, the expansion of the economy seemed to be moving the rate of inflation higher. Signs of rising inflation fueled anxiety that central banks may need to move aggressively to combat it. At the end of June the Fed met market expectations with a 0.25% increase in the Federal Funds rate.

The third quarter was essentially a reversal of the previous three months. Economic data releases suggested moderate economic growth, as job numbers, inflation and consumer confidence fell short of expectations, throwing doubts on the strength of the recovery. Bonds subsequently rallied as the weak employment growth and lower inflation prints prompted a fall in interest rates. These gains during the third quarter came despite two 0.25% rate hikes by the Fed that brought the Fed Funds rate to 1.75% by the close of the period. The rally continued into October as the bond markets reacted to benign inflation and a GDP growth rate that was disappointing.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund

SUBADVISER’S COMMENTS — (Continued)

What strategies affected Fund performance during the period?

Interest rate strategies were positive for Fund performance during this period. A below benchmark duration was positive as interest rates rose in general. An emphasis on short and intermediate maturities was also positive as yields fell most on this part of the yield curve.

Underweighting mortgages hurt Fund returns as low volatility and strong bank demand supported these assets but mortgage security selection more than offset the negative impact. Also, an underweight to corporate bonds detracted from returns as credit premiums narrowed in the midst of rising corporate profits, but security selection added value. An allocation to real return bonds was positive as real yields fell. Non-U.S. positions, primarily short to intermediate German maturities, added value in the midst of slower growth and lower inflation in Europe. Emerging market bonds also added value as the benign rate environment and improving credit fundamentals boosted demand.

What changes were made to the Fund over the period?

Over the ten-month period, the Fund modestly increased its interest rate exposure but still remained below the benchmark’s duration. In terms of sectors, the Fund continued to underweight fully valued core sectors such as mortgages and corporates. The Fund reduced both mortgage and corporate exposure during the period, instead focusing on structural exposures and security selection. The Fund also increased its allocation to emerging market debt, after reducing this exposure during the second quarter to harvest some gains.

ANNUAL REPORT

Enterprise Total Return Fund

EXPENSE INFORMATION

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/01/04	Annualized Expense Ratio For the Period	Ending Account Value 10/31/04	Expenses Paid During the Period*

Based on actual return
Class A	$1,000.00	1.65%	$1,010.08	$8.36
Class B	1,000.00	2.20%	1,004.49	11.12
Class C	1,000.00	2.20%	1,004.44	11.12
Class Y	1,000.00	1.20%	1,013.81	6.09

Based on assumed 5% return
Class A	1,000.00	1.65%	1,016.89	8.39
Class B	1,000.00	2.20%	1,014.12	11.17
Class C	1,000.00	2.20%	1,014.12	11.17
Class Y	1,000.00	1.20%	1,019.16	6.10

*	Expenses are equal to the Fund’s annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 366 to reflect the one-half year period.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund

ANNUAL REPORT

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS

October 31, 2004

	Number of Shares or Principal Amount	Value

Domestic Corporate Bonds and Notes — 11.75%

Airlines — 1.00%
Continental Airlines Inc. 7.056%, due 09/15/09	$290,000	$288,726
Delta Airlines Inc. 7.57%, due 11/18/10	200,000	189,473
United Airlines Inc. 7.73%, due 07/01/10 (x)	100,000	82,551
United Airlines Inc. 7.186%, due 04/01/11 (x)	196,315	168,175
United Airlines Inc. 6.602%, due 09/01/13 (x)	150,000	129,525

		858,450

Automotive — 0.51%
Daimlerchrysler North America 2.343%, due 12/10/04	150,000	150,098
Daimlerchrysler North America 6.50%, due 11/15/13	170,000	185,638
Dura Operating Corporation 8.625%, due 04/15/12	100,000	103,125

		438,861

Banking — 0.41%
Rabobank Capital Fund 5.26%, due 12/31/49 (144A) (v)	160,000	164,107
Rabobank Capital Fund (144A) 5.254%, due 12/31/16	180,000	182,019

		346,126

Cable — 0.19%
CSC Holdings Inc. (Series B) 8.125%, due 07/15/09	100,000	110,000
CSC Holdings Inc. (Series B) 7.625%, due 04/01/11	50,000	54,375

		164,375

Chemicals — 0.32%
Nalco Co. 8.875%, due 11/15/13	250,000	274,063

Containers/Packaging — 0.31%
Packaging Corporation of America 4.375%, due 08/01/08	257,000	261,112

Electrical Equipment — 0.17%
Oncor Electric Delivery Company 6.375%, due 01/15/15	130,000	144,696

Electronics — 0.35%
Delphi Corporation 6.50%, due 08/15/13	300,000	301,355

Energy — 2.08%
AEP Texas Central Company (Series E) 6.65%, due 02/15/33	430,000	476,282

	Number of Shares or Principal Amount	Value

El Paso Energy Corporation 7.75%, due 01/15/32	$65,000	$59,800
El Paso Natural Gas Company 8.375%, due 06/15/32	300,000	321,750
El Paso Production Holding Company 7.75%, due 06/01/13	100,000	104,250
Florida Power Corporation 4.80%, due 03/01/13	300,000	302,874
NRG Energy Inc. 8.00%, due 12/15/13 (144A)	365,000	401,956
PSEG Energy Holdings Inc. 8.50%, due 06/15/11	100,000	114,000

		1,780,912

Food, Beverages & Tobacco — 0.19%
Delhaize America Inc. 7.375%, due 04/15/06	150,000	158,424

Hotels & Restaurants — 0.14%
Starwood Hotels & Resorts 7.875%, due 05/01/12	100,000	117,250

Insurance — 0.79%
Metropolitan Life Global Funding 1.85%, due 11/22/04 (144A)	160,000	159,989
Principal Life Global Funding 2.39%, due 01/19/05 (144A) (v)	220,000	220,964
Protective Life US Funding Trust 2.05%, due 12/29/04 (144A) (d)	40,000	39,936
Prudential Financial Inc. 4.104%, due 11/15/06	122,000	124,240
Travelers Property Casualty Corporation 5.00%, due 03/15/13	130,000	129,258

		674,387

Media — 0.13%
Time Warner Inc. 6.875%, due 05/01/12	100,000	113,748

Metals & Mining — 0.15%
Alcan Aluminum Corporation 2.10%, due 12/08/04 (144A) (v)	130,000	129,975

Misc. Financial Services — 2.08%
CIT Group Inc. 7.75%, due 04/02/12	250,000	297,599
Ford Motor Credit Company 2.51%, due 01/18/05	100,000	99,973
General Motors Acceptance Corporation 3.329%, due 01/20/05	940,000	943,864
General Motors Acceptance Corporation 6.125%, due 09/15/06	100,000	103,793
Paccar Financial Corporation 2.019%, due 01/20/05 (v)	100,000	100,070

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Small Business Administration 4.504%, due 02/10/14	$235,256	$235,786

		1,781,085

Oil Services — 0.62%
Amerada Hess Corporation 6.65%, due 08/15/11	200,000	223,485
Pacific Gas & Electric Company 2.72%, due 01/03/05 (v)	199,000	199,244
Vintage Petroleum Inc. 7.875%, due 05/15/11	100,000	108,000

		530,729

Telecommunications — 1.16%
American Cellular Corporation 10.00%, due 08/01/11	100,000	84,000
Cincinnati Bell Inc. 8.375%, due 01/15/14	300,000	286,500
SBC Communications Inc. 4.206%, due 06/05/05 (144A) (r)	270,000	272,743
SBC Communications Inc. 4.125%, due 09/15/09 (144A) (r)	350,000	351,750

		994,993

Transportation — 0.47%
Norfolk Southern Corporation 2.83%, due 02/28/05 (v)	400,000	400,937

Utilities — 0.39%
Niagara Mohawk Power Corporation (MBIA) 7.75%, due 05/15/06	100,000	107,168
Niagara Mohawk Power Corporation (Series G) 7.75%, due 10/01/08	200,000	228,138

		335,306

Wireless Communications — 0.29%
Cingular Wireless 6.50%, due 12/15/11	120,000	134,649
Nextel Communications Inc. 7.375%, due 08/01/15	100,000	111,000

		245,649

Total Domestic Corporate Bonds and Notes
(Identified cost $9,744,503)		10,052,433

Foreign Bonds — 4.62%

Banking — 1.07%
Export Import Bank China 5.25%, due 07/29/14	200,000	205,995
HSBC Holdings 5.375%, due 12/20/12	180,000	250,827
Korea Development Bank 2.479%, due 10/20/09	200,000	199,692
Korea Development Bank 4.75%, due 07/20/09	250,000	258,294

		914,808

	Number of Shares or Principal Amount	Value

Cable — 0.24%
Rogers Cablesystems Ltd. (Series B) 10.00%, due 03/15/05	$ 200,000	$205,000

Crude & Petroleum — 0.09%
Ras Laffan Liquified Natural Gas 3.437%, due 09/15/09 (144A) (v)	80,608	80,207

Misc. Financial Services — 2.26%
AIG Sunamerica Institutional Funding 1.20%, due 01/26/05	¥ 22,000,000	208,320
Eircom Funding 8.25%, due 08/15/13	100,000	111,250
European Investment Bank 0.875%, due 11/08/04	¥ 24,000,000	226,730
HSBC Capital Funding 10.176%, due 12/30/04 (144A) (v)	150,000	232,985
KFW International Finance Company 1.00%, due 12/20/04	¥ 110,000,000	1,040,245
Pemex Project Funding Master Trust 8.00%, due 11/15/11	100,000	115,000

		1,934,530

Telecommunications — 0.96%
Deutsche Telekom International 8.25%, due 06/15/05	210,000	217,200
Deutsche Telekom International 8.125%, due 05/29/12	€ 162,000	259,214
France Telecom 7.50%, due 03/14/05	€ 240,000	343,567

		819,981

Total Foreign Bonds
(Identified cost $3,793,488)		3,954,526

Asset-Backed Securities — 0.65%

Banking — 0.16%
Centex Home Equity Loan Trust. Series 2004-A, Class AV2 2.213%, due 11/25/04 (v)	140,806	140,946

Misc. Financial Services — 0.49%
Bear Stearns Arm Trust, Series 2001-3, Class A2 2.333%, due 11/25/04 (v)	73,643	73,768
Chase Funding Loan Acquisition Trust, Series 2001-FF1, Class A2 2.173%, due 11/25/04 (v)	31,091	31,126
First Alliance Mortgage Trust, Series 1999-4, Class A2 2.29%, due 11/22/04 (v)	18,876	18,880
General Motors Acceptance Corporation Series 1999-HLTV, Class A1, 2.279%, due 11/23/04 (v)	20,624	20,668
Master Asset Backed Securities Trust 2.033%, due 02/25/34	49,801	49,799

ANNUAL REPORT

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Merrill Lynch Mortgage Inc., Series 2002-AFC1, Class AV1 2.033%, due 04/25/31 (v)	$20,776	$20,877
Morgan Stanley Capital Inc., Series 2003-HE2, Class A2 2.273%, due 08/25/33 (v)	132,782	132,998
Structured Asset Securities Corporation, Series 2002-BC4, Class A 2.223%, due 07/25/32 (v)	55,975	55,910
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A1 3.28%, due 01/07/13 (v)	11,495	11,491

		415,517

Total Asset-Backed Securities
(Identified cost $555,779)		556,463

Mortgage-Backed Securites — 6.11%

Banking — 0.19%
Citicorp Mortgage Securities Inc., Series 1999-2, Class A-5 6.50%, due 04/25/29	51,711	51,642
Countrywide Alternative Loan Trust, Series 2003-J1, Class 4A1 6.00%, due 10/25/32	29,902	30,090
Countrywide Home Loans Inc. Series 2002-HYB2, Class-6A1 4.946%, due 09/19/32 (v)	39,630	39,811
Countrywide Home Loans Inc. Series 2004-7, Class-5A2 2.203%, due 05/25/34 (v)	37,754	37,546

		159,089

Finance — 0.34%
Credit Suisse First Boston Mortgage, Series 2002-AR2, Class 2A1 2.333%, due 02/25/32 (v)	20,354	20,371
Credit Suisse First Boston Mortgage, Series 2002-P3, Class A 2.165%, due 11/25/04 (144A) (d)	269,911	268,567

		288,938

Misc. Financial Services — 4.60%
Ameriquest Mortgage Securities Inc., Series 2004-X2, Class A 2.493%, due 06/25/34 (144A) (v)	152,746	152,620
Bear Stearns Arm Trust, Series 2002-2, Class IIIA 6.936%, due 06/25/31 (v)	6,369	6,577
Bear Stearns Arm Trust, Series 2002-5, Class 6A 5.942%, due 06/25/32 (v)	12,730	12,744
Bear Stearns Arm Trust, Series 2003-8, Class 2A1 4.918%, due 01/25/34 (v)	134,176	135,071

	Number of Shares or Principal Amount	Value

Bear Stearns Arm Trust, Series 2003-8, Class 4A1 4.782%, due 01/25/34 (v)	$201,580	$201,776
Bear Stearns Arm Trust, Series 2003-8, Class A-1 4.327%, due 01/25/34 (v)	410,095	412,555
C Bass Trust, Series 2002-CB1, Class A2A 2.273%, due 08/25/29 (v)	16,913	16,933
C Bass Trust, Series 2002-CB6, Class 2A1 2.433%, due 01/25/33 (v)	10,205	10,215
First Horizon Asset Securities, Series 2000-H, Class 1A 7.00%, due 09/25/30	8,696	8,681
Impac CMB Trust, Series 2001-4, Class A 2.353%, due 12/25/31 (v)	40,399	40,417
Sequoia Mortgage Trust, Series 10, Class 2A1 2.29%, due 10/20/27 (v)	374,131	375,243
Small Business Administration, Series 2003-201, Class 1 5.13%, due 09/01/23	95,423	98,609
Small Business Administration, Series 2004-20C, Class 1 4.34%, due 03/01/24	471,450	465,251
Structured Asset Securities Corporation, Series 2001-21A, Class 1A1 6.25%, due 01/25/32	41,796	43,317
Structured Asset Securities Corporation, Series 2001-3A, Class 1A1 2.413%, due 03/25/31 (v)	9,784	10,090
Structured Asset Securities Corporation, Series 2002-HF1, Class A 2.223%, due 01/25/33 (v)	51,797	51,769
Structured Asset Securities Corporation, Series 2003-S1 2.093%, due 08/25/33 (v)	3,345	3,345
Washington Mutual Mortgage Loan Trust, Series 2000-3, Class A 2.963%, due 12/25/40 (v)	290,570	290,751
Washington Mutual Mortgage Loan Trust, Series 2002-AR2 3.125%, due 02/27/34 (v)	62,103	62,564
Washington Mutual Mortgage Securities Trust, Series 2002-AR10, Class A6, 4.816%, due 10/25/32	26,658	26,793
Washington Mutual Mortgage Trust 2.203%, due 12/25/27 (v)	1,516,581	1,514,848

		3,940,169

Fannie Mae — 0.12%
Series 2003-88, Class TB 3.00%, due 08/25/09 (REMIC) (v)	100,000	100,003

Freddie Mac — 0.72%
Series 1476, Class H 6.00%, due 12/15/07	21,283	21,470

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Series 21, Class J 6.25%, due 08/25/22	$22,263	$22,353
Series 2142, Class 2 6.50%, due 04/15/29	281,118	299,665
Series 2215, Class PG 6.50%, due 02/15/30	30,947	31,546
Series 2341, Class PM 6.50%, due 12/15/28	22,828	22,903
Series 2411, Class FJ 2.22%, due 12/15/29	16,975	17,030
Series 2535, Class DT 5.00%, due 09/15/16	120,883	123,721
Series T-57, Class 1A1 6.50%, due 07/25/43	74,622	78,609

		617,297

Ginnie Mae — 0.14%
Series 2002-40, Class 2A 6.50%, due 06/01/32 (REMIC)	116,326	124,484

Total Mortgage-Backed Securities
(Identified cost $5,191,278)		5,229,980

U. S. Treasury Obligations — 7.99%

U. S. Treasury Notes — 7.99%
0.875%, due 04/15/10 (TIPS)	3,190,820	3,183,028
3.625%, due 01/15/08 (TIPS)	1,055,628	1,164,407
3.375%, due 01/15/12 (TIPS)	2,177,006	2,493,694

		6,841,129

Total U. S. Treasury Obligations
(Identified cost $6,780,185)		6,841,129

Agency Obligations — 17.16%

Fannie Mae — 9.86%
5.00%, due 12/01/99 (TBA)	1,800,000	1,836,562
5.00%, due 12/01/99 (TBA)	600,000	597,750
5.50%, due 12/01/99 (TBA)	5,900,000	6,006,937

		8,441,249

Freddie Mac — 0.26%
6.50%, due 01/01/17	210,061	222,589

Ginnie Mae — 7.04%
5.50%, due 12/15/28	9,097	9,350
7.50%, due 05/15/30	54,980	59,213
7.50%, due 07/15/30	40,696	43,829
7.50%, due 09/15/31	19,556	21,062
5.50%, due 01/15/32	277,695	284,891
6.00%, due 09/15/32	418,143	435,816
5.50%, due 01/15/33	140,525	144,072
5.50%, due 01/15/33	131,148	134,457
5.50%, due 02/15/33	73,971	75,838
5.50%, due 02/15/33	20,405	20,920
5.50%, due 12/15/33	515,290	528,293

	Number of Shares or Principal Amount	Value

5.50%, due 01/15/34	$1,726,592	$1,769,318
6.00%, due 01/15/34	433,242	451,046
5.50%, due 02/15/34	495,640	507,905
5.50%, due 12/01/99 (TBA)	1,500,000	1,534,218

		6,020,228

Total Agency Obligations
(Identified cost $14,646,715)		14,684,066

Foreign Government Obligations — 6.52%
Brazil Federative Republic 3.125%, due 04/15/06 (q)	100,589	91,848
Brazil Federative Republic 11.50%, due 03/12/08	392,000	453,348
Brazil Federative Republic 3.125%, due 04/15/09 (q)(v)	166,774	161,770
Brazil Federative Republic 3.063%, due 04/15/12 (q)(v)	228,000	228,274
Brazil Federative Republic 8.00%, due 04/15/14 (q)	389,946	386,280
Brazil Federative Republic 12.25%, due 03/06/30	225,000	277,875
Hong Kong Government 5.125%, due 08/01/14 (144a)	350,000	364,862
Republic of Panama 8.25%, due 04/22/08	300,000	329,250
Republic of Panama 9.625%, due 02/08/11	225,000	257,063
Republic of Peru 9.125%, due 01/15/08	460,000	517,500
Republic of Peru 9.125%, due 02/21/12	150,000	168,000
Russian Federation 8.75%, due 07/24/05	315,000	327,600
Russian Federation 5.00%, due 03/31/07 (REG S)	324,000	324,000
Russian Federation 8.25%, due 03/31/10	750,000	825,000
South Africa Republic 5.25%, due 05/16/13	€ 80,000	105,318
United Mexican States 2.753%, due 01/13/09	60,000	60,420
United Mexican States 8.625%, due 03/12/08	95,000	108,870
United Mexican States 8.375%, due 01/14/11	50,000	59,000
United Mexican States 6.375%, due 01/16/13	100,000	106,250
United Mexican States 8.30%, due 08/15/31	75,000	86,700
United Mexican States 6.75%, due 09/27/34	350,000	342,125

Total Foreign Government Obligations
(Identified cost $5,279,953)		5,581,353

ANNUAL REPORT

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Municipal Bonds — 1.63%

Consumer Services — 0.21%
South Carolina State Public Service Authority 5.00%, due 01/01/13 (FSA Insured)	$160,000	$179,237

Education — 0.11%
Fairfax County Virginia 5.25%, due 04/01/13	80,000	91,590

Food, Beverages & Tobacco — 0.65%
Golden State Tobacco Securitization 6.75%, due 06/01/39	80,000	78,944
Golden State Tobacco Securitization 7.90%, due 06/01/42	40,000	43,067
Tobacco Settlement Authority (Iowa) 5.60%, due 06/01/35	100,000	82,958
Tobacco Settlement Financing Corporation (New Jersey) 6.375%, due 06/01/32	255,000	240,945
Tobacco Settlement Financing Corporation (New Jersey) 6.00%, due 06/01/37	130,000	114,885

		560,799

Utilities — 0.66%
New York City Municipal Water 5.00%, due 06/15/35	150,000	153,604
Rhode Island Clean Water Finance Agency (MBIA Insured) 5.00%, due 10/01/28	100,000	103,360
San Antonio Texas Water Revenue (FSA Insured) 5.00%, due 05/15/32	300,000	306,612

		563,576

Total Municipal Bonds
(Identified cost $1,355,155)		1,395,202

Short-Term Investments — 54.80%

Fannie Mae — 4.12%
1.725%, due 12/01/04 (s)	800,000	798,850
1.98%, due 01/24/05 (v)	1,400,000	1,393,532
2.958%, due 03/01/33 (v)	374,269	379,761
5.171%, due 04/01/33	55,177	56,109
1.80%, due 12/15/04	100,000	99,780
1.85%, due 12/22/04	800,000	797,903

		3,525,935

Federal Home Loan Banks — 0.93%
1.66%, due 11/26/04	100,000	99,885
1.75%, due 12/08/04	700,000	698,741

		798,626

	Number of Shares or Principal Amount	Value

Ginnie Mae — 0.18%
3.375%, due 04/20/27 (v)	$34,028	$34,278
4.00%, due 01/20/16 (v)	33,391	33,657
4.625%, due 11/20/22 (v)	16,406	16,662
4.75%, due 09/20/21 (v)	54,536	55,185
4.75%, due 07/20/27 (v)	11,357	11,489

		151,271

U. S. Treasury Bills — 3.28%
1.575%, due 12/02/04 (p)	195,000	194,736
1.595%, due 12/02/04 (p)	50,000	49,931
1.58%, due 12/16/04 (p)	20,000	19,960
1.63%, due 12/16/04 (p)	50,000	49,898
1.649%, due 12/16/04 (p)	20,000	19,959
1.65%, due 12/16/04 (p)	2,300,000	2,295,256
1.658%, due 12/16/04 (p)	180,000	179,627

		2,809,367

Commercial Paper (p) — 46.29%

Domestic Commercial Paper — 14.51%
CDC 1.67%, due 11/23/04	800,000	799,184
Danske Corporation 1.645%, due 11/22/04	200,000	199,808
Danske Corporation 1.725%, due 12/03/04	500,000	499,233
Du Pont (E I) De Nemours & Company 1.885%, due 12/21/04	1,900,000	1,895,026
General Electric Capital Corporation 1.61%, due 11/16/04	500,000	499,665
General Motors Acceptance Corporation 2.404%, due 03/22/05	210,000	208,023
General Motors Acceptance Corporation 2.495%, due 04/05/05	600,000	593,554
Shell Finance 1.685%, due 11/24/04	1,100,000	1,098,816
SLM Student Loan Trust 1.90%, due 12/15/04	45,442	45,430
UBS Finance Inc. 1.765%, due 12/07/04	600,000	598,941
UBS Finance Inc. 2.03%, due 02/22/05	1,200,000	1,192,354
UBS Finance Inc. 2.07%, due 02/28/05	400,000	397,263
Unicredit Delaware 1.635%, due 11/05/04	1,600,000	1,599,710
Unicredit Delaware 1.985%, due 01/31/05	900,000	895,484
Westpac Capital Corporation 1.665%, due 11/23/04	1,800,000	1,798,168
Westpac Capital Corporation 1.69%, due 11/26/04	100,000	99,883

		12,420,542

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

	Number of Shares or Principal Amount	Value

Foreign Commercial Paper — 31.78%
ANZ Delaware Inc. 1.635%, due 11/18/04	$1,200,000	$1,199,073
ANZ Delaware Inc. 1.64%, due 11/18/04	500,000	499,613
ANZ Delaware Inc. 1.83%, due 12/01/04	300,000	299,543
ANZ Delaware Inc. 1.845%, due 12/17/04	500,000	498,821
ASB Bank 1.73%, due 12/03/04	1,600,000	1,597,540
ASB Bank 2.04%, due 02/14/05	800,000	795,240
Bank of Ireland 1.785%, due 12/08/04	2,300,000	2,295,780
Barclays United States Fund 1.61%, due 11/03/04	400,000	399,964
Barclays United States Fund 1.80%, due 12/08/04	2,000,000	1,996,300
Barclays United States Fund 1.985%, due 02/01/05	100,000	99,493
Dexia 2.01%, due 01/21/05	1,000,000	995,478
DNB Bank 1.73%, due 12/02/04	500,000	499,255
DNB Bank 1.725%, due 12/03/04	900,000	898,620
DNB Bank 1.81%, due 12/20/04	200,000	199,507
DNB Bank 1.84%, due 12/23/04	900,000	897,608
European Investment Bank 1.785%, due 12/13/04	2,000,000	1,995,835
HBOS Treasury Services 1.715%, due 11/26/04	1,700,000	1,697,975
HBOS Treasury Services 1.82%, due 12/14/04	300,000	299,348
HBOS Treasury Services 2.07%, due 02/22/05	500,000	496,751
HSBC Bank 4.625%, due 04/01/14	60,000	59,271
ING U.S. Funding 1.79%, due 12/10/04	1,800,000	1,796,509
ING U.S. Funding 1.82%, due 12/16/04	700,000	698,408
Nordea North America Inc. 1.97%, due 02/01/05	500,000	497,483
Royal Bank of Canada 1.81%, due 12/22/04	2,300,000	2,294,102
Spintab Swedmortgage 1.71%, due 12/03/04	200,000	199,696
Stadshypotek Bank 1.82%, due 12/14/04	400,000	399,130
Svenska Handlesbanken Inc. 1.625%, due 11/04/04	100,000	99,986
Svenska Handlesbanken Inc. 1.74%, due 12/03/04	400,000	399,381
Svenska Handlesbanken Inc. 1.79%, due 12/08/04	2,000,000	1,996,321
Swedbank Forenings 1.785%, due 12/07/04	600,000	598,929
Swedbank Forenings 1.80%, due 12/20/04	500,000	498,775

		27,199,735

Total Short-Term Investments
(Identified cost $46,905,476)		46,905,476

	Number of Shares or Principal Amount	Value

Repurchase Agreement — 1.22%
State Street Bank & Trust Repurchase Agreement 1.45%, due 11/01/04 Proceeds $1,048,127 Collateral: U.S. Treasury Bond $665,000, 11.25% due 02/15/15, Value $1,090,663	$1,048,000	$1,048,000

Total Repurchase Agreement
(Identified cost $1,048,000)		1,048,000

Total Investments
(Identified cost $95,300,533)		$96,248,628

Call Options Written — (0.03%)
U.S. Treasury Notes 10-Year Futures, Strike Price 115, Expires 11/26/04	(14)	(3,281)
U.S. Treasury Notes 10-Year Futures, Strike Price 114, Expires 11/26/04	(40)	(22,500)

Total Call Options Written
(Premiums received $33,641)		(25,781)

Other Assets Less Liabilities — (12.42)%		(10,628,508)

Net Assets — 100%		$85,594,339

(d)	Security is fair valued at October 31, 2004.
(p)	Security is segregated as collateral for open futures contracts.
(q)	Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
(r)	Remarketable Security. With remarketable securities the remarketing dealer or lead manager may opt to either redeem or remarket the security during a specified period time.
(s)	The rate shown is the current effective yield.
(v)	Variable rate security; interest rate is as of October 31, 2004.
(x)	Company has filed for bankruptcy protection but is currently not in default of interest.
(144A)	The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
(MBIA)	Municipal Bond Insurance Association
(FSA)	Financial Security Assurance.

ANNUAL REPORT

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS — (Continued)

October 31, 2004

(REGS)	Regulation S Security. Security is offered and sold outside the United States, therefore, it need not be registered eith the SEC under rules 903 and 904 of the Securities Act of 1933.
(REMIC)	Real Estate Mortgage Investment Conduit.
(TBA)	To be Announced — certain specific security details such as final par amount and maturity date have not yet been determined.
(TIPS)	Treasury Inflation Protected Security. Principal amount is periodically adjusted for inflation.

Open futures contracts outstanding at October 31, 2004 are as follows:

Description	Expiration Month	Contracts	Unrealized Appreciation/ (Depreciation)
Long Germany/Federative Republic 5-Year Bonds	12/04	58	$91,141
Long Germany/Federative Republic 10-year Bonds	12/04	6	17,780
Long Japan Government 10-Year Bonds	12/04	1	16,530
Long U.S. Treasury 10-Year Notes	12/04	165	192,625
Long Eurodollar Futures	06/05	40	38,788
Long Eurodollar Futures	09/05	66	18,575

			$375,439

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Money Market Fund

EXPENSE INFORMATION

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period May 1, 2004 through October 31, 2004.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/01/04	Annualized Expense Ratio For the Period	Ending Account Value 10/31/04	Expenses Paid During the Period*

Based on actual return
Class A	$1,000.00	0.69%	$999.14	$3.48
Class B	1,000.00	0.69%	999.14	3.48
Class C	1,000.00	0.69%	999.14	3.48
Class Y	1,000.00	0.69%	999.14	3.48

Based on assumed 5% return
Class A	1,000.00	0.69%	1,021.73	3.52
Class B	1,000.00	0.69%	1,021.73	3.52
Class C	1,000.00	0.69%	1,021.73	3.52
Class Y	1,000.00	0.69%	1,021.73	3.52

*	Expenses are equal to the Fund’s annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 366 to reflect the one-half year period.

ANNUAL REPORT

Enterprise Money Market Fund

THE ENTERPRISE Group of Funds, Inc.

Enterprise Money Market Fund

PORTFOLIO OF INVESTMENTS

October 31, 2004

	Number of Shares or Principal Amount	Value

Commercial Paper — 66.46%

Domestic Commercial Paper — 34.86%
Bank of America Corporation 1.87% due 12/20/04	$15,000,000	$14,961,821
BellSouth Corporation 1.78% due 11/10/04	17,000,000	16,992,435
Ciesco 1.78% due 11/09/04	8,000,000	7,996,836
Edison Asset Securitization 1.95% due 12/22/04	11,000,000	10,969,613
Goldman Sachs Group 1.77% due 11/09/04	8,000,000	7,996,853
Liberty Street Funding Corporation, 1.85% due 11/18/04	15,000,000	14,986,896
Lockhart Funding 2.05% due 03/23/05 (144A)	15,000,000	14,878,708
Mane Funding Corporation 1.85% due 11/18/04	10,000,000	9,991,264
Sheffield Receivables Corporation, 1.78% due 11/09/04	8,655,000	8,651,576
Starbird Funding Corporation, 1.85% due 11/24/04 (144A)	12,000,000	11,985,817
UBS Finance Inc. 1.85% due 11/01/04	15,000,000	15,000,000
SBC Communications Inc. 1.78% due 11/03/04	2,555,000	2,554,747

		136,966,564

Foreign Commercial Paper — 31.60%
Amsterdam Funding Corporation 1.78% due 11/03/04	11,300,000	11,298,883
Banque Generale Du Luxembourg 1.78% due 11/15/04	17,000,000	16,988,232
BP Amoco Capital 1.84% due 11/01/04	16,621,000	16,621,000
Compass Securities 1.78% due 11/10/04	17,302,000	17,294,301
Depfa Bank Europe 1.775% due 11/15/04	16,000,000	15,988,956
Government of Quebec 1.35% due 01/11/05 (144A)	9,700,000	9,674,174
ING U.S. Funding 1.78% due 11/08/04	6,300,000	6,297,820
Natexis Banques Populaires 1.78% due 11/02/04	15,000,000	14,999,258
Thames Asset Global Securities 1.86% due 11/18/04	15,000,000	14,986,825

		124,149,449

Total Commercial Paper
(Identified cost $261,116,013)		261,116,013

Short-Term Corporate Notes — 9.60%
American Express Credit Corporation, 1.15% due 11/05/04 (v)	3,000,000	3,000,000
General Electric Capital Corporation, 1.20% due 11/16/04 (v)	3,850,000	3,850,000
Goldman Sachs Promissory Note 1.425% due 07/18/05 (v)	8,000,000	8,000,000

	Number of Shares or Principal Amount	Value

Merrill Lynch & Company Inc. 1.473% due 11/11/04 (v)	$2,000,000	$2,000,000
Royal Bank of Canada 1.10% due 11/10/04 (v)	6,000,000	6,000,000
Vodafone Airtouch 7.625% due 02/15/05	4,550,000	4,630,189
Caterpillar Financial Services, 1.69% due 07/09/05 (v)	6,000,000	6,000,000
Morgan Stanley Group Inc. 1.426% due 11/15/04 (v)	4,250,000	4,250,000

Total Short-Term Corporate Notes
(Identified cost $37,730,189 )		37,730,189

Agency Obligations — 22.06%

Fannie Mae — 9.60%
1.89% due 12/22/04	7,784,000	7,763,158
1.60% due 12/29/04	11,700,000	11,700,000
1.19% due 02/14/05 (v)	10,850,000	10,850,000
1.77% due 06/09/05 (v)	7,400,000	7,398,727

		37,711,885

Federal Home Loan Banks — 6.57%
1.47% due 03/01/05	6,560,000	6,560,000
1.40% due 04/01/05	10,850,000	10,849,874
1.66% due 05/16/05	8,400,000	8,400,000

		25,809,874

Freddie Mac — 5.89%
1.88% due 12/21/04	4,900,000	4,887,206
1.50% due 02/14/05 (v)	10,850,000	10,850,000
2.00% due 10/07/05 (v)	7,400,000	7,400,000

		23,137,206

Total Agency Obligations
(Identified cost $86,658,965)		86,658,965

Foreign Certificates of Deposit — 2.01%
Canadian Imperial Bank 1.46% due 11/17/04	7,900,000	7,899,966

Total Foreign Certificates of Deposit
(Identified cost $7,899,966)		7,899,966

Total Investments
(Identified cost $393,405,133)		$393,405,133

Other Assets Less Liabilities — (0.13)%		(521,632)

Net Assets — 100%		$392,883,501

(144A)	The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
(v)	Variable rate security. The interest shown is the current interest rate, which will adjust on predetermined dates. The date shown is the earlier of actual maturity or the next date that the Fund can opt to have the security matured or extended.

See notes to financial statements.

ANNUAL REPORT

[This Page Intentionally Left Blank]

THE ENTERPRISE Group of Funds, Inc.

Statements of Assets and Liabilities

October 31, 2004

	AGGRESSIVE STOCK
	Multi-Cap Growth Fund	Small Company Growth Fund		Small Company Value Fund		Capital Appreciation Fund
Assets:
Investments at value	$81,790,994	$108,689,899	(1)	$589,658,198	(1)	$262,804,245
Cash	867	184		427		505
Foreign currency at value (cost — $66,391, $206,976, $155, $10,781 and $411,803)	—	—		—		67,874
Receivable for fund shares sold	79,505	72,771		810,714		946,698
Receivable for investments sold	1,105,531	1,007,875		—		10,747,685
Investments income receivable	2,726	16,567		228,110		235,600
Receivable for margin variation on open futures	—	—		—		—
Due from investment adviser	—	25,993		—		—
Other assets	37,239	41,390		70,198		58,406
Total assets	$83,016,862	$109,854,679		$590,767,647		$274,861,013
Liabilities:
Payable for fund shares redeemed	404,438	280,172		3,341,763		381,293
Options written, at market value (premiums received $33,641)	—	—		—		—
Payable due upon return of securities lent (note 6)	—	580,500		19,352		—
Payable for investments purchased	1,643,235	1,009,498		—		4,339,032
Dividends and distributions payable	—	—		—		—
Payable for margin variation on open futures	—	—		—		—
Due to investment adviser	13,191	—		—		—
Accrued expenses and other liabilities	71,306	80,048		341,525		143,056
Total liabilities	$2,132,170	$1,950,218		$3,702,640		$4,863,381
Net assets	$80,884,692	$107,904,461		$587,065,007		$269,997,632
Analysis of net assets
Paid-in capital	210,638,039	107,446,826		451,223,327		285,334,046
Undistributed (accumulated) net investment income (loss)	—	—		—		—
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(138,711,163)	(13,056,557)		3,321,693		(70,260,868)
Unrealized appreciation (depreciation) on investments and foreign currency denominated amounts	8,957,816	13,514,192		132,519,987		54,924,454
Net assets	$80,884,692	$107,904,461		$587,065,007		$269,997,632
Class A: Net assets	$30,501,081	$44,184,474		$254,300,177		$159,201,340
Shares outstanding	4,633,001	1,670,609		24,340,960		5,318,174
Net asset value and redemption price per share	$6.58	$26.45		$10.45		$29.94
Maximum sales charge per share	$0.33	$1.32		$0.52		$1.49
Maximum offering price per share, including sales charge of 4.75% (except 3.50% for Short Duration Bond Fund and 0.00% for Money Market Fund)	$6.91	$27.77		$10.97		$31.43
Class B: Net assets	$39,379,190	$37,429,847		$208,457,056		$66,639,243
Shares outstanding	6,156,143	1,482,403		21,288,695		2,396,063
Net asset value and offering price per share	$6.40	$25.25		$9.79		$27.81
Class C: Net assets	$10,709,161	$15,855,928		$114,720,847		$37,031,952
Shares outstanding	1,677,291	625,775		11,426,752		1,294,060
Net asset value and offering price per share	$6.38	$25.34		$10.04		$28.62
Class Y: Net assets	$295,260	$10,434,212		$9,586,927		$7,125,097
Shares outstanding	43,846	381,466		873,660		229,755
Net asset value, offering and redemption price per share	$6.73	$27.35		$10.97		$31.01
Investments at cost	$72,833,178	$95,176,225		$457,138,211		$207,881,275

(1)	Includes securities loaned valued at $571,857 for Small Company Growth, $1,974 for Small Company Value, $14,793 for Mergers and Acquisitions and $1,401,293 for High-Yield Bond (see note 6).

See notes to financial statements.

ANNUAL REPORT

STOCK					INTERNATIONAL	SECTOR SPECIALTY
Deep Value Fund	Equity Fund	Equity Income Fund	Growth Fund	Growth and Income Fund	International Growth Fund	Global Financial Services Fund	Global Socially Responsive Fund

$39,221,430	$176,697,407	$146,117,538	$1,617,597,094	$180,196,395	$74,843,297	$35,607,280	$12,000,225
824	92	1,242,556	335	484	87,238	97,553	394
—	—	—	—	—	—	216,607	157
40,423	239,679	707,578	3,462,199	152,659	88,471	97,484	157,577
160,909	100,638	675,793	10,934,319	1,610,492	—	—	37,455
73,511	314	168,113	2,044,831	209,970	160,423	94,745	9,848
—	—	—	—	—	—	—	—
10,237	744	18,524	—	21,692	—	3,173	6,103
33,389	44,514	39,804	134,493	45,947	40,187	42,769	38,515
$39,540,723	$177,083,388	$148,969,906	$1,634,173,271	$182,237,639	$75,219,616	$36,159,611	$12,250,274

111,343	638,763	351,052	6,803,122	256,836	222,036	25,313	7,241
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
263,622	292,409	1,229,426	21,797,222	509,646	—	—	39,482
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	753	—	—
27,615	102,181	80,036	854,997	120,916	63,181	28,211	11,984
$402,580	$1,033,353	$1,660,514	$29,455,341	$887,398	$285,970	$53,524	$58,707
$39,138,143	$176,050,035	$147,309,392	$1,604,717,930	$181,350,241	$74,933,646	$36,106,087	$12,191,567

36,587,555	214,772,012	126,245,950	1,777,045,838	200,472,687	103,582,088	27,570,876	11,850,708
96,944	—	354,504	—	—	36,749	612,868	5,031
(642,993)	(68,659,599)	1,925,211	(311,458,857)	(39,415,789)	(35,227,428)	1,238,749	(573,989)
3,096,637	29,937,622	18,783,727	139,130,949	20,293,343	6,542,237	6,683,594	909,817
$39,138,143	$176,050,035	$147,309,392	$1,604,717,930	$181,350,241	$74,933,646	$36,106,087	$12,191,567
$17,346,590	$74,982,542	$90,019,909	$961,076,764	$68,849,262	$32,757,268	$12,943,412	$5,553,710
1,747,916	12,546,169	3,571,185	61,562,573	2,161,420	2,546,256	1,693,796	601,078
$9.92	$5.98	$25.21	$15.61	$31.85	$12.86	$7.64	$9.24
$0.49	$0.30	$1.26	$0.78	$1.59	$0.64	$0.38	$0.46
$10.41	$6.28	$26.47	$16.39	$33.44	$13.50	$8.02	$9.70
$14,633,800	$54,059,142	$43,698,173	$391,307,239	$77,038,382	$18,181,153	$10,878,138	$2,520,805
1,488,325	9,393,137	1,766,620	26,578,703	2,504,318	1,486,715	1,440,961	279,070
$9.83	$5.76	$24.74	$14.72	$30.76	$12.23	$7.55	$9.03
$6,804,781	$42,206,147	$12,909,919	$195,473,056	$16,059,784	$8,796,246	$3,547,974	$2,199,992
692,041	7,325,382	518,449	13,093,597	521,478	714,460	471,251	243,676
$9.83	$5.76	$24.90	$14.93	$30.80	$12.31	$7.53	$9.03
$352,972	$4,802,204	$681,391	$56,860,871	$19,402,813	$15,198,979	$8,736,563	$1,917,059
35,303	783,387	26,998	3,481,527	592,456	1,161,824	1,136,562	203,582
$10.00	$6.13	$25.24	$16.33	$32.75	$13.08	$7.69	$9.42
$36,124,793	$146,759,785	$127,333,811	$1,478,466,145	$159,903,052	$68,306,651	$28,937,000	$11,090,490

THE ENTERPRISE Group of Funds, Inc.

Statements of Assets and Liabilities — (Continued)

October 31, 2004

				DOMESTIC HYBRID
	Mergers and Acquisitions Fund		Technology Fund	Managed Fund	Strategic Allocation Fund
Assets:
Investments at value	$251,751,377	(1)	$74,715,440	$122,549,737	$37,172,591
Cash	244		904	262	—
Foreign currency at value (cost — $66,391, $206,976, $155, $10,781 and $411,803)	10,871		—	—	—
Receivable for fund and shares sold	901,680		71,107	461,751	7,342
Receivable for investments sold	1,377,839		4,193,157	611,000	241,404
Investments income receivable	65,343		384	372,053	87,568
Receivable for margin variation on open futures	—		—	—	—
Due from investment adviser	—		—	18,989	8,811
Other assets	43,844		38,891	47,859	36,987
Total assets	$254,151,198		$79,019,883	$124,061,651	$37,554,703
Liabilities:
Payable for fund shares redeemed	531,533		243,046	853,740	106,794
Options written, at market value (premiums received $33,641)	—		—	—	—
Payable due upon return of securities lent (note 6)	38,928		—	—	—
Payable for investments purchased	4,205,873		6,091,428	1,383,325	123,926
Dividends and distributions payable	—		—	—	—
Payable for margin variation on open futures	—		—	5,081	—
Due to investment adviser	—		19,835	—	—
Bank overdraft	—		—	—	266,101
Accrued expenses and other liabilities	120,244		76,245	92,116	28,042
Total liabilities	$4,896,578		$6,430,554	$2,334,262	$524,863
Net assets	$249,254,620		$72,589,329	$121,727,389	$37,029,840
Analysis of net assets
Paid-in capital	237,145,919		335,758,443	151,336,465	35,507,708
Undistributed (accumulated) net investment income (loss)	—		—	320,976	6,180
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	8,335,819		(272,388,094)	(35,546,127)	(752,271)
Unrealized appreciation (depreciation) on investments and foreign currency denominated amounts	3,772,882		9,218,980	5,616,075	2,268,223
Net assets	$249,254,620		$72,589,329	$121,727,389	$37,029,840
Class A: Net assets	$120,464,654		$27,549,316	$61,414,649	$14,405,608
Shares outstanding	10,695,522		3,257,151	9,133,647	1,428,881
Net asset value and redemption price per share	$11.26		$8.46	$6.72	$10.08
Maximum sales charge per share	$0.56		$0.42	$0.34	$0.50
Maximum offering price per share, including sales charge of 4.75% (except 3.50% for Short Duration Bond Fund and 0.00% for Money Market Fund)	$11.82		$8.88	$7.06	$10.58
Class B: Net assets	$45,335,451		$34,889,199	$53,199,810	$13,490,380
Shares outstanding	4,110,365		4,241,121	8,129,222	1,359,963
Net asset value and offering price per share	$11.03		$8.23	$6.54	$9.92
Class C: Net assets	$71,453,754		$9,597,602	$6,732,386	$7,796,284
Shares outstanding	6,477,229		1,166,968	1,032,207	786,177
Net asset value and offering price per share	$11.03		$8.22	$6.52	$9.92
Class Y: Net assets	$12,000,761		$553,212	$380,544	$1,337,568
Shares outstanding	1,048,113		63,729	56,037	131,156
Net asset value, offering and redemption price per share	$11.45		$8.68	$6.79	$10.20
Investments at cost	$247,978,584		$65,496,460	$116,911,632	$34,904,368

See notes to financial statements.

ANNUAL REPORT

		INCOME			MONEY MARKET

Government Securities Fund	High-Yield Bond Fund	Short Duration Bond Fund	Tax-Exempt Income Fund	Total Return Fund	Money Market Fund

$230,197,353	$251,859,755 (1)	$29,569,873	$31,631,875	$96,248,628	$393,405,133
473	24	21,849	169,308	724	18,008
—	—	—	—	418,036	—
317,841	531,443	40,804	3,520	113,911	516,357
—	1,107,061	1,002,120	—	340,969	—
1,251,847	5,484,316	168,857	482,680	364,396	389,782
—	—	—	—	71,471	—
48,948	15,260	6,546	10,081	18,743	—
53,138	48,381	45,282	32,324	40,855	61,526
$231,869,600	$259,046,240	$30,855,331	$32,329,788	$97,617,733	$394,390,806

846,037	660,454	24,363	19,097	529,073	302,408
—	—	—	—	25,781	—
—	1,426,635	—	—	—	—
—	1,113,919	—	—	11,379,593	—
79,748	392,343	13,222	26,688	11,184	2,760
—	—	—	—	—	—
—	—	—
—	—	—	—	—	—
154,396	126,228	14,277	16,931	77,763	1,202,137
$1,080,181	$3,719,579	$51,862	$62,716	$12,023,394	$1,507,305
$230,789,419	$255,326,661	$30,803,469	$32,267,072	$85,594,339	$392,883,501

226,085,098	263,293,300	30,927,532	29,978,470	82,450,700	392,883,501
208,008	(17,425)	—	—	49,391	—
(22,367)	(23,687,867)	—	27,108	1,775,190	—
4,518,680	15,738,653	(124,063)	2,261,494	1,319,058	—
$230,789,419	$255,326,661	$30,803,469	$32,267,072	$85,594,339	$392,883,501
$113,032,152	$108,141,951	$13,747,151	$22,033,677	$37,432,537	$335,343,788
8,877,157	10,844,551	1,374,176	1,553,215	3,535,326	335,343,788
$12.73	$9.97	$10.00	$14.19	$10.59	$1.00
$0.63	$0.50	$0.36	$0.71	$0.53	—

$13.36	$10.47	$10.36	$14.90	$11.12	$1.00
$75,214,321	$71,373,372	$8,939,953	$6,711,634	$26,356,324	$38,669,281
5,915,957	7,165,006	895,342	472,984	2,490,418	38,669,281
$12.71	$9.96	$9.98	$14.19	$10.58	$1.00
$20,320,580	$45,239,323	$6,691,518	$3,419,010	$19,730,395	$11,301,217
1,598,568	4,542,043	670,279	240,985	1,864,540	11,301,217
$12.71	$9.96	$9.98	$14.19	$10.58	$1.00
$22,222,366	$30,572,015	$1,424,847	$102,751	$2,075,083	$7,569,215
1,747,683	3,064,225	142,361	7,241	196,088	7,569,215
$12.72	$9.98	$10.01	$14.19	$10.58	$1.00
$225,678,673	$236,121,102	$29,693,936	$29,370,381	$95,300,533	$393,405,133

THE ENTERPRISE Group of Funds, Inc.

Statements of Operations

For the Years Ended October 31, 2004 and December 31, 2003

	AGGRESSIVE STOCK
	Multi-Cap Growth Fund		Small Company Growth Fund
	Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Ten Months Ended October 31, 2004	Year Ended December 31, 2003
Investment income:
Dividends	$223,992 (1)	$463,374 (1)	$182,557 (1)	$105,292
Interest	28,790	48,575	49,209	91,960
Securities lending	—	—	49,079	37,540
Other	33	—	6,649	—
Total investment income	252,815	511,949	287,494	234,792
Expenses:
Investment advisory fees	749,594	823,428	931,727	958,831
Distribution fees, Class A	122,928	128,472	167,740	168,639
Distribution fees, Class B	367,460	415,725	332,958	362,180
Distribution fees, Class C	97,483	111,892	136,473	130,957
Transfer agent fees	369,522	448,270	400,943	431,828
Custodian and accounting fees	32,779	41,422	37,776	36,991
Audit and legal fees	16,476	15,192	22,358	17,834
Reports to shareholders	23,564	21,103	31,722	27,862
Registration fees	31,021	39,438	30,929	39,528
Directors’ fees	2,018	1,227	2,573	1,561
Other expenses	3,595	8,186	5,220	9,680
Total expenses	1,816,440	2,054,355	2,100,419	2,185,891
Expense reimbursement	(66,668)	(158,160)	(345,118)	(373,519)
Expenses reduced by expense offset arrangements	—	—	—	—
Total expenses, net of reimbursement and expense offset arrangements	1,749,772	1,896,195	1,755,301	1,812,372
Net investment income (loss)	(1,496,957)	(1,384,246)	(1,467,807)	(1,577,580)
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	3,830,048	7,145,330	346,533	(9,546,879)
Net realized gain (loss) on foreign currency transactions	—	—	6,499	—
Net realized gain (loss) on swap transactions	—	—	—	—
Net realized gain (loss) on futures transactions	—	—	—	—
Net realized gain (loss) on option transactions	—	—	—	—
Net increase from payments by affiliate	—	—	—	—
Net change in unrealized gain (loss) on investments	(5,211,068)	17,324,410	(611,639)	31,596,052
Net change in unrealized gain (loss) on foreign currency transactions	—	—	—	—
Net change unrealized gain (loss) on swap transactions	—	—	—	—
Net change unrealized gain (loss) on futures transactions	—	—	—	—
Net change unrealized gain (loss) on option transactions	—	—	—	—
Net realized and unrealized gain (loss)	(1,381,020)	24,469,740	(258,607)	22,049,173
Increase (decrease) in net assets resulting from operations	$(2,877,977)	$23,085,494	$(1,726,414)	$20,471,593

(1)	Net of foreign taxes withheld of $5,447 and $3,252 for Multi-Cap Growth, $4,673 for Small Company Growth, $3,790 and $5,205 for Small Company Value, $21,207 and $20,433 for Capital Appreciation, $5,147 and $1,480 for Deep Value, $44,973 and $12,786 for Equity Income, $120,862 for Growth, $7,029 for Growth and Income, $187,520 and $138,955 for International Growth, $74,084 and $66,054 for Global Financial Services, $13,993 and $6,775 for Global Socially Responsive, $6,986 and $11,627 for Mergers and Acquisitions and $5,519 for Technology.
(2)	Includes $12,240 and $24,280 of income from an affiliated company.

See notes to financial statements.

ANNUAL REPORT

				STOCK
Small Company Value Fund				Capital Appreciation Fund		Deep Value Fund		Equity Fund
Ten Months Ended October 31, 2004		Year Ended December 31, 2003		Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Ten Months Ended October 31, 2004	Year Ended December 31, 2003

$5,584,551	(1)(2)	$5,187,508	(1)(2)	$2,097,028 (1)	$1,465,464 (1)	$636,639 (1)	$486,597 (1)	$422,293	$393,142
230,255		94,415		43,178	52,395	5,524	4,014	20,764	35,606
123,770		93,120		14,105	21,605	1,733	1,354	9,089	7,459
189		—		131,297	—	12	—	25,032	—
5,938,765		5,375,043		2,285,608	1,539,464	643,908	491,965	477,178	436,207

3,680,174		3,554,437		1,627,768	1,471,453	226,352	153,473	1,082,455	923,111
950,724		916,296		572,281	523,952	58,722	38,328	275,342	228,541
1,762,522		1,736,883		575,648	569,287	116,928	84,296	460,103	417,982
945,921		885,923		274,992	206,723	51,365	32,504	340,196	291,682
1,399,842		1,406,998		653,828	625,847	128,229	100,885	461,711	418,026
154,236		157,946		69,734	66,437	24,056	21,631	43,722	44,062
121,960		86,983		57,524	35,626	8,893	3,734	38,889	22,708
173,146		136,989		80,542	53,502	12,458	5,919	53,537	31,951
37,871		50,548		51,802	60,507	29,299	40,139	30,870	42,748
13,840		7,517		6,189	3,199	901	341	4,200	1,924
28,618		34,013		13,521	17,629	1,423	4,324	9,676	12,284
9,268,854		8,974,533		3,983,829	3,634,162	658,626	485,574	2,800,701	2,435,019
—		—		—	—	(114,716)	(115,584)	(65,273)	(81,415)
—		—		(44,917)	(46,754)	—	—	—	—

9,268,854		8,974,533		3,938,912	3,587,408	543,910	369,990	2,735,428	2,353,604
(3,330,089)		(3,599,490)		(1,653,304)	(2,047,944)	99,998	121,975	(2,258,250)	(1,917,397)

12,857,257		(1,734,370)		6,162,002	1,086,052	1,211,087	(316,062)	(12,827,852)	(23,025,102)
99		(23)		(34,028)	(38,797)	—	—	—	—
—		—		—	—	—	—	—	—
—		—		—	—	—	—	—	—
—		—		—	—	—	—	—	—
—		—		—	—	—	—	—	—
26,693,537		160,832,831		(2,613,953)	55,783,995	(609,197)	5,765,707	19,172,671	72,713,223

—		—		1,483	3,850	—	—	—	—
—		—		—	—	—	—	—	—
—		—		—	—	—	—	—	—
—		—		—	—	—	—	—	—
39,550,893		159,098,438		3,515,504	56,835,100	601,890	5,449,645	6,344,819	49,688,121
$36,220,804		$155,498,948		$1,862,200	$54,787,156	$701,888	$5,571,620	$4,086,569	$47,770,724

THE ENTERPRISE Group of Funds, Inc.

Statements of Operations — (Continued)

For the Years Ended October 31, 2004 and December 31, 2003

	STOCK
	Equity Income Fund		Growth Fund
	Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Ten Months Ended October 31, 2004	Year Ended December 31, 2003
Investment income:
Dividends	$2,690,752 (1)	$2,740,845 (1)	$16,417,269	$19,445,505 (1)
Interest	37,873	96,428	487,626	806,780
Securities lending	24,973	2,908	15,717	82,078
Other	13,178	—	22,557	—
Total investment income	2,766,776	2,840,181	16,943,169	20,334,363
Expenses:
Investment advisory fees	814,117	753,049	10,554,665	11,142,992
Distribution fees, Class A	296,520	272,183	3,713,796	3,629,422
Distribution fees, Class B	334,193	320,734	3,614,261	4,379,143
Distribution fees, Class C	89,067	76,125	1,725,361	1,923,141
Transfer agent fees	306,319	303,832	3,642,231	3,852,976
Custodian and accounting fees	44,963	43,112	341,491	389,663
Audit and legal fees	28,765	18,364	324,561	274,363
Reports to shareholders	40,761	29,086	476,612	437,513
Registration fees	30,961	41,310	52,870	72,226
Directors’ fees	3,182	1,573	37,152	25,706
Other expenses	5,266	9,477	85,391	110,753
Total expenses	1,994,114	1,868,845	24,568,391	26,237,898
Expense reimbursement	(134,566)	(145,537)	—	—
Expenses reduced by expense offset arrangements	—	—	—	—
Total expenses, net of reimbursement and expense offset arrangements	1,859,548	1,723,308	24,568,391	26,237,898
Net investment income (loss)	907,228	1,116,873	(7,625,222)	(5,903,535)
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	10,335,586	(2,652,620)	57,387,825	(39,304,910)
Net realized gain (loss) on foreign currency transactions	(1,194)	(26)	—	—
Net realized gain (loss) on swap transactions	—	—	—	—
Net realized gain (loss) on futures transactions	—	—	—	—
Net realized gain (loss) on option transactions	—	—	—	—
Net increase from payments by affiliate	—	—	—	—
Net change in unrealized gain (loss) on investments	1,265,228	25,800,803	(78,830,666)	270,139,174
Net change in unrealized gain (loss) on foreign currency transactions	—	—	—	—
Net change unrealized gain (loss) on swap transactions	—	—	—	—
Net change unrealized gain (loss) on futures transactions	—	—	—	—
Net change unrealized gain (loss) on option transactions	—	—	—	—
Net realized and unrealized gain (loss)	11,599,620	23,148,157	(21,442,841)	230,834,264
Increase (decrease) in net assets resulting from operations	$12,506,848	$24,265,030	$(29,068,063)	$224,930,729

(1)	Net of foreign taxes withheld of $5,447 and $3,252 for Multi-Cap Growth, $4,673 for Small Company Growth, $3,790 and $5,205 for Small Company Value, $21,207 and $20,433 for Capital Appreciation, $5,147 and $1,480 for Deep Value, $44,973 and $12,786 for Equity Income, $120,862 for Growth, $7,029 for Growth and Income, $187,520 and $138,955 for International Growth, $74,084 and $66,054 for Global Financial Services, $13,993 and $6,775 for Global Socially Responsive, $6,986 and $11,627 for Mergers and Acquisitions and $5,519 for Technology.
(2)	Includes $12,240 and $24,280 of income from an affiliated company.

See notes to financial statements.

ANNUAL REPORT

		INTERNATIONAL		SECTOR SPECIALTY
Growth and Income Fund		International Growth Fund		Global Financial Services Fund			Global Socially Responsive Fund
Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Ten Months Ended October 31, 2004		Year Ended December 31, 2003	Ten Months Ended October 31, 2004	Year Ended December 31, 2003

$2,441,269	$2,829,968 (1)	$1,204,985 (1)	$1,132,928 (1)	$818,541	(1)	$784,992 (1)	$159,832 (1)	$89,998 (1)
24,001	34,187	130	—	2,802		4,420	2,497	2,036
9,133	2,445	31,709	21,867	23,800		20,108	—	—
1,377	—	24	—	1,052		—	4	—
2,475,780	2,866,600	1,236,848	1,154,795	846,195		809,520	162,333	92,034

1,117,860	1,149,856	546,677	515,470	243,333		224,542	71,053	45,565
239,954	234,915	120,819	109,406	45,571		42,068	17,089	12,148
675,116	747,511	168,996	177,074	88,606		84,908	18,041	13,235
132,032	137,165	73,958	70,026	27,357		20,038	15,673	8,777
580,975	644,596	273,386	281,842	98,371		96,340	30,330	41,062
55,832	60,643	20,763	34,366	24,967		25,087	22,253	14,847
35,722	28,055	15,846	11,074	7,295		4,819	2,503	919
51,129	42,003	22,444	16,990	10,432		7,426	3,447	1,495
32,200	40,603	31,673	43,321	33,406		35,182	34,312	36,229
4,198	2,318	1,805	941	825		413	249	83
7,820	12,575	2,823	6,811	724		4,355	(271)	2,622
2,932,838	3,100,240	1,279,190	1,267,321	580,887		545,178	214,679	176,982
(320,737)	(370,849)	(14,990)	(61,806)	(47,196)		(54,749)	(61,244)	(77,007)
—	—	—	—	—		—	—	—

2,612,101	2,729,391	1,264,200	1,205,515	533,691		490,429	153,435	99,975
(136,321)	137,209	(27,352)	(50,720)	312,504		319,091	8,898	(7,941)

11,595,129	(10,117,652)	4,444,189	(7,388,845)	763,266		1,129,913	450,731	9,524
—	—	37,723	43,439	23,668		(35,179)	(3,867)	(3,797)
—	—	—	—	—		—	—	—
—	—	—	—	—		—	—	—
—	8,140	—	—	—		—	—	—
—	—	—	—	—		—	—	—
(4,186,852)	46,803,633	(7,875,466)	24,050,155	1,993,191		7,291,716	(144,216)	1,284,643

—	—	(6,881)	776	4,237		3,337	(30)	31
—	—	—	—	—		—	—	—
—	—	—	—	—		—	—	—
—	—	—	—	—		—	—	—
7,408,277	36,694,121	(3,400,435)	16,705,525	2,784,362		8,389,787	302,618	1,290,401
$7,271,956	$36,831,330	$(3,427,787)	$16,654,805	$3,096,866		$8,708,878	$311,516	$1,282,460

THE ENTERPRISE Group of Funds, Inc.

Statements of Operations — (Continued)

For the Years Ended October 31, 2004 and December 31, 2003

	SECTOR/SPECIALTY
	Mergers and Acquisitions Fund		Technology Fund
	Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Ten Months Ended October 31, 2004	Year Ended December 31, 2003
Investment income:
Dividends	$1,516,713 (1)	$733,011 (1)	$65,679	$93,590 (1)
Interest	936,625	401,985	8,308	76,873
Securities lending	68,151	22,234	—	—
Other	6,834	—	1,529	—
Total investment income	2,528,323	1,157,230	75,516	170,463
Expenses:
Investment advisory fees	1,612,925	875,103	691,319	696,340
Distribution fees, Class A	385,721	189,201	116,465	114,139
Distribution fees, Class B	353,514	272,528	337,662	349,554
Distribution fees, Class C	509,826	256,977	89,814	87,838
Transfer agent fees	428,094	247,578	416,649	486,365
Custodian and accounting fees	76,941	48,059	32,858	32,098
Audit and legal fees	56,508	17,595	16,072	12,854
Reports to shareholders	79,657	27,379	22,024	17,453
Registration fees	37,846	43,775	35,583	62,615
Directors’ fees	5,523	1,615	1,885	1,037
Other expenses	12,170	12,679	3,617	6,672
Total expenses	3,558,725	1,992,489	1,763,948	1,866,965
Expense reimbursement	—	—	(217,571)	(305,741)
Expenses reduced by expense offset arrangements	—	—	—	—
Total expenses, net of reimbursement and expense offset arrangements	3,558,725	1,992,489	1,546,377	1,561,224
Net investment income (loss)	(1,030,402)	(835,259)	(1,470,861)	(1,390,761)
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	7,252,303	6,828,577	3,621,485	16,983,505
Net realized gain (loss) on foreign currency transactions	(53,076)	(143,388)	—	—
Net realized gain (loss) on swap transactions	—	—	—	—
Net realized gain (loss) on futures transactions	—	—	—	—
Net realized gain (loss) on option transactions	—	—	—	—
Net increase from payment by affiliate	—	—	—	—
Net change in unrealized gain (loss) on investments	(2,779,187)	8,543,854	(11,025,190)	22,296,852
Net change in unrealized gain (loss) on foreign currency transactions	90	—	—	—
Net change unrealized gain (loss) on swap transactions	—	—	—	—
Net change unrealized gain (loss) on futures transactions	—	—	—	—
Net change unrealized gain (loss) on option transactions	—	—	—	—
Net realized and unrealized gain (loss)	4,420,130	15,229,043	(7,403,705)	39,280,357
Increase (decrease) in net assets resulting from operations	$3,389,728	$14,393,784	$(8,874,566)	$37,889,596

(1)	Net of foreign taxes withheld of $5,447 and $3,252 for Multi-Cap Growth, $4,673 for Small Company Growth, $3,790 and $5,205 for Small Company Value, $21,207 and $20,433 for Capital Appreciation, $5,147 and $1,480 for Deep Value, $44,973 and $12,786 for Equity Income, $120,862 for Growth and $7,029 for Growth and Income, $187,520 and $138,955 for International Growth, $74,084 and $66,054 for Global Financial Services, $13,993 and $6,775 for Global Socially Responsive, $6,986 and $11,627 for Mergers and Acquisitions and $5,519 for Technology.
(2)	Includes $12,240 and $24,280 of income from an affiliated company.

See notes to financial statements.

ANNUAL REPORT

DOMESTIC HYBRID				INCOME
Managed Fund		Strategic Allocation Fund		Government Securities Fund		High-Yield Bond Fund
Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Ten Months Ended October 31, 2004	Year Ended December 31, 2003

$837,009	$1,120,057	$492,144	$449,214	$—	$—	$—	$903
1,286,898	1,442,943	43,978	43,023	9,310,682	13,297,530	16,666,403	19,763,791
3,854	3,503	194	796	—	—	77,103	89,814
27,418	—	12	—	1,563	—	71,290	—
2,155,179	2,566,503	536,328	493,033	9,312,245	13,297,530	16,814,796	19,854,508

791,954	903,839	232,721	198,167	1,171,607	1,574,542	1,292,545	1,454,351
224,616	230,284	54,401	43,424	415,873	537,678	423,800	499,470
499,304	638,235	113,280	102,504	672,714	1,018,041	611,096	683,678
54,340	51,895	64,758	53,223	184,406	272,074	410,710	465,186
385,698	452,701	101,422	94,421	703,467	849,993	479,081	508,626
91,755	125,224	49,400	63,211	60,340	91,504	92,298	111,690
23,286	21,758	8,176	4,855	37,039	48,700	49,810	44,975
34,007	31,456	11,637	7,723	59,402	91,134	72,443	77,502
45,281	58,849	31,352	44,647	37,548	44,655	34,696	46,093
2,901	1,761	895	429	5,236	4,607	6,134	4,198
5,484	10,618	1,388	4,592	10,451	20,902	16,153	22,451
2,158,626	2,526,620	669,430	617,196	3,358,083	4,553,830	3,488,766	3,918,220
(324,423)	(401,089)	(111,180)	(140,636)	(522,931)	(626,650)	(184,292)	(209,557)
—	—	—	—	—	—	—	—
1,834,203	2,125,531	558,250	476,560	2,835,152	3,927,180	3,304,474	3,708,663
320,976	440,972	(21,922)	16,473	6,477,093	9,370,350	13,510,322	16,145,845

7,807,419	296,625	212,702	(143,667)	193,373	2,530,653	4,383,671	(2,156,334)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(21,636)	19,326	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(6,269,448)	22,028,522	343,947	6,216,485	875,388	(7,268,702)	(1,136,238)	28,693,979
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(22,030)	(205,932)	—	—	—	—	—	—
—	—	—	—	—	—	—	—
1,494,305	22,138,541	556,649	6,072,818	1,068,761	(4,738,049)	3,247,433	26,537,645
$1,815,281	$22,579,513	$534,727	$6,089,291	$7,545,854	$4,632,301	$16,757,755	$42,683,490

THE ENTERPRISE Group of Funds, Inc.

Statements of Operations — (Continued)

For the Years Ended October 31, 2004 and December 31, 2003

	INCOME
	Short Duration Bond Fund		Tax-Exempt Income Fund
	Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Ten Months Ended October 31, 2004	Year Ended December 31, 2003
Investment income:
Dividends	$—	$—	$—	$—
Interest	804,047	642,885	1,232,635	1,618,046
Securities lending	—	528	—	—
Other	10	—	48	—
Total investment income	804,057	643,413	1,232,683	1,618,046
Expenses:
Investment advisory fees	108,560	89,853	137,344	181,359
Distribution fees, Class A	25,794	20,507	84,107	106,525
Distribution fees, Class B	75,133	67,093	60,019	87,476
Distribution fees, Class C	51,273	38,797	26,923	37,505
Transfer agent fees	61,115	52,228	45,226	55,264
Custodian and accounting fees	17,739	18,993	12,086	18,835
Audit and legal fees	6,687	3,688	5,309	6,718
Reports to shareholders	8,067	7,380	8,403	12,092
Registration fees	35,171	43,457	29,586	39,395
Directors’ fees	719	367	739	616
Other expenses	(6,972)	15,239	625	4,984
Total expenses	383,286	357,602	410,367	550,769
Expense reimbursement	(74,271)	(101,417)	(60,332)	(82,803)
Expenses reduced by expense offset arrangements	—	—	(436)	(694)
Total expenses, net of reimbursement and expense offset arrangements	309,015	256,185	349,599	467,272
Net investment income (loss)	495,042	387,228	883,084	1,150,774
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	16,087	10,461	27,119	361,227
Net realized gain (loss) on foreign currency transactions	—	—	—	—
Net realized gain (loss) on swap transactions	—	—	—	—
Net realized gain (loss) on futures transactions	—	—	—	—
Net realized gain (loss) on option transactions	—	—	—	—
Net increase from payment by affiliate	—	—	—	—
Net change in unrealized gain (loss) on investments	(195,364)	58,059	(28,654)	(26,329)
Net change in unrealized gain (loss) on foreign currency transactions	—	—	—	—
Net change unrealized gain (loss) on swap transactions	—	—	—	—
Net change unrealized gain (loss) on futures transactions	—	—	—	—
Net change unrealized gain (loss) on option transactions	—	—	—	—
Net realized and unrealized gain (loss)	(179,278)	68,520	(1,537)	334,898
Increase (decrease) in net assets resulting from operations	$315,765	$455,748	$881,549	$1,485,672

ANNUAL REPORT

		MONEY MARKET
Total Return Fund		Money Market Fund
Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Ten Months Ended October 31, 2004	Year Ended December 31, 2003

$—	$—	$—	$—
1,845,748	2,443,227	4,436,734	5,844,744
10,902	5,442	—	—
54,253	—	12,255	—
1,910,903	2,448,669	4,448,989	5,844,744

463,083	547,695	1,176,391	1,554,876
138,719	156,578	—	—
222,903	270,102	—	—
164,892	203,196	—	—
224,200	245,403	855,671	899,424
62,303	70,984	63,685	87,236
17,284	13,940	66,375	82,602
23,952	28,891	105,750	151,359
32,568	46,890	36,244	45,502
2,277	1,259	9,058	8,075
5,624	7,911	21,050	38,857
1,357,805	1,592,849	2,334,224	2,867,931
(190,095)	(204,628)	—	—
—	—	—	—

1,167,710	1,388,221	2,334,224	2,867,931
743,193	1,060,448	2,114,765	2,976,813

862,473	1,035,273	—	(886,784)
(43,393)	37,246	—	—
—	569,120	—	—
1,381,921	165,989	—	—
204,501	—	—	—
—	—	—	886,784
(254,316)	904,374	—	—

(10,229)	(3,150)	—	—
(38,014)	38,014	—	—
40,793	(188,144)	—	—
(66,597)	28,364	—	—
2,077,139	2,587,086	—	—
$2,820,332	$3,647,534	$2,114,765	$2,976,813

THE ENTERPRISE Group of Funds, Inc.

Statements of Changes in Net Assets

	AGGRESSIVE STOCK
	Multi-Cap Growth Fund			Small Company Growth Fund
	Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
From operations:
Net investment income (loss)	$(1,496,957)	$(1,384,246)	$(1,862,182)	$(1,467,807)	$(1,577,580)	$(1,488,846)
Net realized gain (loss) on investments and foreign currency transactions	3,830,048	7,145,330	(37,270,718)	353,032	(9,546,879)	(1,549,187)
Net realized gain (loss) on futures and options	—	—	—	—	—	—
Net increase from payment by affiliate	—	—	—	—	—	—
Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	(5,211,068)	17,324,410	(8,741,733)	(611,639)	31,596,052	(23,644,187)
Increase (decrease) in net assets resulting from operations	(2,877,977)	23,085,494	(47,874,633)	(1,726,414)	20,471,593	(26,682,220)
Distributions to shareholders from:
Net investment income, Class A	—	—	—	—	—	—
Net investment income, Class B	—	—	—	—	—	—
Net investment income, Class C	—	—	—	—	—	—
Net investment income, Class Y	—	—	—	—	—	—
Net realized gains on investments Class A	—	—	—	—	—	—
Net realized gains on investments Class B	—	—	—	—	—	—
Net realized gains on investments Class C	—	—	—	—	—	—
Net realized gains on investments Class Y	—	—	—	—	—	—
Total distributions to shareholders	—	—	—	—	—	—
From capital share transactions:
Class A
Shares sold	8,033,475	6,775,534	6,603,699	12,727,936	16,553,454	20,335,405
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—
Shares redeemed (1)	(9,251,219)	(8,204,493)	(17,773,057)	(12,200,407)	(12,219,236)	(16,031,284)
Net increase (decrease) — Class A	(1,217,744)	(1,428,959)	(11,169,358)	527,529	4,334,218	4,304,121
Class B
Shares sold	4,370,617	6,832,673	7,632,147	4,712,486	8,260,168	14,020,407
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—
Shares redeemed (1)	(10,488,694)	(7,886,822)	(16,298,849)	(8,846,793)	(6,800,164)	(10,947,055)
Net increase (decrease) — Class B	(6,118,077)	(1,054,149)	(8,666,702)	(4,134,307)	1,460,004	3,073,352
Class C
Shares sold	1,499,696	2,444,804	2,442,938	4,040,386	6,184,385	8,094,965
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—
Shares redeemed (1)	(3,019,558)	(2,901,044)	(6,410,353)	(4,441,546)	(2,860,181)	(4,183,472)
Net increase (decrease) — Class C	(1,519,862)	(456,240)	(3,967,415)	(401,160)	3,324,204	3,911,493
Class Y
Shares sold	218,871	861,160	356,401	1,779,624	3,717,976	2,719,677
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—
Shares redeemed (1)	(1,174,166)	(144,285)	(284,694)	(2,615,591)	(1,817,400)	(2,128,640)
Net increase (decrease) — Class Y	(955,295)	716,875	71,707	(835,967)	1,900,576	591,037
Total increase (decrease) in net assets resulting from capital share transactions	(9,810,978)	(2,222,473)	(23,731,768)	(4,843,905)	11,019,002	11,880,003
Total increase (decrease) in net assets	(12,688,955)	20,863,021	(71,606,401)	(6,570,319)	31,490,595	(14,802,217)
Net assets:
Beginning of period	$93,573,647	$72,710,626	$144,317,027	$114,474,780	$82,984,185	$97,786,402
End of period	$80,884,692	$93,573,647	$72,710,626	$107,904,461	$114,474,780	$82,984,185
Undistributed (accumulated) net investment income	$—	$—	$—	$—	$—	$—
(1)	Redemptions are net of any redemption fees (see note 9).

See notes to financial statements.

ANNUAL REPORT

			STOCK
Small Company Value Fund			Capital Appreciation Fund			Deep Value Fund
Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002

$(3,330,089)	$(3,599,490)	$(3,724,541)	$(1,653,304)	$(2,047,944)	$(2,138,292)	$99,998	$121,975	$49,548

12,857,356	(1,734,393)	2,345,222	6,127,974	1,047,255	(18,434,430)	1,211,087	(316,062)	(1,522,235)
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—

26,693,537	160,832,831	(66,205,968)	(2,612,470)	55,787,845	(13,584,625)	(609,197)	5,765,707	(2,369,810)

36,220,804	155,498,948	(67,585,287)	1,862,200	54,787,156	(34,157,347)	701,888	5,571,620	(3,842,497)

—	—	—	—	—	—	—	(92,955)	(38,016)
—	—	—	—	—	—	—	(36,303)	(7,346)
—	—	—	—	—	—	—	(17,274)	(1,721)
—	—	—	—	—	—	—	(2,955)	(2,630)
—	—	(2,872,871)	—	—	—	—	—	(7,885)
—	—	(2,503,212)	—	—	—	—	—	(8,532)
—	—	(1,234,161)	—	—	—	—	—	(3,190)
—	—	(104,112)	—	—	—	—	—	(332)
—	—	(6,714,356)	—	—	—	—	(149,487)	(69,652)

55,847,527	50,888,658	88,161,726	37,749,874	36,011,244	39,713,331	6,306,984	6,791,680	5,251,754
—	—	—	—	3,788,135	—	—	—	—
—	—	2,625,615	—	—	—	—	82,356	42,866
(67,906,655)	(56,856,555)	(87,312,595)	(27,808,197)	(21,342,658)	(50,540,989)	(2,776,082)	(1,714,427)	(1,840,392)
(12,059,128)	(5,967,897)	3,474,746	9,941,677	18,456,721	(10,827,658)	3,530,902	5,159,609	3,454,228

20,731,131	25,196,748	56,562,308	10,976,046	17,710,631	14,298,352	4,922,404	4,323,444	4,476,569
—	—	—	—	5,104,416	—	—	—	—
—	—	2,311,074	—	—	—	—	32,159	14,863
(35,203,060)	(28,069,897)	(37,134,865)	(15,255,739)	(12,227,573)	(16,552,761)	(2,436,076)	(1,171,630)	(1,145,583)
(14,471,929)	(2,873,149)	21,738,517	(4,279,693)	10,587,474	(2,254,409)	2,486,328	3,183,973	3,345,849

20,688,196	24,447,800	36,949,024	14,404,868	10,956,673	7,130,640	2,854,581	2,535,871	1,616,524
—	—	—	—	1,108,417	—	—	—	—
—	—	1,049,007	—	—	—	—	13,543	4,217
(24,138,069)	(20,942,132)	(24,544,333)	(6,492,363)	(4,019,795)	(6,094,548)	(1,177,251)	(776,271)	(636,031)
(3,449,873)	3,505,668	13,453,698	7,912,505	8,045,295	1,036,092	1,677,330	1,773,143	984,710

2,543,204	3,023,385	5,590,740	4,232,503	2,603,455	921,303	166,878	50,691	278,740
—	—	—	—	181,055	—	—	—	—
—	—	75,565	—	—	—	—	1,915	1,865
(3,590,269)	(2,702,739)	(4,655,294)	(1,235,016)	(343,030)	(261,281)	(116,693)	(76,957)	(122,512)
(1,047,065)	320,646	1,011,011	2,997,487	2,441,480	660,022	50,185	(24,351)	158,093

(31,027,995)	(5,014,732)	39,677,972	16,571,976	39,530,970	(11,385,953)	7,744,745	10,092,374	7,942,880
5,192,809	150,484,216	(34,621,671)	18,434,176	94,318,126	(45,543,300)	8,446,633	15,514,507	4,030,731

$581,872,198	$431,387,982	$466,009,653	$251,563,456	$157,245,330	$202,788,630	$30,691,510	$15,177,003	$11,146,272
$587,065,007	$581,872,198	$431,387,982	$269,997,632	$251,563,456	$157,245,330	$39,138,143	$30,691,510	$15,177,003

$—	$140,063	$77,396	$—	$—	$—	$99,998	$—	$—

THE ENTERPRISE Group of Funds, Inc.

Statements of Changes in Net Assets — (Continued)

	STOCK
	Equity Fund			Equity Income Fund
	Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
From operations:
Net investment income (loss)	$(2,258,250)	$(1,917,397)	$(1,848,490)	$907,228	$1,116,873	$795,816
Net realized gain (loss) on investments and foreign currency transactions	(12,827,852)	(23,025,102)	(12,978,556)	10,334,392	(2,652,646)	(5,040,016)
Net realized gain (loss) on futures and options	—	—	—	—	—	—
Net increase from payment by affiliate	—	—	—	—	—	—
Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	19,172,671	72,713,223	(29,036,420)	1,265,228	25,800,803	(15,095,413)
Increase (decrease) in net assets resulting from operations	4,086,569	47,770,724	(43,863,466)	12,506,848	24,265,030	(19,339,613)
Distributions to shareholders from:
Net investment income, Class A	—	—	—	(425,460)	(765,258)	(623,743)
Net investment income, Class B	—	—	—	(106,126)	(242,204)	(137,978)
Net investment income, Class C	—	—	—	(30,091)	(60,585)	(30,496)
Net investment income, Class Y	—	—	—	(3,048)	(3,878)	(4,132)
Net realized gains on investments Class A	—	—	—	—	—	(557,395)
Net realized gains on investments Class B	—	—	—	—	—	(293,427)
Net realized gains on investments Class C	—	—	—	—	—	(64,230)
Net realized gains on investments Class Y	—	—	—	—	—	(2,545)
Total distributions to shareholders	—	—	—	(564,725)	(1,071,925)	(1,713,946)
From capital share transactions:
Class A
Shares sold	25,035,477	34,939,704	13,023,379	27,406,889	7,902,772	10,399,965
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	395,309	706,264	1,106,544
Shares redeemed (1)	(26,342,058)	(14,319,813)	(18,085,762)	(15,586,606)	(12,157,169)	(17,703,963)
Net increase (decrease) — Class A	(1,306,581)	20,619,891	(5,062,383)	12,215,592	(3,548,133)	(6,197,454)
Class B
Shares sold	8,450,795	15,126,348	8,632,134	11,593,903	5,797,028	9,507,072
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	95,803	218,226	389,901
Shares redeemed (1)	(10,588,164)	(8,408,880)	(13,217,527)	(9,126,749)	(6,847,512)	(10,589,787)
Net increase (decrease) — Class B	(2,137,369)	6,717,468	(4,585,393)	2,562,957	(832,258)	(692,814)
Class C
Shares sold	9,794,818	12,616,552	8,580,303	4,584,686	2,558,113	3,309,499
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	26,960	53,460	83,512
Shares redeemed (1)	(7,462,325)	(6,560,361)	(11,846,714)	(2,115,735)	(1,801,186)	(3,211,807)
Net increase (decrease) — Class C	2,332,493	6,056,191	(3,266,411)	2,495,911	810,387	181,204
Class Y
Shares sold	3,037,849	1,314,206	870,253	404,722	11,994	39,926
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	2,318	2,568	3,416
Shares redeemed (1)	(524,762)	(576,530)	(549,291)	(27,512)	(70,814)	(36,084)
Net increase (decrease) — Class Y	2,513,087	737,676	320,962	379,528	(56,252)	7,258
Total increase (decrease) in net assets resulting from capital share transactions	1,401,630	34,131,226	(12,593,225)	17,653,988	(3,626,256)	(6,701,806)
Total increase (decrease) in net assets	5,488,199	81,901,950	(56,456,691)	29,596,111	19,566,849	(27,755,365)
Net assets:
Beginning of period	$170,561,836	$88,659,886	$145,116,577	$117,713,281	$98,146,432	$125,901,797
End of period	$176,050,035	$170,561,836	$88,659,886	$147,309,392	$117,713,281	$98,146,432
Undistributed (accumulated) net investment income	$—	$—	$—	$374,139	$31,636	$8,336

(1)	Redemptions are net of any redemption fees (see note 9).

See notes to financial statements.

ANNUAL REPORT

						INTERNATIONAL
Growth Fund			Growth and Income Fund			International Growth Fund
Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002

$(7,625,222)	$(5,903,535)	$(8,131,860)	$(136,321)	$137,209	$(351,744)	$(27,352)	$(50,720)	$141,398

57,387,825	(39,304,910)	(213,818,100)	11,595,129	(10,117,652)	(39,190,836)	4,481,912	(7,345,406)	(9,178,278)
—	—	—	—	8,140	8,265	—	—	—
—	—	—	—	—	—	—	—	—
(78,830,666)	270,139,174	(186,491,498)	(4,186,852)	46,803,633	(22,690,214)	(7,882,347)	24,050,931	(5,388,495)

(29,068,063)	224,930,729	(408,441,458)	7,271,956	36,831,330	(62,224,529)	(3,427,787)	16,654,805	(14,425,375)

—	—	—	—	(58,489)	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	(79,251)	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	(137,740)	—	—	—	—

241,773,980	335,376,679	277,793,699	19,571,733	13,013,204	15,753,039	10,032,261	13,592,030	25,814,064
—	—	7,363,678	—	—	—	—	—	—
—	—	—	—	55,123	—	—	—	—
(224,264,183)	(189,470,494)	(216,706,794)	(13,857,795)	(15,707,863)	(27,909,920)	(6,332,515)	(13,054,146)	(31,273,042)
17,509,797	145,906,185	68,450,583	5,713,938	(2,639,536)	(12,156,881)	3,699,746	537,884	(5,458,978)

25,842,342	52,844,226	72,581,431	6,771,062	9,318,100	15,142,873	3,938,320	5,331,301	7,385,518
—	—	7,296,375	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
(88,363,749)	(81,761,833)	(115,945,655)	(17,248,421)	(15,453,771)	(29,475,653)	(6,509,336)	(5,216,817)	(7,833,046)
(62,521,407)	(28,917,607)	(36,067,849)	(10,477,359)	(6,135,671)	(14,332,780)	(2,571,016)	114,484	(447,528)

28,126,965	51,101,503	58,916,865	3,515,019	3,550,604	4,924,818	2,289,945	4,894,136	3,515,097
—	—	2,196,313	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
(39,692,961)	(42,764,731)	(47,575,116)	(3,956,598)	(4,292,013)	(8,142,846)	(1,789,019)	(4,445,305)	(4,010,481)
(11,565,996)	8,336,772	13,538,062	(441,579)	(741,409)	(3,218,028)	500,926	448,831	(495,384)

11,936,438	21,702,316	16,756,822	3,346,691	5,403,297	2,894,929	3,534,630	14,913,534	20,135,760
—	—	108,538	—	—	—	—	—	—
—	—	—	—	78,641	—	—	—	—
(11,164,775)	(13,993,773)	(16,021,444)	(1,927,579)	(1,596,232)	(2,666,885)	(2,788,349)	(13,805,814)	(20,823,027)
771,663	7,708,543	843,916	1,419,112	3,885,706	228,044	746,281	1,107,720	(687,267)

(55,805,943)	133,033,893	46,764,712	(3,785,888)	(5,630,910)	(29,479,645)	2,375,937	2,208,919	(7,089,157)
(84,874,006)	357,964,622	(361,676,746)	3,486,068	31,062,680	(91,704,174)	(1,051,850)	18,863,724	(21,514,532)

$1,689,591,936	$1,331,627,314	$1,693,304,060	$177,864,173	$146,801,493	$238,505,667	$75,985,496	$57,121,772	$78,636,304
$1,604,717,930	$1,689,591,936	$1,331,627,314	$181,350,241	$177,864,173	$146,801,493	$74,933,646	$75,985,496	$57,121,772
$—	$—	$—	$—	$—	$—	$—	$—	$—

THE ENTERPRISE Group of Funds, Inc.

Statements of Changes in Net Assets — (Continued)

	SECTOR/SPECIALTY
	Global Financial Services Fund			Global Socially Responsive Fund
	Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
From operations:
Net investment income (loss)	$312,504	$319,091	$403,821	$8,898	$(7,941)	$(8,066)
Net realized gain (loss) on investments and foreign currency transactions	786,934	1,094,734	(754)	446,864	5,727	(783,355)
Net realized gain (loss) on futures and options	—	—	—	—	—	—
Net increase from payment by affiliate	—	—	—	—	—	—
Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	1,997,428	7,295,053	(3,114,331)	(144,246)	1,284,674	(82,267)
Increase (decrease) in net assets resulting from operations	3,096,866	8,708,878	(2,711,264)	311,516	1,282,460	(873,688)
Distributions to shareholders from:
Net investment income, Class A	—	(112,908)	(133,948)	—	—	—
Net investment income, Class B	—	(58,228)	(78,942)	—	—	—
Net investment income, Class C	—	(20,427)	(15,213)	—	—	—
Net investment income, Class Y	—	(108,744)	(121,325)	—	—	—
Net realized gains on investments Class A	—	(30,408)	(150,719)	—	—	—
Net realized gains on investments Class B	—	(28,003)	(134,880)	—	—	—
Net realized gains on investments Class C	—	(7,910)	(27,137)	—	—	—
Net realized gains on investments Class Y	—	(21,297)	(98,073)	—	—	—
Total distributions to shareholders	—	(387,925)	(760,237)	—	—	—
From capital share transactions:
Class A
Shares sold	2,916,481	2,337,015	5,629,294	2,233,365	1,574,961	1,636,263
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	135,546	268,368	—	—	—
Shares redeemed (1)	(2,227,217)	(3,009,099)	(9,525,234)	(465,679)	(930,115)	(880,816)
Net increase (decrease) — Class A	689,264	(536,538)	(3,627,572)	1,767,686	644,846	755,447
Class B
Shares sold	1,870,603	1,551,507	1,789,558	740,723	668,270	446,757
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	80,534	200,445	—	—	—
Shares redeemed (1)	(2,171,663)	(1,756,944)	(2,554,842)	(180,927)	(152,033)	(188,544)
Net increase (decrease) — Class B	(301,060)	(124,903)	(564,839)	559,796	516,237	258,213
Class C
Shares sold	797,345	1,128,852	299,432	935,732	727,527	335,074
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	24,538	39,159	—	—	—
Shares redeemed (1)	(510,993)	(359,423)	(630,257)	(219,687)	(150,822)	(61,163)
Net increase (decrease) — Class C	286,352	793,967	(291,666)	716,045	576,705	273,911
Class Y
Shares sold	82,479	19,793	273,220	1,664,444	58,744	41,921
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	130,038	219,398	—	—	—
Shares redeemed (1)	(85,030)	(58,294)	(202,475)	(34,682)	(1,697)	(10,507)
Net increase (decrease) — Class Y	(2,551)	91,537	290,143	1,629,762	57,047	31,414
Total increase (decrease) in net assets resulting from capital share transactions	672,005	224,063	(4,193,934)	4,673,289	1,794,835	1,318,985
Total increase (decrease) in net assets	3,768,871	8,545,016	(7,665,435)	4,984,800	3,077,295	445,297
Net assets:
Beginning of period	$32,337,216	$23,792,200	$31,457,635	$7,206,762	$4,129,467	$3,684,170
End of period	$36,106,087	$32,337,216	$23,792,200	$12,191,567	$7,206,762	$4,129,467
Undistributed (accumulated) net investment income	$312,504	$—	$—	$8,898	$—	$—
(1)	Redemptions are net of any redemption fees (see note 9).

See notes to financial statements.

ANNUAL REPORT

						DOMESTIC HYBRID
Mergers and Acquisitions Fund			Technology Fund			Managed Fund
Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002

$(1,030,402)	$(835,259)	$(325,324)	$(1,470,861)	$(1,390,761)	$(1,480,222)	$320,976	$440,972	$(106,962)

7,199,227	6,685,189	(924,192)	3,621,485	16,983,505	(45,107,355)	7,807,419	296,625	(30,515,097)
—	—	—	—	—	—	(21,636)	19,326	1,200
—	—	—	—	—	—	—	—	—

(2,779,097)	8,543,854	(1,538,187)	(11,025,190)	22,296,852	(7,230,133)	(6,291,478)	21,822,590	(9,082,940)

3,389,728	14,393,784	(2,787,703)	(8,874,566)	37,889,596	(53,817,710)	1,815,281	22,579,513	(39,703,799)

—	—	—	—	—	—	—	(489,743)	—
—	—	—	—	—	—	—	(221,365)	—
—	—	—	—	—	—	—	(28,213)	—
—	—	—	—	—	—	—	(4,652)	—
—	(881,310)	(215,477)	—	—	—	—	—	—
—	(469,383)	(168,008)	—	—	—	—	—	—
—	(556,421)	(129,712)	—	—	—	—	—	—
—	(64,456)	(7,179)	—	—	—	—	—	—
—	(1,971,570)	(520,376)	—	—	—	—	(743,973)	—

69,864,433	38,084,596	16,855,444	6,754,157	6,829,671	5,017,124	14,276,434	8,974,311	7,792,450
—	—	—	—	—	2,048,925	—	3,869,530	—
—	696,924	178,169	—	—	—	—	466,915	—
(19,094,657)	(7,355,890)	(8,546,562)	(8,913,592)	(6,367,704)	(16,926,759)	(11,668,318)	(12,266,554)	(25,984,581)
50,769,776	31,425,630	8,487,051	(2,159,435)	461,967	(9,860,710)	2,608,116	1,044,202	(18,192,131)

17,003,245	13,637,817	8,325,950	5,131,256	7,123,793	6,196,887	4,504,088	6,279,445	9,095,650
—	—	—	—	—	1,753,209	—	4,064,388	—
—	394,554	143,533	—	—	—	—	212,273	—
(7,806,644)	(5,446,090)	(4,986,873)	(10,862,722)	(7,144,652)	(12,893,066)	(17,901,854)	(17,261,995)	(21,295,936)
9,196,601	8,586,281	3,482,610	(5,731,466)	(20,859)	(4,942,970)	(13,397,766)	(6,705,889)	(12,200,286)

35,034,961	24,677,345	10,687,732	1,512,919	3,079,276	1,247,661	1,686,944	1,563,335	1,017,976
—	—	—	—	—	391,285	—	1,492,258	—
—	412,962	99,895	—	—	—	—	26,897	—
(7,296,623)	(3,658,928)	(3,306,400)	(2,694,085)	(2,105,902)	(3,724,197)	(1,179,779)	(1,450,794)	(1,904,718)
27,738,338	21,431,379	7,481,227	(1,181,166)	973,374	(2,085,251)	507,165	1,631,696	(886,742)

8,439,520	3,990,948	975,226	105,173	437,439	232,968	14,453	19,962	2,037,115
—	—	—	—	—	101,642	—	167,917	—
—	15,903	1,425	—	—	—	—	3,817	—
(1,523,231)	(447,153)	(638,492)	(175,146)	(387,994)	(210,418)	(15,314)	(55,310)	(43,171,592)
6,916,289	3,559,698	338,159	(69,973)	49,445	124,192	(861)	136,386	(41,134,477)

94,621,004	65,002,988	19,789,047	(9,142,040)	1,463,927	(16,764,739)	(10,283,346)	(3,893,605)	(72,413,636)
98,010,732	77,425,202	16,480,968	(18,016,606)	39,353,523	(70,582,449)	(8,468,065)	17,941,935	(112,117,435)

$151,243,888	$73,818,686	$57,337,718	$90,605,935	$51,252,412	$121,834,861	$130,195,454	$112,253,519	$224,370,954
$249,254,620	$151,243,888	$73,818,686	$72,589,329	$90,605,935	$51,252,412	$121,727,389	$130,195,454	$112,253,519
$—	$—	$—	$—	$—	$—	$320,976	$—	$—

THE ENTERPRISE Group of Funds, Inc.

Statements of Changes in Net Assets — (Continued)

				INCOME
	Strategic Allocation Fund			Government Securities Fund
	Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
From operations:
Net investment income (loss)	$(21,922)	$16,473	$2,564	$6,477,093	$9,370,350	$9,869,646
Net realized gain (loss) on investments and foreign currency transactions	212,702	(143,667)	(675,145)	193,373	2,530,653	149,311
Net realized gain (loss) on futures and options	—	—	—	—	—	—
Net increase from payment by affiliate	—	—	—	—	—	—
Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	343,947	6,216,485	(5,155,073)	875,388	(7,268,702)	8,251,033
Increase (decrease) in net assets resulting from operations	534,727	6,089,291	(5,827,654)	7,545,854	4,632,301	18,269,990
Distributions to shareholders from:
Net investment income, Class A	—	(6,823)	—	(3,284,415)	(4,233,861)	(4,973,594)
Net investment income, Class B	—	—	—	(2,024,838)	(3,043,829)	(3,355,670)
Net investment income, Class C	—	—	—	(555,049)	(815,160)	(902,028)
Net investment income, Class Y	—	(5,347)	—	(686,057)	(552,316)	(407,771)
Net realized gains on investments Class A	—	—	—	—	(232,973)	—
Net realized gains on investments Class B	—	—	—	—	(191,582)	—
Net realized gains on investments Class C	—	—	—	—	(51,708)	—
Net realized gains on investments Class Y	—	—	—	—	(36,557)	—
Total distributions to shareholders	—	(12,170)	—	(6,550,359)	(9,157,986)	(9,639,063)
From capital share transactions:
Class A
Shares sold	3,775,277	5,484,023	5,527,451	28,299,434	40,523,483	66,634,255
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	5,953	—	2,863,091	3,747,742	4,128,980
Shares redeemed (1)	(2,907,660)	(2,215,319)	(3,753,342)	(28,746,991)	(57,367,777)	(43,824,837)
Net increase (decrease) — Class A	867,617	3,274,657	1,774,109	2,415,534	(13,096,552)	26,938,398
Class B
Shares sold	2,660,518	3,966,209	7,272,289	8,155,376	22,369,156	52,688,470
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	1,641,865	2,673,321	2,762,450
Shares redeemed (1)	(2,606,012)	(1,467,567)	(2,071,052)	(23,398,608)	(39,419,709)	(20,901,348)
Net increase (decrease) — Class B	54,506	2,498,642	5,201,237	(13,601,367)	(14,377,232)	34,549,572
Class C
Shares sold	1,860,640	2,681,437	3,251,029	3,358,220	8,399,341	18,190,206
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	422,968	645,845	673,945
Shares redeemed (1)	(1,380,540)	(799,954)	(1,085,117)	(7,446,070)	(12,603,368)	(8,597,124)
Net increase (decrease) — Class C	480,100	1,881,483	2,165,912	(3,664,882)	(3,558,182)	10,267,027
Class Y
Shares sold	26,491	295,510	843,974	5,359,852	9,324,155	3,851,347
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	4,216	—	683,244	580,559	395,997
Shares redeemed (1)	(72,534)	(347,438)	(574,658)	(2,657,079)	(1,219,475)	(1,997,000)
Net increase (decrease) — Class Y	(46,043)	(47,712)	269,316	3,386,017	8,685,239	2,250,344
Total increase (decrease) in net assets resulting from capital share transactions	1,356,180	7,607,070	9,410,574	(11,464,698)	(22,346,727)	74,005,341
Total increase (decrease) in net assets	1,890,907	13,684,191	3,582,920	(10,469,203)	(26,872,412)	82,636,268
Net assets:
Beginning of period	$35,138,933	$21,454,742	$17,871,822	$241,258,622	$268,131,034	$185,494,766
End of period	$37,029,840	$35,138,933	$21,454,742	$230,789,419	$241,258,622	$268,131,034
Undistributed (accumulated) net investment income	$—	$6,180	$2,456	$208,008	$65,534	$—

(1)	Redemptions are net of any redemption fees (see note 9).

See notes to financial statements.

ANNUAL REPORT

High-Yield Bond Fund			Short Duration Bond Fund			Tax-Exempt Income Fund
Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Ten Months Ended October 31, 2004	Year Ended December 31, 2003	November 29, 2002 through December 31, 2002	Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002

$13,510,322	$16,145,845	$11,662,638	$495,042	$387,228	$5,515	$883,084	$1,150,774	$1,172,289
4,383,671	(2,156,334)	(11,290,708)	16,087	10,461	—	27,119	361,227	100,007
—	—	(4,545)	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—

(1,136,238)	28,693,979	(473,562)	(195,364)	58,059	13,242	(28,654)	(26,329)	1,590,371
16,757,755	42,683,490	(106,177)	315,765	455,748	18,757	881,549	1,485,672	2,862,667

(6,016,237)	(7,685,232)	(6,132,263)	(254,621)	(203,013)	(2,471)	(633,315)	(795,765)	(841,781)
(3,569,237)	(4,353,955)	(3,660,792)	(129,881)	(119,873)	(2,504)	(170,198)	(245,242)	(246,943)
(2,400,900)	(2,926,015)	(1,429,492)	(87,963)	(68,918)	(2,340)	(76,331)	(105,896)	(79,960)
(1,523,948)	(1,180,643)	(440,091)	(31,811)	(31,109)	(1,563)	(3,240)	(3,871)	(3,605)
—	—	—	—	—	—	(42,079)	(174,718)	(47,004)
—	—	—	—	—	—	(13,719)	(61,259)	(16,804)
—	—	—	—	—	—	(6,047)	(26,268)	(7,209)
—	—	—	—	—	—	(190)	(784)	(196)
(13,510,322)	(16,145,845)	(11,662,638)	(504,276)	(422,913)	(8,878)	(945,119)	(1,413,803)	(1,243,502)

20,269,401	56,583,314	65,803,015	6,690,964	15,730,491	2,162,322	2,161,531	2,916,029	5,228,082
—	—	—	—	—	—	—	—	—
4,420,593	5,209,212	4,186,073	213,194	155,720	622	461,225	662,869	627,285
(41,442,586)	(47,292,664)	(31,443,674)	(4,557,294)	(6,574,343)	(10,900)	(3,314,567)	(5,162,682)	(4,660,113)
(16,752,592)	14,499,862	38,545,414	2,346,864	9,311,868	2,152,044	(691,811)	(1,583,784)	1,195,254

10,283,684	27,335,926	21,561,941	3,007,684	9,007,592	2,265,272	446,088	1,169,843	3,050,025
—	—	—	—	—	—	—	—	—
2,231,880	2,739,041	2,447,328	98,819	88,144	815	129,002	212,185	175,668
(20,173,568)	(13,738,019)	(13,150,724)	(3,396,545)	(2,083,126)	(1,026)	(1,749,396)	(2,247,603)	(1,784,082)
(7,658,004)	16,336,948	10,858,545	(290,042)	7,012,610	2,265,061	(1,174,306)	(865,575)	1,441,611

6,688,262	33,797,517	23,578,559	3,279,654	4,607,510	2,108,112	622,524	919,509	2,663,294
—	—	—	—	—	—	—	—	—
1,296,604	1,651,963	826,975	59,589	40,031	530	62,805	98,909	72,612
(20,187,854)	(12,599,512)	(7,801,942)	(2,036,777)	(1,334,505)	(196)	(652,639)	(1,402,613)	(916,724)
(12,202,988)	22,849,968	16,603,592	1,302,466	3,313,036	2,108,446	32,690	(384,195)	1,819,182

8,574,705	22,541,955	2,804,558	289,693	246,160	1,100,075	—	—	23,818
—	—	—	—	—	—	—	—	—
950,230	747,112	333,272	6,660	1,844	—	1,738	2,339	1,671
(6,106,736)	(3,857,631)	(1,340,433)	(75,213)	(142,306)	—	(653)	(2,921)	(5,526)
3,418,199	19,431,436	1,797,397	221,140	105,698	1,100,075	1,085	(582)	19,963

(33,195,385)	73,118,214	67,804,948	3,580,428	19,743,212	7,625,626	(1,832,342)	(2,834,136)	4,476,010
(29,947,952)	99,655,859	56,036,133	3,391,917	19,776,047	7,635,505	(1,895,912)	(2,762,267)	6,095,175

$285,274,613	$185,618,754	$129,582,621	$27,411,552	$7,635,505	$—	$34,162,984	$36,925,251	$30,830,076
$255,326,661	$285,274,613	$185,618,754	$30,803,469	$27,411,552	$7,635,505	$32,267,072	$34,162,984	$36,925,251
$—	$—	$—	$—	$—	$—	$—	$—	$—

THE ENTERPRISE Group of Funds, Inc.

Statements of Changes in Net Assets — (Continued)

				MONEY MARKET
	Total Return Fund			Money Market Fund
	Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
From operations:
Net investment income (loss)	$743,193	$1,060,448	$1,155,170	$2,114,765	$2,976,813	$4,182,161
Net realized gain (loss) on investments and foreign currency transactions	819,080	1,072,519	1,056,816	—	(886,784)	—
Net realized gain (loss) on futures and options	1,586,422	735,109	506,669	—	—	—
Net increase from payment by affiliate	—	—	—	—	886,784	—
Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	(328,363)	779,458	795,867	—	—	—
Increase (decrease) in net assets resulting from operations	2,820,332	3,647,534	3,514,522	2,114,765	2,976,813	4,182,161
Distributions to shareholders from:
Net investment income, Class A	(464,353)	(691,891)	(536,342)	(1,821,509)	(2,490,574)	(3,344,856)
Net investment income, Class B	(212,382)	(392,315)	(397,412)	(200,018)	(372,211)	(646,318)
Net investment income, Class C	(156,879)	(292,695)	(234,180)	(56,323)	(88,020)	(148,061)
Net investment income, Class Y	(31,929)	(52,993)	(56,697)	(36,915)	(26,008)	(42,926)
Net realized gains on investments Class A	(258,693)	(434,218)	(517,283)	—	—	—
Net realized gains on investments Class B	(192,936)	(322,266)	(463,120)	—	—	—
Net realized gains on investments Class C	(140,772)	(243,955)	(319,062)	—	—	—
Net realized gains on investments Class Y	(13,465)	(24,428)	(39,789)	—	—	—
Total distributions to shareholders	(1,471,409)	(2,454,761)	(2,563,885)	(2,114,765)	(2,976,813)	(4,182,161)
From capital share transactions:
Class A
Shares sold	12,025,186	22,031,838	22,128,174	177,395,233	364,525,321	240,934,087
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	660,005	1,024,342	961,602	1,794,168	2,473,747	3,313,236
Shares redeemed (1)	(13,555,362)	(12,383,488)	(3,902,457)	(201,431,917)	(273,573,668)	(231,588,964)
Net increase (decrease) — Class A	(870,171)	10,672,692	19,187,319	(22,242,516)	93,425,400	12,658,359
Class B
Shares sold	5,424,623	13,745,237	19,780,122	22,242,398	35,438,621	56,933,243
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	359,760	627,575	750,436	197,016	347,688	601,664
Shares redeemed (1)	(7,774,439)	(10,759,251)	(3,068,443)	(30,222,314)	(45,657,081)	(45,256,820)
Net increase (decrease) — Class B	(1,990,056)	3,613,561	17,462,115	(7,782,900)	(9,870,772)	12,278,087
Class C
Shares sold	4,400,602	8,689,368	14,905,660	11,094,851	19,734,566	22,913,569
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	229,088	424,175	435,856	55,478	81,328	135,543
Shares redeemed (1)	(6,363,645)	(4,828,495)	(1,961,987)	(10,584,205)	(21,856,323)	(20,906,021)
Net increase (decrease) — Class C	(1,733,955)	4,285,048	13,379,529	566,124	(2,040,429)	2,143,091
Class Y
Shares sold	446,425	958,679	887,182	4,661,824	2,660,554	1,845,363
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	31,069	47,061	67,470	36,361	25,914	42,670
Shares redeemed (1)	(544,131)	(982,527)	(425,551)	(2,067,739)	(2,045,742)	(749,898)
Net increase (decrease) — Class Y	(66,637)	23,213	529,101	2,630,446	640,726	1,138,135
Total increase (decrease) in net assets resulting from capital share transactions	(4,660,819)	18,594,514	50,558,064	(26,828,846)	82,154,925	28,217,672
Total increase (decrease) in net assets	(3,311,896)	19,787,287	51,508,701	(26,828,846)	82,154,925	28,217,672
Net assets:
Beginning of period	$88,906,235	$69,118,948	$17,610,247	$419,712,347	$337,557,422	$309,339,750
End of period	$85,594,339	$88,906,235	$69,118,948	$392,883,501	$419,712,347	$337,557,422
Undistributed (accumulated) net investment income	$—	$—	$—	$—	$—	$—

(1)	Redemptions are net of any redemption fees (see note 9).
(2)	Includes $12,240 of income from an affiliated company.

See notes to financial statements.

ANNUAL REPORT

[This Page Intentionally Left Blank]

THE ENTERPRISE Group of Funds, Inc.

Enterprise Multi-Cap Growth Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Multi-Cap Growth Fund (Class A)	Ten Months Ended October 31, 2004		2003	2002	2001	2000	For the Period 7/1/99 through 12/31/99
Net Asset Value Beginning of Period	$6.78		$5.07	$7.90	$9.56	$13.74	$5.00

Net Investment Income (Loss)E	(0.09)		(0.08)	(0.09)	(0.08)	(0.14)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	(0.11)		1.79	(2.74)	(1.58)	(4.04)	9.00

Total from Investment Operations	(0.20)		1.71	(2.83)	(1.66)	(4.18)	8.95

Dividends from Net Investment Income	—		—	—	—	—	—
Distributions from Capital Gains	—		—	—	—	—	(0.21)

Total Distributions	—		—	—	—	—	(0.21)

Net Asset Value End of Period	$6.58		$6.78	$5.07	$7.90	$9.56	$13.74

Total ReturnC	(2.95	)%B	33.73%	(35.82)%	(17.36)%	(30.42)%	179.26	%B
Net Assets End of Period (in thousands)	$30,501		$32,770	$26,114	$55,095	$81,279	$49,206
Ratio of Expenses to Average Net Assets	2.00	%A	1.96%	1.85%	1.85%	1.85%	1.85	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.09	%A	2.15%	2.20%	2.02%	1.92%	2.43	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.66	)%A	(1.33)%	(1.43)%	(0.98)%	(1.10)%	(1.06	)%A
Portfolio Turnover Rate	143%		161%	189%	105%	127%	32%

			Year Ended December 31,
Enterprise Multi-Cap Growth Fund (Class B)	Ten Months Ended October 31, 2004		2003	2002	2001	2000	For the Period 7/1/99 through 12/31/99
Net Asset Value Beginning of Period	$6.61		$4.97	$7.79	$9.49	$13.70	$5.00

Net Investment Income (Loss)E	(0.12)		(0.11)	(0.12)	(0.12)	(0.21)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	(0.09)		1.75	(2.70)	(1.58)	(4.00)	8.98

Total from Investment Operations	(0.21)		1.64	(2.82)	(1.70)	(4.21)	8.91

Dividends from Net Investment Income	—		—	—	—	—	—
Distributions from Capital Gains	—		—	—	—	—	(0.21)

Total Distributions	—		—	—	—	—	(0.21)

Net Asset Value End of Period	$6.40		$6.61	$4.97	$7.79	$9.49	$13.70

Total ReturnD	(3.18	)%B	33.00%	(36.20)%	(17.91)%	(30.73)%	178.45	%B
Net Assets End of Period (in thousands)	$39,379		$46,888	$36,329	$68,173	$87,458	$39,854
Ratio of Expenses to Average Net Assets	2.55	%A	2.51%	2.40%	2.40%	2.40%	2.40	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.64	%A	2.70%	2.75%	2.57%	2.47%	2.90	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.21	)%A	(1.88)%	(1.98)%	(1.54)%	(1.63)%	(1.64	)%A
Portfolio Turnover Rate	143%		161%	189%	105%	127%	32%

See notes to financial statements.

ANNUAL REPORT

Enterprise Multi-Cap Growth Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Multi-Cap Growth Fund (Class C)	Ten Months Ended October 31, 2004		2003		2002		2001	2000	For the Period 7/1/99 through 12/31/99
Net Asset Value Beginning of Period	$6.60		$4.97		$7.78		$9.48	$13.70	$5.00

Net Investment Income (Loss)E	(0.12)		(0.11)		(0.12)		(0.12)	(0.21)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	(0.10)		1.74		(2.69)		(1.58)	(4.01)	8.98

Total from Investment Operations	(0.22)		1.63		(2.81)		(1.70)	(4.22)	8.91

Dividends from Net Investment Income	—		—		—		—	—	—
Distributions from Capital Gains	—		—		—		—	—	(0.21)

Total Distributions	—		—		—		—	—	(0.21)

Net Asset Value End of Period	$6.38		$6.60		$4.97		$7.78	$9.48	$13.70

Total ReturnD	(3.33	)%B	32.80	%C	(36.12	)%C	(17.93)%	(30.80)%	178.46	%B
Net Assets End of Period (in thousands)	$10,709		$12,597		$9,956		$20,646	$30,826	$13,864
Ratio of Expenses to Average Net Assets	2.55	%A	2.51%		2.40%		2.40%	2.40%	2.40	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.64	%A	2.70%		2.75%		2.57%	2.47%	2.92	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.21	)%A	(1.88)%		(1.98)%		(1.53)%	(1.63)%	(1.62	)%A
Portfolio Turnover Rate	143%		161%		189%		105%	127%	32%

			Year Ended December 31,
Enterprise Multi-Cap Growth Fund (Class Y)	Ten Months Ended October 31, 2004		2003	2002	2001	2000	For the Period 7/1/99 through 12/31/99
Net Asset Value Beginning of Period	$6.91		$5.14	$7.98	$9.62	$13.76	$5.00

Net Investment Income (Loss)E	(0.07)		(0.06)	(0.06)	(0.04)	(0.09)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	(0.11)		1.83	(2.78)	(1.60)	(4.05)	8.99

Total from Investment Operations	(0.18)		1.77	(2.84)	(1.64)	(4.14)	8.97

Dividends from Net Investment Income	—		—	—	—	—	—
Distributions from Capital Gains	—		—	—	—	—	(0.21)

Total Distributions	—		—	—	—	—	(0.21)

Net Asset Value End of Period	$6.73		$6.91	$5.14	$7.98	$9.62	$13.76

Total Return	(2.60	)%B	34.44%	(35.59)%	(17.05)%	(30.09)%	179.66	%B
Net Assets End of Period (in thousands)	$295		$1,318	$312	$403	$609	$641
Ratio of Expenses to Average Net Assets	1.55	%A	1.51%	1.40%	1.40%	1.40%	1.40	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.64	%A,H	1.68%	1.76%	1.57%	1.46%	2.42	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.21	)%A	(0.88)%	(0.98)%	(0.53)%	(0.67)%	(0.51	)%A
Portfolio Turnover Rate	143%		161%	189%	105%	127%	32%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Growth Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Small Company Growth Fund (Class A)	Ten Months Ended October 31, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$26.74		$21.76		$28.90		$30.90	$33.26	$22.44

Net Investment Income (Loss)E	(0.29)		(0.33)		(0.35)		(0.39)	(0.43)	(0.35)
Net Realized and Unrealized Gain (Loss) on Investments	0.00	F	5.31		(6.79)		(1.40)	0.44	11.17

Total from Investment Operations	(0.29)		4.98		(7.14)		(1.79)	0.01	10.82

Dividends from Net Investment Income	—		—		—		—	—	—
Distributions from Capital Gains	—		—		—		(0.22)	(2.37)	—

Total Distributions	—		—		—		(0.22)	(2.37)	—

Redemption Fees	0.00	F	0.00	F	0.00	F	0.01	—	—

Net Asset Value End of Period	$26.45		$26.74		$21.76		$28.90	$30.90	$33.26

Total ReturnC	(1.08	)%B	22.89%		(24.71)%		(5.72)%	0.55%	48.22%
Net Assets End of Period (in thousands)	$44,184		$44,265		$31,714		$37,413	$35,921	$19,024
Ratio of Expenses to Average Net Assets	1.65	%A	1.65%		1.73%		1.85%	1.85%	1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.02	%A	2.04%		2.09%		2.01%	1.98%	2.29%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.34	)%A	(1.41)%		(1.43)%		(1.40)%	(1.26)%	(1.38)%
Portfolio Turnover Rate	88%		81%		35%		42%	53%	62%

			Year Ended December 31,
Enterprise Small Company Growth Fund (Class B)	Ten Months Ended October 31, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$25.64		$20.98		$28.02	$30.11	$32.62	$22.13

Net Investment Income (Loss)E	(0.40)		(0.44)		(0.47)	(0.53)	(0.61)	(0.48)
Net Realized and Unrealized Gain (Loss) on Investments	0.01		5.10		(6.57)	(1.34)	0.47	10.97

Total from Investment Operations	(0.39)		4.66		(7.04)	(1.87)	(0.14)	10.49

Dividends from Net Investment Income	—		—		—	—	—	—
Distributions from Capital Gains	—		—		—	(0.22)	(2.37)	—

Total Distributions	—		—		—	(0.22)	(2.37)	—

Redemption Fees	0.00	F	0.00	F	—	—	—	—

Net Asset Value End of Period	$25.25		$25.64		$20.98	$28.02	$30.11	$32.62

Total ReturnD	(1.52	)%B	22.21%		(25.12)%	(6.17)%	0.10%	47.40%
Net Assets End of Period (in thousands)	$37,430		$42,327		$33,447	$41,749	$38,084	$19,798
Ratio of Expenses to Average Net Assets	2.20	%A	2.20%		2.28%	2.40%	2.40%	2.40%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.57	%A	2.59%		2.64%	2.56%	2.53%	2.84%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.89	)%A	(1.95)%		(1.98)%	(1.95)%	(1.81)%	(1.93)%
Portfolio Turnover Rate	88%		81%		35%	42%	53%	62%

See notes to financial statements.

ANNUAL REPORT

Enterprise Small Company Growth Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Small Company Growth Fund (Class C)	Ten Months Ended October 31, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$25.73		$21.05		$28.11		$30.21	$32.73	$22.21

Net Investment Income (Loss)E	(0.40)		(0.45)		(0.46)		(0.53)	(0.62)	(0.47)
Net Realized and Unrealized Gain (Loss) on Investments	0.01		5.13		(6.60)		(1.35)	0.47	10.99

Total from Investment Operations	(0.39)		4.68		(7.06)		(1.88)	(0.15)	10.52

Dividends from Net Investment Income	—		—		—		—	—	—
Distributions from Capital Gains	—		—		—		(0.22)	(2.37)	—

Total Distributions	—		—		—		(0.22)	(2.37)	—

Redemption Fees	0.00	F	0.00	F	—		—	—	—

Net Asset Value End of Period	$25.34		$25.73		$21.05		$28.11	$30.21	$32.73

Total ReturnD	(1.52	)%B	22.23	%C	(25.12	)%C	(6.18)%	0.07%	47.37%
Net Assets End of Period (in thousands)	$15,856		$16,567		$10,448		$9,367	$8,596	$4,654
Ratio of Expenses to Average Net Assets	2.20	%A	2.20%		2.27%		2.40%	2.40%	2.40%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.57	%A	2.59%		2.66%		2.56%	2.53%	2.84%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.89	)%A	(1.95)%		(1.97)%		(1.95)%	(1.81)%	(1.93)%
Portfolio Turnover Rate	88%		81%		35%		42%	53%	62%

			Year Ended December 31,
Enterprise Small Company Growth Fund (Class Y)	Ten Months Ended October 31, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$27.55		$22.31		$29.51	$31.39	$33.56	$22.55

Net Investment Income (Loss)E	(0.20)		(0.23)		(0.26)	(0.27)	(0.28)	(0.23)
Net Realized and Unrealized Gain (Loss) on Investments	0.00	F	5.47		(6.94)	(1.39)	0.48	11.24

Total from Investment Operations	(0.20)		5.24		(7.20)	(1.66)	0.20	11.01

Dividends from Net Investment Income	—		—		—	—	—	—
Distributions from Capital Gains	—		—		—	(0.22)	(2.37)	—

Total Distributions	—		—		—	(0.22)	(2.37)	—

Redemption Fees	0.00	F	0.00	F	—	—	—	—

Net Asset Value End of Period	$27.35		$27.55		$22.31	$29.51	$31.39	$33.56

Total Return	(0.73	)%B	23.49%		(24.40)%	(5.25)%	1.12%	48.82%
Net Assets End of Period (in thousands)	$10,434		$11,317		$7,375	$9,257	$9,350	$9,296
Ratio of Expenses to Average Net Assets	1.20	%A	1.20%		1.29%	1.40%	1.40%	1.40%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.57	%A	1.59%		1.64%	1.56%	1.52%	1.84%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.89	)%A	(0.95)%		(0.98)%	(0.95)%	(0.82)%	(0.93)%
Portfolio Turnover Rate	88%		81%		35%	42%	53%	62%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Small Company Value Fund (Class A)	Ten Months Ended October 31, 2004		2003	2002		2001		2000	1999
Net Asset Value Beginning of Period	$9.78		$7.09	$8.17		$7.84		$8.53	$7.92

Net Investment Income (Loss)E	(0.03)		(0.04)	(0.04)		(0.02)		(0.01)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.70		2.73	(0.93)		0.38		0.51	1.28

Total from Investment Operations	0.67		2.69	(0.97)		0.36		0.50	1.26

Dividends from Net Investment Income	—		—	—		—		—	—
Distributions from Capital Gains	—		—	(0.11)		(0.03)		(1.19)	(0.65)

Total Distributions	—		—	(0.11)		(0.03)		(1.19)	(0.65)

Redemption Fees	0.00	F	—	0.00	F	0.00	F	—	—

Net Asset Value End of Period	$10.45		$9.78	$7.09		$8.17		$7.84	$8.53

Total ReturnC	6.85	%B	37.94%	(11.88)%		4.63%		6.52%	16.13%
Net Assets End of Period (in thousands)	$254,300		$250,241	$188,979		$218,905		$174,043	$135,222
Ratio of Expenses to Average Net Assets	1.59	%A	1.60%	1.64%		1.57%		1.55%	1.63%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.38	)%A	(0.46)%	(0.50)%		(0.21)%		(0.12)%	(0.22)%
Portfolio Turnover Rate	10%		8%	19%		32%		71%	46%

			Year Ended December 31,
Enterprise Small Company Value Fund (Class B)	Ten Months Ended October 31, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$9.21		$6.71	$7.78	$7.52	$8.27	$7.74

Net Investment Income (Loss)E	(0.07)		(0.08)	(0.08)	(0.06)	(0.06)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	0.65		2.58	(0.88)	0.35	0.50	1.24

Total from Investment Operations	0.58		2.50	(0.96)	0.29	0.44	1.18

Dividends from Net Investment Income	—		—	—	—	—	—
Distributions from Capital Gains	—		—	(0.11)	(0.03)	(1.19)	(0.65)

Total Distributions	—		—	(0.11)	(0.03)	(1.19)	(0.65)

Redemption Fees	0.00	F	—	—	—	—	—

Net Asset Value End of Period	$9.79		$9.21	$6.71	$7.78	$7.52	$8.27

Total ReturnD	6.30	%B	37.26%	(12.35)%	3.89%	6.00%	15.47%
Net Assets End of Period (in thousands)	$208,457		$210,248	$156,569	$161,373	$117,125	$98,472
Ratio of Expenses to Average Net Assets	2.14	%A	2.15%	2.19%	2.12%	2.10%	2.18%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.93	)%A	(1.01)%	(1.04)%	(0.76)%	(0.66)%	(0.78)%
Portfolio Turnover Rate	10%		8%	19%	32%	71%	46%

See notes to financial statements.

ANNUAL REPORT

Enterprise Small Company Value Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Small Company Value Fund (Class C)	Ten Months Ended October 31, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$9.45		$6.88		$7.98		$7.71	$8.45	$7.90

Net Investment Income (Loss)E	(0.08)		(0.08)		(0.08)		(0.06)	(0.06)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	0.67		2.65		(0.91)		0.36	0.51	1.26

Total from Investment Operations	0.59		2.57		(0.99)		0.30	0.45	1.20

Dividends from Net Investment Income	—		—		—		—	—	—
Distributions from Capital Gains	—		—		(0.11)		(0.03)	(1.19)	(0.65)

Total Distributions	—		—		(0.11)		(0.03)	(1.19)	(0.65)

Redemption Fees	0.00	F	—		—		—	—	—

Net Asset Value End of Period	$10.04		$9.45		$6.88		$7.98	$7.71	$8.45

Total ReturnD	6.24	%B	37.35	%C	(12.42	)%C	3.93%	6.00%	15.42%
Net Assets End of Period (in thousands)	$114,721		$111,311		$78,811		$78,665	$54,638	$35,265
Ratio of Expenses to Average Net Assets	2.14	%A	2.15%		2.19%		2.13%	2.10%	2.19%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.93	)%A	(1.01)%		(1.04)%		(0.76)%	(0.65)%	(0.76)%
Portfolio Turnover Rate	10%		8%		19%		32%	71%	46%

			Year Ended December 31,
Enterprise Small Company Value Fund (Class Y)	Ten Months Ended October 31, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$10.24		$7.39		$8.47		$8.09	$8.73	$8.06

Net Investment Income (Loss)E	0.01		0.00	F	0.00	F	0.01	0.03	0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.72		2.85		(0.97)		0.40	0.52	1.30

Total from Investment Operations	0.73		2.85		(0.97)		0.41	0.55	1.32

Dividends from Net Investment Income	—		—		—		—	—	—
Distributions from Capital Gains	—		—		(0.11)		(0.03)	(1.19)	(0.65)

Total Distributions	—		—		(0.11)		(0.03)	(1.19)	(0.65)

Redemption Fees	0.00	F	—		—		—	—	—

Net Asset Value End of Period	$10.97		$10.24		$7.39		$8.47	$8.09	$8.73

Total Return	7.13	%B	38.57%		(11.46)%		5.10%	6.95%	16.60%
Net Assets End of Period (in thousands)	$9,587		$10,072		$7,029		$7,067	$851	$619
Ratio of Expenses to Average Net Assets	1.14	%A	1.15%		1.19%		1.15%	1.10%	1.18%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.07	%A	(0.01)%		(0.04)%		0.18%	0.31%	0.23%
Portfolio Turnover Rate	10%		8%		19%		32%	71%	46%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Capital Appreciation Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Capital Appreciation Fund (Class A)	Ten Months Ended October 31, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$29.66		$22.47		$27.23		$34.21	$46.61	$38.59

Net Investment Income (Loss)E	(0.14)		(0.21)		(0.25)		(0.24)	(0.25)	(0.47)
Net Realized and Unrealized Gain (Loss) on Investments	0.42		7.40		(4.51)		(6.75)	(5.44)	15.43

Total from Investment Operations	0.28		7.19		(4.76)		(6.99)	(5.69)	14.96

Dividends from Net Investment Income	—		—		—		—	—	—
Distributions from Capital Gains	—		—		—		—	(6.71)	(6.94)

Total Distributions	—		—		—		—	(6.71)	(6.94)

Redemption Fees	0.00	F	0.00	F	0.00	F	0.01	—	—

Net Asset Value End of Period	$29.94		$29.66		$22.47		$27.23	$34.21	$46.61

Total ReturnC	0.94	%B	32.00%		(17.48)%		(20.40)%	(14.19)%	39.39%
Net Assets End of Period (in thousands)	$159,201		$147,894		$96,878		$128,957	$176,467	$181,232
Ratio of Expenses to Average Net Assets	1.61	%A	1.62%		1.67%		1.61%	1.52%	1.52%
Ratio of Expenses to Average Net Assets (Excluding Expense Offset Arrangements)	1.63	%A	1.62%		1.67%		1.63%	1.52%	1.52%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.56	)%A	(0.82)%		(0.95)%		(0.84)%	(0.64)%	(1.15)%
Portfolio Turnover Rate	69%		82%		111%		111%	140%	170%

			Year Ended December 31,
Enterprise Capital Appreciation Fund (Class B)	Ten Months Ended October 31, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$27.69		$21.09		$25.70	$32.47	$44.80	$37.50

Net Investment Income (Loss)E	(0.25)		(0.33)		(0.37)	(0.37)	(0.43)	(0.68)
Net Realized and Unrealized Gain (Loss) on Investments	0.37		6.93		(4.24)	(6.40)	(5.19)	14.92

Total from Investment Operations	0.12		6.60		(4.61)	(6.77)	(5.62)	14.24

Dividends from Net Investment Income	—		—		—	—	—	—
Distributions from Capital Gains	—		—		—	—	(6.71)	(6.94)

Total Distributions	—		—		—	—	(6.71)	(6.94)

Redemption Fees	0.00	F	0.00	F	—	—	—	—

Net Asset Value End of Period	$27.81		$27.69		$21.09	$25.70	$32.47	$44.80

Total ReturnD	0.43	%B	31.29%		(17.94)%	(20.85)%	(14.65)%	38.62%
Net Assets End of Period (in thousands)	$66,639		$70,714		$44,262	$56,243	$74,887	$40,276
Ratio of Expenses to Average Net Assets	2.16	%A	2.17%		2.22%	2.16%	2.08%	2.08%
Ratio of Expenses to Average Net Assets (Excluding Expense Offset Arrangements)	2.18	%A	2.17%		2.22%	2.18%	2.08%	2.08%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.11	)%A,H	(1.39)%		(1.51)%	(1.40)%	(1.17)%	(1.69)%
Portfolio Turnover Rate	69%		82%		111%	111%	140%	170%

See notes to financial statements.

ANNUAL REPORT

Enterprise Capital Appreciation Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Capital Appreciation Fund (Class C)	Ten Months Ended October 31, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$28.49		$21.70		$26.43		$33.40	$45.85	$38.25

Net Investment Income (Loss)E	(0.26)		(0.35)		(0.38)		(0.38)	(0.44)	(0.68)
Net Realized and Unrealized Gain (Loss) on Investments	0.39		7.14		(4.35)		(6.59)	(5.30)	15.22

Total from Investment Operations	0.13		6.79		(4.73)		(6.97)	(5.74)	14.54

Dividends from Net Investment Income	—		—		—		—	—	—
Distributions from Capital Gains	—		—		—		—	(6.71)	(6.94)

Total Distributions	—		—		—		—	(6.71)	(6.94)

Redemption Fees	0.00	F	0.00	F	—		—	—	—

Net Asset Value End of Period	$28.62		$28.49		$21.70		$26.43	$33.40	$45.85

Total ReturnD	0.46	%B	31.29	%C	(17.90	)%C	(20.87)%	(14.57)%	38.64%
Net Assets End of Period (in thousands)	$37,032		$28,922		$15,135		$17,156	$23,483	$6,918
Ratio of Expenses to Average Net Assets	2.16	%A	2.16%		2.22%		2.16%	2.08%	2.11%
Ratio of Expenses to Average Net Assets (Excluding Expense Offset Arrangements)	2.18	%A	2.16%		2.22%		2.18%	2.08%	2.11%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.11	)%A	(1.39)%		(1.51)%		(1.39)%	(1.17)%	(1.69)%
Portfolio Turnover Rate	69%		82%		111%		111%	140%	170%

			Year Ended December 31,
Enterprise Capital Appreciation Fund (Class Y)	Ten Months Ended October 31, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$30.62		$23.09		$27.85	$34.84	$47.14	$38.79

Net Investment Income (Loss)E	(0.03)		(0.12)		(0.14)	(0.11)	(0.07)	(0.28)
Net Realized and Unrealized Gain (Loss) on Investments	0.42		7.65		(4.62)	(6.88)	(5.52)	15.57

Total from Investment Operations	0.39		7.53		(4.76)	(6.99)	(5.59)	15.29

Dividends from Net Investment Income	—		—		—	—	—	—
Distributions from Capital Gains	—		—		—	—	(6.71)	(6.94)

Total Distributions	—		—		—	—	(6.71)	(6.94)

Redemption Fees	0.00	F	0.00	F	—	—	—	—

Net Asset Value End of Period	$31.01		$30.62		$23.09	$27.85	$34.84	$47.14

Total Return	1.27	%B	32.61%		(17.09)%	(20.06)%	(13.77)%	40.04%
Net Assets End of Period (in thousands)	$7,125		$4,033		$970	$433	$532	$428
Ratio of Expenses to Average Net Assets	1.16	%A,H	1.16%		1.23%	1.16%	1.08%	1.07%
Ratio of Expenses to Average Net Assets (Excluding Expense Offset Arrangements)	1.18	%A,H	1.16%		1.23%	1.18%	1.08%	1.07%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.11	)%A	(0.46)%		(0.56)%	(0.40)%	(0.19)%	(0.69)%
Portfolio Turnover Rate	69%		82%		111%	111%	140%	170%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Deep Value Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Deep Value Fund (Class A)	Ten Months Ended October 31, 2004		2003	2002	For the Period 05/31/01 through 12/31/01
Net Asset Value Beginning of Period	$9.71		$7.59	$9.93	$10.00

Net Investment Income (Loss)E	0.05		0.07	0.06	0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.16		2.12	(2.34)	(0.06)

Total from Investment Operations	0.21		2.19	(2.28)	(0.04)

Dividends from Net Investment Income	—		(0.07)	(0.05)	—
Distributions from Capital Gains	—		—	(0.01)	(0.03)

Total Distributions	—		(0.07)	(0.06)	(0.03)

Net Asset Value End of Period	$9.92		$9.71	$7.59	$9.93

Total ReturnC	2.16	%B	28.87%	(22.97)%	(0.41	)%B
Net Assets End of Period (in thousands)	$17,347		$13,462	$6,037	$4,085
Ratio of Expenses to Average Net Assets	1.50	%A	1.50%	1.50%	1.50	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.88	%A	2.06%	2.29%	4.31	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.63	%A	0.90%	0.67%	0.28	%A
Portfolio Turnover Rate	34%		30%	43%	16%

			Year Ended December 31,
Enterprise Deep Value Fund (Class B)	Ten Months Ended October 31, 2004		2003	2002	For the Period 05/31/01 through 12/31/01
Net Asset Value Beginning of Period	$9.67		$7.57	$9.90	$10.00

Net Investment Income (Loss)E	0.01		0.03	0.01	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.15		2.10	(2.32)	(0.05)

Total from Investment Operations	0.16		2.13	(2.31)	(0.07)

Dividends from Net Investment Income	—		(0.03)	(0.01)	—
Distributions from Capital Gains	—		—	(0.01)	(0.03)

Total Distributions	—		(0.03)	(0.02)	(0.03)

Net Asset Value End of Period	$9.83		$9.67	$7.57	$9.90

Total ReturnD	1.65	%B	28.14%	(23.35)%	(0.71	)%B
Net Assets End of Period (in thousands)	$14,634		$11,917	$6,515	$4,856
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%	2.05%	2.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.43	%A	2.62%	2.86%	4.87	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.08	%A,H	0.36%	0.12%	(0.28	)%A
Portfolio Turnover Rate	34%		30%	43%	16%

See notes to financial statements.

ANNUAL REPORT

Enterprise Deep Value Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Deep Value Fund (Class C)	Ten Months Ended October 31, 2004		2003		2002		For the Period 05/31/01 through 12/31/01
Net Asset Value Beginning of Period	$9.67		$7.57		$9.90		$10.00

Net Investment Income (Loss)E	0.01		0.03		0.01		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.15		2.10		(2.32)		(0.06)

Total from Investment Operations	0.16		2.13		(2.31)		(0.07)

Dividends from Net Investment Income	—		(0.03)		(0.01)		—
Distributions from Capital Gains	—		—		(0.01)		(0.03)

Total Distributions	—		(0.03)		(0.02)		(0.03)

Net Asset Value End of Period	$9.83		$9.67		$7.57		$9.90

Total ReturnD	1.65	%B	28.20	%C	(23.38	)%C	(0.71	)%B
Net Assets End of Period (in thousands)	$6,805		$5,020		$2,374		$2,039
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%		2.05%		2.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.43	%A	2.61%		2.86%		4.88	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.08	%A,H	0.35%		0.13%		(0.26	)%A
Portfolio Turnover Rate	34%		30%		43%		16%

			Year Ended December 31,
Enterprise Deep Value Fund (Class Y)	Ten Months Ended October 31, 2004		2003	2002	For the Period 05/31/01 through 12/31/01
Net Asset Value Beginning of Period	$9.75		$7.61	$9.95	$10.00

Net Investment Income (Loss)E	0.09		0.12	0.10	0.04
Net Realized and Unrealized Gain (Loss) on Investments	0.16		2.12	(2.35)	(0.06)

Total from Investment Operations	0.25		2.24	(2.25)	(0.02)

Dividends from Net Investment Income	—		(0.10)	(0.08)	—
Distributions from Capital Gains	—		—	(0.01)	(0.03)

Total Distributions	—		(0.10)	(0.09)	(0.03)

Net Asset Value End of Period	$10.00		$9.75	$7.61	$9.95

Total Return	2.56	%B	29.45%	(22.61)%	(0.21	)%B
Net Assets End of Period (in thousands)	$353		$294	$251	$166
Ratio of Expenses to Average Net Assets	1.05	%A	1.05%	1.05%	1.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.43	%A	1.63%	1.88%	3.90	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.08	%A,H	1.39%	1.13%	0.71	%A
Portfolio Turnover Rate	34%		30%	43%	16%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Equity Fund (Class A)	Ten Months Ended October 31, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$5.82		$3.86	$5.50	$6.81	$7.26	$6.47

Net Investment Income (Loss)E	(0.06)		(0.06)	(0.06)	(0.07)	(0.07)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.22		2.02	(1.58)	(1.21)	(0.26)	1.11

Total from Investment Operations	0.16		1.96	(1.64)	(1.28)	(0.33)	1.10

Dividends from Net Investment Income	—		—	—	—	—	—
Distributions from Capital Gains	—		—	—	(0.03)	(0.12)	(0.31)

Total Distributions	—		—	—	(0.03)	(0.12)	(0.31)

Redemption Fees	0.00	F	0.00F	0.00F	—	—	—

Net Asset Value End of Period	$5.98		$5.82	$3.86	$5.50	$6.81	$7.26

Total ReturnC	2.75	%B	50.78%	(29.82)%	(18.75)%	(4.82)%	17.15%
Net Assets End of Period (in thousands)	$74,983		$74,468	$34,148	$55,677	$54,319	$8,139
Ratio of Expenses to Average Net Assets	1.60	%A	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.64	%A	1.66%	1.78%	1.70%	1.79%	2.55%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.27	)%A	(1.24)%	(1.29)%	(1.21)%	(0.89)%	(0.11)%
Portfolio Turnover Rate	16%		19%	15%	19%	27%	176%

			Year Ended December 31,
Enterprise Equity Fund (Class B)	Ten Months Ended October 31, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$5.63		$3.76	$5.38	$6.69	$7.17	$6.43

Net Investment Income (Loss)E	(0.09)		(0.09)	(0.08)	(0.10)	(0.11)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.22		1.96	(1.54)	(1.18)	(0.25)	1.09

Total from Investment Operations	0.13		1.87	(1.62)	(1.28)	(0.36)	1.05

Dividends from Net Investment Income	—		—	—	—	—	—
Distributions from Capital Gains	—		—	—	(0.03)	(0.12)	(0.31)

Total Distributions	—		—	—	(0.03)	(0.12)	(0.31)

Redemption Fees	0.00	F	0.00F	—	—	—	—

Net Asset Value End of Period	$5.76		$5.63	$3.76	$5.38	$6.69	$7.17

Total ReturnD	2.31	%B	49.73%	(30.11)%	(19.09)%	(5.30)%	16.49%
Net Assets End of Period (in thousands)	$54,059		$54,939	$32,037	$52,441	$55,021	$11,431
Ratio of Expenses to Average Net Assets	2.15	%A	2.15%	2.15%	2.15%	2.15%	2.15%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.19	%A	2.22%	2.34%	2.25%	2.35%	3.10%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.82	)%A	(1.80)%	(1.84)%	(1.76)%	(1.44)%	(0.66)%
Portfolio Turnover Rate	16%		19%	15%	19%	27%	176%

See notes to financial statements.

ANNUAL REPORT

Enterprise Equity Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Equity Fund (Class C)	Ten Months Ended October 31, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$5.63		$3.76		$5.39		$6.69	$7.17	$6.44

Net Investment Income (Loss)E	(0.09)		(0.09)		(0.08)		(0.10)	(0.10)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.22		1.96		(1.55)		(1.17)	(0.26)	1.08

Total from Investment Operations	0.13		1.87		(1.63)		(1.27)	(0.36)	1.04

Dividends from Net Investment Income	—		—		—		—	—	—
Distributions from Capital Gains	—		—		—		(0.03)	(0.12)	(0.31)

Total Distributions	—		—		—		(0.03)	(0.12)	(0.31)

Redemption Fees	0.00	F	0.00	F	—		—	—	—

Net Asset Value End of Period	$5.76		$5.63		$3.76		$5.39	$6.69	$7.17

Total ReturnD	2.31	%B	49.73	%C	(30.24	)%C	(18.94)%	(5.30)%	16.30%
Net Assets End of Period (in thousands)	$42,206		$38,988		$21,557		$35,995	$32,620	$2,144
Ratio of Expenses to Average Net Assets	2.15	%A	2.15%		2.15%		2.15%	2.15%	2.15%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.19	%A,H	2.22%		2.34%		2.25%	2.33%	3.09%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.82	)%A	(1.80)%		(1.84)%		(1.76)%	(1.46)%	(0.64)%
Portfolio Turnover Rate	16%		19%		15%		19%	27%	176%

			Year Ended December 31,
Enterprise Equity Fund (Class Y)	Ten Months Ended October 31, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$5.94		$3.93		$5.57	$6.85	$7.26	$6.43

Net Investment Income (Loss)E	(0.04)		(0.04)		(0.04)	(0.04)	(0.03)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.23		2.05		(1.60)	(1.21)	(0.26)	1.13

Total from Investment Operations	0.19		2.01		(1.64)	(1.25)	(0.29)	1.14

Dividends from Net Investment Income	—		—		—	—	—	—
Distributions from Capital Gains	—		—		—	(0.03)	(0.12)	(0.31)

Total Distributions	—		—		—	(0.03)	(0.12)	(0.31)

Redemption Fees	0.00	F	0.00	F	—	—	—	—

Net Asset Value End of Period	$6.13		$5.94		$3.93	$5.57	$6.85	$7.26

Total Return	3.20	%B	51.15%		(29.44)%	(18.21)%	(4.26)%	17.89%
Net Assets End of Period (in thousands)	$4,802		$2,166		$918	$1,004	$376	$161
Ratio of Expenses to Average Net Assets	1.15	%A	1.15%		1.15%	1.15%	1.15%	1.15%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.19	%A,H	1.22%		1.35%	1.24%	1.37%	2.15%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.82	)%A	(0.79)%		(0.83)%	(0.77)%	(0.43)%	0.21%
Portfolio Turnover Rate	16%		19%		15%	19%	27%	176%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Income Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Equity Income Fund (Class A)	Ten Months Ended October 31, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$22.98		$18.40	$22.12	$25.72	$27.48	$26.89

Net Investment Income (Loss)E	0.21		0.25	0.19	0.20	0.22	0.22
Net Realized and Unrealized Gain (Loss) on Investments	2.15		4.58	(3.55)	(3.24)	1.10	1.69

Total from Investment Operations	2.36		4.83	(3.36)	(3.04)	1.32	1.91

Dividends from Net Investment Income	(0.13)		(0.25)	(0.19)	(0.18)	(0.22)	(0.20)
Distributions from Capital Gains	—		—	(0.17)	(0.38)	(2.86)	(1.12)

Total Distributions	(0.13)		(0.25)	(0.36)	(0.56)	(3.08)	(1.32)

Redemption Fees	0.00	F	—	—	—	—	—

Net Asset Value End of Period	$25.21		$22.98	$18.40	$22.12	$25.72	$27.48

Total ReturnC	10.28	%B	26.38%	(15.23)%	(11.83)%	5.44%	7.20%
Net Assets End of Period (in thousands)	$90,020		$70,505	$60,165	$79,215	$95,009	$111,395
Ratio of Expenses to Average Net Assets	1.50	%A	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.62	%A	1.65%	1.67%	1.58%	1.52%	1.51%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.05	%A	1.33%	0.91%	0.84%	0.83%	0.76%
Portfolio Turnover Rate	57%		105%	41%	48%	33%	32%

			Year Ended December 31,
Enterprise Equity Income Fund (Class B)	Ten Months Ended October 31, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$22.60		$18.11	$21.77	$25.32	$27.10	$26.57

Net Investment Income (Loss)E	0.10		0.15	0.07	0.07	0.07	0.06
Net Realized and Unrealized Gain (Loss) on Investments	2.10		4.49	(3.48)	(3.18)	1.09	1.65

Total from Investment Operations	2.20		4.64	(3.41)	(3.11)	1.16	1.71

Dividends from Net Investment Income	(0.06)		(0.15)	(0.08)	(0.06)	(0.08)	(0.06)
Distributions from Capital Gains	—		—	(0.17)	(0.38)	(2.86)	(1.12)

Total Distributions	(0.06)		(0.15)	(0.25)	(0.44)	(2.94)	(1.18)

Redemption Fees	0.00	F	—	—	—	—	—

Net Asset Value End of Period	$24.74		$22.60	$18.11	$21.77	$25.32	$27.10

Total ReturnD	9.76	%B	25.68%	(15.67)%	(12.28)%	4.88%	6.55%
Net Assets End of Period (in thousands)	$43,698		$37,491	$30,879	$38,273	$40,221	$44,574
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%	2.05%	2.05%	2.05%	2.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.17	%A	2.19%	2.22%	2.13%	2.07%	2.07%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.50	%A	0.78%	0.36%	0.29%	0.28%	0.20%
Portfolio Turnover Rate	57%		105%	41%	48%	33%	32%

See notes to financial statements.

ANNUAL REPORT

Enterprise Equity Income Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Equity Income Fund (Class C)	Ten Months Ended October 31, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$22.75		$18.23		$21.92		$25.49	$27.26	$26.70

Net Investment Income (Loss)E	0.10		0.15		0.07		0.07	0.07	0.06
Net Realized and Unrealized Gain (Loss) on Investments	2.12		4.52		(3.51)		(3.20)	1.10	1.69

Total from Investment Operations	2.22		4.67		(3.44)		(3.13)	1.17	1.75

Dividends from Net Investment Income	(0.07)		(0.15)		(0.08)		(0.06)	(0.08)	(0.07)
Distributions from Capital Gains	—		—		(0.17)		(0.38)	(2.86)	(1.12)

Total Distributions	(0.07)		(0.15)		(0.25)		(0.44)	(2.94)	(1.19)

Redemption Fees	0.00	F	—		—		—	—	—

Net Asset Value End of Period	$24.90		$22.75		$18.23		$21.92	$25.49	$27.26

Total ReturnD	9.76	%B	25.70	%C	(15.69	)%C	(12.28)%	4.89%	6.64%
Net Assets End of Period (in thousands)	$12,910		$9,452		$6,829		$8,093	$8,391	$9,338
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%		2.05%		2.05%	2.05%	2.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.17	%A,H	2.19%		2.22%		2.13%	2.07%	2.07%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.50	%A,H	0.78%		0.36%		0.29%	0.28%	0.20%
Portfolio Turnover Rate	57%		105%		41%		48%	33%	32%

			Year Ended December 31,
Enterprise Equity Income Fund (Class Y)	Ten Months Ended October 31, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$22.97		$18.38	$22.10	$25.70	$27.46	$26.87

Net Investment Income (Loss)E	0.30		0.34	0.28	0.30	0.33	0.34
Net Realized and Unrealized Gain (Loss) on Investments	2.15		4.59	(3.55)	(3.23)	1.11	1.70

Total from Investment Operations	2.45		4.93	(3.27)	(2.93)	1.44	2.04

Dividends from Net Investment Income	(0.18)		(0.34)	(0.28)	(0.29)	(0.34)	(0.33)
Distributions from Capital Gains	—		—	(0.17)	(0.38)	(2.86)	(1.12)

Total Distributions	(0.18)		(0.34)	(0.45)	(0.67)	(3.20)	(1.45)

Redemption Fees	0.00	F	—	—	—	—	—

Net Asset Value End of Period	$25.24		$22.97	$18.38	$22.10	$25.70	$27.46

Total Return	10.68	%B	26.99%	(14.85)%	(11.44)%	5.94%	7.69%
Net Assets End of Period (in thousands)	$681		$265	$273	$321	$125	$153
Ratio of Expenses to Average Net Assets	1.05	%A	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.17	%A,H	1.20%	1.22%	1.15%	1.07%	1.07%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.50	%A,H	1.79%	1.36%	1.28%	1.28%	1.20%
Portfolio Turnover Rate	57%		105%	41%	48%	33%	32%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Growth Fund (Class A)	Ten Months Ended October 31, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$15.86		$13.64	$17.78	$20.52	$24.55	$21.07

Net Investment Income (Loss)E	(0.05)		(0.03)	(0.05)	(0.06)	(0.09)	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	(0.20)		2.25	(4.09)	(2.68)	(1.88)	4.73

Total from Investment Operations	(0.25)		2.22	(4.14)	(2.74)	(1.97)	4.61

Dividends from Net Investment Income	—		—	—	—	—	—
Distributions from Capital Gains	—		—	—	—	(2.06)	(1.13)

Total Distributions	—		—	—	—	(2.06)	(1.13)

Net Asset Value End of Period	$15.61		$15.86	$13.64	$17.78	$20.52	$24.55

Total ReturnC	(1.58	)%B	16.28%	(23.28)%	(13.35)%	(7.94)%	22.08%
Net Assets End of Period (in thousands)	$961,077		$960,098	$689,196	$820,971	$1,029,590	$1,268,022
Ratio of Expenses to Average Net Assets	1.55	%A	1.55%	1.58%	1.49%	1.41%	1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.35	)%A	(0.18)%	(0.30)%	(0.36)%	(0.41)%	(0.51)%
Portfolio Turnover Rate	41%		38%	43%	52%	65%	38%

			Year Ended December 31,
Enterprise Growth Fund (Class B)	Ten Months Ended October 31, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$15.03		$13.00	$17.04	$19.76	$23.84	$20.62

Net Investment Income (Loss)E	(0.11)		(0.10)	(0.13)	(0.16)	(0.21)	(0.24)
Net Realized and Unrealized Gain (Loss) on Investments	(0.20)		2.13	(3.91)	(2.56)	(1.81)	4.59

Total from Investment Operations	(0.31)		2.03	(4.04)	(2.72)	(2.02)	4.35

Dividends from Net Investment Income	—		—	—	—	—	—
Distributions from Capital Gains	—		—	—	—	(2.06)	(1.13)

Total Distributions	—		—	—	—	(2.06)	(1.13)

Net Asset Value End of Period	$14.72		$15.03	$13.00	$17.04	$19.76	$23.84

Total ReturnD	(2.06	)%B	15.62%	(23.71)%	(13.77)%	(8.40)%	21.30%
Net Assets End of Period (in thousands)	$391,307		$461,562	$426,757	$605,432	$736,423	$811,706
Ratio of Expenses to Average Net Assets	2.10	%A	2.10%	2.12%	2.04%	1.96%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.90	)%A	(0.73)%	(0.85)%	(0.91)%	(0.95)%	(1.06)%
Portfolio Turnover Rate	41%		38%	43%	52%	65%	38%

See notes to financial statements.

ANNUAL REPORT

Enterprise Growth Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Growth Fund (Class C)	Ten Months Ended October 31, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$15.24		$13.18		$17.27		$20.04	$24.14	$20.87

Net Investment Income (Loss)E	(0.11)		(0.10)		(0.13)		(0.16)	(0.21)	(0.24)
Net Realized and Unrealized Gain (Loss) on Investments	(0.20)		2.16		(3.96)		(2.61)	(1.83)	4.64

Total from Investment Operations	(0.31)		2.06		(4.09)		(2.77)	(2.04)	4.40

Dividends from Net Investment Income	—		—		—		—	—	—
Distributions from Capital Gains	—		—		—		—	(2.06)	(1.13)

Total Distributions	—		—		—		—	(2.06)	(1.13)

Net Asset Value End of Period	$14.93		$15.24		$13.18		$17.27	$20.04	$24.14

Total ReturnD	(2.03	)%B	15.63	%C	(23.68	)%C	(13.82)%	(8.38)%	21.28%
Net Assets End of Period (in thousands)	$195,473		$211,086		$174,419		$214,230	$253,834	$294,683
Ratio of Expenses to Average Net Assets	2.10	%A	2.10%		2.13%		2.04%	1.96%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.90	)%A	(0.73)%		(0.85)%		(0.91)%	(0.96)%	(1.07)%
Portfolio Turnover Rate	41%		38%		43%		52%	65%	38%

			Year Ended December 31,
Enterprise Growth Fund (Class Y)	Ten Months Ended October 31, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$16.53		$14.15	$18.37	$21.10	$25.06	$21.41

Net Investment Income (Loss)E	0.01		(0.04)	0.02	0.02	0.01	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	(0.21)		2.42	(4.24)	(2.75)	(1.91)	4.80

Total from Investment Operations	(0.20)		2.38	(4.22)	(2.73)	(1.90)	4.78

Dividends from Net Investment Income	—		—	—	—	—	—
Distributions from Capital Gains	—		—	—	—	(2.06)	(1.13)

Total Distributions	—		—	—	—	(2.06)	(1.13)

Net Asset Value End of Period	$16.33		$16.53	$14.15	$18.37	$21.10	$25.06

Total Return	(1.21	)%B	16.82%	(22.97)%	(12.94)%	(7.49)%	22.52%
Net Assets End of Period (in thousands)	$56,861		$56,846	$41,255	$52,671	$66,749	$86,826
Ratio of Expenses to Average Net Assets	1.10	%A	1.10%	1.13%	1.04%	0.96%	0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.10	%A	0.27%	0.15%	0.09%	0.03%	(0.07)%
Portfolio Turnover Rate	41%		38%	43%	52%	65%	38%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth and Income Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Growth and Income Fund (Class A)	Ten Months Ended October 31, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$30.52		$24.11	$32.88	$38.55	$38.57	$29.01

Net Investment Income (Loss)E	0.04		0.09	0.03	0.07	0.06	0.00	F
Net Realized and Unrealized Gain (Loss) on Investments	1.31		6.35	(8.80)	(5.59)	(0.08)	9.57

Total from Investment Operations	1.35		6.44	(8.77)	(5.52)	(0.02)	9.57

Dividends from Net Investment Income	—		(0.03)	—	—	—	—
Distributions from Capital Gains	—		—	—	(0.15)	—	(0.01)

Total Distributions	—		(0.03)	—	(0.15)	—	(0.01)

Net Asset Value End of Period	$31.87		$30.52	$24.11	$32.88	$38.55	$38.57

Total ReturnC	4.33	%B	26.71%	(26.67)%	(14.32)%	(0.05)%	32.97%
Net Assets End of Period (in thousands)	$68,849		$60,352	$50,361	$84,159	$94,885	$65,759
Ratio of Expenses to Average Net Assets	1.50	%A	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.72	%A	1.74%	1.71%	1.59%	1.54%	1.64%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.16	%A	0.37%	0.11%	0.21%	0.15%	0.00%
Portfolio Turnover Rate	33%		118%	17%	3%	10%	3%

			Year Ended December 31,
Enterprise Growth and Income Fund (Class B)	Ten Months Ended October 31, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$29.60		$23.49	$32.22	$37.99	$38.20	$28.90

Net Investment Income (Loss)E	(0.10)		(0.05)	(0.12)	(0.12)	(0.16)	(0.18)
Net Realized and Unrealized Gain (Loss) on Investments	1.28		6.16	(8.61)	(5.50)	(0.05)	9.49

Total from Investment Operations	1.18		6.11	(8.73)	(5.62)	(0.21)	9.31

Dividends from Net Investment Income	—		—	—	—	—	—
Distributions from Capital Gains	—		—	—	(0.15)	—	(0.01)

Total Distributions	—		—	—	(0.15)	—	(0.01)

Net Asset Value End of Period	$30.78		$29.60	$23.49	$32.22	$37.99	$38.20

Total ReturnD	3.89	%B	26.01%	(27.09)%	(14.80)%	(0.55)%	32.20%
Net Assets End of Period (in thousands)	$77,038		$84,510	$73,049	$118,866	$124,127	$74,597
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%	2.05%	2.05%	2.05%	2.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.27	%A,H	2.29%	2.26%	2.14%	2.09%	2.19%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.39	)%A	(0.18)%	(0.43)%	(0.35)%	(0.40)%	(0.56)%
Portfolio Turnover Rate	33%		118%	17%	3%	10%	3%

See notes to financial statements.

ANNUAL REPORT

Enterprise Growth and Income Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Growth and Income Fund (Class C)	Ten Months Ended October 31, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$29.64		$23.52		$32.25		$38.03	$38.24	$28.91

Net Investment Income (Loss)E	(0.10)		(0.05)		(0.12)		(0.12)	(0.16)	(0.19)
Net Realized and Unrealized Gain (Loss) on Investments	1.27		6.17		(8.61)		(5.51)	(0.05)	9.53

Total from Investment Operations	1.17		6.12		(8.73)		(5.63)	(0.21)	9.34

Dividends from Net Investment Income	—		—		—		—	—	—
Distributions from Capital Gains	—		—		—		(0.15)	—	(0.01)

Total Distributions	—		—		—		(0.15)	—	(0.01)

Net Asset Value End of Period	$30.81		$29.64		$23.52		$32.25	$38.03	$38.24

Total ReturnD	3.88	%B	26.02	%C	(27.07	)%C	(14.81)%	(0.55)%	32.29%
Net Assets End of Period (in thousands)	$16,060		$15,884		$13,380		$22,263	$22,239	$13,710
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%		2.05%		2.05%	2.05%	2.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.27	%A	2.29%		2.26%		2.14%	2.09%	2.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.39	)%A	(0.18)%		(0.43)%		(0.35)%	(0.40)%	(0.58)%
Portfolio Turnover Rate	33%		118%		17%		3%	10%	3%

			Year Ended December 31,
Enterprise Growth and Income Fund (Class Y)	Ten Months Ended October 31, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$31.26		$24.67	$33.50	$39.08	$38.91	$29.13

Net Investment Income (Loss)E	0.16		0.22	0.16	0.23	0.23	0.14
Net Realized and Unrealized Gain (Loss) on Investments	1.35		6.52	(8.99)	(5.66)	(0.06)	9.65

Total from Investment Operations	1.51		6.74	(8.83)	(5.43)	0.17	9.79

Dividends from Net Investment Income	—		(0.15)	—	—	—	—
Distributions from Capital Gains	—		—	—	(0.15)	—	(0.01)

Total Distributions	—		(0.15)	—	(0.15)	—	(0.01)

Net Asset Value End of Period	$32.77		$31.26	$24.67	$33.50	$39.08	$38.91

Total Return	4.73	%B	27.33%	(26.36)%	(13.90)%	0.44%	33.59%
Net Assets End of Period (in thousands)	$19,403		$17,118	$10,011	$13,217	$16,892	$17,116
Ratio of Expenses to Average Net Assets	1.05	%A	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.27	%A	1.29%	1.26%	1.14%	1.09%	1.18%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.61	%A	0.81%	0.56%	0.66%	0.58%	0.41%
Portfolio Turnover Rate	33%		118%	17%	3%	10%	3%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise International Growth Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise International Growth Fund (Class A)	Ten Months Ended October 31, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$13.39		$10.30	$12.82	$18.35	$23.81	$18.89

Net Investment Income (Loss)E	0.01		0.01	0.04	(0.07)	(0.16)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	(0.54)		3.04	(2.58)	(5.49)	(4.53)	7.37

Total from Investment Operations	(0.53)		3.05	(2.54)	(5.56)	(4.69)	7.26

Dividends from Net Investment Income	—		—	—	—	—	(0.16)
Distributions from Capital Gains	—		—	—	—	(0.77)	(2.18)

Total Distributions	—		—	—	—	(0.77)	(2.34)

Redemption Fees	0.00	F	0.04	0.02	0.03	—	—

Net Asset Value End of Period	$12.86		$13.39	$10.30	$12.82	$18.35	$23.81

Total ReturnC	(3.96	)%B	30.00%	(19.66)%	(30.14)%	(19.75)%	39.76%
Net Assets End of Period (in thousands)	$32,757		$30,444	$23,226	$34,589	$49,770	$55,426
Ratio of Expenses to Average Net Assets	1.85	%A	1.85%	1.85%	1.96%	1.85%	1.94%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.88	%A	1.95%	2.10%	1.96%	1.85%	1.94%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.05	%A	0.06%	0.35%	(0.50)%	(0.76)%	(0.53)%
Portfolio Turnover Rate	115%		56%	182%	99%	66%	131%

			Year Ended December 31,
Enterprise International Growth Fund (Class B)	Ten Months Ended October 31, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$12.78		$9.89	$12.40	$17.89	$23.40	$18.62

Net Investment Income (Loss)E	(0.05)		(0.05)	(0.02)	(0.16)	(0.27)	(0.21)
Net Realized and Unrealized Gain (Loss) on Investments	(0.50)		2.87	(2.49)	(5.33)	(4.47)	7.23

Total from Investment Operations	(0.55)		2.82	(2.51)	(5.49)	(4.74)	7.02

Dividends from Net Investment Income	—		—	—	—	—	(0.06)
Distributions from Capital Gains	—		—	—	—	(0.77)	(2.18)

Total Distributions	—		—	—	—	(0.77)	(2.24)

Redemption Fees	0.00	F	0.07	—	—	—	—

Net Asset Value End of Period	$12.23		$12.78	$9.89	$12.40	$17.89	$23.40

Total ReturnD	(4.30	)%B	29.22%	(20.24)%	(30.69)%	(20.32)%	39.02%
Net Assets End of Period (in thousands)	$18,181		$21,726	$16,905	$21,738	$26,569	$23,475
Ratio of Expenses to Average Net Assets	2.40	%A	2.40%	2.40%	2.53%	2.40%	2.48%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.43	%A,H	2.50%	2.65%	2.53%	2.40%	2.48%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.45	)%A	(0.49)%	(0.21)%	(1.13)%	(1.32)%	(1.10)%
Portfolio Turnover Rate	115%		56%	182%	99%	66%	131%

See notes to financial statements.

ANNUAL REPORT

Enterprise International Growth Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise International Growth Fund (Class C)	Ten Months Ended October 31, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$12.88		$9.97		$12.50		$18.04	$23.59	$18.77

Net Investment Income (Loss)E	(0.05)		(0.05)		(0.02)		(0.15)	(0.27)	(0.22)
Net Realized and Unrealized Gain (Loss) on Investments	(0.52)		2.89		(2.52)		(5.39)	(4.51)	7.29

Total from Investment Operations	(0.57)		2.84		(2.54)		(5.54)	(4.78)	7.07

Dividends from Net Investment Income	—		—		—		—	—	(0.07)
Distributions from Capital Gains	—		—		—		—	(0.77)	(2.18)

Total Distributions	—		—		—		—	(0.77)	(2.25)

Redemption Fees	0.00	F	0.07		0.01		—	—	—

Net Asset Value End of Period	$12.31		$12.88		$9.97		$12.50	$18.04	$23.59

Total ReturnD	(4.43	)%B	29.19	%C	(20.24	)%C	(30.71)%	(20.33)%	38.95%
Net Assets End of Period (in thousands)	$8,796		$8,718		$6,375		$8,512	$7,750	$5,771
Ratio of Expenses to Average Net Assets	2.40	%A	2.40%		2.40%		2.52%	2.40%	2.48%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.43	%A,H	2.50%		2.65%		2.52%	2.40%	2.48%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.45	)%A,H	(0.51)%		(0.19)%		(1.12)%	(1.32)%	(1.12)%
Portfolio Turnover Rate	115%		56%		182%		99%	66%	131%

			Year Ended December 31,
Enterprise International Growth Fund (Class Y)	Ten Months Ended October 31, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$13.56		$10.39	$12.90	$18.41	$23.82	$18.88

Net Investment Income (Loss)E	0.06		0.06	0.09	(0.02)	(0.06)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	(0.54)		3.04	(2.61)	(5.49)	(4.58)	7.40

Total from Investment Operations	(0.48)		3.10	(2.52)	(5.51)	(4.64)	7.37

Dividends from Net Investment Income	—		—	—	—	—	(0.25)
Distributions from Capital Gains	—		—	—	—	(0.77)	(2.18)

Total Distributions	—		—	—	—	(0.77)	(2.43)

Redemption Fees	0.00	F	0.07	0.01	—	—	—

Net Asset Value End of Period	$13.08		$13.56	$10.39	$12.90	$18.41	$23.82

Total Return	(3.54	)%B	30.51%	(19.46)%	(29.93)%	(19.53)%	40.39%
Net Assets End of Period (in thousands)	$15,199		$15,097	$10,616	$13,797	$20,515	$20,738
Ratio of Expenses to Average Net Assets	1.40	%A	1.40%	1.40%	1.53%	1.39%	1.48%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.43	%A,H	1.50%	1.65%	1.53%	1.39%	1.48%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.55	%A,H	0.50%	0.80%	(0.12)%	0.30%	(0.14)%
Portfolio Turnover Rate	115%		56%	182%	99%	66%	131%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Financial Services Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Global Financial Services Fund (Class A)	Ten Months Ended October 31, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$6.97		$5.11		$5.82	$6.62	$5.58	$6.05

Net Investment Income (Loss)E	0.07		0.07		0.09	0.04	0.05	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.60		1.88		(0.63)	(0.60)	1.17	(0.37)

Total from Investment Operations	0.67		1.95		(0.54)	(0.56)	1.22	(0.31)

Dividends from Net Investment Income	—		(0.07)		(0.08)	(0.05)	(0.05)	(0.04)
Distributions from Capital Gains	—		(0.02)		(0.09)	(0.19)	(0.13)	(0.12)

Total Distributions	—		(0.09)		(0.17)	(0.24)	(0.18)	(0.16)

Redemption Fees	0.00	F	0.00	F	—	—	—	—

Net Asset Value End of Period	$7.64		$6.97		$5.11	$5.82	$6.62	$5.58

Total ReturnC	9.61	%B	38.21%		(9.21)%	(8.37)%	21.90%	(5.01)%
Net Assets End of Period (in thousands)	$12,943		$11,152		$8,760	$13,715	$15,674	$5,179
Ratio of Expenses to Average Net Assets	1.75	%A	1.75%		1.75%	1.75%	1.75%	1.75%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.92	%A	1.96%		1.99%	1.92%	2.03%	2.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.20	%A	1.32%		1.55%	0.67%	0.90%	1.00%
Portfolio Turnover Rate	25%		87%		9%	56%	26%	16%

			Year Ended December 31,
Enterprise Global Financial Services Fund (Class B)	Ten Months Ended October 31, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$6.92		$5.08		$5.78	$6.57	$5.55	$6.03

Net Investment Income (Loss)E	0.04		0.04		0.05	0.01	0.02	0.03
Net Realized and Unrealized Gain (Loss) on Investments	0.59		1.86		(0.61)	(0.59)	1.15	(0.37)

Total from Investment Operations	0.63		1.90		(0.56)	(0.58)	1.17	(0.34)

Dividends from Net Investment Income	—		(0.04)		(0.05)	(0.02)	(0.02)	(0.02)
Distributions from Capital Gains	—		(0.02)		(0.09)	(0.19)	(0.13)	(0.12)

Total Distributions	—		(0.06)		(0.14)	(0.21)	(0.15)	(0.14)

Redemption Fees	0.00	F	0.00	F	—	—	—	—

Net Asset Value End of Period	$7.55		$6.92		$5.08	$5.78	$6.57	$5.55

Total ReturnD	9.10	%B	37.41%		(9.58)%	(8.84)%	21.18%	(5.50)%
Net Assets End of Period (in thousands)	$10,878		$10,264		$7,725	$9,429	$10,252	$4,661
Ratio of Expenses to Average Net Assets	2.30	%A	2.30%		2.30%	2.30%	2.30%	2.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.47	%A,H	2.51%		2.55%	2.47%	2.61%	3.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.65	%A,H	0.77%		0.96%	0.14%	0.31%	0.44%
Portfolio Turnover Rate	25%		87%		9%	56%	26%	16%

See notes to financial statements.

ANNUAL REPORT

Enterprise Global Financial Services Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Global Financial Services Fund (Class C)	Ten Months Ended October 31, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$6.90		$5.07		$5.78		$6.57	$5.56	$6.03

Net Investment Income (Loss)E	0.04		0.05		0.06		0.01	0.02	0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.59		1.85		(0.63)		(0.59)	1.15	(0.34)

Total from Investment Operations	0.63		1.90		(0.57)		(0.58)	1.17	(0.32)

Dividends from Net Investment Income	—		(0.05)		(0.05)		(0.02)	(0.03)	(0.03)
Distributions from Capital Gains	—		(0.02)		(0.09)		(0.19)	(0.13)	(0.12)

Total Distributions	—		(0.07)		(0.14)		(0.21)	(0.16)	(0.15)

Redemption Fees	0.00	F	0.00	F	—		—	—	—

Net Asset Value End of Period	$7.53		$6.90		$5.07		$5.78	$6.57	$5.56

Total ReturnD	9.13	%B	37.48	%C	(9.80	)%C	(8.73)%	21.07%	(5.31)%
Net Assets End of Period (in thousands)	$3,548		$2,980		$1,553		$2,056	$1,903	$718
Ratio of Expenses to Average Net Assets	2.30	%A	2.30%		2.30%		2.30%	2.30%	2.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.47	%A	2.49%		2.54%		2.47%	2.59%	3.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.65	%A,H	0.65%		0.98%		0.10%	0.27%	0.39%
Portfolio Turnover Rate	25%		87%		9%		56%	26%	16%

			Year Ended December 31,
Enterprise Global Financial Services Fund (Class Y)	Ten Months Ended October 31, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$6.98		$5.12		$5.84	$6.64	$5.59	$6.05

Net Investment Income (Loss)E	0.10		0.10		0.11	0.07	0.08	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.61		1.87		(0.63)	(0.60)	1.17	(0.38)

Total from Investment Operations	0.71		1.97		(0.52)	(0.53)	1.25	(0.28)

Dividends from Net Investment Income	—		(0.09)		(0.11)	(0.08)	(0.07)	(0.06)
Distributions from Capital Gains	—		(0.02)		(0.09)	(0.19)	(0.13)	(0.12)

Total Distributions	—		(0.11)		(0.20)	(0.27)	(0.20)	(0.18)

Redemption Fees	0.00	F	0.00	F	—	—	—	—

Net Asset Value End of Period	$7.69		$6.98		$5.12	$5.84	$6.64	$5.59

Total Return	10.17	%B	38.67%		(8.80)%	(7.89)%	22.39%	(4.51)%
Net Assets End of Period (in thousands)	$8,737		$7,941		$5,754	$6,258	$6,770	$5,477
Ratio of Expenses to Average Net Assets	1.30	%A	1.30%		1.30%	1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.47	%A,H	1.51%		1.55%	1.47%	1.65%	2.57%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.65	%A	1.78%		1.96%	1.12%	1.36%	1.63%
Portfolio Turnover Rate	25%		87%		9%	56%	26%	16%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Socially Responsive Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Global Socially Responsive Fund (Class A)	Ten Months Ended October 31, 2004		Year Ended December 31,				For the Period 09/29/00 through 12/31/00
			2003	2002		2001
Net Asset Value Beginning of Period	$8.96		$7.09	$8.69		$9.75	$10.00

Net Investment Income (Loss)E	0.03		0.01	0.00	F	0.01	0.08
Net Realized and Unrealized Gain (Loss) on Investments	0.25		1.86	(1.63)		(1.05)	(0.33)

Total from Investment Operations	0.28		1.87	(1.63)		(1.04)	(0.25)

Dividends from Net Investment Income	—		—	—		—	—
Distributions from Capital Gains	—		—	—		(0.02)	—

Total Distributions	—		—	—		(0.02)	—

Redemption Fees	0.00	F	—	0.03		—	—

Net Asset Value End of Period	$9.24		$8.96	$7.09		$8.69	$9.75

Total ReturnC	3.13	%B	26.38%	(18.41)%		(10.70)%	(2.50	)%B
Net Assets End of Period (in thousands)	$5,554		$3,640	$2,314		$2,053	$1,103
Ratio of Expenses to Average Net Assets	1.75	%A	1.75%	1.75%		1.75%	1.75	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.53	%A	3.28%	3.55%		4.05%	13.03	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.33	%A	0.08%	0.01%		0.10%	0.88	%A
Portfolio Turnover Rate	32%		39%	32%		44%	16%

Enterprise Global Socially Responsive Fund (Class B)	Ten Months Ended October 31, 2004		Year Ended December 31,			For the Period 09/29/00 through 12/31/00
			2003	2002	2001
Net Asset Value Beginning of Period	$8.80		$7.00	$8.62	$9.74	$10.00

Net Investment Income (Loss)E	(0.01)		(0.04)	(0.04)	(0.04)	0.03
Net Realized and Unrealized Gain (Loss) on Investments	0.24		1.84	(1.60)	(1.06)	(0.29)

Total from Investment Operations	0.23		1.80	(1.64)	(1.10)	(0.26)

Dividends from Net Investment Income	—		—	—	—	—
Distributions from Capital Gains	—		—	—	(0.02)	—

Total Distributions	—		—	—	(0.02)	—

Redemption Fees	0.00	F	—	0.02	—	—

Net Asset Value End of Period	$9.03		$8.80	$7.00	$8.62	$9.74

Total ReturnD	2.61	%B	25.71%	(18.79)%	(11.33)%	(2.60	)%B
Net Assets End of Period (in thousands)	$2,521		$1,903	$1,057	$1,036	$588
Ratio of Expenses to Average Net Assets	2.30	%A	2.30%	2.30%	2.30%	2.30	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	3.08	%A,H	3.83%	4.08%	4.61%	13.58	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.22	)%A,H	(0.48)%	(0.53)%	(0.43)%	0.33	%A
Portfolio Turnover Rate	32%		39%	32%	44%	16%

See notes to financial statements.

ANNUAL REPORT

Enterprise Global Socially Responsive Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Global Socially Responsive Fund (Class C)	Ten Months Ended October 31, 2004		Year Ended December 31,					For the Period 09/29/00 through 12/31/00
			2003		2002		2001
Net Asset Value Beginning of Period	$8.79		$6.99		$8.62		$9.74	$10.00

Net Investment Income (Loss)E	(0.01)		(0.04)		(0.04)		(0.04)	0.04
Net Realized and Unrealized Gain (Loss) on Investments	0.25		1.84		(1.61)		(1.06)	(0.30)

Total from Investment Operations	0.24		1.80		(1.65)		(1.10)	(0.26)

Dividends from Net Investment Income	—		—		—		—	—
Distributions from Capital Gains	—		—		—		(0.02)	—

Total Distributions	—		—		—		(0.02)	—

Redemption Fees	0.00	F	—		0.02		—	—

Net Asset Value End of Period	$9.03		$8.79		$6.99		$8.62	$9.74

Total ReturnD	2.73	%B	25.75	%C	(18.91	)%C	(11.33)%	(2.60	)%B
Net Assets End of Period (in thousands)	$2,200		$1,439		$632		$475	$361
Ratio of Expenses to Average Net Assets	2.30	%A	2.30%		2.30%		2.30%	2.30	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	3.08	%A	3.80%		4.14%		4.63%	13.58	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.22	)%A,H	(0.51)%		(0.57)%		(0.43)%	0.45	%A
Portfolio Turnover Rate	32%		39%		32%		44%	16%

Enterprise Global Socially Responsive Fund (Class Y)	Ten Months Ended October 31, 2004		Year Ended December 31,			For the Period 09/29/00 through 12/31/00
			2003	2002	2001
Net Asset Value Beginning of Period	$9.10		$7.17	$8.74	$9.76	$10.00

Net Investment Income (Loss)E	0.03		(0.04)	0.03	0.05	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.29		1.97	(1.62)	(1.05)	(0.36)

Total from Investment Operations	0.32		1.93	(1.59)	(1.00)	(0.24)

Dividends from Net Investment Income	—		—	—	—	—
Distributions from Capital Gains	—		—	—	(0.02)	—

Total Distributions	—		—	—	(0.02)	—

Redemption Fees	0.00	F	—	0.02	—	—

Net Asset Value End of Period	$9.42		$9.10	$7.17	$8.74	$9.76

Total Return	3.52	%B	26.92%	(17.96)%	(10.28)%	(2.40	)%B
Net Assets End of Period (in thousands)	$1,917		$225	$126	$120	$98
Ratio of Expenses to Average Net Assets	1.30	%A	1.30%	1.30%	1.30%	1.30	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.08	%A,H	2.80%	3.12%	3.63%	12.58	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.78	%A,H	0.50%	0.44%	0.57%	1.59	%A
Portfolio Turnover Rate	32%		39%	32%	44%	16%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers and Acquisitions Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Mergers and Acquisitions Fund (Class A)	Ten Months Ended October 31, 2004		2003	2002	For the Period 02/28/01 through 12/31/2001
Net Asset Value Beginning of Period	$11.05		$9.70	$10.10	$10.00

Net Investment Income (Loss)E	(0.03)		(0.06)	(0.02)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.24		1.56	(0.31)	0.21

Total from Investment Operations	0.21		1.50	(0.33)	0.22

Dividends from Net Investment Income	—		—	—	—
Distributions from Capital Gains	—		(0.15)	(0.07)	(0.12)

Total Distributions	—		(0.15)	(0.07)	(0.12)

Redemption Fees	0.00	F	—	—	—

Net Asset Value End of Period	$11.26		$11.05	$9.70	$10.10

Total ReturnC	1.90	%B	15.45%	(3.28)%	2.22	%B
Net Assets End of Period (in thousands)	$120,465		$67,912	$31,022	$23,876
Ratio of Expenses to Average Net Assets	1.74	%A	1.76%	1.83%	1.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.74	%A	1.76%	1.83%	2.11	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.33	)%A	(0.57)%	(0.16)%	0.16	%A
Portfolio Turnover Rate	138%		233%	184%	238%

			Year Ended December 31,
Enterprise Mergers and Acquisitions Fund (Class B)	Ten Months Ended October 31, 2004		2003	2002	For the Period 02/28/01 through 12/31/2001
Net Asset Value Beginning of Period	$10.87		$9.59	$10.05	$10.00

Net Investment Income (Loss)E	(0.08)		(0.11)	(0.07)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	0.24		1.54	(0.32)	0.20

Total from Investment Operations	0.16		1.43	(0.39)	0.17

Dividends from Net Investment Income	—		—	—	—
Distributions from Capital Gains	—		(0.15)	(0.07)	(0.12)

Total Distributions	—		(0.15)	(0.07)	(0.12)

Redemption Fees	0.00	F	—	—	—

Net Asset Value End of Period	$11.03		$10.87	$9.59	$10.05

Total ReturnD	1.47	%B	14.90%	(3.89)%	1.72	%B
Net Assets End of Period (in thousands)	$45,335		$35,564	$23,554	$21,195
Ratio of Expenses to Average Net Assets	2.29	%A,H	2.31%	2.38%	2.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.29	%A,H	2.31%	2.38%	2.66	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.88	)%A,H	(1.12)%	(0.71)%	(0.37	)%A
Portfolio Turnover Rate	138%		233%	184%	238%

See notes to financial statements.

ANNUAL REPORT

Enterprise Mergers and Acquisitions Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Mergers and Acquisitions Fund (Class C)	Ten Months Ended October 31, 2004		2003		2002		For the Period 02/28/01 through 12/31/2001
Net Asset Value Beginning of Period	$10.87		$9.60		$10.05		$10.00

Net Investment Income (Loss)E	(0.08)		(0.11)		(0.07)		(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	0.24		1.53		(0.31)		0.20

Total from Investment Operations	0.16		1.42		(0.38)		0.17

Dividends from Net Investment Income	—		—		—		—
Distributions from Capital Gains	—		(0.15)		(0.07)		(0.12)

Total Distributions	—		(0.15)		(0.07)		(0.12)

Redemption Fees	0.00	F	—		—		—

Net Asset Value End of Period	$11.03		$10.87		$9.60		$10.05

Total ReturnD	1.47	%B	14.78	%C	(3.79	)%C	1.72	%B
Net Assets End of Period (in thousands)	$71,454		$42,882		$18,229		$11,543
Ratio of Expenses to Average Net Assets	2.29	%A,H	2.31%		2.39%		2.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.29	%A,H	2.31%		2.39%		2.66	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.88	)%A,H	(1.12)%		(0.72)%		(0.37	)%A
Portfolio Turnover Rate	138%		233%		184%		238%

			Year Ended December 31,
Enterprise Mergers and Acquisitions Fund (Class Y)	Ten Months Ended October 31, 2004		2003	2002	For the Period 02/28/01 through 12/31/2001
Net Asset Value Beginning of Period	$11.19		$9.77	$10.13	$10.00

Net Investment Income (Loss)E	0.01		(0.01)	0.03	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.25		1.58	(0.32)	0.19

Total from Investment Operations	0.26		1.57	(0.29)	0.25

Dividends from Net Investment Income	—		—	—	—
Distributions from Capital Gains	—		(0.15)	(0.07)	(0.12)

Total Distributions	—		(0.15)	(0.07)	(0.12)

Redemption Fees	0.00	F	—	—	—

Net Asset Value End of Period	$11.45		$11.19	$9.77	$10.13

Total Return	2.32	%B	16.06%	(2.87)%	2.52	%B
Net Assets End of Period (in thousands)	$12,001		$4,885	$1,014	$724
Ratio of Expenses to Average Net Assets	1.29	%A,H	1.31%	1.38%	1.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.29	%A,H	1.31%	1.38%	1.66	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.12	%A,H	(0.11)%	0.30%	0.68	%A
Portfolio Turnover Rate	138%		233%	184%	238%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Technology Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Technology Fund (Class A)	Ten Months Ended October 31, 2004		2003		2002		2001		2000	For the Period 07/1/99 through 12/31/99
Net Asset Value Beginning of Period	$9.34		$5.28		$10.22		$15.47		$31.72	$10.00

Net Investment Income (Loss)E	(0.13)		(0.12)		(0.12)		(0.17)		(0.47)	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	(0.75)		4.18		(4.82)		(5.08)		(15.68)	22.19

Total from Investment Operations	(0.88)		4.06		(4.94)		(5.25)		(16.15)	22.07

Dividends from Net Investment Income	—		—		—		—		—	—
Distributions from Capital Gains	—		—		—		—		(0.10)	(0.35)

Total Distributions	—		—		—		—		(0.10)	(0.35)

Redemption Fees	0.00	F	0.00	F	0.00	F	0.00	F	—	—

Net Asset Value End of Period	$8.46		$9.34		$5.28		$10.22		$15.47	$31.72

Total ReturnC	(9.42	)%B	76.89%		(48.34)%		(33.94)%		(51.10)%	220.79	%B
Net Assets End of Period (in thousands)	$27,549		$33,008		$18,684		$49,028		$90,800	$119,283
Ratio of Expenses to Average Net Assets	1.90	%A	1.90%		1.90%		1.90%		1.86%	1.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.22	%A	2.34%		2.56%		2.11%		1.86%	2.04	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.79	)%A	(1.65)%		(1.68)%		(1.36)%		(1.64)%	(1.28	)%A
Portfolio Turnover Rate	240%		233%		322%		331%		256%	31%

			Year Ended December 31,
Enterprise Technology Fund (Class B)	Ten Months Ended October 31, 2004		2003		2002	2001	2000	For the Period 07/1/99 through 12/31/99
Net Asset Value Beginning of Period	$9.13		$5.19		$10.10	$15.36	$31.65	$10.00

Net Investment Income (Loss)E	(0.17)		(0.16)		(0.15)	(0.23)	(0.62)	(0.18)
Net Realized and Unrealized Gain (Loss) on Investments	(0.73)		4.10		(4.76)	(5.03)	(15.57)	22.18

Total from Investment Operations	(0.90)		3.94		(4.91)	(5.26)	(16.19)	22.00

Dividends from Net Investment Income	—		—		—	—	—	—
Distributions from Capital Gains	—		—		—	—	(0.10)	(0.35)

Total Distributions	—		—		—	—	(0.10)	(0.35)

Redemption Fees	0.00	F	0.00	F	—	—	—	—

Net Asset Value End of Period	$8.23		$9.13		$5.19	$10.10	$15.36	$31.65

Total ReturnD	(9.86	)%B	75.92%		(48.61)%	(34.24)%	(51.34)%	220.09	%B
Net Assets End of Period (in thousands)	$34,889		$45,001		$26,016	$57,356	$98,049	$107,176
Ratio of Expenses to Average Net Assets	2.45	%A	2.45%		2.45%	2.45%	2.41%	2.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.77	%A,H	2.89%		3.12%	2.66%	2.41%	2.56	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.34	)%A	(2.21)%		(2.23)%	(1.91)%	(2.20)%	(1.85	)%A
Portfolio Turnover Rate	240%		233%		322%	331%	256%	31%

See notes to financial statements.

ANNUAL REPORT

Enterprise Technology Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Technology Fund (Class C)	Ten Months Ended October 31, 2004		2003		2002		2001	2000	For the Period 07/1/99 through 12/31/99
Net Asset Value Beginning of Period	$9.12		$5.19		$10.09		$15.35	$31.65	$10.00

Net Investment Income (Loss)E	(0.17)		(0.16)		(0.15)		(0.23)	(0.63)	(0.17)
Net Realized and Unrealized Gain (Loss) on Investments	(0.73)		4.09		(4.75)		(5.03)	(15.57)	22.17

Total from Investment Operations	(0.90)		3.93		(4.90)		(5.26)	(16.20)	22.00

Dividends from Net Investment Income	—		—		—		—	—	—
Distributions from Capital Gains	—		—		—		—	(0.10)	(0.35)

Total Distributions	—		—		—		—	(0.10)	(0.35)

Redemption Fees	0.00	F	0.00	F	—		—	—	—

Net Asset Value End of Period	$8.22		$9.12		$5.19		$10.09	$15.35	$31.65

Total ReturnD	(9.87	)%B	75.72	%C	(48.56	)%C	(34.27)%	(51.37)%	220.09	%B
Net Assets End of Period (in thousands)	$9,598		$11,916		$6,211		$15,021	$31,162	$35,448
Ratio of Expenses to Average Net Assets	2.45	%A	2.45%		2.45%		2.45%	2.41%	2.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.77	%A,H	2.88%		3.11%		2.66%	2.41%	2.57	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.34	)%A	(2.20)%		(2.23)%		(1.90)%	(2.20)%	(1.84	)%A
Portfolio Turnover Rate	240%		233%		322%		331%	256%	31%

			Year Ended December 31,
Enterprise Technology Fund (Class Y)	Ten Months Ended October 31, 2004		2003		2002	2001	2000	For the Period 07/1/99 through 12/31/99
Net Asset Value Beginning of Period	$9.55		$5.38		$10.35	$15.60	$31.82	$10.00

Net Investment Income (Loss)E	(0.10)		(0.09)		(0.08)	(0.11)	(0.34)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	(0.77)		4.26		(4.89)	(5.14)	(15.78)	22.23

Total from Investment Operations	(0.87)		4.17		(4.97)	(5.25)	(16.12)	22.17

Dividends from Net Investment Income	—		—		—	—	—	—
Distributions from Capital Gains	—		—		—	—	(0.10)	(0.35)

Total Distributions	—		—		—	—	(0.10)	(0.35)

Redemption Fees	0.00	F	0.00	F	—	—	—	—

Net Asset Value End of Period	$8.68		$9.55		$5.38	$10.35	$15.60	$31.82

Total Return	(9.11	)%B	77.51%		(48.02)%	(33.65)%	(50.84)%	221.79	%B
Net Assets End of Period (in thousands)	$553		$682		$341	$430	$605	$1,381
Ratio of Expenses to Average Net Assets	1.45	%A	1.45%		1.45%	1.45%	1.39%	1.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.77	%A,H	1.87%		2.12%	1.66%	1.39%	1.79	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.34	)%A	(1.21)%		(1.20)%	(0.93)%	(1.16)%	(0.68	)%A
Portfolio Turnover Rate	240%		233%		322%	331%	256%	31%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Managed Fund (Class A)	Ten Months Ended October 31, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$6.61		$5.54	$7.08	$8.03	$9.06	$9.26

Net Investment Income (Loss)E	0.03		0.04	0.01	(0.01)	0.06	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.08		1.09	(1.55)	(0.94)	(0.03)	0.61

Total from Investment Operations	0.11		1.13	(1.54)	(0.95)	0.03	0.67

Dividends from Net Investment Income	—		(0.06)	—	—	(0.07)	(0.06)
Distributions from Capital Gains	—		—	—	—	(0.99)	(0.81)

Total Distributions	—		(0.06)	—	—	(1.06)	(0.87)

Redemption Fees	0.00	F	—	—	—	—	—

Net Asset Value End of Period	$6.72		$6.61	$5.54	$7.08	$8.03	$9.06

Total ReturnC	1.66	%B	20.35%	(21.75)%	(11.83)%	0.46%	7.40%
Net Assets End of Period (in thousands)	$61,415		$57,797	$47,471	$82,109	$104,057	$144,519
Ratio of Expenses to Average Net Assets	1.45	%A	1.45%	1.49%	1.50%	1.51%	1.48%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.76	%A	1.78%	1.73%	1.58%	1.52%	1.48%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.59	%A	0.67%	0.24%	(0.08)%	0.77%	0.60%
Portfolio Turnover Rate	53%		78%	88%	130%	22%	95%

			Year Ended December 31,
Enterprise Managed Fund (Class B)	Ten Months Ended October 31, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$6.46		$5.42	$6.96	$7.93	$8.96	$9.17

Net Investment Income (Loss)E	0.00	F	0.01	(0.02)	(0.05)	0.02	0.00	F
Net Realized and Unrealized Gain (Loss) on Investments	0.08		1.05	(1.52)	(0.92)	(0.04)	0.61

Total from Investment Operations	0.08		1.06	(1.54)	(0.97)	(0.02)	0.61

Dividends from Net Investment Income	—		(0.02)	—	—	(0.02)	(0.01)
Distributions from Capital Gains	—		—	—	—	(0.99)	(0.81)

Total Distributions	—		(0.02)	—	—	(1.01)	(0.82)

Redemption Fees	0.00	F	—	—	—	—	—

Net Asset Value End of Period	$6.54		$6.46	$5.42	$6.96	$7.93	$8.96

Total ReturnD	1.24	%B	19.59%	(22.13)%	(12.23)%	(0.12)%	6.75%
Net Assets End of Period (in thousands)	$53,200		$65,876	$61,098	$93,248	$111,848	$149,098
Ratio of Expenses to Average Net Assets	2.00	%A	2.00%	2.03%	2.05%	2.06%	2.03%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.31	%A	2.33%	2.28%	2.13%	2.07%	2.03%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.04	%A	0.14%	(0.30)%	(0.63)%	0.23%	0.04%
Portfolio Turnover Rate	53%		78%	88%	130%	22%	95%

See notes to financial statements.

ANNUAL REPORT

Enterprise Managed Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Managed Fund (Class C)	Ten Months Ended October 31, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$6.44		$5.41		$6.96		$7.93	$8.96	$9.09

Net Investment Income (Loss)E	0.00	F	0.01		(0.02)		(0.05)	0.02	0.00	F
Net Realized and Unrealized Gain (Loss) on Investments	0.08		1.05		(1.53)		(0.92)	(0.04)	0.68

Total from Investment Operations	0.08		1.06		(1.55)		(0.97)	(0.02)	0.68

Dividends from Net Investment Income	—		(0.03)		—		—	(0.02)	—
Distributions from Capital Gains	—		—		—		—	(0.99)	(0.81)

Total Distributions	—		(0.03)		—		—	(1.01)	(0.81)

Redemption Fees	0.00	F	—		—		—	—	—

Net Asset Value End of Period	$6.52		$6.44		$5.41		$6.96	$7.93	$8.96

Total ReturnD	1.24	%B	19.59	%C	(22.27	)%C	(12.23)%	(0.15)%	7.64%
Net Assets End of Period (in thousands)	$6,732		$6,149		$3,513		$5,597	$7,382	$9,957
Ratio of Expenses to Average Net Assets	2.00	%A	2.00%		2.04%		2.05%	2.06%	2.03%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.31	%A	2.33%		2.28%		2.13%	2.07%	2.03%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.04	%A	0.09%		(0.31)%		(0.63)%	0.23%	0.05%
Portfolio Turnover Rate	53%		78%		88%		130%	22%	95%

			Year Ended December 31,
Enterprise Managed Fund (Class Y)	Ten Months Ended October 31, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$6.65		$5.57	$7.10	$8.01	$9.05	$9.25

Net Investment Income (Loss)E	0.06		0.07	0.02	0.03	0.10	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.08		1.09	(1.55)	(0.94)	(0.04)	0.62

Total from Investment Operations	0.14		1.16	(1.53)	(0.91)	0.06	0.72

Dividends from Net Investment Income	—		(0.08)	—	—	(0.11)	(0.11)
Distributions from Capital Gains	—		—	—	—	(0.99)	(0.81)

Total Distributions	—		(0.08)	—	—	(1.10)	(0.92)

Redemption Fees	0.00	F	—	—	—	—	—

Net Asset Value End of Period	$6.79		$6.65	$5.57	$7.10	$8.01	$9.05

Total Return	2.11	%B	20.91%	(21.55)%	(11.36)%	0.83%	7.94%
Net Assets End of Period (in thousands)	$381		$374	$172	$43,417	$54,761	$81,090
Ratio of Expenses to Average Net Assets	1.00	%A	1.00%	1.05%	1.05%	1.06%	1.03%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.31	%A	1.33%	1.20%	1.13%	1.07%	1.03%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.04	%A	1.10%	0.28%	0.37%	1.23%	1.04%
Portfolio Turnover Rate	53%		78%	88%	130%	22%	95%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Strategic Allocation Fund (Class A)	Ten Months Ended October 31, 2004		2003	2002	For the Period 08/31/01 through 12/31/01
Net Asset Value Beginning of Period	$9.90		$7.91	$10.15	$10.00

Net Investment Income (Loss)E	0.02		0.01	0.02	0.00	F
Net Realized and Unrealized Gain (Loss) on Investments	0.16		1.99	(2.26)	0.17

Total From Investment Operations	0.18		2.00	(2.24)	0.17

Dividends from Net Investment Income	—		(0.01)	—	—
Distributions from Capital Gains	—		—	—	(0.02)

Total Distributions	—		(0.01)	—	(0.02)

Net Asset Value End of Period	$10.08		$9.90	$7.91	$10.15

Total ReturnC	1.82	%B	25.23%	(22.07)%	1.72	%B
Net Assets End of Period (in thousands)	$14,406		$13,303	$7,779	$8,182
Ratio of Expenses to Average Net Assets	1.50	%A	1.50%	1.50%	1.50	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.86	%A	2.03%	2.18%	4.00	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.23	%A	0.37%	0.27%	0.06	%A
Portfolio Turnover Rate	12%		9%	23%	18%

			Year Ended December 31,
Strategic Allocation Fund (Class B)	Ten Months Ended October 31, 2004		2003	2002	For the Period 08/31/01 through 12/31/01
Net Asset Value Beginning of Period	$9.79		$7.86	$10.14	$10.00

Net Investment Income (Loss)E	(0.03)		(0.02)	(0.02)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.16		1.95	(2.26)	0.18

Total From Investment Operations	0.13		1.93	(2.28)	0.16

Dividends from Net Investment Income	—		—	—	—
Distributions from Capital Gains	—		—	—	(0.02)

Total Distributions	—		—	—	(0.02)

Net Asset Value End of Period	$9.92		$9.79	$7.86	$10.14

Total ReturnD	1.33	%B	24.55%	(22.49)%	1.62	%B
Net Assets End of Period (in thousands)	$13,490		$13,260	$8,435	$5,318
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%	2.05%	2.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.41	%A	2.59%	2.73%	4.54	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.32	)%A	(0.19)%	(0.24)%	(0.47	)%A
Portfolio Turnover Rate	12%		9%	23%	18%

See notes to financial statements.

ANNUAL REPORT

Enterprise Strategic Allocation Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Strategic Allocation Fund (Class C)	Ten Months Ended October 31, 2004		2003		2002		For the Period 08/31/01 through 12/31/01
Net Asset Value Beginning of Period	$9.78		$7.86		$10.14		$10.00

Net Investment Income (Loss)E	(0.03)		(0.02)		(0.02)		(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.17		1.94		(2.26)		0.18

Total From Investment Operations	0.14		1.92		(2.28)		0.16

Dividends from Net Investment Income	—		—		—		—
Distributions from Capital Gains	—		—		—		(0.02)

Total Distributions	—		—		—		(0.02)

Net Asset Value End of Period	$9.92		$9.78		$7.86		$10.14

Total ReturnD	1.43	%B	24.43	%C	(22.49	)%C	1.62	%B
Net Assets End of Period (in thousands)	$7,796		$7,220		$4,117		$3,148
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%		2.05%		2.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.41	%A	2.58%		2.73%		4.55	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.32	)%A	(0.18)%		(0.26)%		(0.48	)%A
Portfolio Turnover Rate	12%		9%		23%		18%

			Year Ended December 31,
Strategic Allocation Fund (Class Y)	Ten Months Ended October 31, 2004		2003	2002	For the Period 08/31/01 through 12/31/01
Net Asset Value Beginning of Period	$9.98		$7.97	$10.17	$10.00

Net Investment Income (Loss)E	0.06		0.07	0.06	0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.16		1.98	(2.26)	0.17

Total From Investment Operations	0.22		2.05	(2.20)	0.19

Dividends from Net Investment Income	—		(0.04)	—	—
Distributions from Capital Gains	—		—	—	(0.02)

Total Distributions	—		(0.04)	—	(0.02)

Net Asset Value End of Period	$10.20		$9.98	$7.97	$10.17

Total Return	2.20	%B	25.72%	(21.63)%	1.92	%B
Net Assets End of Period (in thousands)	$1,338		$1,355	$1,124	$1,224
Ratio of Expenses to Average Net Assets	1.05	%A	1.05%	1.05%	1.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.41	%A	1.59%	1.74%	3.59	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.68	%A	0.81%	0.72%	0.50	%A
Portfolio Turnover Rate	12%		9%	23%	18%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Government Securities Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Government Securities Fund (Class A)	Ten Months Ended October 31, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$12.67		$12.88		$12.38	$12.11	$11.57	$12.15

Net Investment Income (Loss)E	0.37		0.49		0.59	0.66	0.65	0.65
Net Realized and Unrealized Gain (Loss) on Investments	0.06		(0.22)		0.48	0.24	0.54	(0.58)

Total from Investment Operations	0.43		0.27		1.07	0.90	1.19	0.07

Dividends from Net Investment Income	(0.37)		(0.45)		(0.58)	(0.64)	(0.65)	(0.65)
Distributions from Capital Gains	—		(0.03)		—	—	—	—

Total Distributions	(0.37)		(0.48)		(0.58)	(0.64)	(0.65)	(0.65)

Redemption Fees	0.00	F	0.00	F	0.01	0.01	—	—

Net Asset Value End of Period	$12.73		$12.67		$12.88	$12.38	$12.11	$11.57

Total ReturnC	3.49	%B	2.13%		8.96%	7.67%	10.69%	0.58%
Net Assets End of Period (in thousands)	$113,032		$110,070		$125,270	$94,130	$80,994	$73,706
Ratio of Expenses to Average Net Assets	1.25	%A	1.25%		1.27%	1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.52	%A	1.49%		1.47%	1.37%	1.36%	1.39%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.52	%A	3.82%		4.70%	5.32%	5.58%	5.46%
Portfolio Turnover Rate	8%		50%		11%	15%	7%	11%

			Year Ended December 31,
Enterprise Government Securities Fund (Class B)	Ten Months Ended October 31, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$12.65		$12.86		$12.37		$12.11	$11.57	$12.14

Net Investment Income (Loss)E	0.31		0.42		0.52		0.59	0.59	0.58
Net Realized and Unrealized Gain (Loss) on Investments	0.07		(0.22)		0.48		0.24	0.54	(0.57)

Total from Investment Operations	0.38		0.20		1.00		0.83	1.13	0.01

Dividends from Net Investment Income	(0.32)		(0.38)		(0.51)		(0.57)	(0.59)	(0.58)
Distributions from Capital Gains	—		(0.03)		—		—	—	—

Total Distributions	(0.32)		(0.41)		(0.51)		(0.57)	(0.59)	(0.58)

Redemption Fees	0.00	F	0.00	F	0.00	F	—	—	—

Net Asset Value End of Period	$12.71		$12.65		$12.86		$12.37	$12.11	$11.57

Total ReturnD	3.02	%B	1.57%		8.29%		7.00%	10.09%	0.12%
Net Assets End of Period (in thousands)	$75,214		$88,538		$104,677		$66,898	$41,344	$36,876
Ratio of Expenses to Average Net Assets	1.80	%A	1.80%		1.82%		1.85%	1.85%	1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.07	%A	2.04%		2.03%		1.92%	1.91%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.97	%A,H	3.25%		4.13%		4.75%	5.06%	4.92%
Portfolio Turnover Rate	8%		50%		11%		15%	7%	11%

See notes to financial statements.

ANNUAL REPORT

Enterprise Government Securities Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Government Securities Fund (Class C)	Ten Months Ended October 31, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$12.65		$12.86		$12.37		$12.11	$11.57	$12.14

Net Investment Income (Loss)E	0.31		0.42		0.52		0.59	0.59	0.58
Net Realized and Unrealized Gain (Loss) on Investments	0.07		(0.22)		0.48		0.24	0.54	(0.57)

Total from Investment Operations	0.38		0.20		1.00		0.83	1.13	0.01

Dividends from Net Investment Income	(0.32)		(0.38)		(0.51)		(0.57)	(0.59)	(0.58)
Distributions from Capital Gains	—		(0.03)		—		—	—	—

Total Distributions	(0.32)		(0.41)		(0.51)		(0.57)	(0.59)	(0.58)

Redemption Fees	0.00	F	0.00F		—		—	—	—

Net Asset Value End of Period	$12.71		$12.65		$12.86		$12.37	$12.11	$11.57

Total ReturnD	3.02	%B	1.57	%C	8.28	%C	6.99%	10.08%	0.12%
Net Assets End of Period (in thousands)	$20,321		$23,930		$27,942		$16,798	$8,692	$5,516
Ratio of Expenses to Average Net Assets	1.80	%A	1.80%		1.82%		1.85%	1.85%	1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.07	%A	2.04%		2.03%		1.92%	1.90%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.97	%A,H	3.26%		4.12%		4.72%	5.02%	4.92%
Portfolio Turnover Rate	8%		50%		11%		15%	7%	11%

			Year Ended December 31,
Enterprise Government Securities Fund (Class Y)	Ten Months Ended October 31, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$12.65		$12.86	$12.37	$12.11	$11.56	$12.14

Net Investment Income (Loss)E	0.42		0.56	0.65	0.72	0.71	0.70
Net Realized and Unrealized Gain (Loss) on Investments	0.07		(0.23)	0.48	0.24	0.55	(0.58)

Total from Investment Operations	0.49		0.33	1.13	0.96	1.26	0.12

Dividends from Net Investment Income	(0.42)		(0.51)	(0.64)	(0.70)	(0.71)	(0.70)
Distributions from Capital Gains	—		(0.03)	—	—	—	—

Total Distributions	(0.42)		(0.54)	(0.64)	(0.70)	(0.71)	(0.70)

Redemption Fees	0.00	F	0.00F	—	—	—	—

Net Asset Value End of Period	$12.72		$12.65	$12.86	$12.37	$12.11	$11.56

Total Return	3.95	%B	2.59%	9.37%	8.07%	11.28%	1.04%
Net Assets End of Period (in thousands)	$22,222		$18,720	$10,242	$7,669	$7,171	$6,212
Ratio of Expenses to Average Net Assets	0.80	%A	0.80%	0.82%	0.85%	0.85%	0.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.07	%A	1.05%	1.03%	0.92%	0.91%	0.94%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.97	%A,H	4.37%	5.18%	5.78%	6.06%	5.92%
Portfolio Turnover Rate	8%		50%	11%	15%	7%	11%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise High-Yield Bond Fund (Class A)	Ten Months Ended October 31, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$9.80		$8.76		$9.48	$9.74	$10.99	$11.53

Net Investment Income (Loss)E	0.52		0.65		0.69	0.81	0.94	0.94
Net Realized and Unrealized Gain (Loss) on Investments	0.17		1.04		(0.73)	(0.26)	(1.25)	(0.53)

Total from Investment Operations	0.69		1.69		(0.04)	0.55	(0.31)	0.41

Dividends from Net Investment Income	(0.52)		(0.65)		(0.69)	(0.81)	(0.94)	(0.94)
Distributions from Capital Gains	—		—		—	—	—	(0.01)

Total Distributions	(0.52)		(0.65)		(0.69)	(0.81)	(0.94)	(0.95)

Redemption Fees	0.00	F	0.00	F	0.01	—	—	—

Net Asset Value End of Period	$9.97		$9.80		$8.76	$9.48	$9.74	$10.99

Total ReturnC	7.28	%B	19.90%		(0.18)%	5.73%	(2.96)%	3.64%
Net Assets End of Period (in thousands)	$108,142		$123,603		$96,790	$63,928	$54,612	$64,038
Ratio of Expenses to Average Net Assets	1.30	%A	1.30%		1.30%	1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.38	%A	1.39%		1.47%	1.45%	1.42%	1.41%
Ratio of Net Investment Income (Loss) to Average Net Assets	6.39	%A	6.92%		7.69%	8.27%	9.01%	8.30%
Portfolio Turnover Rate	58%		55%		66%	75%	61%	84%

			Year Ended December 31,
Enterprise High-Yield Bond Fund (Class B)	Ten Months Ended October 31, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$9.79		$8.75		$9.48	$9.74	$10.99	$11.52

Net Investment Income (Loss)E	0.47		0.60		0.64	0.76	0.88	0.88
Net Realized and Unrealized Gain (Loss) on Investments	0.17		1.04		(0.73)	(0.26)	(1.25)	(0.52)

Total from Investment Operations	0.64		1.64		(0.09)	0.50	(0.37)	0.36

Dividends from Net Investment Income	(0.47)		(0.60)		(0.64)	(0.76)	(0.88)	(0.88)
Distributions from Capital Gains	—		—		—	—	—	(0.01)

Total Distributions	(0.47)		(0.60)		(0.64)	(0.76)	(0.88)	(0.89)

Redemption Fees	0.00	F	0.00	F	—	—	—	—

Net Asset Value End of Period	$9.96		$9.79		$8.75	$9.48	$9.74	$10.99

Total ReturnD	6.79	%B	19.26%		(0.83)%	5.15%	(3.49)%	3.18%
Net Assets End of Period (in thousands)	$71,373		$78,059		$54,214	$47,564	$32,631	$36,673
Ratio of Expenses to Average Net Assets	1.85	%A	1.85%		1.85%	1.85%	1.85%	1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.93	%A	1.94%		2.02%	2.00%	1.97%	1.96%
Ratio of Net Investment Income (Loss) to Average Net Assets	5.84	%A	6.37%		7.15%	7.71%	8.47%	7.75%
Portfolio Turnover Rate	58%		55%		66%	75%	61%	84%

See notes to financial statements.

ANNUAL REPORT

Enterprise High-Yield Bond Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise High-Yield Bond Fund (Class C)	Ten Months Ended October 31, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$9.79		$8.75		$9.48		$9.74	$10.99	$11.53

Net Investment Income (Loss)E	0.47		0.60		0.64		0.76	0.88	0.88
Net Realized and Unrealized Gain (Loss) on Investments	0.17		1.04		(0.73)		(0.26)	(1.25)	(0.53)

Total from Investment Operations	0.64		1.64		(0.09)		0.50	(0.37)	0.35

Dividends from Net Investment Income	(0.47)		(0.60)		(0.64)		(0.76)	(0.88)	(0.88)
Distributions from Capital Gains	—		—		—		—	—	(0.01)

Total Distributions	(0.47)		(0.60)		(0.64)		(0.76)	(0.88)	(0.89)

Redemption Fees	0.00	F	0.00	F	—		—	—	—

Net Asset Value End of Period	$9.96		$9.79		$8.75		$9.48	$9.74	$10.99

Total ReturnD	6.79	%B	19.25	%C	(0.84	)%C	5.15%	(3.49)%	3.09%
Net Assets End of Period (in thousands)	$45,239		$56,936		$29,060		$13,902	$7,035	$6,841
Ratio of Expenses to Average Net Assets	1.85	%A	1.85%		1.85%		1.85%	1.85%	1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.93	%A	1.94%		2.02%		1.99%	1.96%	1.96%
Ratio of Net Investment Income (Loss) to Average Net Assets	5.84	%A,H	6.29%		7.12%		7.64%	8.47%	7.73%
Portfolio Turnover Rate	58%		55%		66%		75%	61%	84%

			Year Ended December 31,
Enterprise High-Yield Bond Fund (Class Y)	Ten Months Ended October 31, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$9.81		$8.77		$9.49	$9.74	$10.99	$11.51

Net Investment Income (Loss)E	0.55		0.68		0.73	0.86	0.99	0.99
Net Realized and Unrealized Gain (Loss) on Investments	0.17		1.05		(0.72)	(0.25)	(1.25)	(0.51)

Total from Investment Operations	0.72		1.73		0.01	0.61	(0.26)	0.48

Dividends from Net Investment Income	(0.55)		(0.69)		(0.73)	(0.86)	(0.99)	(0.99)
Distributions from Capital Gains	—		—		—	—	—	(0.01)

Total Distributions	(0.55)		(0.69)		(0.73)	(0.86)	(0.99)	(1.00)

Redemption Fees	0.00	F	0.00	F	—	—	—	—

Net Asset Value End of Period	$9.98		$9.81		$8.77	$9.49	$9.74	$10.99

Total Return	7.67	%B	20.41%		0.29%	6.32%	(2.52)%	4.30%
Net Assets End of Period (in thousands)	$30,572		$26,677		$5,555	$4,189	$808	$1,179
Ratio of Expenses to Average Net Assets	0.85	%A	0.85%		0.85%	0.85%	0.85%	0.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	0.93	%A	0.94%		1.02%	1.00%	0.97%	0.96%
Ratio of Net Investment Income (Loss) to Average Net Assets	6.84	%A,H	7.15%		8.17%	8.72%	9.48%	8.73%
Portfolio Turnover Rate	58%		55%		66%	75%	61%	84%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Short Duration Bond Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Short Duration Bond Fund (Class A)	Ten Months Ended October 31, 2004		Year Ended December 31, 2003	For the Period 11/29/02 through 12/31/02
Net Asset Value Beginning of Period	$10.07		$10.02	$10.00

Net Investment Income (Loss)E	0.20		0.24	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)		0.05	0.02

Total from Investment Operations	0.14		0.29	0.03

Dividends from Net Investment Income	(0.21)		(0.24)	(0.01)
Distributions from Capital Gains	—		—	—

Total Distributions	(0.21)		(0.24)	(0.01)

Redemption Fees	0.00	F	—	—

Net Asset Value End of Period	$10.00		$10.07	$10.02

Total ReturnC	1.53	%B	2.96%	0.34	%B
Net Assets End of Period (in thousands)	$13,747		$11,479	$2,155
Ratio of Expenses to Average Net Assets	0.90	%A	0.90%	0.25	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.21	%A	1.39%	8.04	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	2.43	%A	2.33%	1.40	%A
Portfolio Turnover Rate	23%		18%	0%

Enterprise Short Duration Bond Fund (Class B)	Ten Months Ended October 31, 2004		Year Ended December 31, 2003	For the Period 11/29/02 through 12/31/02
Net Asset Value Beginning of Period	$10.05		$10.01	$10.00

Net Investment Income (Loss)E	0.14		0.16	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)		0.06	0.01

Total from Investment Operations	0.07		0.22	0.02

Dividends from Net Investment Income	(0.14)		(0.18)	(0.01)
Distributions from Capital Gains	—		—	—

Total Distributions	(0.14)		(0.18)	(0.01)

Redemption Fees	0.00	F	—	—

Net Asset Value End of Period	$9.98		$10.05	$10.01

Total ReturnD	0.91	%B	2.22%	0.23	%B
Net Assets End of Period (in thousands)	$8,940		$9,290	$2,268
Ratio of Expenses to Average Net Assets	1.65	%A	1.65%	1.00	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.96	%A	2.15%	8.71	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.68	%A,H	1.58%	0.61	%A
Portfolio Turnover Rate	23%		18%	0%

See notes to financial statements.

ANNUAL REPORT

Enterprise Short Duration Bond Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Short Duration Bond Fund (Class C)	Ten Months Ended October 31, 2004		Year Ended December 31, 2003	For the Period 11/29/02 through 12/31/02
Net Asset Value Beginning of Period	$10.05		$10.01	$10.00

Net Investment Income (Loss)E	0.14		0.16	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)		0.06	0.01

Total from Investment Operations	0.07		0.22	0.02

Dividends from Net Investment Income	(0.14)		(0.18)	(0.01)
Distributions from Capital Gains	—		—	—

Total Distributions	(0.14)		(0.18)	(0.01)

Redemption Fees	0.00	F	—	—

Net Asset Value End of Period	$9.98		$10.05	$10.01

Total ReturnD	0.90	%B	2.21%	0.24	%B
Net Assets End of Period (in thousands)	$6,692		$5,429	$2,110
Ratio of Expenses to Average Net Assets	1.65	%A	1.65%	1.00	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.96	%A,H	2.17%	8.63	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.68	%A	1.55%	0.63	%A
Portfolio Turnover Rate	23%		18%	0%

Enterprise Short Duration Bond Fund (Class Y)	Ten Months Ended October 31, 2004		Year Ended December 31, 2003	For the Period 11/29/02 through 12/31/02
Net Asset Value Beginning of Period	$10.08		$10.02	$10.00

Net Investment Income (Loss)E	0.23		0.26	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)		0.07	0.02

Total from Investment Operations	0.16		0.33	0.03

Dividends from Net Investment Income	(0.23)		(0.27)	(0.01)
Distributions from Capital Gains	—		—	—

Total Distributions	(0.23)		(0.27)	(0.01)

Redemption Fees	0.00	F	—	—

Net Asset Value End of Period	$10.01		$10.08	$10.02

Total Return	1.75	%B	3.28%	0.34	%B
Net Assets End of Period (in thousands)	$1,425		$1,213	$1,102
Ratio of Expenses to Average Net Assets	0.65	%A	0.65%	0.00	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	0.96	%A	1.25%	7.69	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	2.68	%A,H	2.55%	1.57	%A
Portfolio Turnover Rate	23%		18%	0%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Tax-Exempt Income Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Tax-Exempt Income Fund (Class A)	Ten Months Ended October 31, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$14.19		$14.16	$13.49	$13.60	$12.82	$13.84

Net Investment Income (Loss)E	0.40		0.48	0.51	0.53	0.55	0.54
Net Realized and Unrealized Gain (Loss) on Investments	0.03		0.14	0.70	(0.11)	0.78	(0.92)

Total from Investment Operations	0.43		0.62	1.21	0.42	1.33	(0.38)

Dividends from Net Investment Income	(0.40)		(0.48)	(0.51)	(0.53)	(0.55)	(0.54)
Distributions from Capital Gains	(0.03)		(0.11)	(0.03)	—	—	(0.10)

Total Distributions	(0.43)		(0.59)	(0.54)	(0.53)	(0.55)	(0.64)

Redemption Fees	0.00	F	—	—	—	—	—

Net Asset Value End of Period	$14.19		$14.19	$14.16	$13.49	$13.60	$12.82

Total ReturnC	3.06	%B	4.43%	9.09%	3.09%	10.65%	(2.76)%
Net Assets End of Period (in thousands)	$22,034		$22,753	$24,296	$21,992	$22,240	$21,703
Ratio of Expenses to Average Net Assets	1.10	%A	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Expense Offset Arrangements)	1.32	%A	1.33%	1.34%	1.33%	1.36%	1.44%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.39	%A	3.36%	3.66%	3.86%	4.23%	4.05%
Portfolio Turnover Rate	14%		15%	20%	34%	41%	110%

			Year Ended December 31,
Enterprise Tax-Exempt Income Fund (Class B)	Ten Months Ended October 31, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$14.19		$14.17	$13.50	$13.60	$12.82	$13.84

Net Investment Income (Loss)E	0.33		0.40	0.43	0.45	0.48	0.47
Net Realized and Unrealized Gain (Loss) on Investments	0.03		0.13	0.70	(0.10)	0.78	(0.92)

Total from Investment Operations	0.36		0.53	1.13	0.35	1.26	(0.45)

Dividends from Net Investment Income	(0.33)		(0.40)	(0.43)	(0.45)	(0.48)	(0.47)
Distributions from Capital Gains	(0.03)		(0.11)	(0.03)	—	—	(0.10)

Total Distributions	(0.36)		(0.51)	(0.46)	(0.45)	(0.48)	(0.57)

Redemption Fees	0.00	F	—	—	—	—	—

Net Asset Value End of Period	$14.19		$14.19	$14.17	$13.50	$13.60	$12.82

Total ReturnD	2.59	%B	3.78%	8.49%	2.60%	10.05%	(3.29)%
Net Assets End of Period (in thousands)	$6,712		$7,915	$8,760	$6,939	$6,650	$5,640
Ratio of Expenses to Average Net Assets	1.65	%A	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Expense Offset Arrangements)	1.87	%A	1.88%	1.90%	1.87%	1.91%	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.84	%A	2.80%	3.11%	3.29%	3.68%	3.51%
Portfolio Turnover Rate	14%		15%	20%	34%	41%	110%

See notes to financial statements.

ANNUAL REPORT

Enterprise Tax-Exempt Income Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Tax-Exempt Income Fund (Class C)	Ten Months Ended October 31, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$14.19		$14.16		$13.49		$13.60	$12.82	$13.84

Net Investment Income (Loss)E	0.33		0.40		0.43		0.45	0.48	0.47
Net Realized and Unrealized Gain (Loss) on Investments	0.03		0.14		0.70		(0.11)	0.78	(0.92)

Total from Investment Operations	0.36		0.54		1.13		0.34	1.26	(0.45)

Dividends from Net Investment Income	(0.33)		(0.40)		(0.43)		(0.45)	(0.48)	(0.47)
Distributions from Capital Gains	(0.03)		(0.11)		(0.03)		—	—	(0.10)

Total Distributions	(0.36)		(0.51)		(0.46)		(0.45)	(0.48)	(0.57)

Redemption Fees	0.00	F	—		—		—	—	—

Net Asset Value End of Period	$14.19		$14.19		$14.16		$13.49	$13.60	$12.82

Total ReturnD	2.59	%B	3.88	%C	8.49	%C	2.52%	9.96%	(3.23)%
Net Assets End of Period (in thousands)	$3,419		$3,393		$3,767		$1,821	$1,577	$1,706
Ratio of Expenses to Average Net Assets	1.65	%A	1.65%		1.65%		1.65%	1.65%	1.65%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Expense Offset Arrangements)	1.87	%A	1.88%		1.90%		1.87%	1.91%	1.97%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.84	%A	2.82%		3.07%		3.28%	3.68%	3.54%
Portfolio Turnover Rate	14%		15%		20%		34%	41%	110%

			Year Ended December 31,
Enterprise Tax-Exempt Income Fund (Class Y)	Ten Months Ended October 31, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$14.19		$14.17	$13.49	$13.60	$12.82	$13.84

Net Investment Income (Loss)E	0.45		0.54	0.57	0.59	0.61	0.61
Net Realized and Unrealized Gain (Loss) on Investments	0.03		0.13	0.71	(0.11)	0.78	(0.92)

Total from Investment Operations	0.48		0.67	1.28	0.48	1.39	(0.31)

Dividends from Net Investment Income	(0.45)		(0.54)	(0.57)	(0.59)	(0.61)	(0.61)
Distributions from Capital Gains	(0.03)		(0.11)	(0.03)	—	—	(0.10)

Total Distributions	(0.48)		(0.65)	(0.60)	(0.59)	(0.61)	(0.71)

Redemption Fees	0.00	F	—	—	—	—	—

Net Asset Value End of Period	$14.19		$14.19	$14.17	$13.49	$13.60	$12.82

Total Return	3.45	%B	4.83%	9.66%	3.56%	11.15%	(2.32)%
Net Assets End of Period (in thousands)	$103		$102	$102	$78	$49	$61
Ratio of Expenses to Average Net Assets	0.65	%A	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Expense Offset Arrangements)	0.87	%A	0.88%	0.90%	0.88%	0.91%	0.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.84	%A	3.82%	4.11%	4.31%	4.68%	4.51%
Portfolio Turnover Rate	14%		15%	20%	34%	41%	110%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Total Return Fund (Class A)	Ten Months Ended October 31, 2004		2003	2002	For the Period 08/31/01 through 12/31/01
Net Asset Value Beginning of Period	$10.42		$10.24	$10.04	$10.00

Net Investment Income (Loss)E	0.12		0.16	0.32	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.25		0.35	0.43	0.11

Total from Investment Operations	0.37		0.51	0.75	0.21

Dividends from Net Investment Income	(0.13)		(0.21)	(0.34)	(0.10)
Distributions from Capital Gains	(0.07)		(0.12)	(0.21)	(0.07)

Total Distributions	(0.20)		(0.33)	(0.55)	(0.17)

Redemption Fees	0.00	F	—	—	—

Net Asset Value End of Period	$10.59		$10.42	$10.24	$10.04

Total ReturnC	3.66	%B	5.05%	7.56%	2.18	%B
Net Assets End of Period (in thousands)	$37,432		$37,681	$26,530	$6,991
Ratio of Expenses to Average Net Assets	1.35	%A	1.35%	1.35%	1.35	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.62	%A	1.59%	1.71%	2.98	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.33	%A	1.54%	3.25%	3.17	%A
Portfolio Turnover Rate	260%		396%	467%	160%

			Year Ended December 31,
Enterprise Total Return Fund (Class B)	Ten Months Ended October 31, 2004		2003	2002	For the Period 08/31/01 through 12/31/01
Net Asset Value Beginning of Period	$10.42		$10.24	$10.03	$10.00

Net Investment Income (Loss)E	0.07		0.11	0.26	0.09
Net Realized and Unrealized Gain (Loss) on Investments	0.24		0.34	0.44	0.10

Total from Investment Operations	0.31		0.45	0.70	0.19

Dividends from Net Investment Income	(0.08)		(0.15)	(0.28)	(0.09)
Distributions from Capital Gains	(0.07)		(0.12)	(0.21)	(0.07)

Total Distributions	(0.15)		(0.27)	(0.49)	(0.16)

Redemption Fees	0.00	F	—	—	—

Net Asset Value End of Period	$10.58		$10.42	$10.24	$10.03

Total ReturnD	3.09	%B	4.48%	7.09%	1.90	%B
Net Assets End of Period (in thousands)	$26,356		$27,953	$23,950	$6,143
Ratio of Expenses to Average Net Assets	1.90	%A	1.90%	1.90%	1.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.17	%A	2.14%	2.27%	3.50	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.78	%A	1.02%	2.69%	2.65	%A
Portfolio Turnover Rate	260%		396%	467%	160%

See notes to financial statements.

ANNUAL REPORT

Enterprise Total Return Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Total Return Fund (Class C)	Ten Months Ended October 31, 2004		2003		2002		For the Period 08/31/01 through 12/31/01
Net Asset Value Beginning of Period	$10.42		$10.24		$10.03		$10.00

Net Investment Income (Loss)E	0.07		0.11		0.26		0.09
Net Realized and Unrealized Gain (Loss) on Investments	0.24		0.34		0.44		0.10

Total from Investment Operations	0.31		0.45		0.70		0.19

Dividends from Net Investment Income	(0.08)		(0.15)		(0.28)		(0.09)
Distributions from Capital Gains	(0.07)		(0.12)		(0.21)		(0.07)

Total Distributions	(0.15)		(0.27)		(0.49)		(0.16)

Redemption Fees	0.00	F	—		—		—

Net Asset Value End of Period	$10.58		$10.42		$10.24		$10.03

Total ReturnD	3.09	%B	4.48	%C	7.07	%C	1.90	%B
Net Assets End of Period (in thousands)	$19,730		$21,162		$16,586		$2,981
Ratio of Expenses to Average Net Assets	1.90	%A	1.90%		1.90%		1.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.17	%A	2.14%		2.26%		3.55	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.78	%A	1.01%		2.62%		2.59	%A
Portfolio Turnover Rate	260%		396%		467%		160%

			Year Ended December 31,
Enterprise Total Return Fund (Class Y)	Ten Months Ended October 31, 2004		2003	2002	For the Period 08/31/01 through 12/31/01
Net Asset Value Beginning of Period	$10.42		$10.24	$10.03	$10.00

Net Investment Income (Loss)E	0.15		0.22	0.36	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.25		0.34	0.44	0.10

Total from Investment Operations	0.40		0.56	0.80	0.22

Dividends from Net Investment Income	(0.17)		(0.26)	(0.38)	(0.12)
Distributions from Capital Gains	(0.07)		(0.12)	(0.21)	(0.07)

Total Distributions	(0.24)		(0.38)	(0.59)	(0.19)

Redemption Fees	0.00	F	—	—	—

Net Asset Value End of Period	$10.58		$10.42	$10.24	$10.03

Total Return	3.95	%B	5.53%	8.16%	2.24	%B
Net Assets End of Period (in thousands)	$2,075		$2,111	$2,053	$1,495
Ratio of Expenses to Average Net Assets	0.90	%A	0.90%	0.90%	0.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.17	%A,H	1.14%	1.27%	2.68	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.78	%A,H	2.07%	3.79%	3.56	%A
Portfolio Turnover Rate	260%		396%	467%	160%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Money Market Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Money Market Fund (Class A)	Ten Months Ended October 31, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net Investment Income (Loss)E	0.01		0.01		0.01	0.04	0.06	0.05
Net Realized and Unrealized Gain (Loss) on Investments	—		(0.00	)F	—	—	—	—

Total from Investment Operations	0.01		0.01		0.01	0.04	0.06	0.05

Dividends from Net Investment Income	(0.01)		(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Total Distributions	(0.01)		(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Payment by Affiliate	—		(0.00	)F	—	—	—	—

Net Asset Value End of Period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total Return	0.53	%B	0.68	%G	1.34%	3.71%	6.05%	4.80%
Net Assets End of Period (in thousands)	$335,344		$357,586		$264,161	$251,503	$272,225	$204,403
Ratio of Expenses to Average Net Assets	0.69	%A	0.65%		0.68%	0.62%	0.56%	0.59%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.63	%A	0.67%		1.32%	3.65%	5.91%	4.74%

			Year Ended December 31,
Enterprise Money Market Fund (Class B)	Ten Months Ended October 31, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net Investment Income (Loss)E	0.01		0.01		0.01	0.04	0.06	0.05
Net Realized and Unrealized Gain (Loss) on Investments	—		(0.00	)F	—	—	—	—

Total from Investment Operations	0.01		0.01		0.01	0.04	0.06	0.05

Dividends from Net Investment Income	(0.01)		(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Total Distributions	(0.01)		(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Payment by Affiliate	—		(0.00	)F	—	—	—	—

Net Asset Value End of Period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total ReturnD	0.53	%B	0.68	%G	1.34%	3.71%	6.05%	4.80%
Net Assets End of Period (in thousands)	$38,670		$46,452		$56,323	$44,045	$28,096	$32,863
Ratio of Expenses to Average Net Assets	0.69	%A	0.65%		0.68%	0.62%	0.56%	0.60%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.63	%A	0.67%		1.32%	3.65%	5.91%	4.86%

See notes to financial statements.

ANNUAL REPORT

Enterprise Money Market Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Money Market Fund (Class C)	Ten Months Ended October 31, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net Investment Income (Loss)E	0.01		0.01		0.01	0.04	0.06	0.05
Net Realized and Unrealized Gain (Loss) on Investments	—		(0.00	)F	—	—	—	—

Total from Investment Operations	0.01		0.01		0.01	0.04	0.06	0.05

Dividends from Net Investment Income	(0.01)		(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Total Distributions	(0.01)		(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Payment by Affiliate	—		0.00	F	—	—	—	—

Net Asset Value End of Period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total ReturnD	0.53	%B	0.68	%G	1.34%	3.71%	6.05%	4.80%
Net Assets End of Period (in thousands)	$11,301		$10,735		$12,775	$10,632	$8,709	$7,296
Ratio of Expenses to Average Net Assets	0.69	%A	0.65%		0.68%	0.62%	0.56%	0.59%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.63	%A	0.67%		1.32%	3.65%	5.91%	4.76%

			Year Ended December 31,
Enterprise Money Market Fund (Class Y)	Ten Months Ended October 31, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net Investment Income (Loss)E	0.01		0.01		0.01	0.04	0.06	0.05
Net Realized and Unrealized Gain (Loss) on Investments	—		(0.00	)F	—	—	—	—

Total from Investment Operations	0.01		0.01		0.01	0.04	0.06	0.05

Dividends from Net Investment Income	(0.01)		(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Total Distributions	(0.01)		(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Payment by Affiliate	—		0.00	F	—	—	—	—

Net Asset Value End of Period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total Return	0.53	%B	0.68	%G	1.34%	3.71%	6.05%	4.80%
Net Assets End of Period (in thousands)	$7,569		$4,939		$4,298	$3,160	$2,666	$3,477
Ratio of Expenses to Average Net Assets	0.69	%A	0.65%		0.68%	0.62%	0.56%	0.59%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.63	%A	0.67%		1.32%	3.65%	5.91%	4.72%

A	Annualized.
B	Not annualized.
C	Total return does not include one time front-end sales charge.
D	Total return does not include contingent deferred sales charge.
E	Based on average shares outstanding.
F	Less than $0.01 per share.
G	In 2003, approximately 0.21% of the Fund’s total return consisted of a voluntary reimbursement by the adviser for a realized investment loss.
H	Reflects overall fund ratios adjusted for class specific expenses.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements

October 31, 2004

1. Organization

The Enterprise Group of Funds, Inc. (“EGF”) was incorporated in Maryland on January 2, 1968 and is registered under The Investment Company Act of 1940 as an open-end management investment company and consists of the Enterprise Multi-Cap Growth, Enterprise Small Company Growth, Enterprise Small Company Value, Enterprise Capital Appreciation, Enterprise Deep Value, Enterprise Equity, Enterprise Equity Income, Enterprise Growth, Enterprise Growth and Income, Enterprise International Growth, Enterprise Global Financial Services, Enterprise Global Socially Responsive, Enterprise Mergers and Acquisitions, Enterprise Technology, Enterprise Managed, Enterprise Strategic Allocation, Enterprise Government Securities, Enterprise High-Yield Bond, Enterprise Short Duration Bond, Enterprise Tax-Exempt Income, Enterprise Total Return and Enterprise Money Market Funds, each a “Fund” and together the “Funds.” Each Fund’s investment objective (with the exception of the Money Market Fund) is described in the respective subadviser’s comments section.

Effective February 21, 2003, the Managed and Capital Appreciation Funds acquired all of the net assets of the Mid-Cap Growth and Global Health Care Funds in tax-free exchanges of shares wherein the shareholders of each class of the Mid-Cap Growth and Global Health Care Funds received for each share owned approximately 0.63 and 0.25 shares, respectively, of the same class of the Managed and Capital Appreciation Funds. The aggregate net assets and unrealized appreciation/(depreciation) of the Funds immediately before and after the mergers were as follows:

	Net Assets		Unrealized Appreciation/ (Depreciation)
Fund	Before Merger	After Merger	Before Merger	After Merger
Managed	$106,048,662	$115,642,037	$(12,319,105)	$(12,260,512)
Mid-Cap Growth	9,593,375		58,593

	Net Assets		Unrealized Appreciation/ (Depreciation)
Fund	Before Merger	After Merger	Before Merger	After Merger
Capital Appreciation	$152,090,367	$162,271,990	$(169,319)	$(402,143)
Global Health Care	10,181,623		(232,824)

EGF offers Class A, B, C and Y shares. Shares of each class represent an identical interest in the investments of their respective Funds and generally have the same rights, but are offered with different sales charge and distribution fee arrangements. Class A shares (except for the Money Market and Short Duration Bond Funds with sales charges of 0% and 3.50%, respectively) are subject to a maximum sales charge of 4.75%. Class B shares are subject to a maximum contingent deferred sales charge of 5%, which declines to zero after six years and which is based on the lesser of net asset value at the time of purchase or redemption. Class B shares automatically convert to Class A shares of the same Fund eight years after purchase. Class C shares are subject to a maximum contingent deferred sales charge of 1%, which declines to zero after one year and which is based on the lesser net asset value at the time of purchase or redemption. Class Y shares are not subject to any sales charges.

2. Significant Accounting Policies

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts and disclosures. Actual results could differ from those estimates. In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

Valuation of Investments — Stocks listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price.

ANNUAL REPORT

Notes to Financial Statements — (Continued)

October 31, 2004

Other unlisted stocks are valued at their last sale price or official closing price or, if no reported sale occurs during the day, at bid price estimated by a broker. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask prices. In such cases, the NOCP will be normalized to the nearer of the bid or the ask price.

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quote will be obtained from a broker and converted to a price.

Options, including options on futures that are traded on exchanges, are valued at their last sale price, and if the last sale price is not available then the previous day’s sale price used. Options not traded on an exchange or actively traded are valued at fair value under the direction of the Board of Directors.

Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are unavailable, such bonds will be valued using broker quotes. U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

Foreign securities not traded directly, or in American Depositary Receipt (ADR) or similar form in the United States are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

Futures contracts are valued at their last sale price or, if there are no sales, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

Other securities and assets for which market quotations are not readily available or for which valuations cannot be provided, are valued at fair value under the direction of the Board of Directors.

Events or circumstances affecting the values of Fund securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in EGF’s calculation of net asset values for each applicable Fund when EGF’s Investment Manager deems that the particular event or circumstance would materially affect such Fund’s net asset value.

Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investments sold.

Short-term debt securities with 61 days or more to maturity at time of purchase are generally valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Securities held by the Money Market Fund are valued at amortized cost. Under this method, a security is valued at its cost and any discount or premium is amortized to par over the period until maturity without taking into account the impact of fluctuating interest rates on the market value of the security unless the aggregate deviation from net asset value as calculated by using available market quotations exceeds ½ of 1% of the Fund’s net asset value.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

October 31, 2004

Special Valuation/Concentration Risks — Foreign denominated assets, if any, held by the Funds, may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of economic instability.

As part of their investment program, certain Funds may invest in collateralized mortgage obligations (“CMOs”). Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Funds invest, the investment may be subject to a greater valuation risk due to prepayment than other types of mortgage-related securities.

The high-yield securities in which certain Funds may invest may be considered speculative in regard to the issuer’s continuing ability to meet principal and interest payments. The value of the lower rated securities in which the Funds may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry conditions and will generally fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

Certain Funds invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to a Fund, positive or negative, than if such Fund did not concentrate its investments in such sectors.

Certain securities held by the Funds are valued on the basis of a price provided by a single market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold.

Illiquid Securities — At times, the Funds may hold, up to their SEC or prospectus defined limitations, illiquid securities that they may not be able to sell at their current fair value price. Although it is expected that the fair value represents the current realizable value on disposition of such securities, there is no guarantee that the Funds will be able to do so. In addition, the Funds may incur certain costs related to the disposition of such securities. Any securities the investment manager has deemed to be illiquid have been denoted as such in the Portfolios of Investments.

Repurchase Agreements — Each Fund may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Fund would acquire a debt security for a relatively short period (usually for one day and not more than one week) subject to an obligation of the seller to repurchase and of the Fund to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Fund’s holding period. Under each repurchase agreement, it is the Funds’ policy to receive, as collateral, U.S. Government or Agency securities whose market value (including interest) is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Written Options — When a Fund writes an option, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated as realized gains. The excess between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain. If the premium is less than the amount paid for the closing purchase transaction, a realized loss is recorded. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security (or financial instrument) in determining whether the Fund has realized a gain or loss. If a put option is exercised, the Fund purchases the security (or financial instrument), the cost of the security is reduced by the premium originally received, and no gain or loss is recognized. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund writes a swap option, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the swap option written. If a call swap option is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put swap option is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing swap

ANNUAL REPORT

Notes to Financial Statements — (Continued)

October 31, 2004

options that expire or are exercised are treated as realized gains upon the expiration or exercise of such swap options. The risk associated with writing put and call swap options is that the Fund will be obligated to be party to a swap agreement at disadvantageous interest rates if a swap option is exercised.

Futures Contracts — A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Generally, upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

As part of their investment program, the Funds (other than the Total Return Fund) may enter into futures contracts (up to their prospectus defined limitations) to hedge against anticipated future price and interest rate changes. The Funds (other than the Total Return Fund) will enter into forward contracts only for hedging purposes. Risks arise from the possible inability of counter-parties to meet the terms of their contracts and from movements in currency values. Risks of entering into futures contracts include: (1) the risk that the price of the futures contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the Fund attempts to enter into a closing position; and (3) the risk that the Fund will lose an amount in excess of the initial margin deposit.

Foreign Currency Translation — The books and records of EGF are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i)	market value of investment securities, other assets and liabilities – at the valuation date.

(ii)	purchases and sales of investment securities, income and expenses – at the date of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations in the realized and unrealized gains and losses section, respectively, on the Statements of Operations.

Forward Currency Exchange Contracts — As part of their investment programs, certain Funds may utilize forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency.

Delayed Delivery Transactions — Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the subadviser or the Fund will set aside or earmark internally until the settlement date, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Forward sales commitments are accounted for by the Fund in the same manner as forward currency exchange contracts discussed above.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

October 31, 2004

Swap Agreements — A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. The gross returns to be exchanged or “swapped” between the parties are calculated based on a “notional amount”, which, each business day, is valued to determine each party’s obligation under the contract. Fluctuations in market values are reflected as unrealized gains or losses during the term of the contract.

Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swap market could affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Inflation Indexed Bonds — The Funds may purchase inflation-indexed bonds which are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Over the life of the bond, interest will be paid based on a principal value adjusted for inflation. Any increase in the principal value is considered interest income, even though the Fund will not receive the principal until sold or until maturity.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Securities purchased or sold on a when-issued or delayed delivery basis, if any, may be settled a month or more after the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Corporate actions are recorded on the ex-dividend date. Premiums and discounts on securities are amortized daily for both financial and tax purposes using the effective interest method. All income is allocated to the classes based on net assets.

Dividends and Distributions — Distributions of capital gains, if any, from each of the Funds, other than the Money Market Fund, are made at least annually. Dividends from net investment income, if any, for all Funds other than the fixed-income Funds, are declared and paid at least annually. Dividends from net investment income for the fixed-income Funds are declared daily and paid monthly. Dividends from net investment income and any net realized capital gains for the Money Market Fund are declared daily and paid or reinvested monthly in additional shares of the Money Market Fund at net asset value. Dividends and distributions are recorded on the ex-dividend date. Income distributions are paid out at the class level whereas capital gains are paid out at the Fund level.

Expenses — Generally, each Fund and class bears expenses incurred specifically on its behalf, such as advisory and distribution fees, as well as a portion of the common expenses of EGF, which are generally allocated to the Fund, and simultaneously to the classes, based on net assets or other appropriate allocation methods. No class has preferential dividend rights; differences in per share dividend rates are due to differences in separate class expenses. Custodian fees for the Funds are shown gross of expense offsets, if any, for custodian balance credits on uninvested cash or for credits earned by the Funds under certain directed brokerage arrangements. The Funds may direct certain security trades to brokers who may pay a portion of the commissions for those trades to offset certain expenses of the Funds. These amounts, if any, are reported in the statements of operations.

Federal Income Taxes — It is the policy of EGF to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Accordingly, no provision for Federal income tax is required.

3. Transactions with Affiliates

The Funds are charged investment advisory fees by Enterprise Capital Management, Inc (“ECM”) (except for the Money Market Fund where, effective October 1, 2004, the EGF Board replaced ECM as the Investment Manager of the Fund with AXA Equitable Life Insurance Company (“AXA Equitable”)) for furnishing advisory and administrative services. ECM and AXA Equitable as the Investment Managers have contractually limited the Funds’ expenses to the expense ratios noted below through February 28, 2005.

ANNUAL REPORT

Notes to Financial Statements — (Continued)

October 31, 2004

Effective September 1, 2004, the investment managers may be reimbursed the amount of any such payments and waivers in the future provided that the payments and waivers are reimbursed within three years of the payment or waiver being made and the combination of the Fund’s expense ratio and such reimbursements do not exceed the Fund’s expense ratio cap. If the actual expense ratio is less than the expense cap and the investment managers have recouped any eligible previous payments and waivers made, the Fund will be charged such lower expenses. Enterprise Fund Distributors, Inc. (“EFD”), a wholly-owned subsidiary of ECM, serves as principal underwriter for shares of EGF. The Directors of EGF have adopted a Distributor’s Agreement and Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that each Fund will pay EFD a distribution fee, accrued daily and payable monthly. The advisory fee, distribution fee, and current contractual maximum expense amounts are equal to the following annual percentage of average daily net assets for each class of shares:

	Advisory Fee	Distribution Fee				Current Maximum Expense Ratios
Fund		A	B	C	Y	A	B	C	Y
Multi-Cap Growth	1.00%	0.45%	1.00%	1.00%	None	2.00%	2.55%	2.55%	1.55%
Small Company Growth	1.00%	0.45%	1.00%	1.00%	None	1.65%	2.20%	2.20%	1.20%
Small Company Value	0.75%	0.45%	1.00%	1.00%	None	1.75%	2.30%	2.30%	1.30%
Capital Appreciation	0.75%	0.45%	1.00%	1.00%	None	1.75%	2.30%	2.30%	1.30%
Deep Value	0.75%	0.45%	1.00%	1.00%	None	1.50%	2.05%	2.05%	1.05%
Equity	0.75%	0.45%	1.00%	1.00%	None	1.60%	2.15%	2.15%	1.15%
Equity Income	0.75%	0.45%	1.00%	1.00%	None	1.50%	2.05%	2.05%	1.05%
Growth	0.75%	0.45%	1.00%	1.00%	None	1.60%	2.15%	2.15%	1.15%
Growth and Income	0.75%	0.45%	1.00%	1.00%	None	1.50%	2.05%	2.05%	1.05%
International Growth	0.85%	0.45%	1.00%	1.00%	None	1.85%	2.40%	2.40%	1.40%
Global Financial Services	0.85%	0.45%	1.00%	1.00%	None	1.75%	2.30%	2.30%	1.30%
Global Socially Responsive	0.90%	0.45%	1.00%	1.00%	None	1.75%	2.30%	2.30%	1.30%
Mergers and Acquisitions	0.90%	0.45%	1.00%	1.00%	None	1.90%	2.45%	2.45%	1.45%
Technology	1.00%	0.45%	1.00%	1.00%	None	1.90%	2.45%	2.45%	1.45%
Managed	0.75%	0.45%	1.00%	1.00%	None	1.45%	2.00%	2.00%	1.00%
Strategic Allocation	0.75%	0.45%	1.00%	1.00%	None	1.50%	2.05%	2.05%	1.05%
Government Securities	0.60%	0.45%	1.00%	1.00%	None	1.25%	1.80%	1.80%	0.80%
High-Yield Bond*	0.60%	0.45%	1.00%	1.00%	None	1.30%	1.85%	1.85%	0.85%
Short Duration Bond	0.45%	0.25%	1.00%	1.00%	None	0.90%	1.65%	1.65%	0.65%
Tax-Exempt Income	0.50%	0.45%	1.00%	1.00%	None	1.10%	1.65%	1.65%	0.65%
Total Return	0.65%	0.45%	1.00%	1.00%	None	1.35%	1.90%	1.90%	0.90%
Money Market	0.35%	None	None	None	None	0.70%	0.70%	0.70%	0.70%

* Effective June 1, 2004, ECM amended the advisory fee rate to 0.50% for average daily net assets in excess of $200,000,000.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

October 31, 2004

No recoupment was paid by EGF in fiscal year 2004, however EGF had the following balances for expenses waived by the investment managers for the period from September 1, 2004 through October 31, 2004, subject to recoupment through September 1, 2007:

Fund
Multi-Cap Growth	$7,259
Small Company Growth	66,905
Small Company Value	—
Capital Appreciation	—
Deep Value	25,407
Equity	25,574
Equity Income	51,250
Growth	—
Growth and Income	78,315
International Growth	13,875
Global Financial Services	11,463
Global Socially Responsive	15,279
Mergers and Acquisitions	—
Technology	20,422
Managed	65,808
Strategic Allocation	23,163
Government Securities	123,191
High-Yield Bond	43,922
Short Duration Bond	36,368
Tax-Exempt Income	19,320
Total Return	47,212
Money Market	—

ECM is a wholly-owned subsidiary of AXA Financial, Inc., the parent company of AXA Equitable. AXA Equitable and its subsidiaries and affiliates had the following investments in EGF as of October 31, 2004:

Fund	Class A	Class B	Class C	Class Y
Multi-Cap Growth	—	—	—	$234,611
Small Company Growth	$2,069,163	—	—	2,169,076
Small Company Value	4,504,486	—	—	4,567,346
Capital Appreciation	1,778,692	$214,988	$214,955	555,619
Deep Value	1,093,335	294,900	294,900	201,487
Equity	1,625,846	153,846	153,844	772,433
Equity Income	192,533	—	—	293,277
Growth	6,682,621	84,041	83,890	26,440,544
Growth and Income	5,111,479	—	—	7,213,030
International Growth	—	606,222	605,150	15,057,153
Global Financial Services	—	—	—	8,640,119
Global Socially Responsive	760,988	270,900	270,900	125,491
Mergers and Acquisitions	—	—	—	379,012
Technology	87,289	80,812	80,714	488,292
Managed	516,770	329,122	328,806	219,732
Strategic Allocation	1,580,619	994,185	994,187	1,196,266
Government Securities	9,184,831	—	—	10,312,487
High-Yield Bond	82,422	—	—	94,851
Short Duration Bond	1,300,000	1,297,400	1,297,400	1,185,225
Tax-Exempt Income	—	—	—	50,248
Total Return	1,295,457	—	—	1,322,324
Money Market	5,786,447	—	—	5,033,246

ANNUAL REPORT

Notes to Financial Statements — (Continued)

October 31, 2004

As of October 31, 2004, defined contribution plans of an affiliate held investments in Class Y of the International Growth Fund that comprised approximately 20% of total outstanding shares of the Fund.

ECM and AXA Equitable have subadvisory agreements with various investment advisers as subadvisers for the Funds. The advisory fee, as a percentage of average daily net assets of a Fund, is paid to ECM or AXA Equitable, which pays a portion of the fee to the subadviser. Boston Advisors, Inc. and MONY Capital Management, Inc., each wholly-owned subsidiaries of AXA Financial, Inc. and affiliates of AXA Equitable and ECM, are the subadvisers for the Equity Income and Short Duration Bond Funds, respectively. Sanford C. Bernstein & Co., LLC, an affiliate of AXA Equitable and ECM, is the subadviser for the Global Financial Services Fund. For the ten months ended October 31, 2004, ECM incurred subadvisory fees payable to Boston Advisors, Inc., Sanford C. Bernstein & Co., LLC and MONY Capital Management, Inc. of $313,027, $142,155 and $24,125, respectively.

For the ten months ended October 31, 2004, the portions of EGF sales charges paid to MONY Securities Corporation, AXA Advisors and The Advest Group, Inc., each a wholly-owned subsidiary of AXA Financial, Inc. and affiliates of AXA Equitable and ECM, were $3,425,578, $11,096 and $274,813, respectively.

EFD receives sales charges on each Fund’s Class A shares (and for Class C shares for the period from January 1, 2004 through April 30, 2004) and the proceeds of contingent deferred sales charges paid by the investor in connection with certain redemptions of each Fund’s Class B and Class C shares. EFD has advised the Funds that for the ten months ended October 31, 2004, the proceeds retained from sales and redemptions are as follow:

	Class A	Class B	Class C
	Front end Sales charge	Contingent deferred Sales charge	Front end Sales charge	Contingent deferred sales charge
Multi-Cap Growth Fund	$15,110	$127,476	$195	$1,553
Small Company Growth Fund	18,294	84,365	50	3,470
Small Company Value Fund	90,701	431,908	73	15,503
Capital Appreciation Fund	42,975	145,856	165	8,245
Deep Value Fund	14,203	22,901	230	1,929
Equity Fund	31,579	135,054	975	11,156
Equity Income Fund	40,742	57,986	22	1,700
Growth Fund	136,252	859,282	31	27,976
Growth and Income Fund	33,424	202,024	11	2,293
International Growth Fund	15,285	40,049	86	1,242
Global Financial Services Fund	6,431	24,227	8	658
Global Socially Responsive Fund	8,203	3,321	13	743
Mergers and Acquisitions Fund	133,903	134,354	195	14,657
Technology Fund	10,931	127,787	26	3,535
Managed Fund	16,906	81,212	75	864
Strategic Allocation Fund	10,145	41,473	—	318
Government Securities Fund	27,343	249,635	36	6,295
High Yield Bond Fund	33,202	246,996	15	24,890
Short Duration Bond Fund	7,007	33,058	656	7,945
Tax-Exempt Income Fund	6,028	22,229	—	1,114
Total Return Fund	19,092	77,457	42	2,843
Money Market Fund	—	148,929	—	5,759

EFD uses its distribution fee from EGF to pay expenses on behalf of EGF related to the distribution and servicing of its shares. These expenses include a distribution fee to securities dealers that enter into a sales agreement with EFD. For the ten months ended October 31, 2004, EFD incurred distribution fees of $1,872,237, $983 and $201,910 payable to MONY Securities Corporation, AXA Advisors, and The Advest Group Inc., respectively.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

October 31, 2004

For the ten months ended October 31, 2004, brokerage commissions paid to affiliates, including affiliates of ECM and AXA Equitable and the individual Fund subadvisers, were as follows:

Fund	Commissions
Multi-Cap Growth	$189,762
Small Company Value	206,849
Growth and Income	7,087
International Growth	14,661
Global Financial Services	4,266
Mergers and Acquisitions	4,707
Technology	227,188

4. Estimated Loss Contingency

During 2003, the Enron Corp. bankruptcy court sought to recoup proceeds from the Money Market Fund’s $1,182,379 early disposition of Enron Corp. commercial paper in 2001. In 2003, based upon current available information, the Fund recorded an estimated loss contingency of $886,784, which has been reflected in the Statement of Operations as a realized loss. ECM has reimbursed the Money Market Fund to cover the estimated loss. The net result had no effect on the Money Market Fund’s net assets or Net Asset Value. As of October 31, 2004, no cash disbursements have been required to be paid to the bankruptcy court.

5. Investment Transactions

For the ten months ended October 31, 2004, purchases and sales proceeds of investments, other than short-term investments, were as follows:

	U.S. Government Obligations		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Multi-Cap Growth	—	—	$123,311,753	$135,615,232
Small Company Growth	—	—	92,762,865	94,533,491
Small Company Value	—	—	54,991,260	73,996,546
Capital Appreciation	—	—	191,294,895	175,877,248
Deep Value	—	—	20,331,626	11,853,032
Equity	—	—	29,521,468	27,389,028
Equity Income	—	—	83,383,512	72,092,686
Growth	—	—	671,632,098	812,149,327
Growth and Income	—	—	58,256,445	61,458,297
International Growth	—	—	92,283,730	87,648,181
Global Financial Services	—	—	9,682,350	8,421,268
Global Socially Responsive	—	—	7,467,428	2,943,616
Mergers and Acquisitions	—	—	206,372,575	156,412,486
Technology	—	—	196,014,099	204,704,374
Managed	$7,534,111	$5,704,844	55,944,901	67,620,984
Strategic Allocation	1,862,626	1,758,584	4,125,702	2,562,233
Government Securities	44,352,403	16,862,296	—	—
High–Yield Bond	—	467,367	147,424,716	182,068,136
Short Duration Bond	500,313	1,105,170	12,716,291	5,126,993
Tax-Exempt Income	—	—	4,669,870	7,084,160
Total Return	102,630,767	100,820,268	19,070,394	19,388,255

ANNUAL REPORT

Notes to Financial Statements — (Continued)

October 31, 2004

Outstanding forward foreign currency contracts at October 31, 2004 were as follows:

Total Return Fund

Settlement Date	Purchases				Net Unrealized Appreciation (Depreciation)
	Receive		Deliver
12/09/04	EURO	202,000	USD	252,793	$5,590

Settlement Date	Sales				Net Unrealized Appreciation (Depreciation)
	Receive		Deliver
12/09/04	USD	1,265,059	EURO	1,005,000	$(20,464)
01/27/05	USD	369,194	JPY	39,465,000	(5,560)

					$(26,024)

Transactions in options written for the ten months ended October 31, 2004, were as follows:

	Number of Contracts/ Notional Amounts	Premiums
Total Return Fund
Outstanding put and call options written at December 31, 2003	6,700,000	$106,008
Call options written	72	46,284
Call options expired	(15)	(10,311)
Call swap options expired	(3,500,000)	(53,760)
Call options closed	(3)	(2,333)
Call swap options closed	(1,400,000)	(23,485)
Put options written	88	95,326
Put options expired	(88)	(95,326)
Put swap options expired	(1,800,000)	(28,762)

Outstanding put and call options written at October 31, 2004	54	$33,641

6. Securities Lending

Certain Funds may lend portfolio securities to qualified institutions. Loans are secured by collateral at least equal to 102% (105% for foreign securities) of the market value of securities loaned. The Fund receives a portion of the income earned on the collateral and also continues to earn income on the loaned securities. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The lending agent provides the Fund with indemnification against losses due to borrower default. The Fund bears the risk of loss only with respect to the investment of any cash collateral. Securities currently out on loan have been denoted in the Portfolios of Investments.

The Funds generally receive cash as collateral for securities lending. During the ten months ended October 31, 2004, the cash was invested in the Securities Lending Quality Trust (SLQT), a New Hampshire investment trust, organized and managed by State Street Bank & Trust, which is limited to investment activities incidental to or in support of the securities lending program organized and managed by State Street Bank and Trust.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

October 31, 2004

7. Borrowings

During the ten months ended October 31, 2004, EGF was party to a $30 million redemption line of credit with State Street Bank and Trust whereby each Fund may borrow up to its prospectus defined limitation. Pursuant to such line of credit, EGF pays an annual commitment fee equal to 0.10% of the committed amount. At October 31, 2004, there were no loans outstanding for EGF. Only the following Fund had an outstanding balance at any time during the ten months ended October 31, 2004:

Fund	Maximum Amount Borrowed	Average Daily Outstanding Balance	Weighted Average Interest Rate	Interest Expense
High-Yield Bond	$5,400,000	$5,100,000	1.56%	$443

8. Capital Share Transactions

At October 31, 2004, EGF has 12,700,000,000 authorized shares at $0.001 par value. Capital share activity was as follows:

	Multi-Cap Growth Fund		Small Company Growth Fund
	Ten Months Ended October 31, 2004	Year Ended December 31, 2003	Ten Months Ended October 31, 2004	Year Ended December 31, 2003
Class A
Shares sold	1,170,930	1,102,927	480,830	710,256
Reinvestment of distributions	—	—	—	—
Shares redeemed	(1,374,538)	(1,418,516)	(465,901)	(512,231)
Net increase (decrease)	(203,608)	(315,589)	14,929	198,025
Class B
Shares sold	657,854	1,161,430	184,737	366,283
Reinvestment of distributions	—	—	—	—
Shares redeemed	(1,593,450)	(1,374,830)	(353,102)	(309,628)
Net increase (decrease)	(935,596)	(213,400)	(168,365)	56,655
Class C
Shares sold	228,796	412,468	158,784	273,884
Reinvestment of distributions	—	—	—	—
Shares redeemed	(459,585)	(508,792)	(176,875)	(126,312)
Net increase (decrease)	(230,789)	(96,324)	(18,091)	147,572
Class Y
Shares sold	31,071	152,958	66,216	152,541
Reinvestment of distributions	—	—	—	—
Shares redeemed	(177,996)	(22,911)	(95,581)	(72,213)
Net increase (decrease)	(146,925)	130,047	(29,365)	80,328
Total net increase (decrease)	(1,516,918)	(495,266)	(200,892)	482,580

ANNUAL REPORT

Notes to Financial Statements — (Continued)

October 31, 2004

	Small Company Value Fund		Capital Appreciation Fund		Deep Value Fund
	Ten Months Ended October 31, 2004	Year Ended Dec. 31, 2003	Ten Months Ended October 31, 2004	Year Ended Dec. 31, 2003	Ten Months Ended October 31, 2004	Year Ended Dec. 31, 2003
Class A
Shares sold	5,521,926	6,172,557	1,275,975	1,348,834	645,669	789,574
Shares exchanged due to merger	—	—	—	173,370	—	—
Reinvestment of distributions	—	—	—	—	—	8,671
Shares redeemed	(6,756,801)	(7,251,477)	(943,272)	(847,419)	(284,434)	(206,884)
Net increase (decrease)	(1,234,875)	(1,078,920)	332,703	674,785	361,235	591,361
Class B
Shares sold	2,181,278	3,276,152	397,305	720,134	507,861	512,899
Shares exchanged due to merger	—	—	—	249,098	—	—
Reinvestment of distributions	—	—	—	—	—	3,400
Shares redeemed	(3,713,644)	(3,779,480)	(555,136)	(514,004)	(252,452)	(144,329)
Net increase (decrease)	(1,532,366)	(503,328)	(157,831)	455,228	255,409	371,970
Class C
Shares sold	2,127,488	3,051,530	508,156	426,395	295,097	298,472
Shares exchanged due to merger	—	—	—	52,557	—	—
Reinvestment of distributions	—	—	—	—	—	1,431
Shares redeemed	(2,484,190)	(2,717,345)	(229,291)	(161,221)	(122,405)	(94,080)
Net increase (decrease)	(356,702)	334,185	278,865	317,731	172,692	205,823
Class Y
Shares sold	241,245	344,163	138,484	95,212	16,979	6,062
Shares exchanged due to merger	—	—	—	8,058	—	—
Reinvestment of distributions	—	—	—	—	—	201
Shares redeemed	(351,345)	(312,105)	(40,456)	(13,553)	(11,813)	(9,174)
Net increase (decrease)	(110,100)	32,058	98,028	89,717	5,166	(2,911)
Total net increase (decrease)	(3,234,043)	(1,216,005)	551,765	1,537,461	794,502	1,166,243

	Equity Fund		Equity Income Fund		Growth Fund
	Ten Months Ended October 31, 2004	Year Ended Dec. 31, 2003	Ten Months Ended October 31, 2004	Year Ended Dec. 31, 2003	Ten Months Ended October 31, 2004	Year Ended Dec. 31, 2003
Class A
Shares sold	4,246,852	6,950,806	1,131,436	396,317	15,080,485	23,125,466
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	16,064	33,535	—	—
Shares redeemed	(4,506,659)	(2,987,394)	(643,900)	(632,333)	(14,045,997)	(13,124,431)
Net increase (decrease)	(259,807)	3,963,412	503,600	(202,481)	1,034,488	10,001,035
Class B
Shares sold	1,493,584	3,107,250	486,889	301,576	1,710,073	3,853,282
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	3,960	10,578	—	—
Shares redeemed	(1,866,703)	(1,869,889)	(383,038)	(358,886)	(5,840,948)	(5,982,119)
Net increase (decrease)	(373,119)	1,237,361	107,811	(46,732)	(4,130,875)	(2,128,837)
Class C
Shares sold	1,729,320	2,619,730	190,916	133,292	1,834,799	3,670,394
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	1,107	2,571	—	—
Shares redeemed	(1,325,872)	(1,429,866)	(88,977)	(95,133)	(2,592,939)	(3,055,287)
Net increase (decrease)	403,448	1,189,864	103,046	40,730	(758,140)	615,107
Class Y
Shares sold	505,879	250,099	16,499	612	713,534	1,457,018
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	94	121	—	—
Shares redeemed	(87,079)	(119,289)	(1,129)	(4,047)	(670,524)	(933,499)
Net increase (decrease)	418,800	130,810	15,464	(3,314)	43,010	523,519
Total net increase (decrease)	189,322	6,521,447	729,921	(211,797)	(3,811,517)	9,010,824

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

October 31, 2004

	Growth and Income Fund		International Growth Fund		Global Financial Services Fund
	Ten Months Ended October 31, 2004	Year Ended Dec. 31, 2003	Ten Months Ended October 31, 2004	Year Ended Dec. 31, 2003	Ten Months Ended October 31, 2004	Year Ended Dec. 31, 2003
Class A
Shares sold	632,510	488,534	760,858	1,252,955	402,526	385,193
Reinvestment of distributions	—	1,848	—	—	—	20,043
Shares redeemed	(448,831)	(601,895)	(488,781)	(1,233,862)	(309,539)	(519,111)
Net increase (decrease)	183,679	(111,513)	272,077	19,093	92,987	(113,875)
Class B
Shares sold	226,085	365,141	309,780	504,238	259,663	261,691
Reinvestment of distributions	—	—	—	—	—	12,006
Shares redeemed	(576,372)	(620,003)	(523,035)	(513,744)	(302,987)	(311,442)
Net increase (decrease)	(350,287)	(254,862)	(213,255)	(9,506)	(43,324)	(37,745)
Class C
Shares sold	117,571	138,396	181,399	459,972	111,702	185,792
Reinvestment of distributions	—	—	—	—	—	3,663
Shares redeemed	(132,088)	(171,300)	(144,040)	(422,161)	(72,376)	(63,782)
Net increase (decrease)	(14,517)	(32,904)	37,359	37,811	39,326	125,673
Class Y
Shares sold	105,846	198,187	261,411	1,372,232	11,326	3,393
Reinvestment of distributions	—	2,574	—	—	—	19,208
Shares redeemed	(61,075)	(58,798)	(212,907)	(1,280,953)	(11,939)	(10,129)
Net increase (decrease)	44,771	141,963	48,504	91,279	(613)	12,472
Total net increase (decrease)	(136,354)	(257,316)	144,685	138,677	88,376	(13,475)

	Global Socially Responsive Fund		Mergers and Acquisitions Fund
	Ten Months Ended October 31, 2004	Year Ended Dec. 31, 2003	Ten Months Ended October 31, 2004	Year Ended Dec. 31, 2003
Class A
Shares sold	245,719	202,324	6,266,661	3,607,784
Reinvestment of distributions	—	—	—	63,530
Shares redeemed	(50,977)	(122,434)	(1,717,553)	(724,035)
Net increase (decrease)	194,742	79,890	4,549,108	2,947,279
Class B
Shares sold	82,799	85,774	1,554,114	1,321,036
Reinvestment of distributions	—	—	—	36,566
Shares redeemed	(20,103)	(20,463)	(715,616)	(540,701)
Net increase (decrease)	62,696	65,311	838,498	816,901
Class C
Shares sold	104,655	92,469	3,202,365	2,371,279
Reinvestment of distributions	—	—	—	38,272
Shares redeemed	(24,594)	(19,199)	(669,611)	(364,709)
Net increase (decrease)	80,061	73,270	2,532,754	2,044,842
Class Y
Shares sold	182,644	7,325	746,495	374,614
Reinvestment of distributions	—	—	—	1,433
Shares redeemed	(3,765)	(210)	(135,031)	(43,141)
Net increase (decrease)	178,879	7,115	611,464	332,906
Total net increase (decrease)	516,378	225,586	8,531,824	6,141,928

ANNUAL REPORT

Notes to Financial Statements — (Continued)

October 31, 2004

	Technology Fund		Managed Fund
	Ten Months Ended October 31, 2004	Year Ended Dec. 31, 2003	Ten Months Ended October 31, 2004	Year Ended Dec. 31, 2003
Class A
Shares sold	729,404	888,994	2,142,195	1,457,641
Shares exchanged due to merger	—	—	—	715,255
Reinvestment of distributions	—	—	—	71,401
Shares redeemed	(1,005,807)	(891,438)	(1,752,487)	(2,072,674)
Net increase (decrease)	(276,403)	(2,444)	389,708	171,623
Class B
Shares sold	569,488	963,236	691,443	1,078,927
Shares exchanged due to merger	—	—	—	769,770
Reinvestment of distributions	—	—	—	33,254
Shares redeemed	(1,258,081)	(1,043,750)	(2,755,735)	(2,970,747)
Net increase (decrease)	(688,593)	(80,514)	(2,064,292)	(1,088,796)
Class C
Shares sold	167,928	408,091	260,625	268,132
Shares exchanged due to merger	—	—	—	283,161
Reinvestment of distributions	—	—	—	4,222
Shares redeemed	(306,836)	(298,963)	(183,130)	(250,402)
Net increase (decrease)	(138,908)	109,128	77,495	305,113
Class Y
Shares sold	11,204	56,640	2,151	3,418
Shares exchanged due to merger	—	—	—	30,735
Reinvestment of distributions	—	—	—	580
Shares redeemed	(18,868)	(48,609)	(2,267)	(9,471)
Net increase (decrease)	(7,664)	8,031	(116)	25,262
Total net increase (decrease)	(1,111,568)	34,201	(1,597,205)	(586,798)

	Strategic Allocation Fund		Government Securities Fund
	Ten Months Ended October 31, 2004	Year Ended Dec. 31, 2003	Ten Months Ended October 31, 2004	Year Ended Dec. 31, 2003
Class A
Shares sold	376,518	621,337	2,238,938	3,172,066
Reinvestment of distributions	—	613	226,674	293,594
Shares redeemed	(291,507)	(261,291)	(2,274,244)	(4,505,082)
Net increase (decrease)	85,011	360,659	191,368	(1,039,422)
Class B
Shares sold	269,031	456,028	647,192	1,748,742
Reinvestment of distributions	—	—	130,156	209,679
Shares redeemed	(263,765)	(173,978)	(1,858,417)	(3,098,590)
Net increase (decrease)	5,266	282,050	(1,081,069)	(1,140,169)
Class C
Shares sold	187,709	310,237	265,788	657,113
Reinvestment of distributions	—	—	33,540	50,661
Shares redeemed	(139,422)	(96,060)	(592,235)	(988,721)
Net increase (decrease)	48,287	214,177	(292,907)	(280,947)
Class Y
Shares sold	2,602	34,496	424,453	733,036
Reinvestment of distributions	—	430	54,161	45,605
Shares redeemed	(7,245)	(40,167)	(210,390)	(95,452)
Net increase (decrease)	(4,643)	(5,241)	268,224	683,189
Total net increase (decrease)	133,921	851,645	(914,384)	(1,777,349)

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

October 31, 2004

	High-Yield Bond Fund		Short Duration Bond Fund		Tax-Exempt Income Fund
	Ten Months Ended October 31, 2004	Year Ended Dec. 31, 2003	Ten Months Ended October 31, 2004	Year Ended Dec. 31, 2003	Ten Months Ended October 31, 2004	Year Ended Dec. 31, 2003
Class A
Shares sold	2,084,715	6,114,951	666,740	1,562,245	153,405	205,213
Reinvestment of distributions	453,675	558,146	21,249	15,453	32,920	46,689
Shares redeemed	(4,299,960)	(5,113,580)	(453,639)	(653,041)	(236,830)	(363,660)
Net increase (decrease)	(1,761,570)	1,559,517	234,350	924,657	(50,505)	(111,758)
Class B
Shares sold	1,051,609	2,961,118	300,018	896,233	31,580	82,474
Reinvestment of distributions	229,300	293,736	9,864	8,765	9,206	14,941
Shares redeemed	(2,085,374)	(1,479,216)	(338,833)	(207,267)	(125,547)	(158,092)
Net increase (decrease)	(804,465)	1,775,638	(28,951)	697,731	(84,761)	(60,677)
Class C
Shares sold	685,355	3,672,140	327,481	458,119	43,756	64,810
Reinvestment of distributions	133,187	176,725	5,952	3,982	4,484	6,965
Shares redeemed	(2,090,015)	(1,355,437)	(203,362)	(132,743)	(46,363)	(98,639)
Net increase (decrease)	(1,271,473)	2,493,428	130,071	329,358	1,877	(26,864)
Class Y
Shares sold	875,090	2,418,221	28,768	24,332	—	—
Reinvestment of distributions	97,481	79,166	664	183	124	165
Shares redeemed	(627,369)	(411,899)	(7,506)	(14,087)	(47)	(206)
Net increase (decrease)	345,202	2,085,488	21,926	10,428	77	(41)
Total net increase (decrease)	(3,492,306)	7,914,071	357,396	1,962,174	(133,312)	(199,340)

	Total Return Fund		Money Market Fund
	Ten Months Ended October 31, 2004	Year Ended Dec. 31, 2003	Ten Months Ended October 31, 2004	Year Ended Dec. 31, 2003
Class A
Shares sold	1,154,111	2,119,452	177,395,232	364,525,321
Reinvestment of distributions	63,752	98,347	1,794,168	2,473,747
Shares redeemed	(1,298,100)	(1,191,958)	(201,431,917)	(273,573,668)
Net increase (decrease)	(80,237)	1,025,841	(22,242,517)	93,425,400
Class B
Shares sold	519,429	1,323,414	22,242,398	35,438,621
Reinvestment of distributions	34,868	60,309	197,016	347,688
Shares redeemed	(747,273)	(1,039,233)	(30,222,314)	(45,657,081)
Net increase (decrease)	(192,976)	344,490	(7,782,900)	(9,870,772)
Class C
Shares sold	421,079	835,986	11,094,851	19,734,566
Reinvestment of distributions	22,209	40,755	55,478	81,328
Shares redeemed	(610,396)	(464,948)	(10,584,205)	(21,856,323)
Net increase (decrease)	(167,108)	411,793	566,124	(2,040,429)
Class Y
Shares sold	42,809	91,998	4,661,824	2,660,554
Reinvestment of distributions	2,999	4,524	36,361	25,914
Shares redeemed	(52,328)	(94,442)	(2,067,739)	(2,045,742)
Net increase (decrease)	(6,520)	2,080	2,630,446	640,726
Total net increase (decrease)	(446,841)	1,784,204	(26,828,847)	82,154,925

ANNUAL REPORT

Notes to Financial Statements — (Continued)

October 31, 2004

9. Redemption Fees

EGF charges a 2% redemption fee on non-Money Market Fund exchanges or redemptions done within 30 days of a purchase or exchange. These redemption fees are collected and retained by the affected Fund for the benefit of the remaining shareholders and are recorded by the Fund as paid in capital. For the ten months ended October 31, 2004 redemption fees charged and collected by the Funds were as follows:

Fund	Class A	Class B	Class C	Class Y
Multi-Cap Growth	$215	$289	$76	$9
Small Company Growth	702	649	260	169
Small Company Value	1,952	1,636	869	85
Capital Appreciation	3,600	1,696	751	121
Deep Value	28	24	11	1
Equity	1,370	1,057	773	69
Equity Income	4,716	2,294	636	26
Growth	10,641	4,816	2,257	615
Growth & Income	211	271	53	59
International Growth	711	495	201	361
Global Financial Services	24	330	1,085	261
Global Socially Responsive	117	55	49	30
Mergers and Acquisitions	3,286	1,326	1,944	270
Technology	1,157	1,527	320	104
Managed	223	201	24	1
Strategic Allocation	20	18	11	2
Government Securities	3,414	2,570	711	624
High-Yield Bond	1,881	1,216	809	444
Short Duration Bond	1,087	811	522	128
Tax-Exempt Income	91	30	13	—
Total Return	350	258	190	19

10. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses, futures and options transactions, foreign currency transactions, defaulted bonds, partnerships, real estate investment trusts, losses deferred due to wash sales, capital loss carryforwards, excess distributions, distribution reclasses, investments in passive foreign investment companies and the utilization of earnings and profits distributed to shareholders on redemptions as part of the dividends paid deduction for income tax purposes.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

October 31, 2004

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in-capital at October 31, 2004 as follows:

Fund	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in- Capital
Multi-Cap Growth	$1,496,957	—	$(1,496,957)
Small Company Growth	1,467,807	$(6,499)	(1,461,308)
Small Company Value	3,190,026	197,420	(3,387,446)
Capital Appreciation	1,653,304	106,569	(1,759,873)
Deep Value	(3,054)	3,054	—
Equity	2,258,250	—	(2,258,250)
Equity Income	(19,635)	(195,095)	214,730
Growth	7,625,223	—	(7,625,223)
Growth and Income	136,321	8,141	(144,462)
International Growth	64,100	28,075	(92,175)
Global Financial Services	300,364	(406,467)	106,103
Global Socially Responsive	(3,867)	3,867	—
Mergers and Acquisitions	1,030,402	(1,383,804)	353,402
Technology	1,470,861	—	(1,470,861)
Managed	—	93,672	(93,672)
Strategic Allocation	21,922	2,139	(24,061)
Government Securities	215,740	(215,740)	—
High-Yield Bond	—	—	—
Short Duration Bond	9,234	(723)	(8,511)
Tax-Exempt Income	—	—	—
Total Return	171,741	(304,222)	132,481
Money Market	—	—	—

These reclassifications had no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

The tax character of distributions paid during the ten months ended October 31, 2004 was as follows:

Fund	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gain	Total Distributions
Equity Income	$564,725	—	—	$564,725
Government Securities	6,550,359	—	—	6,550,359
High-Yield Bond	13,510,322	—	—	13,510,322
Short Duration Bond	503,554	—	$722	504,276
Tax-Exempt Income	—	$883,084	62,035	945,119
Total Return	1,313,711	—	157,698	1,471,409
Money Market	2,114,765	—	—	2,114,765

The tax character of distributions paid in 2003 was as follows:

Fund	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gain	Total Distributions
Deep Value	$149,487	—	—	$149,487
Equity Income	1,071,925	—	—	1,071,925
Growth and Income	137,740	—	—	137,740
Global Financial Services	387,925	—	—	387,925
Mergers and Acquisitions	1,971,570	—	—	1,971,570
Managed	743,973	—	—	743,973
Strategic Allocation	12,170	—	—	12,170
Government Securities	8,645,166	—	$512,820	9,157,986
High-Yield Bond	16,145,845	—	—	16,145,845
Short Duration Bond	422,913	—	—	422,913
Tax-Exempt Income	—	$1,150,774	263,029	1,413,803
Total Return	2,298,995	—	155,766	2,454,761
Money Market	2,976,813	—	—	2,976,813

ANNUAL REPORT

Notes to Financial Statements — (Continued)

October 31, 2004

The tax character of distributable earnings/accumulated losses at October 31, 2004 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforward	Expiration	Capital Loss Carryforward Utilized
Multi-Cap Growth	—	—	$138,631,976	2008-2010	$3,868,469
Small Company Growth	—	—	13,056,557	2009-2011	129,645
Small Company Value	—	$8,271,088	—	—	4,727,784
Capital Appreciation	—	—	69,820,271	2009-2010	5,266,981
Deep Value	$96,944	—	556,374	2011	1,198,330
Equity	—	—	68,645,621	2008-2012	—
Equity Income	354,504	2,201,524	—	—	7,780,606
Growth	—	—	307,350,892	2009-2011	48,775,902
Growth and Income	—	—	39,204,774	2010-2011	11,651,275
International Growth	108,280	—	35,186,867	2008-2011	4,388,877
Global Financial Services	1,850,750	318,930	—	—	—
Global Socially Responsive	5,031	—	551,118	2010-2011	445,326
Mergers and Acquisitions	7,595,742	1,250,693	—	—	—
Technology	—	—	271,944,005	2008-2011	3,316,117
Managed	320,976	—	32,851,186	2009-2010	7,304,401
Strategic Allocation	6,029	27,297	—	—	268,521
Government Securities	820,309	—	22,367	2012	—
High-Yield Bond	115,095	—	23,518,371	2008-2011	3,977,960
Short Duration Bond	—	—	—	—	8,882
Tax-Exempt Income	—	27,108	—	—	—
Total Return	969,647	1,114,511	—	—	—
Money Market	—	—	—	—	4,952

At October 31, 2004, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain (Loss)
Multi-Cap Growth	$72,912,363	$10,504,913	$(1,626,282)	$8,878,631
Small Company Growth	95,176,225	22,251,937	(8,738,263)	13,513,674
Small Company Value	462,087,606	164,902,649	(37,332,057)	127,570,592
Capital Appreciation	208,321,872	55,977,356	(1,494,983)	54,482,373
Deep Value	36,211,411	3,869,728	(859,709)	3,010,019
Equity	146,773,764	46,894,148	(16,970,505)	29,923,643
Equity Income	127,610,124	21,381,653	(2,874,239)	18,507,414
Growth	1,482,574,110	204,831,455	(69,808,471)	135,022,984
Growth and Income	160,114,067	25,094,056	(5,011,728)	20,082,328
International Growth	68,418,743	9,463,991	(3,039,437)	6,424,554
Global Financial Services	29,255,063	6,824,073	(471,856)	6,352,217
Global Socially Responsive	11,113,361	1,076,801	(189,938)	886,863
Mergers and Acquisitions	248,489,201	7,938,604	(4,676,428)	3,262,176
Technology	65,940,550	10,335,914	(1,561,024)	8,774,890
Managed	119,567,102	6,461,196	(3,478,561)	2,982,635
Strategic Allocation	35,683,456	4,033,458	(2,544,323)	1,489,135
Government Securities	225,678,673	4,796,690	(278,010)	4,518,680
High-Yield Bond	236,314,786	20,590,133	(5,045,164)	15,544,969
Short Duration Bond	29,693,936	172,793	(296,856)	(124,063)
Tax-Exempt Income	29,370,381	2,261,494	—	2,261,494
Total Return	95,308,488	1,063,593	(123,453)	940,140

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

October 31, 2004

11. Comparability of Financial Statements

On September 15, 2004 the EGF Board of Directors approved a change in EGF’s fiscal year-end from December 31 to October 31. Accordingly, the Fund’s 2004 fiscal year ended on October 31, 2004.

12. Subsequent Events

The following changes were approved by the EGF Board of Directors on September 15, 2004:

Effective November 1, 2004, pursuant to a Mutual Funds Services Agreement, AXA Equitable provides EGF with certain fund accounting compliance services. With respect to such services, AXA Equitable makes available the office space, equipment, personnel and facilities required to provide such services to EGF. For these services, EGF pays AXA Equitable a fee at an annual rate of 0.035% of EGF’s total average daily net assets.

Effective November 1, 2004, JPMorgan Chase Bank (“JPMorgan”), serves as the custodian of EGF’s portfolio securities and other assets. Under the terms of the Custody Agreement between EGF and JP Morgan, JP Morgan maintains cash, securities and other assets of the Funds. JP Morgan is also required, upon the order of EGF, to deliver securities held by JP Morgan, and make payments for securities purchased by EGF. JP Morgan has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

Effective December 1, 2004, Boston Advisors, Inc. (“Boston Advisors”), an affiliate of AXA Equitable and ECM, replaces MONY Capital Management, Inc. (“MONY Capital”), also an affiliate of AXA Equitable and ECM, as the investment sub-adviser to the Short Duration Bond Fund. However, because the current portfolio managers and other investment personnel of MONY Capital became associated with Boston Advisors to perform the same portfolio management services, no change in the day-to-day management of the Short Duration Bond Fund resulted. Boston Advisors’ replacement of MONY Capital as the Fund Manager did not result in any changes to the Short Duration Bond Fund’s investment objective, policies or strategies or the advisory fees payable by the Short Duration Bond Fund.

At a meeting held on December 15, 2004, the Board of Directors of EGF approved the following investment sub-adviser changes effective as of December 17, 2004: (1) replacement of Wellington Management Company, LLP as the investment sub-adviser to the Deep Value Fund with Barrow, Hanley, Mewhinney & Strauss, Inc., (2) replacement of Fred Alger Management, Inc. as the investment sub-adviser to the Multi-Cap Growth Fund with Montag & Caldwell, Inc. and (3) replacement of William D. Witter, Inc. as the investment sub-adviser to the Small Company Growth Fund with Eagle Asset Management, Inc. In each instance, the replacement of the current investment sub-adviser by the new sub-adviser did not result in any changes to the funds’ investment objectives or the advisory fees payable by the funds to ECM.

Effective November 1, 2004, the line of credit with State Street Bank and Trust was terminated.

ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Enterprise Group of Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Multi-Cap Growth, Small Company Growth, Small Company Value, Capital Appreciation, Deep Value, Equity, Equity Income, Growth, Growth and Income, International Growth, Global Financial Services, Global Socially Responsive, Mergers and Acquisitions, Technology, Managed, Strategic Allocation, Government Securities, High-Yield Bond, Short Duration Bond, Tax-Exempt Income, Total Return and Money Market Funds (constituting The Enterprise Group of Funds, Inc., hereafter referred to as the “Funds”) at October 31, 2004, the results of each of their operations for the period January 1, 2004 through October 31, 2004 and the year ended December 31, 2003, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 22, 2004

THE ENTERPRISE Group of Funds, Inc.

Tax Reporting Information (Unaudited)

The Tax-Exempt Income Fund has designated 100% of the income distributions paid monthly by each class of the Fund during its taxable period ended October 31, 2004 as tax-exempt interest dividends for Federal income tax purposes. However, the Fund also paid taxable long-term capital gains.

The capital gain designations for distributions EGF paid to shareholders in the period ended October 31, 2004, whether taken in additional shares or in cash, were as follows:

Equity Income	$214,730
Global Financial Services	106,103
Mergers and Acquisitions	352,602
Short Duration Bond	723
Tax-Exempt Income	62,035
Total Return	290,179

The information below summarizes those Funds which had the following portions of their fiscal year 2004 ordinary income distributions qualify as qualifying dividend income (“QDI”):

Equity Income	100%

The information below summarizes those Funds which had the following portions of their fiscal year 2004 ordinary income distributions qualify for the corporate dividends received deduction (“DRD”):

Equity Income	100%

For the fiscal year ended October 31, 2004, the percentage of income earned from direct treasury obligations approximately amounted to the following:

Managed	12.70%
Total Return	16.27%
Money Market	11.70%

THE ENTERPRISE Group of Funds, Inc.

DIRECTORS AND OFFICERS

October 31, 2004

NAME, ADDRESS AND YEAR OF BIRTH	POSITIONS HELD	YEAR OF ELECTION	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN EGF	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Arthur T. Dietz, Atlanta, GA 1923	Director and Audit Committee Member	1972	President, ATD Advisory Corp.	22	—

Arthur Howell, Esquire, Atlanta, GA 1918	Director and Audit Committee Chairman	1968	Of Counsel, Alston & Bird LLP (law firm)	22	—

William A. Mitchell, Jr., Atlanta, GA 1940	Director and Chairman	1987	Chairman, Carter & Associates (real estate development)	22	—

Lonnie H. Pope, Macon, GA 1934	Director and Audit Committee Member	1985	CEO, Longleaf Industries, Inc., (chemical manufacturing)	22	—

INTERESTED PARTIES:

Steven M. Joenk, New York, NY 1958	President and Chief Executive Officer, Director	2004	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since 2004, chairman and president of ECM, co-chairman of EFD and a director of MONY Capital Management Inc., Matrix Private Equities, Inc., Matrix Capital Markets Group Inc., 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).	22	—

Kenneth T. Kozlowski, New York, NY 1961	Chief Financial Officer and Treasurer	2004	From February 2001 to present, Vice President of AXA Financial; from October 1999 to February 2001, Assistant Vice President of AXA Financial; from October 1996 to October 1999, Director-Fund Administration, Prudential Investments.	22	—

Catherine R. McClellan Atlanta, Georgia 1955	Secretary	1990	Senior Vice President, Secretary and Chief Counsel, ECM and EFD	22	—

Patricia Louie, New York, NY 1955	Vice President and Assistant Secretary	2004	From May 2003 to present, Vice President and Associate General Counsel of AXA Financial and Equitable; from July 1999 to May 2003, Vice President and counsel of AXA Financial and Equitable; from September 1994 to July 1999, Assistant General Counsel of The Dreyfus Corporation.	22	—

THE ENTERPRISE Group of Funds, Inc.

DIRECTORS AND OFFICERS

October 31, 2004

NAME, ADDRESS AND YEAR OF BIRTH	POSITIONS HELD	YEAR OF ELECTION	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN EGF	OTHER DIRECTORSHIPS

Joseph J. Paolo New York, NY 1970	Chief Compliance Officer	2004	From March 2004 to present, Vice President of AXA Financial and Equitable and Chief Compliance Officer of AXA Financial’s Funds Management Group; from May 2002 to March 2004, Assistant Vice President and Compliance Director of AXA Financial And Equitable, from February 2001 to May 2002, Compliance Officer of AXA Financial and Equitable; from June 1998 to February 2001, Principal Consultant, PricewaterhouseCoopers LLP.	22	—

Brian E. Walsh, New York, NY 1968	Vice President and Controller	2004	From February 2003 to present, Vice President of AXA Financial; From January 2001 to February 2003, Assistant Vice President of AXA Financial; from December 1999 to January 2001, Senior Fund Administrator of Equitable; from January 1993 to December 1999, Manager of Prudential Investment Fund Management.	22	—

Kenneth B. Beitler New York, NY 1958	Vice President	2004	From February 2003 to present, Vice President of AXA Financial; from February 2002 to February 2003, Assistant Vice President of AXA Financial; from May 1999 to February 2000, Senior Investment Analyst of AXA Financial; Prior thereto, an Investment Systems Development Analyst with TIAA-CREF.	22	—

Phillip G. Goff, Atlanta, GA 1963	Vice President	1995	Senior Vice President and CFO, EFD; Vice President and CFO, ECM	22	—

Anthony C. Ciliberto, Atlanta, GA 1966	Assistant Controller	2004	Vice President of Fund Administration, ECM	22	—

Footnotes:

EGF - The Enterprise Group of Funds, Inc.	EFD - Enterprise Fund Distributors, Inc.
ECM - Enterprise Capital Management, Inc.

The Enterprise Group of Funds Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request by calling 1-800-432-4320.

ANNUAL REPORT

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request, without charge, by calling toll-free 1-800-432-4320; visiting the Fund’s Web site at www.enterprisefunds.com and visiting the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available on the Fund’s Web site at www.enterprisefunds.com and on the SEC’s Web site at http://www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The EGF funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The form N-Q filings are available on the SEC’s Web site at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE ENTERPRISE Group of Funds, Inc.

Investment Advisor

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Investment Advisors

Enterprise Capital Management, Inc.

Atlanta Financial Center

3343 Peachtree Road, N.E.

Suite 450

Atlanta, GA 30326-1022

AXA Equitable

1290 Avenue of the Americas

New York, NY 10104

Distributor

Enterprise Fund Distributors, Inc.

Atlanta Financial Center

3343 Peachtree Road, N.E.

Suite 450

Atlanta, GA 30326-1022

Telephone: 1-800-432-4320

Custodian

JP Morgan Chase Bank

Brooklyn, NY 11245

Transfer Agent

Boston Financial Data Services, Inc

330 W. 9th Street

Kansas City, MO 64105-1514

Telephone: 1-800-368-3527

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, NY 10017

Member - Investment Company Institute

1-800-432-4320

www.axaenterprise.com

This report is not to be used in connection with

the offering of shares of the funds unless accompanied or

preceded by an effective prospectus.

©2004 Enterprise Fund Distributors, Inc. AR CA10.04

Item 2.    Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics”, as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 11(a)(1).

Item 3.    Audit Committee Financial Expert.

The registrant’s Board has determined that Mr. Arthur T. Dietz, a member of the Board’s Audit Committee, is an “audit committee financial expert,” as defined in Item 3. Mr. Dietz is considered to be “independent,” for purposes of Item 3(a)(2).

Item 4.    Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate audit fees billed to the registrant for 2004 and 2003 by the principal accountant were $414,531 and $394,500, respectively.

(b) Audit-Related Fees. The aggregate audit related fees billed to the registrant for 2004 and 2003 by the principal accountant were $20,475 and $15,750, respectively. These services were primarily for work related to reviewing various SEC filings and agreed upon procedures relating to the semi-annual report.

(c) Tax Fees. The aggregate tax fees billed to the registrant for 2004 and 2003 by the principal accountant were $173,950 and $238,735, respectively. These services related primarily to finalizing year-end tax calculations, reviewing tax compliance and preparation of state and federal tax returns.

(d) All Other Fees. There were no fees, other than those noted under the “Audit Fees”, “Audit-Related Fees” and “Tax Fees” disclosures, billed to the registrant for the last two fiscal years by the principal accountant.

(e) (1) Pre-Approval Policy. The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). Any proposed services not subject to general pre-approval (e.g., unanticipated but permissible services) will require specific pre-approval by the Committee. The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e) (2) None of the services that were described in paragraphs (b) thru (d) of this item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for 2004 and 2003 to the registrant’s investment adviser and other qualifying affiliated entities were $4,622,960 and $848,403, respectively.

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and other qualifying affiliated entities that were not pre-approved pursuant to paragraph (c)(7)(ii) or Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

Not applicable

Item 6.    Schedule of Investments.

Not applicable

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.    Submission of Matters to a Vote of Security Holders.

Not applicable

Item 10.    Controls and Procedures.

(a)  The registrant’s president/chief executive officer and chief financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)  The registrant’s president/chief executive officer and chief financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.    Exhibits.

(a)	(1)	Code of Ethics required by Item 2 is attached hereto.

(a)	(2)	Separate certifications by the registrant’s president/chief executive officer and treasurer/chief financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(a)	(3)	Written Solicitation to purchase securities under Rule 23c-1 of the Investment Company Act of 1940 – Not applicable.

(b)		A certification by the registrant’s president/chief executive officer and treasurer/chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Enterprise Group of Funds, Inc.

By:	/s/ Steven M. Joenk
Name:	Steven M. Joenk
Title:	President/Chief Executive Officer
Date:	December 31, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Steven M. Joenk
Name:	Steven M. Joenk
Title:	President/Chief Executive Officer
Date:	December 31, 2004

By:	/s/ Kenneth T. Kozlowski
Name:	Kenneth T. Kozlowski
Title:	Treasurer/Chief Financial Officer
Date:	December 31, 2004